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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7978

                               ING Mayflower Trust
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               (Address of principal executive offices) (Zip code)

          C T Corporation System, 101 Federal Street, Boston, MA 02110
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

May 31, 2003                                    DOMESTIC EQUITY GROWTH FUNDS
                                                ING Growth + Value Fund
CLASSES A, B, C, M AND T                        ING Growth Opportunities Fund
                                                ING LargeCap Growth Fund
                                                ING MidCap Opportunities Fund
                                                ING SmallCap Opportunities Fund
                                                ING Disciplined LargeCap Fund

                                                DOMESTIC EQUITY VALUE FUNDS
                                                ING Financial Services Fund
                                                ING Large Company Value Fund
                                                ING MagnaCap Fund
                                                ING MidCap Value Fund
                                                ING SmallCap Value Fund
                                                ING Tax Efficient Equity Fund

                                                DOMESTIC EQUITY AND INCOME FUNDS
                                                ING Convertible Fund
                                                ING Equity and Bond Fund
                                                ING Real Estate Fund





                                    [PHOTO]

                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................      1
            Portfolio Managers' Reports:
              Domestic Equity Growth Funds ...............      2
              Domestic Equity Value Funds ................     16
              Domestic Equity and Income Funds ...........     24
            Index Descriptions ...........................     32
            Independent Auditors' Report .................     33
            Statements of Assets and Liabilities .........     34
            Statements of Operations .....................     42
            Statements of Changes in Net Assets ..........     46
            Financial Highlights .........................     54
            Notes to Financial Statements ................     80
            Portfolios of Investments ....................    102
            Trustee and Officer Information ..............    139

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


     [PHOTO]
JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
July 15, 2003

ING GROWTH + VALUE FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Louis Navellier, Navellier Fund Management, Inc., the Sub-Advisor*

GOAL: ING Growth + Value Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of equity securities, including common and preferred stock.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. Two indices of such performance, the Russell Midcap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending, buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying, When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -20.88% compared to the Russell 3000 Index for which the total return was -7.73%.

PORTFOLIO SPECIFICS: In the semiannual report, we stated that the Fund underperformed the index in the first half primarily due to stock selection in the consumer discretionary and technology sectors. In the six months since, the Fund returned 1.81% and the index 9.34%. During this period, the source of the underperformance was again mainly stock selection, this time in the healthcare and technology sectors, partly offset by favorable stock selection in industrials. Sector selection also detracted from performance. In the most noteworthy cases, we were overweight in technology, which has performed relatively poorly, and were underweight in the financial sector, which was a better-than-average performer in the index. Over the last six months, sector weights underwent significant change. Principally, we cut our underweight in financials by one-third, halved the overweight in technology and reduced our heavy overweight in consumer discretionary stocks to a small amount.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* Effective June 16, 2003 ING Investments, LLC assumed direct management of the Fund. Since that date the Fund has been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell.

Portfolio Managers' Report                               ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                               11/18/96    5/31/97    5/31/98    5/31/99    5/31/00    5/31/01    5/31/02    5/31/03
                                               --------    -------    -------    -------    -------    -------    -------    -------
ING Growth + Value Fund Class A
  With Sales Charge                             $ 9,425    $ 9,614    $11,337    $14,912    $24,511    $16,452    $11,806    $ 9,340
ING Growth + Value Fund Class A
  Without Sales Charge                          $10,000    $10,200    $12,029    $15,822    $26,006    $17,456    $12,526    $ 9,910
Russell 2000 Growth Index                       $10,000    $10,844    $13,148    $12,795    $14,063    $14,863    $14,788    $13,578
Russell 3000 Growth Index                       $10,000    $11,170    $14,496    $17,133    $19,159    $17,297    $15,140    $13,970

                                          AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED MAY 31, 2003
                                    -----------------------------------------
                                                              SINCE INCEPTION
                                    1 YEAR         5 YEAR        11/18/96
                                    ------         ------        --------
Including Sales Charge:
  Class A (1)                       -25.45%        -4.93%        -1.04%
  Class B (2)                       -25.36%        -4.80%        -0.84%
  Class C (3)                       -22.24%        -4.50%        -0.86%
Excluding Sales Charge:
  Class A                           -20.88%        -3.80%        -0.14%
  Class B                           -21.43%        -4.49%        -0.84%
  Class C                           -21.45%        -4.50%        -0.86%
Russell 2000 Index                   -8.18%         0.65%         4.82%(4)
Russell 3000 Index                   -7.73%        -0.74%         5.28%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth + Value Fund against the Russell 2000 Index and the Russell 3000 Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING GROWTH OPPORTUNITIES FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The Growth Opportunities Fund seeks long-term growth of capital through investment in a portfolio consisting primarily of common stocks of U.S. companies that the managers feel have above-average prospects for growth.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 and the S&P 500 index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid cap growth and small cap growth stocks as well. The Russell Midcap Growth index fell 5.84%, and the Russell 2000 Growth index dropped 9.59%.

The results for the six months ending May 31, 2003 were more encouraging. The Russell 3000 Index advanced 4.92% during the six-month period and the S&P 500 moved up 3.87%. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell 3000 index moved up 15.90% and the S&P 500 advanced 15.05%. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May, 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

PERFORMANCE: For the year ended May 31, 2003, the ING Growth Opportunities Fund had a total return of -16.03% compared to the S&P 500 index for which the total return was -8.06%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that the Fund under-performed the index in the first half year and this was primarily due to exposure to more cyclically sensitive Technology stocks such as semiconductors. In the six months since the date of the semi-annual report, the Fund returned 1.00% and the index 3.96%. During this period, the source of the underperformance was mainly sector selection. We over weighted the Technology sector, which was a laggard for most of the period and were underweight in the Utilities and Financial sectors, which were relatively strong. Over the last six months, sector weights underwent significant change with both the substantial over weight in Technology and under weight in Financials more than halved.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Managers' Report                         ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                              6/1/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Growth Opportunities Fund Class A
  With Sales Charge                          $ 9,427   $11,577   $13,940   $17,012   $22,349   $35,726   $22,156   $15,805   $13,272
ING Growth Opportunities Fund Class A
  Without Sales Charge                       $10,000   $12,282   $14,788   $18,047   $23,709   $37,899   $23,504   $16,767   $14,080
Russell 3000 Index                           $10,000   $13,008   $16,255   $21,095   $24,932   $27,880   $25,170   $22,032   $20,328
S&P 500 Index                                $10,000   $12,844   $16,622   $21,722   $26,289   $29,042   $25,977   $22,380   $20,575

                                                AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED MAY 31, 2003
                                   --------------------------------------------------------
                                                                          SINCE INCEPTION
                                                                        OF CLASS A, B AND C
                                   1 YEAR        5 YEAR       10 YEAR         6/5/95
                                   ------        ------       -------         ------
Including Sales Charge:
  Class A (1)                     -20.85%        -5.97%           --           3.61%
  Class B (2)                     -20.72%        -5.75%           --           3.68%
  Class C (3)                     -17.42%        -5.46%           --           3.69%
  Class T (4)                     -19.89%        -5.48%         4.04%            --
Excluding Sales Charge:
  Class A                         -16.03%        -4.84%           --           4.38%
  Class B                         -16.55%        -5.52%           --           3.68%
  Class C                         -16.59%        -5.46%           --           3.69%
  Class T                         -16.55%        -5.48%         4.04%            --
Russell 3000 Index                 -7.73%        -0.74%         9.63%          9.27%
S&P 500 Index                      -8.06%        -1.08%         9.93%          9.44%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the Russell 3000 Index and the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% for the 1 year return.

(5)  Since inception performance for the index is shown from 6/1/95.

(6) The Fund may invest in securities of large, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies than the S&P 500 Index with a large range of market capitalizations.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the growth securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING LARGECAP GROWTH FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James A. Vail, CFA, Senior Vice President, ING Investments, LLC.*

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of large U.S. companies.

MARKET OVERVIEW: The S&P 500 Index posted a loss of 8.06% over the 12 months ended May 31, 2003. Declines occurred in the first half of the period due to accounting concerns, conflict with Iraq, and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the index, especially those trading at low dollar prices. For the whole period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -13.56% compared to the Russell 1000 Growth Index for which the total return was -7.85%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that underperformance in the first half year was primarily due to the underperformance of cyclically sensitive Technology stocks such as semiconductors. In the six-months since the date of the semi-annual report, the Fund returned 2.80% and the index 3.83%. During the period stock selection was neutral over all with relative gains in the Technology and Health Care sectors more or less balancing relative losses in Financials and Energy. Sector selection detracted slightly from performance on balance: we held on average an over weight in Technology, which was a laggard for most of the period, and an over weight in Energy which was generally strong, (although, as noted, the results of our stock selections were in the opposite direction). Over the last six months, sector weights did not undergo significant change. The largest pair of changes was the reduction of our over weight in Telecommunications stocks and an increase in Consumer Discretionary stocks, both by about 3 1/2%.

MARKET OUTLOOK: While we expect the recovery to continue at a more moderate pace as compared to prior cycles, our optimism has improved at the margin. The economic cycle is greatly influenced by psychology and the inventory cycle. Although the consumer has been supported by a housing refinance boom during the down cycle, business spending has been weak. Once corporate psychology improves to the point that pent up projects are released, the positive feedback loop of psychology and the inventory cycle can be put into play. Inventories remain at very low levels, so there is reason to believe that the boost to the economy from inventory growth could be substantial.

Meanwhile, government authorities are doing everything possible to set a recovery in motion. The combined monetary and fiscal stimulus of the Fed rate cuts, mortgage refinancings, and the most recent tax cut will continue to inject tremendous additional liquidity into the financial system.

In summary, the economic outlook has improved. Reduced geo-political uncertainty and aggressive economic policy conditions have lowered investors' risk aversion and improved capital market sentiment. This condition has reduced the financial distress of consumers, corporations and emerging markets government borrowers alike, setting the stage for improved growth in the quarters ahead. This enhanced economic backdrop should bode well for corporate profit growth and investor sentiment.

* Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Advisor. Andrew J. Shilling, Senior Vice Presidentand Partner is the portfolio manager.

Portfolio Managers' Report                              ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                                     7/21/97     5/31/98     5/31/99     5/31/00     5/31/01     5/31/02     5/31/03
                                                     -------     -------     -------     -------     -------     -------     -------
ING LargeCap Growth Fund Class A
  With Sales Charge                                  $ 9,427     $11,949     $20,505     $30,828     $19,446     $13,224     $11,431
ING LargeCap Growth Fund Class A
  Without Sales Charge                               $10,000     $12,675     $21,752     $32,702     $20,628     $14,028     $12,126
Russell 1000 Growth Index                            $10,000     $11,375     $14,357     $17,946     $12,614     $ 9,982     $ 9,198
S&P 500 Index                                        $10,000     $11,586     $14,022     $15,491     $13,856     $11,937     $10,975

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2003
                                   --------------------------------------------
                                                                SINCE INCEPTION
                                   1 YEAR            5 YEAR         7/21/97
Including Sales Charge:
  Class A (1)                      -18.52%           -2.04%          2.31%
  Class B (2)                      -18.40%           -1.90%          2.51%
  Class C (3)                      -15.14%           -1.59%          2.62%
Excluding Sales Charge:
  Class A                          -13.62%           -0.88%          3.34%
  Class B                          -14.17%           -1.52%          2.66%
  Class C                          -14.15%           -1.59%          2.62%
Russell 1000 Growth Index(4)        -7.85%           -4.16%          2.49%(4)
S&P 500 Index                       -8.06%           -1.08%          1.61%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 8/1/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. From time to time, the stock market may not favor the large company growth-oriented securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies.

MARKET OVERVIEW: The U.S. equity markets declined during the year ending May 31, 2003. For the period, the Russell MidCap Growth index declined 5.84%. Mid-sized stocks were not alone in their decline. The Russell 2000 Growth index fell 9.59%, the S&P 500 was down 8.06% and the Dow Jones Industrials dropped 8.90%. The NASDAQ Composite, down 1.23%, held up a little better following its steep drop in the two preceding years.

The results for the six months ending May 31, 2003 were more encouraging. The Russell MidCap Growth index advanced 10.00% during the six-month period. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell MidCap Growth index moved up 19.27%. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -8.91% compared to the Russell Mid Cap Growth Index for which the total return was -5.84% and the S&P MidCap 400 Index for which the total return was -9.14%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that the Fund outperformed the index in the first half year and this was primarily due to stock selection in the transportation, telecommunications and financial sectors. In the six months since the date of the semi-annual report, the Fund returned 4.01% and the index 10.00%. During this period, the source of the underperformance was mainly stock selection in the Healthcare and Industrials sectors. We estimate that these accounted for approximately half of the underperformance. Sector selection also detracted from performance. We held on average an over weight in Technology which was a laggard for most of the period and were underweight in the Healthcare sector which was relatively strong. Over the last six months, sector weights underwent significant change with the substantial over weight in Technology taken to an underweight and the under weight in Healthcare stocks reduced considerably.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

                                                       8/20/98       5/31/99       5/31/00       5/31/01       5/31/02       5/31/03
                                                       -------       -------       -------       -------       -------       -------
ING MidCap Opportunities Fund Class A
  With Sales Charge                                    $ 9,425       $14,581       $24,651       $18,865       $14,375       $13,094
ING MidCap Opportunities Fund Class A
  Without Sales Charge                                 $10,000       $15,470       $26,155       $20,016       $15,252       $13,893
S&P MidCap 400 Index                                   $10,000       $14,218       $17,268       $19,154       $19,612       $17,820
Russell MidCap Growth Index                            $10,000       $14,521       $20,869       $15,801       $13,091       $12,326

                                        AVERAGE ANNUAL TOTAL RETURNS FOR
                                         THE PERIODS ENDED MAY 31, 2003
                                         -------------------------------
                                                         SINCE INCEPTION
                                            1 YEAR           8/20/98
                                            ------           -------
Including Sales Charge:
  Class A (1)                              -14.16%             5.80%
  Class B (2)                              -14.04%             6.14%
  Class C (3)                              -10.38%             6.38%
Excluding Sales Charge:
  Class A                                   -8.91%             7.12%
  Class B                                   -9.51%             6.47%
  Class C                                   -9.47%             6.38%
Russell MidCap Growth Index(4)              -5.84%             4.50%(5)
S&P MidCap 400 Index                        -9.14%            12.93%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Fund normally invests in mid-cap companies that the portfolio managers feel have above average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.

(5)  Since inception performance for the index is shown from 9/1/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING SMALLCAP OPPORTUNITIES FUND                       Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The Small Cap Opportunities Fund (the "Fund") seeks capital appreciation through investing primarily in common stocks of smaller, lesser-known U.S. companies.

MARKET OVERVIEW: The U.S. equity markets declined during the year ending May 31, 2003. For the period, the Russell 2000 Growth index declined 9.59%. This small cap growth index fared slightly worse than other broad market measures: The Russell Midcap Growth index fell 5.84%, the S&P 500 was down 8.06% and the Dow Jones Industrials dropped 8.90%. The NASDAQ Composite, down 1.23%, held up a little better following its steep drop in the two preceding years.

The results for the six months ending May 31, 2003 were more encouraging. The Russell 2000 Growth index advanced 9.00% during the six-month period. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell 2000 Growth index moved up 23.64%, leading all the major market indexes. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive

PERFORMANCE: For the year ended May 31, 2003, the ING SmallCap Opportunities Fund had a total return of -24.46% compared to the Russell 2000 index for which the total return was -8.18%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that underperformance in the first half year was primarily due to exposure to consumer related stocks. In the six-months since the date of the semi-annual report, the Fund returned -2.76% and the index 9.00%. During this period, the source of the underperformance was mainly stock selection in the Health Care and Technology sectors. We estimate that these accounted for approximately half and a quarter of the underperformance respectively. Sector selection also detracted from performance. We held on average an over weight in Technology, which was a laggard for most of the period and were underweight in the Financial sector which was relatively strong. Over the last six months, sector weights underwent significant change with the strong over weight in Technology reduced considerably and the under weight in Financial stocks halved.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                       ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                              6/5/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
ING SmallCap Opportunities Fund Class A
  With Sales Charge                          $ 9,427   $13,196   $12,928   $15,263   $16,604   $34,571   $29,477   $18,907   $14,283
ING SmallCap Opportunities Fund Class A
  Without Sales Charge                       $10,000   $13,998   $13,714   $16,191   $17,614   $36,674   $31,271   $20,057   $15,152
Russell 2000 Growth Index                    $10,000   $14,460   $13,679   $15,847   $16,470   $19,713   $16,611   $13,983   $12,642
Russell 2000 Index                           $10,000   $13,589   $14,536   $17,624   $17,150   $18,851   $19,923   $19,823   $18,200

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2003
                                   -----------------------------------------------------------
                                                                             SINCE INCEPTION
                                                                           OF CLASS A, B AND C
                                   1 YEAR           5 YEAR      10 YEAR           6/5/95
                                   ------           ------      -------           ------
Including Sales Charge:
  Class A (1)                      -28.81%           -2.48%         --             4.56%
  Class B (2)                      -28.71%           -2.25%         --             4.62%
  Class C (3)                      -25.75%           -2.02%         --             4.59%
  Class T (4)                      -27.93%           -1.90%       4.61%              --
Excluding Sales Charge:
  Class A                          -24.46%           -1.32%         --             5.34%
  Class B                          -24.96%           -1.99%         --             4.62%
  Class C                          -25.00%           -2.02%         --             4.59%
  Class T                          -24.92%           -1.90%       4.61%              --
Russell 2000 Growth Index(5)        -9.59%           -4.42%       4.17%            2.97%(6)
Russell 2000 Index                  -8.18%            0.65%       8.12%            7.77%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% for the 1 year return.

(5) The Fund normally invests in small-cap companies that the portfolio manager believes have above average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.

(6)  Since inception performance for the index is shown from 6/1/95.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small size growth companies in which the Fund invests.

                See accompanying index descriptions on page 32.

ING DISCIPLINED LARGECAP FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Hugh T.M. Whelan, CFA, Aeltus Investment Management, Inc., the Sub-Advisor.

GOAL: The ING Disciplined LargeCap Fund (formerly, ING Research Enhanced Index
Fund) (the "Fund") seeks capital appreciation by investing at least 80% of its net assets in stocks included in the S&P 500.

MARKET OVERVIEW: The S&P 500 Index posted a loss of 8.06% over the 12 months ended May 31, 2003. Declines occurred in the first half of the period due to accounting concerns, conflict with Iraq, and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the index, especially those trading at low dollar prices. For the whole period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -9.73%, compared to -8.06% for the S&P 500 Index.

PORTFOLIO SPECIFICS: Our return attribution analysis indicates that the bulk of the underperformance was due to stock selection, especially in April - May of 2003. The models we use to determine our overweights and underweights measure three things: business momentum/earnings quality, valuation, and market recognition. In looking at what was effective and what was not, we were hurt primarily by our market recognition variables, including price momentum, analyst estimate revision, and short interest during the rally in 2003. This was due to the fact that market's recent focus on small, low priced stocks represents a sharp change in market leadership and is unsupported by our measures of positive analyst estimate revisions. Only some of our valuation factors, like price to free cash flow, cash as a percentage of market value, and forward P/E were effective during the period.

While the Fund benefited from its underweights in less fundamentally attractive stocks in 2002, this year our underweights have detracted from performance as the stocks with the poorest fundamentals according to our measures have had the best performance on balance. The largest individual detractors from performance were our overweights of Home Depot and Cisco, and our underweight in AIG. Positive contributors to performance were our underweights in Altria Group, Baxter International, and Electronic Data Systems.

The Fund's sector allocation did not have a significant impact on performance, as is typically the case because we maintain sector exposures that are very close to those of our benchmark.

MARKET OUTLOOK: Our bottom-up quantitative ranking process is leading us currently to modest overweights in industrials and financials and small underweights in the healthcare and consumer discretionary sectors. Our fully invested approach will continue to focus on the goal of adding performance through strong individual stock selection -- not through sector or style rotation -- while maintaining overall portfolio characteristics that are representative of the S&P 500 Index.

We believe that if the current rally continues, our model will identify the strongest performing stocks based on our research which shows that stocks with attractive valuations, strong underlying business momentum, and clear market recognition usually outperform stocks, which have the worst scores in these areas over the long run.

Portfolio Manager's Report                         ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

                                                      12/30/98       5/31/99       5/31/00       5/31/01       5/31/02       5/31/03
                                                      --------       -------       -------       -------       -------       -------
ING Disciplined LargeCap Fund Class A
  With Sales Charge                                    $ 9,425       $10,123       $10,719       $ 9,421       $ 8,047       $ 7,264
ING Disciplined LargeCap Fund Class A
  Without Sales Charge                                 $10,000       $10,740       $11,373       $ 9,996       $ 8,538       $ 7,707
S&P 500 Index                                          $10,000       $10,647       $11,763       $10,521       $ 9,064       $ 8,333

                                 AVERAGE ANNUAL TOTAL RETURNS FOR
                                 THE PERIODS ENDED MAY 31, 2003
                                 -------------------------------
                                                 SINCE INCEPTION
                                    1 YEAR          12/30/98
                                    ------          --------
Including Sales Charge:
  Class A (1)                       -14.88%          -6.98%
  Class B (2)                       -14.93%          -6.82%
  Class C (3)                       -11.34%          -6.40%
Excluding Sales Charge:
  Class A                            -9.73%          -5.72%
  Class B                           -10.45%          -6.40%
  Class C                           -10.45%          -6.40%
S&P 500 Index                        -8.06%          -4.04%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 01/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING FINANCIAL SERVICES FUND                           Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Steven L. Rayner, CFA, CPA, Vice-President and Portfolio Manager; Robert M. Kloss, Vice-President & Portfolio Manager. ING Investments, LLC, Investment Adviser.

GOAL: The Financial Services Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the equity securities of companies engaged in financial services.

MARKET OVERVIEW: The six months ended May 31, 2003 could be termed "a tale of two markets" for the Fund, our benchmark financial index, and the broader market index, all of which had declined by double-digit percentages as of mid-March, but subsequently rallied strongly to post mid-single-digit gains for the period.

Continued lackluster economic data and a mixed picture for corporate earnings plagued the markets during the first calendar quarter of 2003, with the then-impending Iraqi conflict acting as a further overhang. However, even as war finally came and proceeded tentatively in the early stages, indications of improving economic conditions began to emerge. By the time the war ended in a decisive if not unexpected victory, the markets were in full rally mode, with many of the more credit- and market-sensitive companies benefiting the most in the general upturn.

Most of the sub-groups in our financial universe advanced during the period, though the route taken to achieve those gains varied widely. The more economically-sensitive groups, such as the consumer finance companies, brokers, and asset managers, were generally quite weak early in the year, but roared back as the rally took hold in the second calendar quarter of 2003. Certain defensive areas, including banks, some life insurers, and the property/casualty insurers, held up better early in the year, but then watched passively as beaten-down sub-sectors advanced more swiftly in the subsequent rally.

The S&P Financials Index rose 6.13% during the six months ending May 31, 2003, surpassing the 3.87% return posted by the broader market as measured by the S&P 500 Index. For the full 12-month period ending May 31, 2003, the S&P Financials Index declined -4.08%, outperforming the -8.06% decline in the S&P 500 Index.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -6.98% compared to the -4.08% return for the S&P Financials Index.

PORTFOLIO SPECIFICS: The Fund moved incrementally to take advantage of depressed valuations early in the period, moving our offensive/defensive bias from a mildly defensive stance to a neutral-to-slightly-offensive position by the end of the fiscal year. As the rally off the mid-March lows progressed, many of our holdings performed well, though we were underweighted in certain names versus our index, which held back the Fund's relative performance.

Among the individual stocks that were significant contributors to performance during the year ended May 31, 2003 were: securities brokers Lehman Brothers and Goldman Sachs; diversified financials, American Express and CitiGroup; regional banks, UCBH Holdings, Prosperity Bancshares, and Alabama National; and disability insurer, Delphi Financial Group.

Conversely, our two multiline insurers, American International Group and Hartford Financial Services, produced sharply negative results during the fiscal year, as both were beset by reserving issues and continued concerns over potential casualty and asbestos liabilities.

Our significant bet on the mortgage insurance sub-sector has yet to pay off, though one of our two holdings has produced a slight profit. We are still convinced that the eventual waning of the seemingly endless refinance boom will see these companies earn substantial profits as policy persistency improves and expenses moderate.

We continue to search all areas of our financial universe for distinctive values in attractively-priced names.

MARKET OUTLOOK: Six months ago, we wrote about our expectation that improved earnings prospects might be the catalyst to finally get the markets and our sector moving forward again. While we are happy to see that optimism over the earnings outlook has helped fuel the recent advance, we are not convinced that the most deserving stocks in our universe have received the most investor attention.

Thus, we have concentrated on finding what we believe to be the best relative values among those companies leveraged to an economic recovery, as opposed to those that might be derailed by overly exuberant expectations or by the prospect of higher interest rates looming somewhere down the road. We continue to see considerable value within our universe of financial stocks, though we feel selectivity will be key.

Portfolio Manager's Report                           ING FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                         5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                         -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Financial Services
  Fund Class A With
  Sales Charge           $ 9,422   $10,182   $11,071   $14,761   $22,743   $34,654   $31,249   $26,386   $35,807   $38,349   $35,674
ING Financial Services
  Fund Class A Without
  Sales Charge           $10,000   $10,806   $11,750   $15,667   $24,138   $36,780   $33,166   $28,004   $38,003   $40,701   $37,862
S&P 500 Index            $10,000   $10,743   $12,576   $15,891   $19,939   $25,705   $29,068   $29,821   $31,947   $27,024   $24,674
S&P Financials Index     $10,000   $10,880   $12,658   $16,845   $24,553   $34,593   $37,457   $38,068   $44,094   $41,391   $39,404

                                         AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED MAY 31, 2003
                              --------------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS B
                              1 YEAR       5 YEAR       10 YEAR     10/17/97
                              ------       ------       -------     --------
Including Sales Charge:
  Class A (1)                -12.33%       -0.60%        13.56%         --
  Class B (2)                -12.00%       -0.46%           --        2.85%
Excluding Sales Charge:
  Class A                     -6.98%        0.58%        14.24%         --
  Class B                     -7.66%       -0.18%           --        2.97%
S&P 500 Index                 -8.06%       -1.08%         9.93%       2.38%(3)
S&P 500 Financials Index      -4.08%        2.65%        14.69%       6.03%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the S&P 500 Index and S&P 500 Financials Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the Fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)  Since inception performance for the index is shown from 11/1/97.

PRINCIPAL RISK FACTOR(S): Because the Fund's portfolio is concentrated in the financial services industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings and less liquid than larger companies. The value of convertible or debt securities may fall when interest rates rise. Profitability of financial services companies are more affected by changes in interest rates than some other companies.

                See accompanying index descriptions on page 32.

ING LARGE COMPANY VALUE FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC.*

GOAL: The Large Company Value Fund's (the "Fund") principal objective is long-term capital appreciation through investment in a diversified portfolio consisting primarily of common stocks of large companies. Income is a secondary objective.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. The Russell MidCap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending, buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq conflict. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying, When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -15.21% compared to the S&P/Barra Value index for which the total return was -8.70%.

PORTFOLIO SPECIFICS: In the semiannual report we stated that the Fund underperformed the index in the first half year, and this was primarily due to exposure to electric utilities. In the six months since the last semiannual report, the Fund returned 1.98% and the index 5.61%. During this period, the source of the underperformance was mainly sector selection. In the most noteworthy cases, we were overweight technology when it was performing poorly, and were underweighted in utilities, which was the best performing sector in the index. This was partly offset by our overweight in the strong health care sector. By contrast, the aggregate effect of stock selection was much smaller, although some of the components were individually significant. Stock selection in the financials and consumer discretionary sectors had an adverse effect on performance, while stock selection in technology and telecommunications was positive. Over the last six months, sector weights underwent significant change. We cut our underweight in financials by two-thirds, halved the overweight in health care and converted the overweight in technology to an underweight.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                          ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

                          5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02  5/31/03
                          -------   -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
ING Large Company Value
  Fund Class A
  With Sales Charge       $ 9,427   $ 9,738   $ 9,598   $10,703   $12,924   $13,765   $13,691   $27,000   $24,980   $21,775  $18,462
ING Large Company Value
  Fund Class A
  Without Sales Charge    $10,000   $10,330   $10,182   $11,353   $13,710   $14,602   $14,523   $28,641   $26,498   $23,098  $19,584
S&P Barra Value Index     $10,000   $10,743   $12,576   $15,891   $19,939   $25,705   $29,068   $29,821   $31,947   $27,024  $24,674
S&P 500 Index             $10,000   $10,426   $12,531   $16,094   $20,828   $27,219   $32,942   $36,392   $32,551   $28,044  $25,783

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                               ----------------------------------------------------------------------------
                                                                        SINCE INCEPTION     SINCE INCEPTION
                                                                           OF CLASS B         OF CLASS C
                               1 YEAR           5 YEAR      10 YEAR          8/22/00            9/26/00
                               ------           ------      -------          -------            -------
Including Sales Charge:
  Class A (1)                  -20.08%           -4.05%       6.32%              --                 --
  Class B (2)                  -19.99%              --          --           -17.22%                --
  Class C (3)                  -16.72%              --          --               --             -16.25%
Excluding Sales Charge:
  Class A                      -15.21%           -2.90%       6.95%              --                 --
  Class B                      -15.78%              --          --           -16.46%                --
  Class C                      -15.88%              --          --               --             -16.25%
S&P Barra Value Index(4)        -8.70%           -0.81%       9.45%           -8.15%(5)          -8.39%(6)
S&P 500 Index                   -8.06%           -1.08%       9.93%          -13.96%(5)         -12.60%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Large Company Value Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Fund normally invests in companies that the portfolio manager considers to be undervalued compared to the overall stock market. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(5)  Since inception performance for the index is shown from 9/1/00.

(6)  Since inception performance for the index is shown from 10/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic. From time to time, the stock market may not favor the large company value securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING MAGNACAP FUND                                     Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC.*

GOAL: The ING MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. The Russell MidCap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending was buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying. When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -12.46% compared to the S&P 500 Index for which the total return was -8.06%.

PORTFOLIO SPECIFICS: In the semi-annual report we stated that the Fund underperformed the index in the first half year, and this was primarily due to exposure to electric utilities. In the six months since the last semi-annual report, the Fund returned 2.92% and the index 3.96%. During this period, the source of the underperformance was mainly sector selection, although the components were individually small. In the largest case, we underweighted utilities, which was the best performing sector in the index. By contrast, the aggregate effect of stock selection was minor, although some of the components were individually significant. Stock selection in financials and the consumer sectors had an adverse effect on performance, while stock selection in healthcare and industrials was positive. Over the last six months, portfolio sector weights underwent significant change. The primary change was to move to an overweight in financials and reduced the underweight in the consumer sectors. This was financed by increased underweights in technology and healthcare.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                                     ING MAGNACAP FUND
--------------------------------------------------------------------------------

                         5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                         -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
ING MagnaCap Fund
  Class A With
  Sales Charge           $ 9,422   $10,178   $11,889   $14,684   $18,394   $22,906   $25,700   $27,287   $25,891   $23,069   $20,196
ING MagnaCap Fund
  Class A Without
  Sales Charge           $10,000   $10,802   $12,618   $15,584   $19,523   $24,312   $27,276   $28,960   $27,479   $24,485   $21,435
S&P Barra Value Index    $10,000   $10,743   $12,576   $15,891   $19,939   $25,705   $29,068   $29,821   $31,947   $27,024   $24,674
S&P 500 Index            $10,000   $10,426   $12,531   $16,094   $20,828   $27,219   $32,942   $36,392   $32,551   $28,044   $25,783

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                 ---------------------------------------------------------------------------
                                                                          SINCE INCEPTION    SINCE INCEPTION
                                                                         OF CLASS B AND M      OF CLASS C
                                 1 YEAR          5 YEAR        10 YEAR        7/17/95            6/1/99
                                 ------          ------        -------        -------            ------
Including Sales Charge:
  Class A (1)                    -17.51%          -3.63%         7.28%           --                 --
  Class B (2)                    -17.38%          -3.41%           --          5.86%                --
  Class C (3)                    -14.49%             --            --            --              -6.66%
  Class M (4)                    -15.89%          -3.59%           --          5.66%                --
Excluding Sales Charge:
  Class A                        -12.46%          -2.49%         7.92%           --                 --
  Class B                        -13.03%          -3.18%           --          5.86%                --
  Class C                        -13.11%             --            --            --              -6.66%
  Class M                        -12.85%          -2.91%           --          6.14%                --
S&P Barra Value Index(5)          -8.70%          -0.81%         9.45%         8.14%(6)          -4.01%
S&P 500 Index                     -8.06%          -1.08%         9.93%         8.87%(6)          -5.94%

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(6)  Since inception performance for the index is shown from 8/01/95.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments.

                See accompanying index descriptions on page 32.

ING MIDCAP VALUE FUND                                 Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: The Mid Cap Investment Committee of Brandes Investment Partners L.P. the Fund's sub-adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

MARKET OVERVIEW: For the year ended May 31, 2003, the S&P 500 Index declined 8.06%. Similarly, the Russell MidCap Value Index, which aims to measure the performance of medium-sized U.S. stocks, shed 5.73%.

Early in the period, U.S. equity prices retreated amid continued concerns regarding corporate accounting improprieties and mixed economic reports. To bolster the sluggish economy, the U.S. Federal Reserve Board cut interest rates a half percent in November.

In early 2003, stock prices continued to languish, as consumer confidence reached its lowest level in nearly 10 years and the unemployment rate stayed at 6%. Uncertainty surrounding U.S. military action in Iraq also weighed on sentiment. Stocks rebounded substantially in April and May, however, as evidence of improving corporate profits, improving consumer sentiment, and the end of large-scale combat in Iraq paralleled strong returns.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -16.94% compared to the Russell MidCap Value Index for which the total return was -5.73%.

PORTFOLIO SPECIFICS: During the year, declines for holdings in the auto components industry had the most significant influence on the Fund's returns. Goodyear Tire & Rubber (2.1% of the Fund) and Visteon (1.6%) were among positions registering declines. Holdings in the airlines and insurance industries, such as AMR (airlines -- 1.6%) and Allmerica Financial (insurance -- 0.9%), also tended to decline.

While a majority of the Fund's holdings declined during the period, advances for positions in industries such as food products and semiconductors & equipment contributed positively to performance. Other top performers included holdings such as PG&E (electric utilities -- 1.9%) and Lucent Technologies
(communications equipment -- 2.0%).

During the period, we sold Reebok International (textiles, apparel & luxury goods -- 0.0%) as its market price advanced to our estimate of its intrinsic value. In addition, we sold positions such as Comverse Technology (wireless telecom services -- 0.0%) and Massey Energy (metals & mining -- 0.0%) to pursue other investment opportunities.

Positions added during the year included firms such as CIT Group (diversified financial services -- 3.8%) and El Paso (electric utilities -- 2.5%). We purchased each new position at price levels that we believe offer significant potential for long-term appreciation. We also added to select existing positions at price levels that we consider attractive.

As of May 31, 2003, the Fund's most significant weightings lie in the insurance and electric utilities industries. Keep in mind that weightings are not the product of industry-level forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities.

MARKET OUTLOOK: As value investors, we offer no predictions regarding the short-term direction of the overall market. A key teaching from Ben Graham -- widely considered the father of the value investing approach -- is that, in the short term, the stock market is a voting machine, with a stock's price reflecting only the stock's popularity with investors on any given day. In the long term, however, the market is more of a weighing machine, aligning a stock's price to reflect the fair value of the underlying business.

For value investors, this means that a stock's price and its fair value often "detach" from one another in the short term. Because of the manic-depressive nature of the overall market -- where sentiment can shift between sweeping, carefree optimism and overwhelming fear and uncertainty seemingly overnight -- prices of stocks tend to fluctuate much more than the intrinsic value of the companies they represent. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

We target the latter situation, purchasing stocks that are trading at discounts to their fair values and then holding these stocks until the market recognizes their inherent worth. By confidently approaching the short-term vagaries of the market with rational, objective analysis, we believe we can identify compelling investment opportunities and deliver superior long-term results.

Portfolio Manager's Report                                 ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                                      2/1/02   5/31/02   5/31/03
                                                      ------   -------   -------
ING MidCap Value Fund Class A With Sales Charge      $ 9,425   $ 9,689   $ 8,048
ING MidCap Value Fund Class A Without Sales Charge   $10,000   $10,280   $ 8,538
Russell MidCap Value Index                           $10,000   $10,659   $10,048

                               TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                               ------------------------------------------------
                                            SINCE INCEPTION    SINCE INCEPTION
                                              OF CLASS A      OF CLASS B AND C
                                 1 YEAR       02/01/2002         02/04/02
                                 ------       ----------         --------
Including Sales Charge:
  Class A (1)                    -21.74%        -15.07%               --
  Class B (2)                    -21.46%            --            -13.51%
  Class C (3)                    -18.14%            --            -10.84%
Excluding Sales Charge:
  Class A                        -16.94%        -11.20%               --
  Class B                        -17.40%            --            -10.84%
  Class C                        -17.32%            --            -10.84%
Russell MidCap Value Index        -5.73%          1.05%             0.36%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5.00% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Since inception performance for the index is shown from 02/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests.

                See accompanying index descriptions on page 32.

ING SMALLCAP VALUE FUND                               Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: The SmallCap Investment Committee of Brandes Investment Partners L.P. the Fund's sub-adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

MARKET OVERVIEW: For the year ended May 31, 2003, the S&P 500 Index declined 8.06%. Similarly, the Russell 200 Value Index, which aims to measure the performance of smaller U.S. stocks, shed 8.78%.

Early in the period, U.S. equity prices retreated amid continued concerns regarding corporate accounting improprieties and mixed economic reports. To bolster the sluggish economy, the U.S. Federal Reserve Board cut interest rates a half percent in November.

In early 2003, stock prices continued to languish, as consumer confidence reached its lowest level in nearly 10 years and the unemployment rate stayed at 6%. Uncertainty surrounding U.S. military action in Iraq also weighed on sentiment. Stocks rebounded substantially in April and May, however, as evidence of improving corporate profits, improving consumer sentiment, and the end of large-scale combat in Iraq paralleled strong returns.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -9.83% compared to the Russell 200 Value Index for which the total return was -8.78%.

PORTFOLIO SPECIFICS: During the year, declines for holdings in the metals & mining industry had the most significant influence on the Fund's returns. Stillwater Mining (1.4% of the Fund) and Wolverine Tube (2.3%) were among positions registering declines. Holdings in the textiles, apparel & luxury goods and electrical equipment industries, such as Tommy Hilfiger (textiles, apparel & luxury goods -- 2.2%) and Belden (electrical equipment -- 2.5%), also tended to decline.

While a majority of the Fund's holdings declined during the period, advances for positions in industries such as communications equipment and wireless telecom services contributed positively to performance. Other top performers included holdings such as Avaya (communications equipment -- 4.0%) and Fleetwood Enterprises (household durables -- 2.8%).

During the period, we sold positions such as American Physicians Capital (insurance) and Syms (specialty retail) as their market prices advanced to our estimates of their intrinsic values. In addition, we sold select holdings to pursue other investment opportunities.

Positions added during the year included firms such as Goodyear Tire & Rubber (auto components -- 3.6%) and Gateway (computers & peripherals -- 2.5%). We purchased each new position at price levels that we believe offer significant potential for long-term appreciation. We also added to select existing positions at price levels that we consider attractive.

As of May 31, 2003, the Fund's most significant weighting lies in the metals & mining industry. Keep in mind that weightings are not the product of industry-level forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities.

MARKET OUTLOOK: As value investors, we offer no predictions regarding the short-term direction of the overall market. A key teaching from Ben Graham -- widely considered the father of the value investing approach -- is that, in the short term, the stock market is a voting machine, with a stock's price reflecting only the stock's popularity with investors on any given day. In the long term, however, the market is more of a weighing machine, aligning a stock's price to reflect the fair value of the underlying business.

For value investors, this means that a stock's price and its fair value often "detach" from one another in the short term. Because of the manic-depressive nature of the overall market -- where sentiment can shift between sweeping, carefree optimism and overwhelming fear and uncertainty seemingly overnight, prices of stocks tend to fluctuate much more than the intrinsic value of the companies they represent. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

We target the latter situation, purchasing stocks that are trading at discounts to their fair values and then holding these stocks until the market recognizes their inherent worth. By confidently approaching the short-term vagaries of the market with rational, objective analysis, we believe we can identify compelling investment opportunities and deliver strong long-term results.

ING SMALLCAP VALUE FUND                               Portfolio Manager's Report
--------------------------------------------------------------------------------

                                                        2/1/02     5/31/02    5/31/03
                                                        -------    -------    -------
ING SmallCap Value Fund Class A With Sales Charge       $ 9,425    $10,009    $ 9,026
ING SmallCap Value Fund Class A Without Sales Charge    $10,000    $10,620    $ 9,576
Russell 200 Value Index                                 $10,000    $ 9,977    $ 9,101

                                  TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                          -------------------------------------------------------------
                                    SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                       OF CLASS A        OF CLASS B       OF CLASS C
                          1 YEAR       02/01/2002         02/04/02         02/07/02
                          ------       ----------         --------         --------
Including Sales Charge:
  Class A (1)             -15.03%         -7.42%               --               --
  Class B (2)             -14.96%            --             -5.76%              --
  Class C (3)             -11.43%            --                --            -2.18%
Excluding Sales Charge:
  Class A                  -9.83%         -3.20%               --               --
  Class B                 -10.53%            --             -2.83%              --
  Class C                 -10.55%            --                --            -2.18%
Russell 200 Value Index    -8.78%         -6.82%            -6.82%(4)        -6.82%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Russell 200 Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5.00% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Since inception performance for the index is shown from 02/01/2002.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING TAX EFFICIENT EQUITY FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James A. Vail CFA, Senior Vice-President, ING Investment, LLC.*

GOAL: The ING Tax Efficient Fund (the "Fund") seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after tax basis.

MARKET OVERVIEW: After slowing over geopolitical concerns early in 2003, the economy appears to be showing signs of improvement. Rail and truck shipments are recovering modestly and demand for natural resources has stabilized. Housing remains robust reflecting the low interest rate environment. The consumer while cautious, continues to demonstrate resiliency despite a rising unemployment environment. Under this umbrella, the stock market has rebounded sharply as the Iraqi concerns have diminished and the domestic economy may have bottomed. Lastly the weaker U.S. dollar has restored a degree of positive outlook to those exporting sectors whose business had been harmed by the greenback's strength of the last few years.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -13.24% compared to a -8.06% total return for the S&P 500 Index.

PORTFOLIO SPECIFICS: During the last twelve months the Fund underperformed the S&P 500 Index reflecting several holdings that because of company specific issues were down substantially. Those included Tenet Health Care, Baxter International, Kimberly Clark and Ford Motor Company.

MARKET OUTLOOK: We believe the markets are poised to resume their upward bias after second quarter earnings reports are digested and management comments regarding current and prospecture business conditions are released. The various forms of stimulus are in place for a better economy, rising corporate profits and higher stock prices. Consider the low interest rate environment, fiscal stimulus, weakened U.S. dollar and the impact of recent consumer home refinancings should have on the economy. This has produced anemic fixed income returns, and smaller returns for money market funds. In our opinion these all point to potentially higher equity prices especially given the recent change in tax treatment of dividends. We are encouraged by the outlook for equities.

Within this environment the Tax Efficient Equity Fund continues to search for attractively valued stocks that can report above average earnings growth over the intermediate term and are selling at relatively attractive levels.

* A team of investment professionals led by James A. Vail, CFA, Senior Vice President, ING Investments, LLC assumed responsiblity for the Fund on April 21, 2003.

Portfolio Manager's Report                         ING TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

                                                            12/15/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                                            --------   -------   -------   -------   -------   -------
ING Tax Efficient Equity Fund Class A With Sales Charge      $ 9,425   $10,886   $11,984   $10,930   $ 9,460   $ 8,207
ING Tax Efficient Equity Fund Class A Without Sales Charge   $10,000   $11,550   $12,715   $11,597   $10,037   $ 8,708
S&P 500 Index                                                $10,000   $11,261   $12,440   $11,127   $ 9,587   $ 8,813

                                               AVERAGE ANNUAL TOTAL RETURNS FOR
                                                THE PERIODS ENDED MAY 31, 2003
                                               ---------------------------------
                                                                SINCE INCEPTION
                                                 1 YEAR            12/15/98
                                                 ------            --------
Including Sales Charge:
  Class A (1)                                   -18.24%             -4.33%
  Class B (2)                                   -18.10%             -4.08%
  Class C (3)                                   -14.74%             -3.74%
Excluding Sales Charge:
  Class A                                       -13.24%             -3.05%
  Class B                                       -13.79%             -3.65%
  Class C                                       -13.88%             -3.74%
S&P 500 Index                                   -8.06%             -2.77%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Tax Efficient Equity Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax. In exchange for higher growth potential, investing in stocks of mid-size and smaller companies may entail greater price volatility than investing in those of large companies.

                 See accompanying index descriptions on page 32.

ING CONVERTIBLE FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Anuradha Sahai, Vice President, ING Investments, LLC.*

GOAL: The ING Convertible Fund (the "Fund") seeks to maximize long-term total return by investing at least 80% in convertible securities consisting of capital appreciation and current income.

MARKET OVERVIEW: The convertible indices, the S&P 500, and the NASDAQ Composite benchmark witnessed significant volatility during the one-year period ending May 31, 2003. The economic malaise that started turning around towards the latter half of this period was the underlying driver of the ups and downs witnessed. Additional factors contributing to the volatility were revelations of massive corporate accounting frauds, SEC investigations leading to reduced Wall Street credibility and the Iraqi situation -- all in all leading to an action packed one-year period. The credit markets were also very volatile with corporate bond spreads widening and then remarkably tightening towards the end of this period. The turnaround occurred following the October low with equities rallying and credit spreads tightening on improving economic numbers and an additional interest rate cut by the Fed.

As an asset class, convertibles outperformed stocks over the one-year period. Initially, with the decrease in equity valuations, their bond-like feature helped convertibles outperform equities. The strong recent up trend in equities along with credit spread tightening helped the convertible market outperform in the latter part of this period too.

Liquidity in the market remains good in contrast to some fixed income markets. Hedge funds reportedly have plenty of buying power and there continues to be a large appetite for convertible new issuance. The traditional ability to hedge incremental holdings of convertible securities by shorting the underlying common stock continues to allow both dealers and hedge funds to position convertibles more easily than they can accommodate straight corporate debt. New issuance picked up in the last couple of months with May witnessing 48 new deals raising just over $14 billion. A number of large deals have come to market largely resulting from issuers' reluctance to go to the equity market as stock valuations came down and due to their inability to raise capital in the straight debt market at attractive rates. With demand for paper high as a result of increased inflows and companies able to raise cheap capital in the convertible market, issuance continues to remain high.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, returned 7.80% compared to 11.20% for the First Boston Convertible Index.

PORTFOLIO SPECIFICS: The fund performance improved from its repositioning to a more market weighted stance. Short-term defensive posturing with respect to equity sensitivity augmented performance. Risk management measures helped the fund weather the significant volatility the markets witnessed and improve risk-adjusted returns. The Fund benefited from favorable security selection in technology, media, industrials and consumer staples sectors and had a beneficial under weight sensitivity to the consumer discretionary sector. This was somewhat offset by underperformance in the transportation and utilities sectors. Underperformance versus the benchmark was largely due to the under weighting of the fund in riskier names that outperformed towards the latter half of this period.

MARKET OUTLOOK: We believe the recent surge in the equity markets, led by over optimism in the strength of the economy, may be unsustainable in the near term. Economic indicators are improving, albeit gradually. Despite the indications that the Fed may ease further, we think the profitability outlook for firms will only slowly improve. Businesses simply do not have much pricing power and indeed this aspect is one of the reasons why inflation should remain under control during the economic recovery.

In these volatile times, we believe that convertible securities are attractive relative to comparable alternative asset classes. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will likely reward companies that typically benefit in the recovery part of the cycle.

A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

* A team of investment professionals led by Anuradha Sahai, Vice President, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Managers' Report                                  ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                    5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98
                                                    -------   -------   -------   -------   -------   -------
ING Convertible Fund Class A With Sales Charge      $ 9,424   $10,427   $10,671   $13,797   $15,752   $19,180
ING Convertible Fund Class A Without Sales Charge   $10,000   $11,064   $11,323   $14,640   $16,714   $20,352
Credit Suisse First Boston Convertible Index        $10,000   $10,344   $11,685   $14,164   $15,158   $17,513

                                                    5/31/99   5/31/00   5/31/01   5/31/02  5/31/2003
                                                    -------   -------   -------   -------  ---------
ING Convertible Fund Class A With Sales Charge      $23,572   $32,071   $28,732   $25,151   $27,111
ING Convertible Fund Class A Without Sales Charge   $25,012   $34,030   $30,169   $26,687   $28,767
Credit Suisse First Boston Convertible Index        $19,317   $24,588   $23,308   $21,430   $23,830

                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                 ---------------------------------------------------------------
                                                                            SINCE INCEPTION
                                                                              OF CLASS B
                                     1 YEAR       5 YEAR       10 YEAR          5/31/95
                                     ------       ------       -------          -------
Including Sales Charge:
  Class A (1)                         1.57%        5.90%        11.01%              --
  Class B (2)                         2.16%        6.26%           --            11.74%
  Class C (3)                         6.15%        6.53%        10.96%              --
Excluding Sales Charge:
  Class A                             7.80%        7.17%        11.65%              --
  Class B                             7.16%        6.53%           --            11.74%
  Class C                             7.15%        6.53%        10.96%              --
First Boston Convertible Index       11.20%        6.35%         9.07%            9.32%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the First Boston Convertible Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 6/1/95.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies.

                 See accompanying index descriptions on page 32.

ING EQUITY AND BOND FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James A. Vail, CFA, manages the equity portion of the Fund, with a team led by James B. Kauffman manages the fixed income portion of the Fund. Both are ING Investments, LLC.

GOAL: The ING Equity and Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in both equities and bonds.

MARKET REVIEW:

EQUITIES: The last twelve months witnessed a volatile equity market as measured by the S&P 500, and despite recent strength, the Index has yet to reach its June 2002 level of 1050. Beginning in June 2002, the market was buffeted by concerns over the integrity of the U.S. economic and financial systems as reports of fraud, accounting irregularities and fears of an economic slow down took center stage. During the third quarter of 2002, the S&P 500 dropped 24% to 800, subsequently recovered to 962 but retested the 800 level again in October. We saw a recovery in the fourth quarter of 2002 but the market settled into a narrow trading range before Iraqi War fears again drove the Index back to the 800 level. Since then, the successful completion of the Iraqi campaign, and evidence that the aggressive Federal Reserve loosening appears to be leading to an economic rebound contributred to a dramatic market ralley in May. Since the bottom in March, the S&P 500 is up 23%.

While in the short term this may be over extended, we believe we are on the verge of a recovery witnessed by recent strength in consumer confidence and business surveys suggesting the worst may be over. Additionally, the recent tax cut should spur activity in the third quarter leading to a better economy for the last quarter of 2003 and into 2004. The market has historically anticipated changes in the economy and we believe the strength in May may be signaling better times ahead.

BONDS: 2002 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Fed's November's rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.26% in 2002.

With the advent of the first quarter of 2003, capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. The prices of gold and energy shot up dramatically.

In May of 2003 the Federal Reserve sent an unequivocal message to the markets with the release of its new policy statement: "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Subsequent comments from Fed officials reiterated their concern about the slow recovery and the steps they are willing to take to forestall deflationary expectations.

With the prospect of an extended period of accommodative monetary policy, the Treasury market promptly rallied to forty-five year lows. Asian central banks and our own domestic mortgage buyers also added Treasuries: the former to defend the dollar versus their local currency, and the later to offset the evaporating duration of their holdings.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class A shares, excluding sales charges, returned -0.66% compared to -8.70% for the S&P Barra Value Index, 11.58% for the Lehman Brothers Aggregate Bond Index and 0.04% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS:

EQUITIES: The Equity portfolio lagged the S&P Barra Value Index reflecting it's overweight in utilities and consumer staples for the last twelve months but benefited from its over weight in the information sector, industrials and telecommuication services. Utilities were specifically hurt by financial fears based on lingering Enron effects and the need to pursue equity offering to shore up weak balance sheets.

BONDS: The Fund benefited from strict credit disciplines during 2002 -- a period of unprecedented financial fraud and deteriorating earnings. Security selection and sector allocation, by and large, produced positive alpha. The addition of high yield, emerging market, and euro-denominated bonds in the fourth quarter of the calendar year aided performance into 2003.

MARKET OUTLOOK:

EQUITIES: While the market has done well in the near term and may need to consolidate recent gains, we believe the intermediate to longer term direction may be higher. The combined forces of lower interest rates, tax cuts, a weaker U.S. dollar and its positive impact on domestic exports should lay the foundation for an improving U.S. economy as we progress through 2003 and into 2004. Recall that 2004 is a presidential election year and historically markets do well into this event. The Equity Portfolio will continue to search for undervalued situations where near to intermediate catalysts could unleash that perceived value.

BONDS: Weak aggregate demand has followed the capital expenditure binge years of the late 1990's. Ultimately the stimulative effects of negative real rates, a weakening dollar, and tax cuts will likely boost the domestic economy out of its lethargy. And we do not agree with the school of thought that draws parallels between our current slow growth predicament and the decade long recession in Japan. In the U. S. fiscal and monetary policy has been largely proactive, and overleveraged companies have been allowed to fail.

The big question for bond investors is how long rates will stay low and when will the economy gain traction. Given that excess capacity is high for this stage of a "recovery" and that pricing power is weak, the outlook is murky; but we do not anticipate a deflationary spiral. In response to these historically low interest rates we are slightly short in duration and have moved to an underweight in mortgages.

Portfolio Managers' Report                              ING EQUITY AND BOND FUND
--------------------------------------------------------------------------------

                                                        5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98
                                                        -------   -------   -------   -------   -------   -------
ING Equity and Bond Fund Class A With Sales Charge      $ 9,423   $ 9,342   $10,369   $12,976   $13,978   $17,749
ING Equity and Bond Fund Class A Without Sales Charge   $10,000   $ 9,914   $11,004   $13,771   $14,833   $18,835
S&P Barra Value Index                                   $10,000   $10,743   $12,576   $15,891   $19,939   $25,705
Lehman Brothers Aggregate Bond Index                    $10,000   $10,071   $11,227   $11,720   $12,694   $14,080
Lipper Balanced Fund Index                              $10,000   $10,368   $11,563   $13,468   $15,776   $18,951
Composite Index (60% S&P 500 Index / 40%
  Lehman Brothers Aggregate Bond Index)                 $10,000   $10,286   $12,003   $14,201   $17,148   $21,036

                                                        5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                                        -------   -------   -------   -------   -------
ING Equity and Bond Fund Class A With Sales Charge      $20,686   $20,650   $20,702   $19,567   $19,438
ING Equity and Bond Fund Class A Without Sales Charge   $21,952   $21,914   $21,969   $20,765   $20,628
S&P Barra Value Index                                   $29,068   $29,821   $31,947   $27,024   $24,674
Lehman Brothers Aggregate Bond Index                    $14,693   $15,002   $16,970   $18,345   $20,469
Lipper Balanced Fund Index                              $20,948   $22,127   $22,592   $21,485   $21,126
Composite Index (60% S&P 500 Index / 40%
  Lehman Brothers Aggregate Bond Index)                 $24,135   $25,911   $25,577   $24,234   $24,243

                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                         ---------------------------------------------------------------
                                                                      SINCE INCEPTION   SINCE INCEPTION
                                                                         OF CLASS B       OF CLASS T
                                          1 YEAR   5 YEAR   10 YEAR        5/31/95           3/31/00
                                          ------   ------   -------        -------           -------
Including Sales Charge:
  Class A (1)                             -6.40%    0.64%    6.87%             --                --
  Class B (2)                             -6.15%    0.95%      --            7.54%               --
  Class C (3)                             -2.24%    1.18%    6.83%             --                --
  Class T (4)                             -4.91%      --       --              --             -4.20%
Excluding Sales Charge:
  Class A                                 -0.66%    1.83%    7.51%             --                --
  Class B                                 -1.29%    1.19%      --            7.54%               --
  Class C                                 -1.27%    1.18%    6.83%             --                --
  Class T                                 -1.03%      --       --              --             -3.95%
S&P Barra Value Index                     -8.70%   -0.81%    9.45%           8.79%(5)         -5.91%(6)
Lehman Brothers Aggregate Bond Index      11.58%    7.77%    7.43%           7.80%(5)         10.19%(6)
Lipper Balanced Fund Index                -1.67%    2.20%    7.77%           7.82%(5)         -2.32%(6)
Composite Index (60% S&P 500 Index/40%
  Lehman Brothers Aggregate Bond Index)    0.04%    2.88%    9.26%           9.18%(5)         -3.06%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Income Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index, Lipper Balanced Fund Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(5)  Since inception performance for the index is shown from 6/1/95.

(6)  Since inception performance for the index is shown from 4/1/00.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 32.

ING REAL ESTATE FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer, Kenneth D. Campbell, Managing Director, Clarion CRA Securities, L.P. the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return through investment in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.

MARKET OVERVIEW: Real estate securities continued their relative outperformance versus broad equities for the year ended May 31, 2003 as real estate securities recorded total return of +3.08% during this time period versus -8.06% for the S&P 500 and -8.18% for small cap equities as measured by the Russell 2000 index. This continues an outperformance streak which has persisted over the past three years as real estate securities are +13.95% per annum for the three years ended May 31, 2003 versus -10.86% per annum for the S&P 500 and -1.16% per annum for small cap stocks (Russell 2000). Investors' appetite for yield and stability in cash flows continue to generate strong funds flow into the sector as real estate mutual funds flow in 2003 year-to-date exceeds $1 billion according to AMG data. The sub-adviser expects continued healthy funds flow in the near to intermediate term via both open end and closed end real estate mutual funds.

Much of the total return over the past year has been achieved during the past three months as REITs have benefited from a combination of factors, the most important of which are the sense that the economy may be entering a recovery phase, which would be good for job growth and thus commercial real estate demand, combined with an attractive current income component in an investment landscape starved for yield.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of 4.13% compared to the Wilshire Real Estate Securities Index which returned 3.10% for the same period. For the period ended May 31, 2003, the Fund's Class B shares, excluding sales changes, provided a total return of 12.77% (from November 20, 2002, commencement of operations of the class).

PORTFOLIO SPECIFICS: Property type selection was the major contributor to relative outperformance over the past year as the retail property types (malls and shopping centers) have significantly outperformed the other major property groups (office and apartments). The Fund's overweights in shopping centers (+23.8% for the year) and malls (+21.7%) combined with underweights in the underperforming office (-1.2%) and apartments (-2.8%) have both contributed to relative outperformance. Also contributing has been a sharp underweight in the beleaguered hotel sector (-20.3% for the year) which is still attempting to regain its footing following several years of weak demand induced by a weak economy and exacerbated by international events.

MARKET OUTLOOK: We remain constructive on the outlook for returns to an actively managed real estate stock portfolio. By our estimates, the average REIT is trading at a 1.2% discount to the private market value of the company's real estate. Also, REITs are still trading at about 10 times forward 4-quarter earnings which is still well below the average REIT pricing multiple of 12 times forward earnings. Funds flows to real estate stock funds remain strong indicating investors still are attracted to the attractive yield and total return potential of REITs. The size of the public real estate company universe continues to grow. Initial Public Offerings for Maguire Properties (the largest office space owner in Downtown Los Angeles) and American Financial Realty (an acquirer of corporate-owned properties, primarily single-tenant bank branches and multi-tenant office buildings whose Chairman is Lewis Ranieri, a pioneer of mortgage backed securities) are expected in late June. With the prospect of continued positive funds flow, reasonable valuations, and attractive dividend yields, the investment thesis for real estate securities we believe remains favorable.

Portfolio Managers' Report                                  ING REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                    12/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                                    --------   -------   -------   -------   -------   -------   -------   -------
ING Real Estate Fund Class I Without Sales Charge    $10,000   $10,162   $11,962   $11,079   $11,189   $13,301   $15,828   $16,482
Wilshire Real Estate Security Index                  $10,000   $10,148   $11,404   $10,746   $10,674   $13,043   $15,324   $15,799

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                      ---------------------------------------------------------------------------------------
                                                        SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                           OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                      1 YEAR   5 YEAR       12/20/02          11/20/02          1/17/03          12/31/96
                                      ------   ------       --------          --------          -------          --------
Including Sales Charge:
  Class A(1)                              --       --         6.25%               --                --               --
  Class B(2)                              --       --           --              7.77%               --               --
  Class C(3)                              --       --           --                --             13.56%              --
  Class I(4)                            4.13%    6.62%          --                --                --             8.11%
Excluding Sales Charge:
  Class A                                 --       --        12.06%               --                --               --
  Class B                                 --       --           --             12.77%               --               --
  Class C                                 --       --           --                --             15.03%              --
  Class I(4)                            4.13%    6.62%          --                --                --             8.11%
Wilshire Real Estate Security Index     3.10%    6.74%       11.30%(5)         12.93%(6)         14.65%(7)         7.39%(8)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Wilshire Real Estate Security Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period.

Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

* Because Class A shares did not have a full year's performance during the year ended May 31, 2003, the dollar amounts in the graph are based upon the performance of Class I shares of the Fund. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) Reflects performance of predecessor mutual fund, CRA Realty Shares portfolio through November 4, 2002, when the reorganization was completed.

(5)  Since inception for the index is shown from 01/01/03.

(6)  Since inception for the index is shown from 12/01/02.

(7)  Since inception for the index is shown from 02/01/03.

(8)  Since inception for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real estate. The Fund primarily invests in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. Risk of concentration -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volume and may be less liquid than securities of large, more established companies.

                 See accompanying index descriptions on page 32.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The MERRILL LYNCH HIGH YIELD MASTER II INDEX is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have credit rating lower than BBB-/Baa3 but are not in default.

The NASDAQ 100 FINANCIAL INDEX is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the Nasdaq National Market System and SmallCap Market.

The NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 200 VALUE INDEX measures the performance of those Russell 200 companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

The RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 FINANCIALS INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

The S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

The S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The WILSHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Class A, B, C, M and T shareholders and the Boards of Directors and Trustees of ING Equity Trust, ING Investment Funds, Inc., and ING Mayflower Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Growth + Value Fund, ING Growth Opportunities Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund (formerly ING Research Enhanced Index Fund), ING Financial Services Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Tax Efficient Equity Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund as of May 31, 2003, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein for the ING Financial Services Fund, ING Real Estate Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, and ING SmallCap Value Fund, the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after December 31, 2000 for the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after May 31, 2001 for the ING Growth + Value Fund, ING Disciplined LargeCap Fund, and ING Tax Efficient Equity Fund and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after June 30, 1999 for the ING LargeCap Growth Fund, ING Convertible Fund, and ING Equity and Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the financial highlights of the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial highlights. For all periods ending prior to November 1, 2000, the financial highlights, of the ING Growth + Value Fund, ING Disciplined LargeCap Fund, and ING Tax Efficient Equity Fund were audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion on those financial highlights. For all periods ending prior to April 1, 1999, the financial highlights of the ING LargeCap Growth Fund, ING Convertible Fund and ING Equity and Income Fund were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds, as of May 31, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
July 11, 2003

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                    ING              ING              ING
                                                 GROWTH +           GROWTH         LARGECAP
                                                   VALUE        OPPORTUNITIES       GROWTH
                                                   FUND              FUND            FUND
                                               -------------    -------------    -------------
ASSETS:
Investments in securities at value*            $ 199,816,760    $ 177,115,733    $ 172,895,754
Short-term investments at amortized cost           4,794,000        2,618,000        1,282,000
Cash                                                     390              503              563
Receivables:
  Investment securities sold                       4,011,832               --               --
  Fund shares sold                                   175,257           25,267           71,903
  Dividends and interest                              43,436          102,359           57,941
Prepaid expenses                                      31,562           38,672           36,008
                                               -------------    -------------    -------------
  Total assets                                   208,873,237      179,900,534      174,344,169
                                               -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased          814,532        1,001,030               --
Payable for fund shares redeemed                     857,364        1,457,964          338,631
Payable to affiliates                                466,682          337,671          254,047
Payable for trustee fees                               7,039            6,124            8,968
Other accrued expenses and liabilities               343,027          268,602          377,993
                                               -------------    -------------    -------------
  Total liabilities                                2,488,644        3,071,391          979,639
                                               -------------    -------------    -------------
NET ASSETS                                     $ 206,384,593    $ 176,829,143    $ 173,364,530
                                               =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                $ 720,789,830    $ 622,948,756    $ 567,594,251
Undistributed net investment income                       --               --               --
Accumulated net realized loss on investments    (540,538,181)    (469,328,851)    (426,892,932)
Net unrealized appreciation of investments        26,132,944       23,209,238       32,663,211
                                               -------------    -------------    -------------
NET ASSETS                                     $ 206,384,593    $ 176,829,143    $ 173,364,530
                                               =============    =============    =============
* Cost of investments in securities            $ 173,683,816    $ 153,906,495    $ 140,232,543

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                         ING             ING             ING
                                                      GROWTH +         GROWTH          LARGECAP
                                                        VALUE       OPPORTUNITIES       GROWTH
                                                        FUND            FUND             FUND
                                                    -------------   -------------   -------------
CLASS A:
Net Assets                                          $  51,218,411   $  49,944,101   $  40,940,814
Shares authorized                                       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.00
Shares outstanding                                      6,502,888       4,474,864       2,856,870
Net asset value and redemption price per share      $        7.88   $       11.16   $       14.33
Maximum offering price per share (5.75%)(1)         $        8.36   $       11.84   $       15.20
CLASS B:
Net Assets                                          $ 105,172,828   $  50,620,167   $  72,574,856
Shares authorized                                       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.00
Shares outstanding                                     14,063,729       4,873,454       5,186,003
Net asset value and redemption price per share(2)   $        7.48   $       10.39   $       13.99
Maximum offering price per share                    $        7.48   $       10.39   $       13.99
CLASS C:
Net Assets                                          $  49,782,705   $  24,014,717   $  31,515,588
Shares authorized                                       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.00
Shares outstanding                                      6,660,625       2,307,923       2,258,786
Net asset value and redemption price per share(2)   $        7.47   $       10.41   $       13.95
Maximum offering price per share                    $        7.47   $       10.41   $       13.95
CLASS I:
Net Assets                                                    n/a   $  44,704,146   $  22,155,643
Shares authorized                                             n/a       unlimited       unlimited
Par value                                                     n/a   $        0.01   $        0.00
Shares outstanding                                            n/a       3,874,545       1,505,795
Net asset value and redemption price per share                n/a   $       11.54   $       14.71
Maximum offering price per share                              n/a   $       11.54   $       14.71
CLASS Q:
Net Assets                                          $     210,649   $       2,658   $   6,177,629
Shares authorized                                       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.00
Shares outstanding                                         26,984             240         421,358
Net asset value and redemption price per share      $        7.81   $       11.07   $       14.66
Maximum offering price per share                    $        7.81   $       11.07   $       14.66
CLASS T:
Net Assets                                                    n/a   $   7,543,354             n/a
Shares authorized                                             n/a       unlimited             n/a
Par value                                                     n/a   $        0.01             n/a
Shares outstanding                                            n/a         719,377             n/a
Net asset value and redemption price per share(2)             n/a   $       10.49             n/a
Maximum offering price per share                              n/a   $       10.49             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                     ING              ING              ING              ING
                                                    MIDCAP          SMALLCAP       DISCIPLINED       FINANCIAL
                                                OPPORTUNITIES    OPPORTUNITIES       LARGECAP        SERVICES
                                                     FUND             FUND             FUND            FUND
                                                -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*             $ 167,296,926    $ 277,580,542    $  82,242,505    $ 296,084,235
Short-term investments at amortized cost            5,959,000        2,911,000               --       16,339,000
Cash                                                      944              315           28,482              908
Receivables:
  Investment securities sold                               --               --          931,942        1,051,490
  Fund shares sold                                     46,262          200,168          410,096           68,249
  Dividends and interest                               36,956           18,754          128,854          220,985
  Other                                                    --           74,677               --               --
Prepaid expenses                                       31,047           52,055           29,819           18,860
                                                -------------    -------------    -------------    -------------
  Total assets                                    173,371,135      280,837,511       83,771,698      313,783,727
                                                -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased         1,877,472          195,650          764,497        3,439,842
Payable for fund shares redeemed                      309,512        1,190,446          128,804          582,044
Payable to affiliates                                 358,871          546,709          124,697          336,922
Payable for trustee fees                                6,697            6,058            2,842            7,976
Other accrued expenses and liabilities                166,140          264,151          160,438          442,282
                                                -------------    -------------    -------------    -------------
  Total liabilities                                 2,718,692        2,203,014        1,181,278        4,809,066
                                                -------------    -------------    -------------    -------------
NET ASSETS                                      $ 170,652,443    $ 278,634,497    $  82,590,420    $ 308,974,661
                                                =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $ 336,384,095    $ 630,562,076    $ 140,555,354    $ 290,263,842
Undistributed net investment income                        --               --               --          693,010
Accumulated net realized loss on investments     (183,783,471)    (393,085,385)     (59,470,517)        (725,878)
Net unrealized appreciation (depreciation) of
 investments                                       18,051,819       41,157,806        1,505,583       18,743,687
                                                -------------    -------------    -------------    -------------
NET ASSETS                                      $ 170,652,443    $ 278,634,497    $  82,590,420    $ 308,974,661
                                                =============    =============    =============    =============
* Cost of investments in securities             $ 149,245,107    $ 236,422,736    $  80,736,922    $ 277,340,548

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                         ING             ING             ING             ING
                                                        MIDCAP         SMALLCAP      DISCIPLINED      FINANCIAL
                                                    OPPORTUNITIES   OPPORTUNITIES      LARGECAP       SERVICES
                                                         FUND            FUND            FUND           FUND
                                                    -------------   -------------   -------------   -------------
CLASS A:
Net Assets                                          $  44,009,739   $ 118,569,934   $   7,204,515   $ 182,132,654
Shares authorized                                       unlimited       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.01   $        0.00
Shares outstanding                                      4,347,267       6,528,066         946,862       9,464,558
Net asset value and redemption price per share      $       10.12   $       18.16   $        7.61   $       19.24
Maximum offering price per share (5.75%)(1)         $       10.74   $       19.27   $        8.07   $       20.41
CLASS B:
Net Assets                                          $  43,182,807   $  85,464,506   $  34,357,914   $ 126,842,007
Shares authorized                                       unlimited       unlimited       unlimited       unlimited
Par value                                           $        0.01   $        0.01   $        0.01   $        0.00
Shares outstanding                                      4,408,128       5,067,344       4,659,172       6,633,586
Net asset value and redemption price per share(2)   $        9.80   $       16.87   $        7.37   $       19.12
Maximum offering price per share                    $        9.80   $       16.87   $        7.37   $       19.12
CLASS C:
Net Assets                                          $  67,730,055   $  63,406,199   $  21,478,271             n/a
Shares authorized                                       unlimited       unlimited       unlimited             n/a
Par value                                           $        0.01   $        0.01   $        0.01             n/a
Shares outstanding                                      6,948,484       3,767,039       2,912,637             n/a
Net asset value and redemption price per share(2)   $        9.75   $       16.83   $        7.37             n/a
Maximum offering price per share                    $        9.75   $       16.83   $        7.37             n/a
CLASS I:
Net Assets                                          $  10,843,973   $   8,510,032   $  19,549,720
Shares authorized                                       unlimited       unlimited       unlimited             n/a
Par value                                           $        0.01   $        0.01   $        0.01             n/a
Shares outstanding                                      1,049,680         465,819       2,532,248             n/a
Net asset value and redemption price per share      $       10.33   $       18.27   $        7.72             n/a
Maximum offering price per share                    $       10.33   $       18.27   $        7.72             n/a
CLASS Q:
Net Assets                                          $   4,885,869   $     905,921             n/a             n/a
Shares authorized                                       unlimited       unlimited             n/a             n/a
Par value                                           $        0.01   $        0.01             n/a             n/a
Shares outstanding                                        479,635          49,718             n/a             n/a
Net asset value and redemption price per share      $       10.19   $       18.22             n/a             n/a
Maximum offering price per share                    $       10.19   $       18.22             n/a             n/a
CLASS T:
Net Assets                                                    n/a   $   1,777,905             n/a             n/a
Shares authorized                                             n/a       unlimited             n/a             n/a
Par value                                                     n/a   $        0.01             n/a             n/a
Shares outstanding                                            n/a         104,293             n/a             n/a
Net asset value and redemption price per share(2)             n/a   $       17.05             n/a             n/a
Maximum offering price per share                              n/a   $       17.05             n/a             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                        ING                              ING              ING
                                                   LARGE COMPANY         ING            MIDCAP          SMALLCAP
                                                       VALUE          MAGNACAP          VALUE            VALUE
                                                        FUND            FUND             FUND             FUND
                                                   -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*                $ 133,646,066    $ 228,187,761    $  37,639,860    $  31,645,342
Short-term investments at amortized cost               4,169,000        4,312,000        1,767,000          349,000
Cash                                                         673              155              588              109
Receivables:
  Investment securities sold                                  --               --          799,868               --
  Fund shares sold                                        34,081        1,901,885          222,690           87,703
  Dividends and interest                                 332,338          521,471           51,149           32,583
Prepaid expenses                                          29,095           37,270           35,632           32,242
Reimbursement due from manager                                --               --            7,380            4,870
                                                   -------------    -------------    -------------    -------------
  Total assets                                       138,211,253      234,960,542       40,524,167       32,151,849
                                                   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                   --               --          883,984               --
Payable for fund shares redeemed                          55,285        3,652,140           47,341           71,368
Payable to affiliates                                    123,123          253,747           55,820           46,028
Payable for trustee fees                                  64,875            8,819            1,913            1,118
Other accrued expenses and liabilities                   136,318          292,048           58,238           56,345
                                                   -------------    -------------    -------------    -------------
  Total liabilities                                      379,601        4,206,754        1,047,296          174,859
                                                   -------------    -------------    -------------    -------------
NET ASSETS                                         $ 137,831,652    $ 230,753,788    $  39,476,871    $  31,976,990
                                                   =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $ 181,344,848    $ 305,810,446    $  49,590,357    $  36,213,792
Undistributed net investment income (accumulated
 net investment loss)                                    772,491          695,252          (29,333)         (29,333)
Accumulated net realized loss on investments         (41,992,494)     (75,742,327)      (2,585,042)        (808,792)
Net unrealized depreciation of investments            (2,293,193)          (9,583)      (7,499,111)      (3,398,677)
                                                   -------------    -------------    -------------    -------------
NET ASSETS                                         $ 137,831,652    $ 230,753,788    $  39,476,871    $  31,976,990
                                                   =============    =============    =============    =============
* Cost of investments in securities                $ 135,939,259    $ 228,197,344    $  45,138,971    $  35,044,019

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                         ING                             ING             ING
                                                    LARGE COMPANY        ING           MIDCAP          SMALLCAP
                                                        VALUE         MAGNACAP          VALUE           VALUE
                                                        FUND            FUND            FUND             FUND
                                                    -------------   -------------   -------------   -------------
CLASS A:
Net Assets                                          $ 133,145,915   $ 156,902,117   $  15,025,992   $  12,280,182
Shares authorized                                       unlimited      80,000,000       unlimited       unlimited
Par value                                           $       0.001   $        0.00   $       0.001   $       0.001
Shares outstanding                                     10,769,173      17,794,228       1,797,146       1,301,395
Net asset value and redemption price per share      $       12.36   $        8.82   $        8.36   $        9.44
Maximum offering price per share (5.75%)(1)         $       13.11   $        9.36   $        8.87   $       10.02
CLASS B:
Net Assets                                          $   3,538,332   $  50,677,491   $  12,204,760   $   8,232,893
Shares authorized                                       unlimited      80,000,000       unlimited       unlimited
Par value                                           $       0.001   $        0.00   $       0.001   $       0.001
Shares outstanding                                        290,720       5,977,938       1,463,482         876,675
Net asset value and redemption price per share(2)   $       12.17   $        8.48   $        8.34   $        9.39
Maximum offering price per share                    $       12.17   $        8.48   $        8.34   $        9.39
CLASS C:
Net Assets                                          $   1,133,146   $   8,291,408   $  12,034,420   $  11,240,831
Shares authorized                                       unlimited      20,000,000       unlimited       unlimited
Par value                                           $       0.001   $        0.00   $       0.001   $       0.001
Shares outstanding                                         93,405         977,255       1,443,372       1,197,927
Net asset value and redemption price per share(2)   $       12.13   $        8.48   $        8.34   $        9.38
Maximum offering price per share                    $       12.13   $        8.48   $        8.34   $        9.38
CLASS I:
Net Assets                                                    n/a   $       6,853   $     197,428   $     222,463
Shares authorized                                             n/a      50,000,000       unlimited       unlimited
Par value                                                     n/a   $        0.00   $       0.001   $       0.001
Shares outstanding                                            n/a             777          23,527          23,556
Net asset value and redemption price per share                n/a   $        8.82   $        8.39   $        9.44
Maximum offering price per share                              n/a   $        8.82   $        8.39   $        9.44
CLASS M:
Net Assets                                                    n/a   $   7,444,943             n/a             n/a
Shares authorized                                             n/a       5,000,000             n/a             n/a
Par value                                                     n/a   $        0.00             n/a             n/a
Shares outstanding                                            n/a         857,721             n/a             n/a
Net asset value and redemption price per share(3)             n/a   $        8.68             n/a             n/a
Maximum offering price per share                              n/a   $        8.99             n/a             n/a
CLASS Q:
Net Assets                                          $      14,259   $   7,430,976   $      14,271   $         621
Shares authorized                                       unlimited      20,000,000       unlimited       unlimited
Par value                                           $       0.001   $        0.00   $       0.001   $       0.001
Shares outstanding                                          1,154         842,392           1,707              65
Net asset value and redemption price per share      $       12.36   $        8.82   $        8.36   $        9.53
Maximum offering price per share                    $       12.36   $        8.82   $        8.36   $        9.53

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                 ING                              ING              ING
                                                            TAX EFFICIENT         ING          EQUITY AND          REAL
                                                                EQUITY        CONVERTIBLE         BOND            ESTATE
                                                                 FUND            FUND             FUND             FUND
                                                            -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*                         $  31,300,288    $ 189,580,911    $  70,345,035    $ 122,881,843
Short-term investments at amortized cost                        1,049,000        1,761,000        3,847,000        3,723,531
Cash                                                                  606              636              588               --
Foreign currencies at value**                                          --        1,375,627           16,388               --
Receivables:
  Investment securities sold                                      352,601        8,162,816        1,965,047        9,566,587
  Fund shares sold                                                    433          850,447            3,475          577,263
  Dividends and interest                                           46,082          941,490          431,235          168,774
Prepaid expenses                                                   21,914           30,328           35,209           73,189
Reimbursement due from manager                                         --               --            9,946           33,544
                                                            -------------    -------------    -------------    -------------
  Total assets                                                 32,770,924      202,703,255       76,653,923      137,024,731
                                                            -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                       127,440        7,981,513        4,177,131        8,972,920
Payable for fund shares redeemed                                    6,445          396,718           14,989          916,012
Payable to affiliates                                              35,695          291,896           93,255           85,403
Payable for trustee fees                                            2,668            6,681            2,360            4,313
Other accrued expenses and liabilities                             57,834          212,402           83,832          112,947
                                                            -------------    -------------    -------------    -------------
  Total liabilities                                               230,082        8,889,210        4,371,567       10,091,595
                                                            -------------    -------------    -------------    -------------
NET ASSETS                                                  $  32,540,842    $ 193,814,045    $  72,282,356    $ 126,933,136
                                                            =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                             $  42,195,516    $ 281,613,140    $  89,675,208    $ 109,309,007
Undistributed net investment income (accumulated net
 investment loss)                                                      --        1,969,917          489,189        1,409,425
Accumulated net realized loss on investments                   (9,221,785)     (99,435,025)     (14,473,208)      (2,371,039)
Net unrealized appreciation (depreciation) of investments
 and foreign securities                                          (432,889)       9,666,013       (3,408,833)      18,585,743
                                                            -------------    -------------    -------------    -------------
NET ASSETS                                                  $  32,540,842    $ 193,814,045    $  72,282,356    $ 126,933,136
                                                            =============    =============    =============    =============
* Cost of investment in securities                          $  31,733,177    $ 179,920,420    $  73,764,509    $ 104,562,177
** Cost of foreign currencies                                                $   1,373,697    $      15,128

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                      ING                            ING             ING
                                                 TAX EFFICIENT        ING         EQUITY AND         REAL
                                                     EQUITY       CONVERTIBLE        BOND           ESTATE
                                                      FUND            FUND           FUND            FUND
                                                 -------------   -------------   -------------   -------------
CLASS A:
Net Assets                                       $  26,418,249   $  51,008,431   $  32,178,931   $     981,708
Shares authorized                                    unlimited       unlimited       unlimited       unlimited
Par Value                                        $       0.001   $        0.00   $        0.00   $        0.00
Shares outstanding                                   3,054,742       3,147,772       2,747,082          88,758
Net asset value and redemption price per share   $        8.65   $       16.20   $       11.71   $       11.06
Maximum offering price per share (5.75%)(1)      $        9.18   $       17.19   $       12.42   $       11.73
CLASS B:
Net Assets                                       $   5,220,031   $  72,363,716   $  22,348,364   $     149,053
Shares authorized                                    unlimited       unlimited       unlimited       unlimited
Par Value                                        $       0.001   $        0.00   $        0.00   $        0.00
Shares outstanding                                     618,851       4,068,410       1,771,673          13,434
Net asset value and redemption price per share   $        8.44   $       17.79   $       12.61   $       11.10
Maximum offering price per share                 $        8.44   $       17.79   $       12.61   $       11.10
CLASS C:
Net Assets                                       $     902,562   $  66,412,379   $  14,239,832   $     157,483
Shares authorized                                    unlimited       unlimited       unlimited       unlimited
Par Value                                        $       0.001   $        0.00   $        0.00   $        0.00
Shares outstanding                                     107,709       3,996,625       1,270,582          13,852
Net asset value and redemption price per share   $        8.38   $       16.62   $       11.21   $       11.37
Maximum offering price per share                 $        8.38   $       16.62   $       11.21   $       11.37
CLASS Q:
Net Assets                                                 n/a   $   4,029,519   $     222,355             n/a
Shares authorized                                          n/a       unlimited       unlimited             n/a
Par Value                                                  n/a   $        0.00   $        0.00             n/a
Shares outstanding                                         n/a         256,076          19,120             n/a
Net asset value and redemption price per share             n/a   $       15.74   $       11.63             n/a
Maximum offering price per share                           n/a   $       15.74   $       11.63             n/a
CLASS I:
Net Assets                                                 n/a             n/a             n/a   $ 125,644,892
Shares authorized                                          n/a             n/a             n/a       unlimited
Par Value                                                  n/a             n/a             n/a   $        0.00
Shares outstanding                                         n/a             n/a             n/a      10,971,426
Net asset value and redemption price per share             n/a             n/a             n/a   $       11.45
Maximum offering price per share                           n/a             n/a             n/a   $       11.45
CLASS T:
Net Assets                                                 n/a             n/a   $   3,292,874             n/a
Shares authorized                                          n/a             n/a       unlimited             n/a
Par Value                                                  n/a             n/a   $        0.00             n/a
Shares outstanding                                         n/a             n/a         261,871             n/a
Net asset value and redemption price per share             n/a             n/a   $       12.57             n/a
Maximum offering price per share(2)                        n/a             n/a   $       12.57             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                        ING              ING             ING
                                                                     GROWTH +          GROWTH          LARGECAP
                                                                       VALUE        OPPORTUNITIES       GROWTH
                                                                       FUND             FUND             FUND
                                                                   -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                   $     993,338    $     736,359    $   1,139,917
Interest                                                                 131,450           38,744           62,570
                                                                   -------------    -------------    -------------
  Total investment income                                              1,124,788          775,103        1,202,487
                                                                   -------------    -------------    -------------
EXPENSES:
Investment management fees                                             2,446,841        1,865,117        1,411,271
Distribution and service fees:
  Class A                                                                183,274          181,023          156,226
  Class B                                                              1,214,839          561,674          783,154
  Class C                                                                618,262          277,053          351,769
  Class Q                                                                    707                9           24,503
  Class T                                                                     --           80,140               --
Transfer agent fees:
  Class A                                                                 63,087           70,722          134,260
  Class B                                                                125,501           65,603          235,602
  Class C                                                                 63,719           32,227          105,756
  Class I                                                                     --              417           21,065
  Class Q                                                                    258               --           10,071
  Class T                                                                     --           10,479               --
Administrative service fees                                              528,208          451,608          188,169
Shareholder reporting expense                                            370,476          242,036          273,368
Registration fees                                                         68,095           72,593           72,137
Professional fees                                                         57,917           71,743           47,781
Custody and accounting expense                                            80,566           64,052           68,192
Trustee fees                                                              13,360           12,516           13,738
Miscellaneous expense                                                     26,947           26,063           16,049
Insurance expense                                                          6,441            5,030            4,849
                                                                   -------------    -------------    -------------
  Total expenses                                                       5,868,498        4,090,105        3,917,960
Less:
  Net waived and reimbursed fees                                              --               --          303,212
                                                                   -------------    -------------    -------------
  Net expenses                                                         5,868,498        4,090,105        3,614,748
                                                                   -------------    -------------    -------------
Net investment loss                                                   (4,743,710)      (3,315,002)      (2,412,261)
                                                                   -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on:
  Investments                                                        (96,541,901)     (55,971,035)     (67,621,730)
  Options                                                                     --               --          215,589
                                                                   -------------    -------------    -------------
                                                                     (96,541,901)     (55,971,035)     (67,406,141)
Net change in unrealized appreciation of investments and options      21,655,719        7,993,868       27,230,077
                                                                   -------------    -------------    -------------
  Net realized and unrealized loss on investments and options        (74,886,182)     (47,977,167)     (40,176,064)
                                                                   -------------    -------------    -------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ (79,629,892)   $ (51,292,169)   $ (42,588,325)
                                                                   =============    =============    =============
*Foreign taxes                                                     $       3,692    $       4,232    $       1,956

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                            ING              ING              ING              ING
                                                          MIDCAP           SMALLCAP       DISCIPLINED       FINANCIAL
                                                       OPPORTUNITIES    OPPORTUNITIES      LARGECAP         SERVICES
                                                           FUND              FUND            FUND             FUND
                                                       -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                       $     537,557    $     176,584    $   1,604,373    $   6,141,620
Interest                                                     119,238           77,461            9,790          264,941
Other                                                             --               --               83               --
                                                       -------------    -------------    -------------    -------------
  Total investment income                                    656,795          254,045        1,614,246        6,406,561
                                                       -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                                 1,844,018        3,072,328          621,856        2,320,797
Distribution and service fees:
  Class A                                                    138,698          376,048           23,793          453,878
  Class B                                                    469,009          967,874          374,229        1,303,483
  Class C                                                    703,533          731,979          251,645               --
  Class Q                                                     11,576            4,038               --               --
  Class T                                                         --           23,584               --               --
Transfer agent fees:
  Class A                                                     55,341          177,597            9,105          600,391
  Class B                                                     56,208          137,021           42,883          431,502
  Class C                                                     85,374          103,606           28,806               --
  Class I                                                        104              296              527               --
  Class Q                                                         56               70               --               --
  Class T                                                         --            3,508               --               --
Administrative service fees                                  368,961          662,980          127,997           13,848
Shareholder reporting expense                                148,438          344,937           78,576          355,809
Registration fees                                            105,376          113,584           61,115           38,679
Professional fees                                             34,863           75,228           26,272           74,330
Custody and accounting expense                                62,614          102,884           63,992           76,140
Trustee fees                                                  10,532           18,681            5,762           15,084
Miscellaneous expense                                         16,922           35,455            9,489           13,429
Insurance expense                                              4,348            7,862            2,024            6,490
                                                       -------------    -------------    -------------    -------------
  Total expenses                                           4,115,971        6,959,560        1,728,071        5,703,860
Less:
  Net waived and reimbursed fees                             600,861               --               --               --
                                                       -------------    -------------    -------------    -------------
  Net expenses                                             3,515,110        6,959,560        1,728,071        5,703,860
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)                              (2,858,315)      (6,705,515)        (113,825)         702,701
                                                       -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
  Investments                                            (35,686,206)    (136,228,953)     (18,654,392)        (725,878)
  Future agreements                                               --               --          (96,660)              --
                                                       -------------    -------------    -------------    -------------
                                                         (35,686,206)    (136,228,953)     (18,751,052)        (725,878)
Net change in unrealized appreciation (depreciation)
 of investments                                            3,498,927       23,893,365        4,799,759      (34,505,470)
                                                       -------------    -------------    -------------    -------------
  Net realized and unrealized loss on investments
   and futures                                           (32,187,279)    (112,335,588)     (13,951,293)     (35,231,348)
                                                       -------------    -------------    -------------    -------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ (35,045,594)   $(119,041,103)   $ (14,065,118)   $ (34,528,647)
                                                       =============    =============    =============    =============
*Foreign taxes                                         $       8,003    $         965    $          55    $          --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                            ING                              ING              ING
                                                       LARGE COMPANY         ING            MIDCAP          SMALLCAP
                                                           VALUE          MAGNACAP          VALUE            VALUE
                                                           FUND             FUND             FUND             FUND
                                                       -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                       $   2,987,094    $   5,007,199    $     557,715    $     355,978
Interest                                                      70,920          104,405            9,400           11,952
                                                       -------------    -------------    -------------    -------------
  Total investment income                                  3,058,014        5,111,604          567,115          367,930
                                                       -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                                   966,292        1,827,489          340,332          304,618
Distribution and service fees:
  Class A                                                    328,932          475,206           37,535           33,225
  Class B                                                     35,515          541,655          100,823           75,550
  Class C                                                     12,641           73,185           88,066           94,019
  Class M                                                         --           59,689               --               --
  Class Q                                                         35           17,188               29                3
Transfer agent fees:
  Class A                                                    196,705          277,212           30,593           26,781
  Class B                                                      5,311           94,591           20,866           15,427
  Class C                                                      1,884           12,842           18,332           19,409
  Class I                                                         --               --               18               85
  Class M                                                         --           13,896               --               --
  Class Q                                                         18              206               --               --
Administrative service fees                                  136,403           22,309           34,033           30,462
Shareholder reporting expense                                 53,852          234,332           15,007           14,499
Registration fees                                             64,489           62,844           68,063           48,641
Professional fees                                             44,948           50,617           10,934            7,799
Custody and accounting expense                                43,987           53,915           20,924           20,368
Trustee fees                                                   9,301           18,032            2,150            1,820
Offering expense                                                  --               --           86,958           86,959
Miscellaneous expense                                          4,474           10,171            1,055            3,811
Insurance expense                                              2,597            5,268              677              517
                                                       -------------    -------------    -------------    -------------
  Total expenses                                           1,907,384        3,850,647          876,395          783,993
Less:
  Net waived and reimbursed fees                                  --               --          141,380          125,566
                                                       -------------    -------------    -------------    -------------
  Net expenses                                             1,907,384        3,850,647          735,015          658,427
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)                               1,150,630        1,260,957         (167,900)        (290,497)
                                                       -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                         (33,175,923)     (73,313,713)      (2,585,042)        (808,791)
Net change in unrealized depreciation of investments       3,324,155       28,047,677       (7,038,519)      (3,280,630)
                                                       -------------    -------------    -------------    -------------
  Net realized and unrealized loss on investments        (29,851,768)     (45,266,036)      (9,623,561)      (4,089,421)
                                                       -------------    -------------    -------------    -------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ (28,701,138)   $ (44,005,079)   $  (9,791,461)   $  (4,379,918)
                                                       =============    =============    =============    =============
* Foreign taxes                                        $      30,752    $      29,242    $          --    $          --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                         ING                              ING
                                                                    TAX EFFICIENT         ING          EQUITY AND
                                                                        EQUITY        CONVERTIBLE         BOND
                                                                         FUND             FUND            FUND
                                                                    -------------    -------------    -------------
                                                                         YEAR             YEAR            YEAR
                                                                        ENDED            ENDED            ENDED
                                                                       MAY 31,          MAY 31,          MAY 31,
                                                                         2003             2003            2003
                                                                    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                    $     462,259    $   2,305,647    $   1,295,580
Interest                                                                   18,982        5,712,891        2,352,750
Other                                                                          --               31           86,683
                                                                    -------------    -------------    -------------
  Total investment income                                                 481,241        8,018,569        3,735,013
                                                                    -------------    -------------    -------------
EXPENSES:
Investment management fees                                                266,318        1,445,588          663,570
Distribution and service fees:
  Class A                                                                  92,791          171,004          161,939
  Class B                                                                  58,158          721,206          239,747
  Class C                                                                   9,624          664,962          145,777
  Class Q                                                                      --           13,211              465
  Class T                                                                      --               --           26,019
Transfer agent fees:
  Class A                                                                  46,777          102,116           89,148
  Class B                                                                  10,255          150,921           46,084
  Class C                                                                   1,697          139,199           28,029
  Class I                                                                      --               --               --
  Class Q                                                                      --            3,639              339
  Class T                                                                      --               --            6,670
Administrative service fees                                                33,290          192,745           88,476
Shareholder reporting expense                                              15,622          160,206           91,690
Registration fees                                                          42,933           60,799           62,970
Professional fees                                                           8,498           53,865           67,093
Custody and accounting expense                                              4,283           36,256           45,128
Trustee fees                                                                1,221            9,377            4,320
Offering expense                                                               --               --               --
Miscellaneous expense                                                         625           19,655            5,607
Insurance expense                                                             728            4,084            1,827
                                                                    -------------    -------------    -------------
  Total expenses                                                          592,820        3,948,833        1,774,898
Less:
  Net waived and reimbursed fees                                           59,733               --           92,274
                                                                    -------------    -------------    -------------
  Net expenses                                                            533,087        3,948,833        1,682,624
                                                                    -------------    -------------    -------------
Net investment income (loss)                                              (51,846)       4,069,736        2,052,389
                                                                    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                          (7,613,046)      (1,592,033)     (10,772,241)
  Foreign currencies                                                           --           42,333            1,427
                                                                    -------------    -------------    -------------
   Net realized gain (loss) on imvestments and foreign currencies      (7,613,046)      (1,549,700)     (10,770,814)
                                                                    -------------    -------------    -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                           1,166,471        8,106,791        4,911,541
  Foreign currencies                                                           --            5,522            1,260
                                                                    -------------    -------------    -------------
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currencies                                  1,166,471        8,112,313        4,912,801
                                                                    -------------    -------------    -------------
  Net realized and unrealized loss on investments and foreign
   currencies                                                          (6,446,575)       6,562,613       (5,858,013)
                                                                    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $  (6,498,421)   $  10,632,349    $  (3,805,624)
                                                                    =============    =============    =============
*Foreign taxes                                                      $       1,708    $          --    $       4,563

                                                                                 ING
                                                                           REAL ESTATE FUND
                                                                    -------------   -------------
                                                                    SEVEN MONTHS        YEAR
                                                                        ENDED           ENDED
                                                                       MAY 31,       OCTOBER 31,
                                                                        2003            2002
                                                                    -------------   -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                    $   3,280,063   $   4,787,321
Interest                                                                   27,098          48,361
Other                                                                          --              --
                                                                    -------------   -------------
  Total investment income                                               3,307,161       4,835,682
                                                                    -------------   -------------
EXPENSES:
Investment management fees                                                440,210         641,719
Distribution and service fees:
  Class A                                                                     263              --
  Class B                                                                     480              --
  Class C                                                                      56              --
  Class Q                                                                      --              --
  Class T                                                                      --              --
Transfer agent fees:
  Class A                                                                     238              --
  Class B                                                                      86              --
  Class C                                                                      13              --
  Class I                                                                  70,738          33,037
  Class Q                                                                      --              --
  Class T                                                                      --              --
Administrative service fees                                                62,885         137,461
Shareholder reporting expense                                              17,775          16,703
Registration fees                                                           8,791          12,941
Professional fees                                                          31,167          29,769
Custody and accounting expense                                             21,064          13,813
Trustee fees                                                                3,150           6,811
Offering expense                                                           81,575           5,375
Miscellaneous expense                                                      10,576           1,689
Insurance expense                                                              --              --
                                                                    -------------   -------------
  Total expenses                                                          749,067         899,318
Less:
  Net waived and reimbursed fees                                          118,117              79
                                                                    -------------   -------------
  Net expenses                                                            630,950         899,239
                                                                    -------------   -------------
Net investment income (loss)                                            2,676,211       3,936,443
                                                                    -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                           3,228,787       2,174,768
  Foreign currencies                                                           --              --
                                                                    -------------   -------------
   Net realized gain (loss) on imvestments and foreign currencies       3,228,787       2,174,768
                                                                    -------------   -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                          11,405,743        (193,441)
  Foreign currencies                                                           --              --
                                                                    -------------   -------------
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currencies                                 11,405,743        (193,441)
                                                                    -------------   -------------
  Net realized and unrealized loss on investments and foreign
   currencies                                                          14,634,530       1,981,327
                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $  17,310,741   $   5,917,770
                                                                    =============   =============
*Foreign taxes                                                      $          --   $          --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          ING GROWTH + VALUE FUND
                                                                       ------------------------------
                                                                            YEAR             YEAR
                                                                           ENDED            ENDED
                                                                          MAY 31,          MAY 31,
                                                                            2003             2002
                                                                       -------------    -------------
FROM OPERATIONS:
Net investment loss                                                    $  (4,743,710)   $  (8,512,418)
Net realized loss on investments                                         (96,541,901)    (135,053,076)
Net change in unrealized appreciation (depreciation) of investments       21,655,719      (36,957,292)
                                                                       -------------    -------------
Net decrease in net assets resulting from operations                     (79,629,892)    (180,522,786)
                                                                       -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          22,504,824      118,982,140
Cost of shares redeemed                                                 (111,119,568)    (233,711,496)
                                                                       -------------    -------------
Net decrease in net assets resulting from capital share transactions     (88,614,744)    (114,729,356)
                                                                       -------------    -------------
Net decrease in net assets                                              (168,244,636)    (295,252,142)
                                                                       -------------    -------------
NET ASSETS:
Beginning of year                                                        374,629,229      669,881,371
                                                                       -------------    -------------
End of year                                                            $ 206,384,593    $ 374,629,229
                                                                       =============    =============
Undistributed net investment income at end of year                     $          --    $          --
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          ING GROWTH OPPORTUNITIES FUND        ING LARGECAP GROWTH FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                            MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                              2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                       $  (3,315,002)   $  (7,224,856)   $  (2,412,261)   $  (5,792,622)
Net realized loss on investments and options                (55,971,035)    (148,410,703)     (67,406,141)    (178,879,014)
Net change in unrealized appreciation of investments          7,993,868        8,273,970       27,230,077       22,043,801
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations        (51,292,169)    (147,361,589)     (42,588,325)    (162,627,835)
                                                          -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                            --               --               --          (23,490)
  Class Q                                                            --               --               --          (16,054)
                                                          -------------    -------------    -------------    -------------
Total distributions                                                  --               --               --          (39,544)
                                                          -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             14,322,951       57,584,228       37,811,932      162,524,986
Dividends reinvested                                                 --               --               --           30,939
                                                          -------------    -------------    -------------    -------------
                                                             14,322,951       57,584,228       37,811,932      162,555,925
Cost of shares redeemed                                     (79,882,586)    (147,726,009)    (101,232,282)    (236,666,205)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                               (65,559,635)     (90,141,781)     (63,420,350)     (74,110,280)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets                                 (116,851,804)    (237,503,370)    (106,008,675)    (236,777,659)
                                                          -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                           293,680,947      531,184,317      279,373,205      516,150,864
                                                          -------------    -------------    -------------    -------------
End of year                                               $ 176,829,143    $ 293,680,947    $ 173,364,530    $ 279,373,205
                                                          =============    =============    =============    =============
Undistributed net investment income at end of year        $          --    $          --    $          --    $          --
                                                          =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               ING MIDCAP OPPORTUNITIES FUND     ING SMALLCAP OPPORTUNITIES FUND
                                                               ------------------------------    -------------------------------
                                                                   YEAR             YEAR              YEAR             YEAR
                                                                  ENDED            ENDED             ENDED            ENDED
                                                                 MAY 31,          MAY 31,           MAY 31,          MAY 31,
                                                                   2003             2002              2003             2002
                                                               -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                            $  (2,858,315)   $  (1,564,711)   $  (6,705,515)   $  (7,943,203)
Net realized loss on investments                                 (35,686,206)     (22,181,991)    (136,228,953)    (116,051,246)
Net change in unrealized depreciation of investments               3,498,927      (13,180,504)      23,893,365      (59,155,762)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations             (35,045,594)     (36,927,206)    (119,041,103)    (183,150,211)
                                                               -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gains:
  Class A                                                                 --               --               --       (4,420,476)
  Class B                                                                 --               --               --       (5,306,452)
  Class C                                                                 --               --               --       (2,073,539)
  Class I                                                                 --               --               --               (6)
  Class Q                                                                 --               --               --          (74,783)
  Class T                                                                 --               --               --         (332,277)
                                                               -------------    -------------    -------------    -------------
Total distributions                                                       --               --               --      (12,207,533)
                                                               -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  19,074,655       23,229,928       64,613,733      169,513,918
Net proceeds from shares issued in merger                                 --      217,968,703               --      191,995,534
Dividends reinvested                                                      --               --               --        8,872,522
                                                               -------------    -------------    -------------    -------------
                                                                  19,074,655      241,198,631       64,613,733      370,381,974
Cost of shares redeemed                                          (98,427,376)     (45,911,969)    (144,373,057)    (162,003,224)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                              (79,352,721)     195,286,662      (79,759,324)     208,378,750
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                           (114,398,315)     158,359,456     (198,800,427)      13,021,006
                                                               -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                285,050,758      126,691,302      477,434,924      464,413,918
                                                               -------------    -------------    -------------    -------------
End of year                                                    $ 170,652,443    $ 285,050,758    $ 278,634,497    $ 477,434,924
                                                               =============    =============    =============    =============
Undistributed net investment income at end of year             $          --    $          --    $          --    $          --
                                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          ING DISCIPLINED LARGECAP FUND      ING FINANCIAL SERVICES FUND
                                                          ------------------------------    ------------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED             ENDED            ENDED
                                                             MAY 31,          MAY 31,           MAY 31,          MAY 31,
                                                               2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                              $    (113,825)   $    (532,669)   $     702,701    $     911,107
Net realized gain (loss) on investments and futures         (18,751,052)     (29,106,092)        (725,878)      49,364,650
Net change in unrealized appreciation (depreciation)
 of investments                                               4,799,759        4,441,583      (34,505,470)     (24,870,475)
                                                          -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                            (14,065,118)     (25,197,178)     (34,528,647)      25,405,282
                                                          -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                            --               --         (904,133)      (3,328,116)
  Class B                                                            --               --               --       (1,134,098)
Net realized gains:
  Class A                                                            --               --      (11,242,235)     (23,952,454)
  Class B                                                            --               --       (7,757,255)     (17,422,370)
                                                          -------------    -------------    -------------    -------------
Total distributions                                                  --               --      (19,903,623)     (45,837,038)
                                                          -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             10,784,368       13,127,048       26,466,948       46,429,622
Dividends reinvested                                                 --               --       13,242,563       30,404,940
                                                          -------------    -------------    -------------    -------------
                                                             10,784,368       13,127,048       39,709,511       76,834,562
Cost of shares redeemed                                     (35,260,799)     (48,152,451)     (78,411,061)     (89,674,778)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                               (24,476,431)     (35,025,403)     (38,701,550)     (12,840,216)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets                                  (38,541,549)     (60,222,581)     (93,133,820)     (33,271,972)
                                                          -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                           121,131,969      181,354,550      402,108,481      435,380,453
                                                          -------------    -------------    -------------    -------------
End of year                                               $  82,590,420    $ 121,131,969    $ 308,974,661    $ 402,108,481
                                                          =============    =============    =============    =============
Undistributed net investment income at end of year        $          --    $          --    $     693,010    $     909,210
                                                          =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           ING LARGE COMPANY VALUE FUND           ING MAGNACAP FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                              2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                     $   1,150,630    $     624,008    $   1,260,957    $   1,362,303
Net realized gain (loss) on investments                     (33,175,923)       3,709,737      (73,313,713)       9,984,802
Net change in unrealized depreciation of investments          3,324,155      (32,312,425)      28,047,677      (58,176,380)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations        (28,701,138)     (27,978,680)     (44,005,079)     (46,829,275)
                                                          -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                      (383,585)         (48,577)        (541,544)      (1,450,626)
  Class C                                                            --               --               --               --
  Class M                                                            --               --               --          (25,317)
  Class Q                                                           (51)              --          (37,713)         (90,550)
Net realized gains
  Class A                                                            --       (3,414,346)              --      (36,928,549)
  Class B                                                            --          (76,886)              --      (15,231,540)
  Class C                                                            --          (40,009)              --       (1,660,037)
  Class M                                                            --               --               --       (2,235,251)
  Class Q                                                            --             (375)              --       (1,561,541)
Tax return of capital
  Class A                                                            --         (542,803)              --               --
  Class B                                                            --          (12,223)              --               --
  Class C                                                            --           (6,360)              --               --
  Class Q                                                            --              (60)              --               --
                                                          -------------    -------------    -------------    -------------
Total distributions                                            (383,636)      (4,141,639)        (579,257)     (59,183,411)
                                                          -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             12,076,101       23,772,105       19,818,980       42,905,807
Dividends reinvested                                            316,244        3,625,709          509,567       47,870,369
                                                          -------------    -------------    -------------    -------------
                                                             12,392,345       27,397,814       20,328,547       90,776,176
Cost of shares redeemed                                     (25,597,217)     (36,480,872)     (66,540,583)     (92,733,007)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                               (13,204,872)      (9,083,058)     (46,212,036)      (1,956,831)
                                                          -------------    -------------    -------------    -------------
Net decrease in net assets                                  (42,289,646)     (41,203,377)     (90,796,372)    (107,969,517)
                                                          -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                           180,121,298      221,324,675      321,550,160      429,519,677
                                                          -------------    -------------    -------------    -------------
End of year                                               $ 137,831,652    $ 180,121,298    $ 230,753,788    $ 321,550,160
                                                          =============    =============    =============    =============
Undistributed net investment income at end of year        $     772,491    $          --    $     695,252    $          --
                                                          =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              ING MIDCAP VALUE FUND            ING SMALLCAP VALUE FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR            PERIOD            YEAR            PERIOD
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                              2003            2002(1)           2003            2002(1)
                                                          -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                       $    (167,900)   $     (18,723)   $    (290,497)   $     (33,829)
Net realized gain (loss) on investments                      (2,585,042)         477,240         (808,791)         286,427
Net change in unrealized depreciation of investments         (7,038,519)        (460,592)      (3,280,630)        (118,047)
                                                          -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                             (9,791,461)          (2,075)      (4,379,918)         134,551
                                                          -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                       (66,920)              --          (53,921)              --
  Class B                                                       (10,431)              --             (269)              --
  Class C                                                        (8,620)              --           (8,732)              --
  Class I                                                        (1,546)              --           (2,331)              --
  Class Q                                                          (105)              --               --               --
Net realized gains:
  Class A                                                      (197,711)              --         (119,158)              --
  Class B                                                      (153,548)              --          (76,523)              --
  Class C                                                      (125,926)              --          (90,831)              --
  Class I                                                        (2,253)              --           (2,504)              --
  Class Q                                                          (180)              --               (6)              --
                                                          -------------    -------------    -------------    -------------
Total distributions                                            (567,240)              --         (354,275)              --
                                                          -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             20,390,316       48,636,078       16,776,369       36,135,334
Dividends reinvested                                            452,894               --          266,141               --
                                                          -------------    -------------    -------------    -------------
                                                             20,843,210       48,636,078       17,042,510       36,135,334
Cost of shares redeemed                                     (17,802,172)      (1,839,469)     (15,157,416)      (1,443,796)
                                                          -------------    -------------    -------------    -------------
Net increase in net assets resulting from capital share
 transactions                                                 3,041,038       46,796,609        1,885,094       34,691,538
                                                          -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                        (7,317,663)      46,794,534       (2,849,099)      34,826,089
                                                          -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                                          46,794,534               --       34,826,089               --
                                                          -------------    -------------    -------------    -------------
End of period                                             $  39,476,871    $  46,794,534    $  31,976,990    $  34,826,089
                                                          =============    =============    =============    =============
Undistributed net investment income (accumulated net
 investment loss) at end of period                        $     (29,333)   $      45,818    $     (29,333)   $      22,825
                                                          =============    =============    =============    =============

----------
(1)  Fund commenced operations on February 1, 2002.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             ING TAX EFFICIENT EQUITY FUND         ING CONVERTIBLE FUND
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $     (51,846)   $     (90,424)   $   4,069,736    $   4,316,249
Net realized loss on investments                (7,613,046)      (1,193,339)      (1,549,700)     (94,733,125)
Net change in unrealized appreciation
 (depreciation) of investments                   1,166,471       (6,022,227)       8,112,313       47,508,825
                                             -------------    -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                     (6,498,421)      (7,305,990)      10,632,349      (42,908,051)
                                             -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               --               --       (1,038,306)      (1,989,161)
  Class B                                               --               --       (1,007,242)      (1,691,488)
  Class C                                               --               --       (1,039,451)      (1,695,959)
  Class Q                                               --               --         (129,825)        (462,156)
Net realized gains
  Class A                                               --               --               --         (434,317)
  Class B                                               --               --               --         (598,881)
  Class C                                               --               --               --         (546,683)
  Class Q                                               --               --               --          (78,772)
                                             -------------    -------------    -------------    -------------
Total distributions                                     --               --       (3,214,824)      (7,497,417)
                                             -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   591,224        2,485,351       19,562,889       49,293,522
Dividends reinvested                                    --               --        2,040,333        4,837,275
                                             -------------    -------------    -------------    -------------
                                                   591,224        2,485,351       21,603,222       54,130,797
Cost of shares redeemed                         (6,371,872)      (5,132,267)     (74,420,958)    (136,764,084)
                                             -------------    -------------    -------------    -------------
Net decrease in net assets resulting from
 capital share transactions                     (5,780,648)      (2,646,916)     (52,817,736)     (82,633,287)
                                             -------------    -------------    -------------    -------------
Net decrease in net assets                     (12,279,069)      (9,952,906)     (45,400,211)    (133,038,755)
                                             -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                               44,819,911       54,772,817      239,214,256      372,253,011
                                             -------------    -------------    -------------    -------------
End of year                                  $  32,540,842    $  44,819,911    $ 193,814,045    $ 239,214,256
                                             =============    =============    =============    =============
Undistributed net investment income at end
 of year                                     $          --    $          --    $   1,969,917    $   1,072,672
                                             =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     ING EQUITY AND BOND FUND                     ING REAL ESTATE FUND
                                                  ------------------------------    -----------------------------------------------
                                                      YEAR             YEAR         SEVEN MONTHS          YEAR            YEAR
                                                      ENDED           ENDED             ENDED            ENDED            ENDED
                                                     MAY 31,         MAY 31,           MAY 31,        OCTOBER 31,      OCTOBER 31,
                                                      2003             2002             2003              2002         2001 (000)
                                                  -------------    -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                             $   2,052,389    $   3,351,411    $   2,676,211    $   3,936,443    $       3,587
Net realized gain (loss) on investments             (10,770,814)      (1,232,233)       3,228,787        2,174,768            1,844
Net change in unrealized appreciation
 (depreciation) of investments                        4,912,801       (9,585,022)      11,405,743         (193,441)            (466)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                           (3,805,624)      (7,465,844)      17,310,741        5,917,770            4,965
                                                  -------------    -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                            (1,077,960)      (2,123,367)          (3,557)              --               --
  Class B                                              (368,267)        (917,202)          (1,521)              --               --
  Class C                                              (273,453)        (647,607)             (74)              --               --
  Class I                                                    --               --       (2,053,561)      (3,936,443)          (3,587)
  Class Q                                                (4,292)         (13,963)              --               --               --
  Class T                                               (62,879)        (182,065)              --               --               --
Net realized gains
  Class A                                                    --         (236,326)              --               --               --
  Class B                                                    --         (137,507)              --               --               --
  Class C                                                    --          (85,407)              --               --               --
  Class Q                                                    --           (1,525)              --               --               --
  Class T                                                    --          (23,977)              --               --               --
In excess of net investment income
  Class I                                                    --               --               --       (1,294,844)            (577)
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                  (1,786,851)      (4,368,946)      (2,058,713)      (5,231,287)          (4,164)
                                                  -------------    -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                     13,090,514       36,437,605       23,221,408       31,057,798           13,726
Dividends reinvested                                  1,413,761        3,439,849        1,220,646        3,749,980            3,110
                                                  -------------    -------------    -------------    -------------    -------------
                                                     14,504,275       39,877,454       24,442,054       34,807,778           16,836
Cost of shares redeemed                             (48,110,001)     (44,643,957)     (10,091,863)     (14,351,398)          (5,896)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (33,605,726)      (4,766,503)      14,350,191       20,456,380           10,940
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets               (39,198,201)     (16,601,293)      29,602,219       21,142,863           11,741
                                                  -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                                 111,480,557      128,081,850       97,330,917       76,188,054           64,447
                                                  -------------    -------------    -------------    -------------    -------------
End of period                                     $  72,282,356    $ 111,480,557    $ 126,933,136    $  97,330,917    $      76,188
                                                  =============    =============    =============    =============    =============
Undistributed net investment income at
 end of period                                    $     489,189    $     222,224    $   1,409,425    $     214,000    $         161
                                                  =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING GROWTH + VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                   YEAR       YEAR      SEVEN MONTHS
                                                  ENDED      ENDED         ENDED           YEAR ENDED OCTOBER 31,
                                                  MAY 31,    MAY 31,       MAY 31,      -------------------------------
                                                  2003        2002         2001(1)      2000        1999       1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      9.96       13.88         24.91       19.76       10.44       12.15
 Income (loss) from investment operations:
 Net investment loss                         $     (0.13)      (0.15)        (0.13)      (0.20)      (0.17)      (0.11)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.95)      (3.77)        (8.68)       7.81        9.49       (1.42)
 Total from investment operations            $     (2.08)      (3.92)        (8.81)       7.61        9.32       (1.53)
 Less distributions from:
 Net realized gains on investments           $        --          --          2.16        2.46          --        0.18
 Tax return of capital                       $        --          --          0.06          --          --          --
 Total distributions                         $        --          --          2.22        2.46          --        0.18
 Net asset value, end of period              $      7.88        9.96         13.88       24.91       19.76       10.44
 TOTAL RETURN(2)                             %    (20.88)     (28.24)       (38.02)      40.18       89.27      (12.63)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    51,218      90,290       160,251     257,601      81,225      33,425
 Ratios to average net assets:
 Net expenses(3)                             %      1.87        1.78          1.77        1.57        1.69        1.72
 Net investment loss(3)                      %     (1.42)      (1.18)        (1.52)      (1.22)      (1.30)      (0.92)
 Portfolio turnover rate                     %       294         255            95         163         197         162

                                                                                CLASS B
                                                 ---------------------------------------------------------------------
                                                   YEAR        YEAR     SEVEN MONTHS
                                                  ENDED       ENDED        ENDED            YEAR ENDED OCTOBER 31,
                                                 MAY 31,     MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      9.52       13.36         24.17       19.34       10.29       12.08
 Income (loss) from investment operations:
 Net investment loss                         $     (0.18)      (0.23)        (0.19)      (0.36)      (0.27)      (0.16)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.86)      (3.61)        (8.40)       7.65        9.32       (1.45)
 Total from investment operations            $     (2.04)      (3.84)        (8.59)       7.29        9.05       (1.61)
 Less distributions from:
 Net realized gains on investments           $        --          --          2.16        2.46          --        0.18
 Tax return of capital                       $        --          --          0.06          --          --          --
 Total distributions                         $        --          --          2.22        2.46          --        0.18
 Net asset value, end of period              $      7.48        9.52         13.36       24.17       19.34       10.29
 TOTAL RETURN(2)                             %    (21.43)     (28.74)       (38.31)      39.33       87.95      (13.38)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $   105,173     185,950       326,139     507,282     227,227     105,991
 Ratios to average net assets:
 Net expenses(3)                             %      2.57        2.48          2.47        2.27        2.39        2.45
 Net investment loss(3)                      %     (2.12)      (1.88)        (2.22)      (1.92)      (2.00)      (1.67)
 Portfolio turnover rate                     %       294         255            95         163         197         162

----------
(1)  The fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING  GROWTH + VALUE FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                 ---------------------------------------------------------------------
                                                  YEAR        YEAR      SEVEN MONTHS
                                                  ENDED       ENDED        ENDED            YEAR ENDED OCTOBER 31,
                                                 MAY 31,     MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     9.51       13.35         24.16       19.33       10.29       12.08
 Income (loss) from investment operations:
 Net investment loss                          $    (0.20)      (0.25)        (0.19)      (0.33)      (0.26)      (0.16)
 Net realized and unrealized gain (loss)
 on investments                               $    (1.84)      (3.59)        (8.40)       7.62        9.30       (1.45)
 Total from investment operations             $    (2.04)      (3.84)        (8.59)       7.29        9.04       (1.61)
 Less distributions from:
 Net realized gains on investments            $       --          --          2.16        2.46          --        0.18
 Tax return of capital                        $       --          --          0.06          --          --          --
 Total distributions                          $       --          --          2.22        2.46          --        0.18
 Net asset value, end of period               $     7.47        9.51         13.35       24.16       19.33       10.29
 TOTAL RETURN(2)                              %   (21.45)     (28.76)       (38.33)      39.35       87.85      (13.38)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $   49,783      97,993       183,037     280,484      84,391      37,456
 Ratios to average net assets:
 Net expensese(3)                             %     2.57        2.48          2.47        2.27        2.40        2.46
 Net investment loss(3)                       %    (2.11)      (1.88)        (2.22)      (1.92)      (2.01)      (1.69)
 Portfolio turnover rate                      %      294         255            95         163         197         162

----------
(1)  The fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                   YEAR       YEAR      FIVE MONTHS
                                                  ENDED      ENDED         ENDED           YEAR ENDED DECEMBER 31,
                                                  MAY 31,    MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     13.29       18.63         25.45       33.17       26.06       21.26
 Income (loss) from investment operations:
 Net investment income (loss)                $     (0.20)      (0.27)        (0.11)      (0.21)      (0.15)      (0.08)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.93)      (5.07)        (6.71)      (6.02)      20.10        5.09
 Total from investment operations            $     (2.13)      (5.34)        (6.82)      (6.23)      19.95        5.01
 Less distributions from:
 Net realized gains on investments           $        --          --            --        1.49       12.84        0.21
 Total distributions                         $        --          --            --        1.49       12.84        0.21
 Net asset value, end of period              $     11.16       13.29         18.63       25.45       33.17       26.06
 TOTAL RETURN(1)                             %    (16.03)     (28.66)       (26.80)     (19.11)      93.26       23.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    49,944      89,619       158,754     206,590     101,260      29,358
 Ratios to average net assets:
 Net expenses(3)                             %      1.85        1.80          1.73        1.46        1.39        1.37
 Net investment loss                         %     (1.46)      (1.62)        (1.34)      (0.86)      (0.98)      (0.47)
 Portfolio turnover rate                     %       355         473           217         326         286          98

                                                                                CLASS B
                                                 ---------------------------------------------------------------------
                                                  YEAR        YEAR      FIVE MONTHS
                                                 ENDED       ENDED         ENDED           YEAR ENDED DECEMBER 31,
                                                 MAY 31,     MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     12.45       17.58         24.09       31.70       25.46       20.93
 Income (loss) from investment operations:
 Net investment income (loss)                $     (0.25)      (0.37)        (0.17)      (0.35)      (0.18)      (0.23)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.81)      (4.76)        (6.34)      (5.77)      19.26        4.97
 Total from investment operations            $     (2.06)      (5.13)        (6.51)      (6.12)      19.08        4.74
 Less distributions from:
 Net realized gains on investments           $        --          --            --        1.49       12.84        0.21
 Total distributions                         $        --          --            --        1.49       12.84        0.21
 Net asset value, end of period              $     10.39       12.45         17.58       24.09       31.70       25.46
 TOTAL RETURN(2)                             %    (16.55)     (29.18)       (27.02)     (19.66)      91.84       22.69
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    50,620      88,274       162,106     224,299      88,305      15,480
 Ratios to average net assets:
 Net expenses(3)                             %      2.55        2.50          2.43        2.16        2.10        2.13
 Net investment loss(3)                      %     (2.15)      (2.32)        (2.04)      (1.56)      (1.69)      (1.26)
 Portfolio turnover rate                     %       355         473           217         326         286          98

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than a year.

                 See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                 ---------------------------------------------------------------------
                                                  YEAR        YEAR       FIVE MONTHS
                                                  ENDED       ENDED         ENDED          YEAR ENDED DECEMBER 31,
                                                 MAY 31,     MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     12.48       17.62         24.13       31.75       25.48       20.91
 Income (loss) from investment operations:
 Net investment loss                         $     (0.26)      (0.41)        (0.17)      (0.31)      (0.10)      (0.27)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.81)      (4.73)        (6.34)      (5.82)      19.21        5.05
 Total from investment operations            $     (2.07)      (5.14)        (6.51)      (6.13)      19.11        4.78
 Less distributions from:
 Net realized gains on investments           $        --          --            --        1.49       12.84        0.21
 Total distributions                         $        --          --            --        1.49       12.84        0.21
 Net asset value, end of period              $     10.41       12.48         17.62       24.13       31.75       25.48
 TOTAL RETURN(2)                             %    (16.59)     (29.17)       (26.98)     (19.65)      91.90       22.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    24,015      45,901        93,537     130,389      21,006       1,625
 Ratios to average net assets:
 Net expenses(3)                             %      2.55        2.50          2.43        2.16        2.10        2.13
 Net investment loss(3)                      %     (2.15)      (2.32)        (2.04)      (1.56)      (1.69)      (1.24)
 Portfolio turnover rate                     %       355         473           217         326         286          98

                                                                                CLASS T
                                                 ---------------------------------------------------------------------
                                                  YEAR        YEAR       FIVE MONTHS
                                                  ENDED       ENDED         ENDED          YEAR ENDED DECEMBER 31,
                                                 MAY 31,     MAY 31,       MAY 31,     -------------------------------
                                                  2003        2002         2001(1)      2000        1999        1998
                                                 -------     -------       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     12.57       17.73         24.29       31.93       25.59       21.02
 Income (loss) from investment operations:
 Net investment loss                         $     (0.25)      (0.40)        (0.17)      (0.50)      (0.39)      (0.36)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.83)      (4.76)        (6.39)      (5.65)      19.57        5.14
 Total from investment operations            $     (2.08)      (5.16)        (6.56)      (6.15)      19.18        4.78
 Less distributions from:
 Net realized gains on investments           $        --          --            --        1.49       12.84        0.21
 Total distributions                         $        --          --            --        1.49       12.84        0.21
 Net asset value, end of period              $     10.49       12.57         17.73       24.29       31.93       25.59
 TOTAL RETURN(2)                             %    (16.55)     (29.10)       (27.01)     (19.60)      91.72       22.79
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     7,543      13,157        29,666      48,095      83,772      52,023
 Ratios to average net assets:
 Net expenses(3)                             %      2.50        2.45          2.38        2.11        2.03        2.05
 Net investment loss(3)                      %     (2.11)      (2.27)        (1.99)      (1.51)      (1.62)      (1.19)
 Portfolio turnover rate                     %       355         473           217         326         286          98

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than a year.

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                  ----------------------------------------------------------------------------
                                                   YEAR        YEAR       ELEVEN MONTHS     YEAR      THREE MONTHS      YEAR
                                                   ENDED       ENDED          ENDED        ENDED          ENDED         ENDED
                                                  MAY 31,     MAY 31,        MAY 31,      JUNE 30,       JUNE 30,     MARCH 31,
                                                   2003        2002          2001(1)        2000         1999(2)        1999
                                                  -------     -------        -------       -------       -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     16.59       24.40          43.12         28.09         24.94         15.73
 Income (loss) from investment operations:
 Net investment loss                          $     (0.15)      (0.18)         (0.20)        (0.22)        (0.02)        (0.08)
 Net realized and unrealized gain
 (loss) on investments                        $     (2.11)      (7.63)        (18.05)        15.63          3.17          9.77
 Total from investment operations             $     (2.26)      (7.81)        (18.25)        15.41          3.15          9.69
 Less distributions from:
 Net investment income                        $        --        0.00*            --            --            --            --
 Net realized gains on investments            $        --          --           0.47          0.38            --          0.48
 Total distributions                          $        --        0.00*          0.47          0.38            --          0.48
 Net asset value, end of period               $     14.33       16.59          24.40         43.12         28.09         24.94
 TOTAL RETURN(3):                             %    (13.62)     (31.99)        (42.67)        55.35         12.63         63.06
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    40,941      65,642        161,824       186,261        30,108        12,445
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      1.60        1.58           1.47          1.36          1.43          1.59
 Gross expenses prior to expense
 reimbursement(4)                             %      1.76        1.58           1.47          1.36          1.45          2.24
 Net investment loss after expense
 reimbursement(4)(5)                          %     (0.96)      (1.12)         (0.78)        (0.87)        (0.56)        (0.65)
 Portfolio turnover rate                      %       291         536            331           139            27           253

                                                                                    CLASS B
                                                  ----------------------------------------------------------------------------
                                                   YEAR        YEAR       ELEVEN MONTHS     YEAR      THREE MONTHS      YEAR
                                                  ENDED       ENDED           ENDED        ENDED         ENDED         ENDED
                                                  MAY 31,     MAY 31,        MAY 31,      JUNE 30,      JUNE 30,      MARCH 31,
                                                   2003        2002          2001(1)        2000         1999(2)        1999
                                                  -------     -------        -------       -------       -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     16.30       24.14          42.94         28.15         25.04         15.64
 Income (loss) from investment operations:
 Net investment loss                          $     (0.24)      (0.43)         (0.41)        (0.39)        (0.05)        (0.08)
 Net realized and unrealized gain (loss)
 on investments                               $     (2.07)      (7.41)        (17.92)        15.56          3.16          9.71
 Total from investment operations             $     (2.31)      (7.84)        (18.33)        15.17          3.11          9.63
 Less distributions from:
 Net investment income                        $        --          --             --            --            --            --
 Net realized gains on investments            $        --          --           0.47          0.38            --          0.23
 Total distributions                          $        --          --           0.47          0.38            --          0.23
 Net asset value, end of period               $     13.99       16.30          24.14         42.94         28.15         25.04
 TOTAL RETURN(3):                             %    (14.17)     (32.48)        (43.04)        55.37         12.42         62.28
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    72,575     116,738        224,572       333,256        49,057        20,039
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      2.25        2.23           2.12          2.01          2.08          2.24
 Gross expenses prior to expense
 reimbursement(4)                             %      2.41        2.23           2.12          2.01          2.10          2.89
 Net investment loss after expense
 reimbursement(4)(5)                          %     (1.61)      (1.77)         (1.43)        (1.52)        (1.21)        (1.28)
 Portfolio turnover rate                      %       291         536            331           139            27           253

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS C
                                                  ----------------------------------------------------------------------------
                                                   YEAR        YEAR       ELEVEN MONTHS     YEAR      THREE MONTHS      YEAR
                                                   ENDED       ENDED          ENDED        ENDED          ENDED         ENDED
                                                  MAY 31,     MAY 31,        MAY 31,      JUNE 30,      JUNE 30,      MARCH 31,
                                                   2003        2002          2001(1)        2000         1999(2)        1999
                                                  -------     -------        -------       -------       -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     16.25       24.07          42.82         28.07         24.97         15.63
 Income (loss) from investment operations:
 Net investment loss                          $     (0.25)      (0.48)         (0.39)        (0.35)        (0.06)        (0.07)
 Net realized and unrealized gain
 (loss) on investments                        $     (2.05)      (7.34)        (17.89)        15.48          3.16          9.65
 Total from investment operations             $     (2.30)      (7.82)        (18.28)        15.13          3.10          9.58
 Less distributions from:
 Net realized gains on investments            $        --          --           0.47          0.38            --          0.24
 Total distributions                          $        --          --           0.47          0.38            --          0.24
 Net asset value, end of period               $     13.95       16.25          24.07         42.82         28.07         24.97
 TOTAL RETURN(3):                             %    (14.15)     (32.49)        (43.04)        54.38         12.41         61.97
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    31,516      54,048        117,222       152,682        17,755         8,004
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      2.25        2.23           2.12          2.01          2.08          2.25
 Gross expenses prior to expense
 reimbursement(4)                             %      2.41        2.23           2.12          2.01          2.10          2.90
 Net investment loss after expense
 reimbursement(4)(5)                          %     (1.61)      (1.77)         (1.43)        (1.52)        (1.21)        (1.26)
 Portfolio turnover rate                      %       291         536            331           139            27           253

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS             YEAR ENDED
                                                   ENDED       ENDED        ENDED                DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999       1998(2)
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     11.11       14.58        19.12       21.29       12.96       10.00
 Income (loss) from investment operations:
 Net investment loss                          $     (0.12)      (0.17)*      (0.11)      (0.15)      (0.09)      (0.03)
 Net realized and unrealized gain (loss)
 on investments                               $     (0.87)      (3.30)       (4.43)       0.16       12.01        2.99
 Total from investment operations             $     (0.99)      (3.47)       (4.54)       0.01       11.92        2.96
 Less distributions from:
 Net realized gains on investments            $        --          --           --        2.18        3.59          --
 Total distributions                          $        --          --           --        2.18        3.59          --
 Net asset value, end of period               $     10.12       11.11        14.58       19.12       21.29       12.96
 TOTAL RETURN(3):                             %     (8.91)     (23.80)      (23.74)      (0.35)     103.24       29.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    44,010      68,106       24,265      25,742       6,291         610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      1.50        1.77         2.06        1.66        1.74        1.80
 Gross expenses prior to expense
 reimbursement(4)                             %      1.83        1.99         2.06        1.66        1.74        2.42
 Net investment loss after
 expense reimbursement(4)(5)                  %     (1.15)      (1.45)       (1.52)      (0.96)      (1.34)      (1.10)
 Portfolio turnover rate                              345         399          182         188         201          61

                                                                                CLASS B
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS            YEAR ENDED
                                                   ENDED       ENDED        ENDED               DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999       1998(2)
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     10.83       14.30        18.79       21.12       12.97       10.00
 Income (loss) from investment operations:
 Net investment loss                          $     (0.20)      (0.25)*      (0.14)      (0.24)      (0.07)      (0.03)
 Net realized and unrealized gain (loss)
 on investments                               $     (0.83)      (3.22)       (4.35)       0.09       11.81        3.00
 Total from investment operations             $     (1.03)      (3.47)       (4.49)      (0.15)      11.74        2.97
 Less distributions from:
 Net realized gains on investments            $        --          --           --        2.18        3.59          --
 Total distributions                          $        --          --           --        2.18        3.59          --
 Net asset value, end of period               $      9.80       10.83        14.30       18.79       21.12       12.97
 TOTAL RETURN(3):                             %     (9.51)     (24.27)      (23.90)      (1.13)     101.73       29.70
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    43,183      69,621       28,448      35,551       8,252         140
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      2.20        2.47         2.76        2.36        2.40        2.50
 Gross expenses prior to expense
 reimbursement(4)                             %      2.53        2.69         2.76        2.36        2.40        3.27
 Net investment loss after
 expense reimbursement(4)(5)                  %     (1.85)      (2.15)       (2.22)      (1.66)      (2.00)      (2.05)
 Portfolio turnover rate                              345         399          182         188         201          61

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on August 20, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS             YEAR ENDED
                                                   ENDED       ENDED        ENDED                DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999       1998(2)
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     10.77       14.24        18.72       21.03       12.96       10.00
 Income (loss) from investment operations:
 Net investment gain (loss)                   $     (0.19)      (0.25)*      (0.14)      (0.24)      (0.07)      (0.04)
 Net realized and unrealized gain (loss)
 on investments                               $     (0.83)      (3.22)       (4.34)       0.11       11.73        3.00
 Total from investment operations             $     (1.02)      (3.47)       (4.48)      (0.13)      11.66        2.96
 Less distributions from:
 Net realized gains on investments            $        --          --           --        2.18        3.59          --
 Total distributions                          $        --          --           --        2.18        3.59          --
 Net asset value, end of period               $      9.75       10.77        14.24       18.72       21.03       12.96
 TOTAL RETURN(3):                             %     (9.47)     (24.37)      (23.93)      (1.03)     101.16       29.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    67,730     100,888       18,901      25,939       4,560          87
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %      2.20        2.47         2.76        2.36        2.36        2.50
 Gross expenses prior to expense
 reimbursement(4)                             %      2.53        2.69         2.76        2.36        2.36        3.22
 Net investment loss after expense
 reimbursement(4)(5)                          %     (1.85)      (2.15)       (2.22)      (1.66)      (1.98)      (2.04)
 Portfolio turnover rate                      %       345         399          182         188         201          61

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on August 20, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS
                                                   ENDED       ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     24.04       38.78        47.17       59.35       29.00       27.77
 Income (loss) from investment operations:
 Net investment loss                          $     (0.35)      (0.51)*      (0.23)      (0.54)      (0.32)      (0.27)
 Net realized and unrealized gain (loss)
 on investments                               $     (5.53)     (13.24)       (8.16)      (2.74)      38.23        2.23
 Total from investment operations             $     (5.88)     (13.75)       (8.39)      (3.28)      37.91        1.96
 Less distributions from:
 Net realized gains on investments            $        --        0.99           --        8.90        7.56        0.73
 Total distributions                          $        --        0.99           --        8.90        7.56        0.73
 Net asset value, end of period               $     18.16       24.04        38.78       47.17       59.35       29.00
 TOTAL RETURN(2)                              %    (24.46)     (35.86)      (17.79)      (6.04)     146.94        7.59
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $   118,570     183,810      159,641     177,286     123,377      45,461
 Ratios to average net assets:
 Expenses(3)                                  %      1.88        1.81         1.69        1.45        1.43        1.47
 Net investment loss(3)                       %     (1.80)      (1.70)       (1.41)      (1.05)      (1.21)      (0.70)
 Portfolio turnover rate                      %       357         427          104         134         223         257

                                                                                 CLASS B
                                                 ---------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS
                                                   ENDED       ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     22.48       36.60        44.64       57.06       28.26       27.27
 Income (loss) from investment operations:
 Net investment loss                          $     (0.48)      (0.68)*      (0.33)      (0.96)      (0.60)      (0.48)
 Net realized and unrealized gain (loss)
 on investments                               $     (5.13)     (12.45)       (7.71)      (2.56)      36.96        2.20
 Total from investment operations             $     (5.61)     (13.13)       (8.04)      (3.52)      36.36        1.72
 Less distributions from:
 Net realized gains on investments            $        --        0.99           --        8.90        7.56        0.73
 Total distributions                          $        --        0.99           --        8.90        7.56        0.73
 Net asset value, end of period               $     16.87       22.48        36.60       44.64       57.06       28.26
 TOTAL RETURN(2)                              %    (24.96)     (36.31)      (18.01)      (6.71)     145.24        6.84
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    85,465     154,899      206,968     266,348     264,677     124,065
 Ratios to average net assets:
 Expenses(3)                                  %      2.58        2.51         2.39        2.15        2.15        2.18
 Net investment loss(3)                       %     (2.50)      (2.40)       (2.11)      (1.75)      (1.93)      (1.43)
 Portfolio turnover rate                      %       357         427          104         134         223         257

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS
                                                   ENDED       ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     22.44       36.53        44.54       56.98       28.24       27.26
 Income (loss) from investment operations:
 Net investment loss                          $     (0.49)      (0.67)*      (0.33)      (0.97)      (0.53)      (0.55)
 Net realized and unrealized gain
 (loss) on investments                        $     (5.12)     (12.43)       (7.68)      (2.57)      36.83        2.26
 Total from investment operations             $     (5.61)     (13.10)       (8.01)      (3.54)      36.30        1.71
 Less distributions from:
 Net realized gains on investments            $        --        0.99           --        8,90        7.56        0.73
 Total distributions                          $        --        0.99           --        8.90        7.56        0.73
 Net asset value, end of period               $     16.83       22.44        36.53       44.54       56.98       28.24
 TOTAL RETURN(2)                              %    (25.00)     (36.30)      (17.98)      (6.76)     145.12        6.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    63,406     119,498       78,658     104,094      72,581      29,746
 Ratios to average net assets:
 Expenses(3)                                  %      2.58        2.51         2.39        2.15        2.18        2.22
 Net investment loss(3)                       %     (2.50)      (2.40)       (2.11)      (1.75)      (1.96)      (1.45)
 Portfolio turnover rate                      %       357         427          104         134         223         257

                                                                                CLASS T
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR      FIVE MONTHS
                                                   ENDED       ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     22.71       36.94        45.04       57.39       28.36       27.34
 Income (loss) from investment operations:
 Net investment loss                          $     (0.58)      (0.68)*      (0.34)      (0.90)      (0.65)      (0.51)
 Net realized and unrealized gain
 (loss) on investments                        $     (5.08)     (12.56)       (7.76)      (2.55)      37.24        2.26
 Total from investment operations             $     (5.66)     (13.24)       (8.10)      (3.45)      36.59        1.75
 Less distributions from:
 Net realized gains on investments            $        --        0.99           --        8.90        7.56        0.73
 Total distributions                          $        --        0.99           --        8.90        7.56        0.73
 Net asset value, end of period               $     17.05       22.71        36.94       45.04       57.39       28.36
 TOTAL RETURN(2)                              %    (24.92)     (36.27)      (17.99)      (6.52)     145.51        6.94
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     1,778       4,877       16,316      23,441      33,634      18,203
 Ratios to average net assets:
 Expenses(3)                                  %      2.53        2.46         2.34        2.10        2.06        2.10
 Net investment loss(3)                       %     (2.45)      (2.35)       (2.06)      (1.70)      (1.85)      (1.33)
 Portfolio turnover rate                      %       357         427          104         134         223         257

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                                  -----------------------------------------------------------
                                                   YEAR        YEAR     SEVEN MONTHS                  PERIOD
                                                   ENDED       ENDED        ENDED      YEAR ENDED      ENDED
                                                  MAY 31,     MAY 31,      MAY 31,       OCT. 31,    OCT. 31,
                                                   2003        2002        2001(1)        2000        1999(2)
                                                  -------     -------      -------       -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      8.43        9.87        11.17         11.14        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $      0.03        0.03        (0.01)           --         0.01
 Net realized and unrealized gain (loss)
 on investments                               $     (0.85)      (1.47)       (1.29)         0.18         1.13
 Total from investment operations             $     (0.82)      (1.44)       (1.30)         0.18         1.14
 Less distributions from:
 Net realized gains on investments            $        --          --           --          0.15           --
 Total distributions                          $        --          --           --          0.15           --
 Net asset value, end of period               $      7.61        8.43         9.87         11.17        11.14
 TOTAL RETURN(3)                              %     (9.73)     (14.59)      (11.64)         1.55        11.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     7,205       9,883       12,748        23,571       27,091
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %      1.54        1.33         1.45          1.37         1.29(5)
 Gross expenses prior to expense
 reimbursement(4)                             %      1.54        1.33         1.45          1.37         1.56
 Net investment income (loss) after
 expense reimbursement(4)                     %      0.32        0.12        (0.13)         0.01         0.23(5)
 Portfolio turnover rate                      %       106         149           26            57           26

                                                                           CLASS B
                                                  -----------------------------------------------------------
                                                    YEAR        YEAR     SEVEN MONTHS                 PERIOD
                                                   ENDED       ENDED        ENDED      YEAR ENDED      ENDED
                                                  MAY 31,     MAY 31,      MAY 31,      OCT. 31,      OCT. 31,
                                                   2003        2002        2001(1)        2000        1999(2)
                                                  -------     -------      -------       -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      8.23        9.70        11.04         11.09        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $     (0.03)      (0.07)       (0.05)        (0.08)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                               $     (0.83)      (1.40)       (1.29)         0.18         1.11
 Total from investment operations             $     (0.86)      (1.47)       (1.34)         0.10         1.09
 Less distributions from:
 Net realized gains on investments            $        --          --           --          0.15           --
 Total distributions                          $        --          --           --          0.15           --
 Net asset value, end of period               $      7.37        8.23         9.70         11.04        11.09
 TOTAL RETURN(3)                              %    (10.45)     (15.15)      (12.14)         0.83        10.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    34,358      53,185       76,726        94,028       99,249
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %      2.24        2.03         2.15          2.07         1.99(5)
 Gross expenses prior to expense
 reimbursement(4)                             %      2.24        2.03         2.15          2.07         2.29
 Net investment loss after expense
 reimbursement(4)                             %     (0.43)      (0.58)       (0.83)        (0.70)       (0.49)(5)
 Portfolio turnover rate                      %       106         149           26            57           26

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS C
                                                    ---------------------------------------------------------
                                                     YEAR        YEAR     SEVEN MONTHS                PERIOD
                                                     ENDED       ENDED       ENDED      YEAR ENDED     ENDED
                                                    MAY 31,     MAY 31,     MAY 31,     OCTOBER 31,   OCT. 31,
                                                     2003        2002       2001(1)        2000       1999(2)
                                                    -------     -------     -------       -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $       8.23        9.70       11.05         11.09       10.00
 Income (loss) from investment operations:
 Net investment loss                           $      (0.04)      (0.09)      (0.05)        (0.08)      (0.02)
 Net realized and unrealized gain (loss)
 on investments                                $      (0.82)      (1.38)      (1.30)         0.19        1.11
 Total from investment operations              $      (0.86)      (1.47)      (1.35)         0.11        1.09
 Less distributions from:
 Net realized gains on investments             $         --          --          --          0.15          --
 Total distributions                           $         --          --          --          0.15          --
 Net asset value, end of period                $       7.37        8.23        9.70         11.05       11.09
 TOTAL RETURN(3)                               %     (10.45)     (15.15)     (12.22)         0.92       10.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $     21,478      36,486      66,252        88,449      75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)   %       2.24        2.03        2.15          2.07        1.99(5)
 Gross expenses prior to expense
 reimbursement(4)                              %       2.24        2.03        2.15          2.07        2.27
 Net investment loss after expense
 reimbursement(4)                              %      (0.43)      (0.58)      (0.83)        (0.70)      (0.49)(5)
 Portfolio turnover rate                       %        106         149          26            57          26

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 -------------------------------------------------------------------
                                                                         ELEVEN                               SIX
                                                  YEAR        YEAR       MONTHS       YEAR        YEAR       MONTHS
                                                  ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                 MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,    JUNE 30,
                                                  2003        2002       2001(1)      2000        1999       1998(2)
                                                 -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     22.11       23.36       16.42       24.38       27.52       25.87
 Income (loss) from investment operations:
 Net investment income                       $      0.12        0.14        0.31        0.32        0.29        0.11
 Net realized and unrealized gain (loss)
 on investments                              $     (1.78)       1.29        7.11       (5.30)      (2.70)       1.54
 Total from investment operations            $     (1.66)       1.43        7.42       (4.98)      (2.41)       1.65
 Less distributions from:
 Net investment income                       $      0.09        0.33        0.33        0.25        0.18          --
 Net realized gains on investments           $      1.12        2.35        0.15        2.73        0.55          --
 Tax return of capital                       $        --          --          --          --          --          --
 Total distributions                         $      1.21        2.68        0.48        2.98        0.73          --
 Net asset value, end of period              $     19.24       22.11       23.36       16.42       24.38       27.52
 TOTAL RETURN(3)                             %     (6.98)       7.05       46.01      (22.44)      (8.61)       6.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period ($millions)       $       182         231         252         210         403         549
 Ratio to average net assets:
 Expenses(4)                                 %      1.52        1.48        1.42        1.41        1.39        1.20
 Net investment income(4)                    %      0.54        0.54        1.48        1.46        1.09        0.94
 Portfolio turnover rate                     %        19          43          39          10          29           2

                                                                                CLASS B
                                                 -------------------------------------------------------------------
                                                                         ELEVEN                               SIX
                                                  YEAR        YEAR       MONTHS       YEAR        YEAR       MONTHS
                                                  ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                 MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,    JUNE 30,
                                                  2003        2002       2001(1)      2000        1999       1998(2)
                                                 -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     22.03       23.28       16.35       24.21       27.40       25.85
 Income (loss) from investment operations:
 Net investment income (loss)                $     (0.07)      (0.04)       0.15        0.22        0.08        0.01
 Net realized and unrealized gain (loss)
 on investments                              $     (1.72)       1.29        7.12       (5.32)      (2.66)       1.54
 Total from investment operations            $     (1.79)       1.25        7.27       (5.10)      (2.58)       1.55
 Less distributions from:
 Net investment income                       $        --        0.15        0.19        0.03        0.06          --
 Net realized gains on investments           $      1.12        2.35        0.15        2.73        0.55          --
 Tax return of capital                       $        --          --          --          --          --          --
 Total distributions                         $      1.12        2.50        0.34        2.76        0.61          --
 Net asset value, end of period              $     19.12       22.03       23.28       16.35       24.21       27.40
 TOTAL RETURN(3)                             %     (7.66)       6.22       45.01      (23.00)      (9.31)       6.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period ($millions)       $       127         171         183         148         343         360
 Ratio to average net assets:
 Expenses(4)                                 %      2.27        2.23        2.17        2.16        2.14        1.95
 Net investment income (loss)(4)             %     (0.21)      (0.21)       0.73        0.71        0.34        0.19
 Portfolio turnover rate                     %        19          43          39          10          29           2

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Effective June 30, 1998, the Financial Services Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING LARGE COMPANY VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS A
                                                 --------------------------------------------------------------------
                                                  YEAR        YEAR      FIVE MONTHS
                                                  ENDED       ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                 MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                  2003        2002        2001(1)     2000(2)      1999        1998
                                                 -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     14.62       17.14        18.10       22.38       21.91       20.27
 Income (loss) from investment operations:
 Net investment income (loss)                $      0.10       (0.27)       (0.03)      (0.01)       0.05          --
 Net realized and unrealized gain (loss)
 on investments                              $     (2.33)      (1.92)       (0.93)      (0.51)       3.33        4.30
 Total from investment operations            $     (2.23)      (2.19)       (0.96)      (0.52)       3.38        4.30
 Less distributions from:
 Net investment income                       $      0.03        0.00*          --          --        0.05          --
 Net realized gains from investments         $        --        0.29           --        3.76        2.86        2.66
 Tax return of capital                       $        --        0.04           --          --          --          --
 Total distributions                         $      0.03        0.33           --        3.76        2.91        2.66
 Net asset value, end of period              $     12.36       14.62        17.14       18.10       22.38       21.91
 TOTAL RETURN(3)                             %    (15.21)     (12.83)       (5.30)      (3.13)      15.54       21.42
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $   133,146     173,655      212,962     226,905     254,532     245,790
 Ratios to average net assets:
 Expenses(4)                                 %      1.37        1.27         1.48        1.09        0.95        1.16
 Net investment income (loss)(4)             %      0.87        0.35        (0.32)      (0.06)       0.21        0.06
 Portfolio turnover rate                     %       103          88           54          85          86          63

                                                                            CLASS B
                                                       ----------------------------------------------------
                                                        YEAR          YEAR       FIVE MONTHS    AUGUST 22,
                                                        ENDED         ENDED         ENDED      2000(5) THRU
                                                       MAY 31,       MAY 31,       MAY 31,     DECEMBER 31,
                                                        2003          2002         2001(1)        2000
                                                       -------       -------       -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $     14.45         17.09         18.09         24.16
 Income (loss) from investment operations:
 Net investment income (loss)                      $      0.01         (0.34)        (0.05)        (0.02)
 Net realized and unrealized loss on investments   $     (2.29)        (1.97)        (0.95)        (2.73)
 Total from investment operations                  $     (2.28)        (2.31)        (1.00)        (2.75)
 Less distributions from:
 Net realized gains on investments                 $        --          0.29            --          3.32
 Tax return of capital                             $        --          0.04            --            --
 Total distributions                               $        --          0.33            --          3.32
 Net asset value, end of period                    $     12.17         14.45         17.09         18.09
 TOTAL RETURN(3)                                   %    (15.78)       (13.60)        (5.53)       (11.95)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                  $     3,538         4,552         4,901           722
 Ratios to average net assets:
 Expenses(4)                                       %      2.12          2.02          2.23          1.84
 Net investment income (loss)(4)                   %      0.12         (0.40)        (1.07)        (0.81)
 Portfolio turnover rate                           %       103            88            54            85

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Effective July 26, 2000, ING Investments, LLC. became the Investment Manager of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Commencement of offerings of shares.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING LARGE COMPANY VALUE FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS C
                                                         --------------------------------------------------
                                                           YEAR        YEAR     FIVE MONTHS   SEPTEMBER 26,
                                                          ENDED       ENDED        ENDED      2000(2) THRU
                                                         MAY 31,     MAY 31,      MAY 31,      DECEMBER 31,
                                                          2003        2002        2001(1)         2000
                                                         -------     -------      -------        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      14.42       17.04        18.05          23.40
 Income (loss) from investment operations:
 Net investment loss                                $       0.02       (0.42)       (0.03)         (0.02)
 Net realized and unrealized loss on investments    $      (2.31)      (1.87)       (0.98)         (2.01)
 Total from investment operations                   $      (2.29)      (2.29)       (1.01)         (2.03)
 Less distributions from:
 Net realized gains on investments                  $         --        0.29           --           3.32
 Tax return of capital                              $         --        0.04           --             --
 Total distributions                                $         --        0.33           --           3.32
 Net asset value, end of period                     $      12.13       14.42        17.04          18.05
 TOTAL RETURN(3)                                    %     (15.88)     (13.52)       (5.60)         (9.30)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                   $      1,133       1,895        3,462            160
 Ratios to average net assets:
 Expenses(4)                                        %       2.12        2.02         2.23           1.64
 Net investment income (loss)(4)                    %       0.12       (0.40)       (1.07)         (0.81)
 Portfolio turnover rate                            %        103          88           54             85

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of offerings of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                   YEAR        YEAR     ELEVEN MONTHS
                                                   ENDED       ENDED        ENDED            YEAR ENDED JUNE 30,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      10.11       13.54        15.84       17.69       17.07       15.92
 Income (loss) from investment operations:
 Net investment income                       $       0.06        0.07         0.05        0.07        0.07        0.04
 Net realized and unrealized gain (loss)
 on investments                              $      (1.32)      (1.53)       (0.38)      (0.08)       2.37        3.02
 Total from investment operations            $      (1.26)      (1.46)       (0.33)      (0.01)       2.44        3.06
 Less distributions from:
 Net investment income                       $       0.03        0.07         0.09        0.05        0.04        0.06
 Net realized gains on investments           $         --        1.90         1.88        1.79        1.78        1.85
 Total distributions                         $       0.03        1.97         1.97        1.84        1.82        1.91
 Net asset value, end of period              $       8.82       10.11        13.54       15.84       17.69       17.07
 TOTAL RETURN(2):                            %     (12.46)     (10.96)       (2.77)      (0.36)      15.93       20.53
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    156,902     211,602      277,722     303,864     368,508     348,759
 Ratios to average net assets:
 Expenses(3)                                 %       1.45        1.34         1.31        1.29        1.35        1.37
 Net investment income(3)                    %       0.73        0.59         0.33        0.41        0.41        0.29
 Portfolio turnover rate                     %        110          75           92          26          48          53

                                                                                CLASS B
                                                  --------------------------------------------------------------------
                                                   YEAR        YEAR     ELEVEN MONTHS
                                                   ENDED       ENDED        ENDED            YEAR ENDED JUNE 30,
                                                  MAY 31,     MAY 31,      MAY 31,     -------------------------------
                                                   2003        2002        2001(1)      2000        1999        1998
                                                  -------     -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       9.75       13.14        15.44       17.36       16.86       15.81
 Income (loss) from investment operations:
 Net investment loss                         $       0.00*      (0.02)       (0.01)      (0.05)      (0.04)      (0.04)
 Net realized and unrealized gain (loss)
 on investments                              $      (1.27)      (1.47)       (0.41)      (0.08)       2.32        2.97
 Total from investment operations            $      (1.27)      (1.49)       (0.42)      (0.13)       2.28        2.93
 Less distributions from:
 Net investment income                       $         --          --           --          --          --        0.03
 Net realized gains on investments           $         --        1.90         1.88        1.79        1.78        1.85
 Total distributions                         $         --        1.90         1.88        1.79        1.78        1.88
 Net asset value, end of period              $       8.48        9.75        13.14       15.44       17.36       16.86
 TOTAL RETURN(2):                            %     (13.03)     (11.61)       (3.40)      (1.11)      15.12       19.76
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     50,677      79,685      112,286      87,167     116,227      77,787
 Ratios to average net assets:
 Expenses(3)                                 %       2.15        2.04         2.01        1.99        2.05        2.07
 Net investment income (loss)(3)             %       0.03       (0.11)       (0.37)      (0.29)      (0.29)      (0.41)
 Portfolio turnover rate                     %        110          75           92          26          48          53

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS C
                                                 ----------------------------------------------------------
                                                  YEAR        YEAR     ELEVEN MONTHS    YEAR       JUNE 1,
                                                  ENDED       ENDED        ENDED        ENDED    1999(2) TO
                                                 MAY 31,     MAY 31,      MAY 31,      JUNE 30,    JUNE 30,
                                                  2003        2002        2001(1)       2000        1999
                                                 -------     -------      -------      -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      9.76       13.14        15.44        17.37       16.69
 Income (loss) from investment operations:
 Net investment loss                         $      0.00*      (0.01)       (0.01)       (0.10)         --
 Net realized and unrealized gain (loss)
 on investments                              $     (1.28)      (1.47)       (0.41)       (0.04)       0.68
 Total from investment operations            $     (1.28)      (1.48)       (0.42)       (0.14)       0.68
 Less distributions from:
 Net investment income                       $        --          --           --           --          --
 Net realized gains on investments           $        --        1.90         1.88         1.79          --
 Total distributions                         $        --        1.90         1.88         1.79          --
 Net asset value, end of period              $      8.48        9.76        13.14        15.44       17.37
 TOTAL RETURN(3):                            %    (13.11)     (11.53)       (3.41)       (1.17)       4.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     8,291       9,693       10,887        3,660         601
 Ratios to average net assets:
 Expenses(4)                                 %      2.15        2.04         2.01         1.99        1.12
 Net investment income (loss)(4)             %      0.03       (0.11)       (0.37)       (0.29)       0.42
 Portfolio turnover rate                     %       110          75           92           26          48

                                                                                CLASS M
                                                 --------------------------------------------------------------------
                                                  YEAR        YEAR     ELEVEN MONTHS
                                                  ENDED       ENDED        ENDED             YEAR ENDED JUNE 30,
                                                 MAY 31,     MAY 31,      MAY 31,      -------------------------------
                                                  2003        2002        2001(1)       2000        1999        1998
                                                 -------     -------      -------      -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      9.96       13.36        15.64        17.51       16.95       15.87
 Income (loss) from investment operations:
 Net investment income (loss)                $      0.03        0.02           --        (0.01)      (0.01)         --
 Net realized and unrealized gain (loss)
 on investments                              $     (1.31)      (1.50)       (0.39)       (0.06)       2.35        2.98
 Total from investment operations            $     (1.28)      (1.48)       (0.39)       (0.07)       2.34        2.98
 Less distributions from:
 Net investment income                       $        --        0.02         0.01         0.01          --        0.05
 Net realized gains on investments           $        --        1.90         1.88         1.79        1.78        1.85
 Total distributions                         $        --        1.92         1.89         1.80        1.78        1.90
 Net asset value, end of period              $      8.68        9.96        13.36        15.64       17.51       16.95
 TOTAL RETURN(3):                            %    (12.85)     (11.30)       (3.21)       (0.71)      15.41       20.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     7,445      12,074       17,440       13,050      16,351      14,675
 Ratios to average net assets:
 Expenses(4)                                 %      1.90        1.79         1.76         1.74        1.80        1.82
 Net investment income (loss)(4)             %      0.28        0.14        (0.12)       (0.04)      (0.04)      (0.16)
 Portfolio turnover rate                     %       110          75           92           26          48          53

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      CLASS A                  CLASS B                 CLASS C
                                                 -------------------     -------------------     -------------------
                                                  YEAR       PERIOD       YEAR       PERIOD       YEAR       PERIOD
                                                  ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                 MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                  2003       2002(1)      2003       2002(2)      2003       2002(2)
                                                 -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     10.28       10.00       10.27        9.87       10.26        9.87
 Income (loss) from investment operations:
 Net investment income (loss)                $      0.00*       0.00*      (0.06)      (0.01)      (0.05)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $     (1.77)       0.28       (1.75)       0.41       (1.75)       0.40
 Total from investment operations            $     (1.77)       0.28       (1.81)       0.40       (1.80)       0.39
 Less distributions from:
 Net investment income                       $      0.04          --        0.01          --        0.01          --
 Net realized gains on investments           $      0.11          --        0.11          --        0.11          --
 Total distributions                         $      0.15          --        0.12          --        0.12          --
 Net asset value, end of period              $      8.36       10.28        8.34       10.27        8.34       10.26
 TOTAL RETURN(3):                            %    (16.94)       2.80      (17.40)       4.05      (17.32)       3.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    15,026      25,325      12,205      11,656      12,034       9,731
 Ratios to average net assets:
 Net expenses after reimbursement (4)(5)     %      1.75        1.61        2.50        2.36        2.50        2.36
 Gross expenses prior to expense
 reimbursement(4)                            %      2.17        3.05        2.92        3.80        2.92        3.80
 Net investment income (loss) after
 expense reimbursement(4)(5)                 %     (0.10)       0.04       (0.82)      (0.71)      (0.81)      (0.71)
 Portfolio turnover rate                     %        72          13          72          13          72          13

----------
(1)  The Fund commenced operations on February 1, 2002
(2)  Class B and Class C commenced offering of shares on February 4, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not anualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      CLASS A                  CLASS B                 CLASS C
                                                 -------------------     -------------------     -------------------
                                                  YEAR       PERIOD       YEAR       PERIOD       YEAR       PERIOD
                                                  ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                 MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                  2003       2002(1)      2003       2002(2)      2003       2002(3)
                                                 -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     10.62       10.00       10.60        9.85       10.60        9.76
 Income (loss) from investment operations:
 Net investment loss                         $     (0.05)      (0.01)      (0.11)      (0.02)      (0.10)      (0.01)
 Net realized and unrealized gain
 on investments                              $     (1.00)       0.63       (1.01)       0.77       (1.02)       0.85
 Total from investment operations            $     (1.05)       0.62       (1.12)       0.75       (1.12)       0.84
 Less distributions from:
 Net investment income                       $      0.04          --          --          --        0.01          --
 Net realized gains on investments           $      0.09          --        0.09          --        0.09          --
 Total distributions                         $      0.13          --        0.09          --        0.10          --
 Net asset value, end of period              $      9.44       10.62        9.39       10.60        9.38       10.60
 TOTAL RETURN(4):                            %     (9.83)       6.20      (10.53)       7.61      (10.55)       8.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    12,280      18,435       8,233       7,889      11,241       8,468
 Ratios to average net assets:
 Net expenses after reimbursement (5)(6)     %      1.75        1.62        2.50        2.37        2.50        2.37
 Gross expenses prior to expense
 reimbursement(5)                            %      2.17        3.65        2.92        4.40        2.92        4.40
 Net investment loss after expense
 reimbursement(5)(6)                         %     (0.54)      (0.39)      (1.29)      (1.14)      (1.28)      (1.14)
 Portfolio turnover rate                     %        54          12          54          12          54          12

----------
(1)  The fund commenced operations on February 1, 2002
(2)  Class B commenced offering of shares on February 4, 2002.
(3)  Class C commenced offering of shares on February 7, 2002.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not anualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING TAX EFFICIENT EQUITY FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                               -----------------------------------------------------------
                                                                YEAR        YEAR     SEVEN MONTHS
                                                                ENDED       ENDED        ENDED      YEAR ENDED OCTOBER 31,
                                                               MAY 31,     MAY 31,      MAY 31,     ----------------------
                                                                2003        2002        2001(1)       2000        1999(2)
                                                               -------     -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      9.97       11.52        12.37        11.99        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                              $      0.00*         --         0.02         0.05         0.04
 Net realized and unrealized gain (loss) on investments    $     (1.32)      (1.55)       (0.84)        0.38         1.95
 Total from investment operations                          $     (1.32)      (1.55)       (0.82)        0.43         1.99
 Less distributions from:
 Net investment income                                     $        --          --         0.03         0.05           --
 Total distributions                                       $        --          --         0.03         0.05           --
 Net asset value, end of period                            $      8.65        9.97        11.52        12.37        11.99
 TOTAL RETURN(3)                                           %    (13.24)     (13.45)       (6.66)        3.62        19.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $    26,418      35,159       42,640       47,647       45,714
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %      1.45        1.44         1.40         1.31         1.28
 Gross expenses prior to expense reimbursement(4)          %      1.65        1.63         1.78         2.22         2.40
 Ratio of net investment income (loss) after expense
 reimbursement(4)(5)                                       %     (0.01)      (0.02)        0.25         0.36         0.49
 Portfolio turnover rate                                   %        69          27            9           14            9

                                                                                        CLASS B
                                                               ----------------------------------------------------------
                                                                 YEAR        YEAR     SEVEN MONTHS
                                                                ENDED       ENDED        ENDED      YEAR ENDED OCTOBER 31,
                                                               MAY 31,     MAY 31,      MAY 31,     ----------------------
                                                                2003        2002        2001(1)       2000        1999(2)
                                                               -------     -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      9.79       11.41        12.28        11.96        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                              $     (0.07)      (0.09)       (0.03)       (0.04)       (0.01)
 Net realized and unrealized gain (loss) on
 investments                                               $     (1.28)      (1.53)       (0.83)        0.39         1.97
 Total from investment operations                          $     (1.35)      (1.62)       (0.86)        0.35         1.96
 Less distributions from:
 Net investment income                                     $        --          --         0.01         0.03           --
 Total distributions                                       $        --          --         0.01         0.03           --
 Net asset value, end of period                            $      8.44        9.79        11.41        12.28        11.96
 TOTAL RETURN(3)                                           %    (13.79)     (14.20)       (6.97)        2.94        19.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $     5,220       8,268        9,930        8,268        7,059
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %      2.20        2.19         2.05         1.96         1.95
 Gross expenses prior to expense reimbursement(4)          %      2.30        2.28         2.43         2.47         2.66
 Ratio of net investment loss after expense
 reimbursement(4)(5)                                       %     (0.76)      (0.77)       (0.40)       (0.29)       (0.14)
 Portfolio turnover rate                                   %        69          27            9           14            9

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 15, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than a year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING TAX EFFICIENT EQUITY FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                               -----------------------------------------------------------
                                                                 YEAR       YEAR     SEVEN MONTHS
                                                                ENDED       ENDED        ENDED      YEAR ENDED OCTOBER 31,
                                                               MAY 31,     MAY 31,      MAY 31,     ----------------------
                                                                2003        2002        2001(1)       2000        1999(2)
                                                               -------     -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      9.73       11.33        12.20        11.92        10.00
 Income (loss) from investment operations:
 Net investment loss                                       $     (0.07)      (0.10)       (0.01)       (0.04)          --
 Net realized and unrealized gain (loss) on investments    $     (1.28)      (1.50)       (0.85)        0.39         1.92
 Total from investment operations                          $     (1.35)      (1.60)       (0.86)        0.35         1.92
 Less distributions from:
 Net investment income                                     $        --          --         0.01         0.07           --
 Total distributions                                       $        --          --         0.01         0.07           --
 Net asset value, end of period                            $      8.38        9.73        11.33        12.20        11.92
 TOTAL RETURN(3)                                           %    (13.88)     (14.12)       (7.01)        2.91        19.20
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       903       1,392        2,202        2,870        1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %      2.20        2.19         2.05         1.95         1.97
 Gross expenses prior to expense reimbursement(4)          %      2.30        2.28         2.43         2.47         2.64
 Ratio of net investment loss after expense
 reimbursement(4)(5)                                       %     (0.76)      (0.77)       (0.40)       (0.32)       (0.14)
 Portfolio turnover rate                                   %        69          27            9           14            9

----------
(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 15, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than a year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 --------------------------------------------------------------------
                                                                         ELEVEN                  THREE
                                                  YEAR        YEAR       MONTHS       YEAR       MONTHS        YEAR
                                                  ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                 MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                  2003        2002       2001(1)      2000       1999(2)       1999
                                                 -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     15.35       17.89       27.70       23.27       21.92        19.12
 Income (loss) from investment operations:
 Net investment income                       $      0.38        0.30        0.85        0.42        0.10         0.40
 Net realized and unrealized gain
 (loss) on investments                       $      0.78       (2.34)      (5.29)       8.02        1.35         3.17
 Total from investment operations            $      1.16       (2.04)      (4.44)       8.44        1.45         3.57
 Less distributions from:
 Net investment income                       $      0.31        0.41        0.51        0.32        0.10         0.41
 Net realized gains on investments           $        --        0.09        4.86        3.69          --         0.36
 Total distributions                         $      0.31        0.50        5.37        4.01        0.10         0.77
 Net asset value, end of period              $     16.20       15.35       17.89       27.70       23.27        21.92
 TOTAL RETURN(3):                            %      7.80      (11.44)     (17.78)      39.88        6.62        19.17
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    51,008      60,692      98,896     131,218      73,133       65,742
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)              %      1.59        1.46        1.42        1.35        1.45         1.53
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %      1.59        1.46        1.41        1.35        2.10         1.65
 Net investment income after expense
 reimbursement/recoupment(4)(5)              %      2.57        1.93        2.20        1.78        1.82         2.08
 Portfolio turnover rate                     %        97         100         145         129          28          138

                                                                                CLASS B
                                                 --------------------------------------------------------------------
                                                                         ELEVEN                  THREE
                                                  YEAR         YEAR      MONTHS       YEAR       MONTHS        YEAR
                                                  ENDED       ENDED       ENDED      ENDED        ENDED       ENDED
                                                 MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                  2003        2002       2001(1)      2000       1999(2)       1999
                                                 -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     16.83       19.56       30.20       25.34       23.86        20.56
 Income (loss) from investment operations:
 Net investment income                       $      0.35        0.24        0.49        0.29        0.07         0.29
 Net realized and unrealized gain
 (loss) on investments                       $      0.83       (2.59)      (5.49)       8.77        1.47         3.47
 Total from investment operations            $      1.18       (2.35)      (5.00)       9.06        1.54         3.76
 Less distributions from:
 Net investment income                       $      0.22        0.28        0.34        0.19        0.06         0.27
 Net realized gains on investments           $        --        0.10        5.30        4.01          --         0.19
 Total distributions                         $      0.22        0.38        5.64        4.20        0.06         0.46
 Net asset value, end of period              $     17.79       16.83       19.56       30.20       25.34        23.86
 TOTAL RETURN(3):                            %      7.16      (12.04)     (18.26)      39.21        6.47        18.52
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    72,364      88,650     125,366     139,704      68,091       58,736
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)              %      2.24        2.11        2.07        2.00        2.10         2.18
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %      2.24        2.11        2.06        2.00        2.10         2.30
 Net investment income after expense
 reimbursement/recoupment(4)(5)              %      1.92        1.28        1.55        1.13        1.17         1.44
 Portfolio turnover rate                     %        97         100         145         129          28          138

----------
(1)  The Fund changed its fiscal year end to May 31
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (CONTINUED)                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                 --------------------------------------------------------------------
                                                                         ELEVEN                  THREE
                                                  YEAR         YEAR      MONTHS       YEAR       MONTHS        YEAR
                                                  ENDED       ENDED       ENDED      ENDED       ENDED        ENDED
                                                 MAY, 31     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                  2003         2002      2001(1)      2000       1999(2)       1999
                                                 -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     15.75       18.33       28.33       23.78       22.40        19.55
 Income (loss) from investment operations:
 Net investment income                       $      0.32        0.22        0.58        0.28        0.07         0.28
 Net realized and unrealized gain (loss)
 on investments                              $      0.78       (2.42)      (5.26)       8.22        1.37         3.25
 Total from investment operations            $      1.10       (2.20)      (4.68)       8.50        1.44         3.53
 Less distributions from:
 Net investment income                       $      0.23        0.29        0.35        0.19        0.06         0.25
 Net realized gains on investments           $        --        0.09        4.97        3.76          --         0.43
 Total distributions                         $      0.23        0.38        5.32        3.95        0.06         0.68
 Net asset value, end of period              $     16.62       15.75       18.33       28.33       23.78        22.40
 TOTAL RETURN(3):                            %      7.15      (12.03)     (18.25)      39.24        6.45        18.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    66,412      81,247     118,363     156,592     100,276       95,998
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)              %      2.24        2.11        2.07        2.00        2.10         2.18
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %      2.24        2.11        2.06        2.00        2.10         2.30
 Net investment income after expense
 reimbursement/recoupment(4)(5)              %      1.92        1.28        1.55        1.13        1.17         1.44
 Portfolio turnover rate                     %        97         100         145         129          28          138

----------
(5)  The Fund changed its fiscal year end to May 31
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                                          ELEVEN                   THREE
                                                   YEAR        YEAR       MONTHS       YEAR       MONTHS        YEAR
                                                   ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                  MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                   2003        2002       2001(1)      2000       1999(2)       1999
                                                  -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     12.06       13.30       15.04       19.23       19.03        19.53
 Income (loss) from investment operations:
 Net investment income                        $      0.31        0.39        0.93        0.51        0.10         0.36
 Net realized and unrealized gain (loss) on
 investments                                  $     (0.41)      (1.13)      (1.01)      (0.60)       0.17         2.58
 Total from investment operations             $     (0.10)      (0.74)      (0.08)      (0.09)       0.27         2.94
 Less distributions from:
 Net investment income                        $      0.25        0.45        0.51        0.39        0.07         0.43
 Net realized gains on investments            $        --        0.05        1.15        3.71          --         3.01
 Total distributions                          $      0.25        0.50        1.66        4.10        0.07         3.44
 Net asset value, end of period               $     11.71       12.06       13.30       15.04       19.23        19.03
 TOTAL RETURN(3):                             %     (0.66)      (5.55)      (0.61)      (1.01)       1.42        17.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    32,179      57,042      61,477      63,592       9,619        9,519
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)               %      1.60        1.48        1.32        1.40        1.49         1.59
 Gross expenses prior to expense
 reimbursement/recoupment(4)                  %      1.71        1.45        1.53        1.61        1.75         1.97
 Net investment income after expense
 reimbursement/recoupment(4)(5)               %      2.62        3.11        3.54        3.26        2.06         2.08
 Portfolio turnover rate                      %       129         145          76         173          63          165

                                                                                CLASS B
                                                  --------------------------------------------------------------------
                                                                          ELEVEN                   THREE
                                                   YEAR        YEAR       MONTHS       YEAR       MONTHS        YEAR
                                                   ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                  MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                   2003        2002       2001(1)      2000       1999(2)       1999
                                                  -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     12.97       14.28       16.09       20.59       20.38        20.07
 Income (loss) from investment operations:
 Net investment income                        $      0.29        0.32        0.80        0.44        0.07         0.28
 Net realized and unrealized gain (loss) on
 investments                                  $     (0.47)      (1.22)      (0.98)      (0.64)       0.18         2.74
 Total from investment operations             $     (0.18)      (0.90)      (0.18)      (0.20)       0.25         3.02
 Less distributions from:
 Net investment income                        $      0.18        0.36        0.39        0.33        0.04         0.31
 Net realized gains on investments            $        --        0.05        1.24        3.97          --         2.40
 Total distributions                          $      0.18        0.41        1.63        4.30        0.04         2.71
 Net asset value, end of period               $     12.61       12.97       14.28       16.09       20.59        20.38
 TOTAL RETURN(3):                             %     (1.29)      (6.26)      (1.21)      (1.58)       1.24        16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    22,348      31,682      35,828      41,026       7,157        6,048
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)               %      2.25        2.13        1.97        2.05        2.14         2.24
 Gross expenses prior to expense
 reimbursement/recoupment(4)                  %      2.36        2.10        2.18        2.26        2.40         2.62
 Net investment income after expense
 reimbursement/recoupment(4)(5)               %      1.97        2.46        2.89        2.61        1.41         1.43
 Portfolio turnover rate                      %       129         145          76         173          63          165

----------
(1)  The Fund changed its fiscal year end to May 31
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                  --------------------------------------------------------------------
                                                                          ELEVEN                   THREE
                                                   YEAR        YEAR       MONTHS       YEAR       MONTHS        YEAR
                                                   ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                  MAY 31,     MAY 31,     MAY 31,    JUNE 30,    JUNE 30,     MARCH 31,
                                                   2003        2002       2001(1)      2000       1999(2)       1999
                                                  -------     -------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     11.57       12.78       14.45       18.53       18.35        19.90
 Income (loss) from investment operations:
 Net investment income                        $      0.17        0.34        0.74        0.45        0.06         0.26
 Net realized and unrealized gain (loss)
 on investments                               $     (0.34)      (1.13)      (0.91)      (0.62)       0.16         2.52
 Total from investment operations             $     (0.17)      (0.79)      (0.17)      (0.17)       0.22         2.78
 Less distributions from:
 Net investment income                        $      0.19        0.37        0.39        0.34        0.04         0.28
 Net realized gains on investments            $        --        0.05        1.11        3.57          --         4.05
 Total distributions                          $      0.19        0.42        1.50        3.91        0.04         4.33
 Net asset value, end of period               $     11.21       11.57       12.78       14.45       18.53        18.35
 TOTAL RETURN(3):                             %     (1.27)      (6.20)      (1.28)      (1.53)       1.21        16.34
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    14,240      18,007      22,679      25,838      21,331       21,655
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)               %      2.25        2.13        1.97        2.05        2.14         2.23
 Gross expenses prior to expense
 reimbursement/recoupment(4)                  %      2.36        2.10        2.18        2.26        2.40         2.61
 Net investment income after expense
 reimbursement/recoupment(4)(5)               %      1.96        2.46        2.89        2.61        1.41         1.43
 Portfolio turnover rate                      %       129         145          76         173          63          165

                                                                                     CLASS T
                                                                    --------------------------------------------
                                                                                            ELEVEN
                                                                     YEAR        YEAR       MONTHS     MARCH 31,
                                                                     ENDED       ENDED       ENDED     2000(6)TO
                                                                    MAY 31,     MAY 31,     MAY 31,     JUNE 30,
                                                                     2003        2002       2001(1)      2000
                                                                    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $     12.93       14.23       16.10       16.83
 Income (loss) from investment operations:
 Net investment income                                          $      0.29        0.28        1.00        0.09
 Net realized and unrealized gain (loss) on investments         $     (0.44)      (1.14)      (1.16)      (0.82)
 Total from investment operations                               $     (0.15)      (0.86)      (0.16)      (0.73)
 Less distributions from:
 Net investment income                                          $      0.21        0.39        0.48          --
 Net realized gains on investments                              $        --        0.05        1.23          --
 Total distributions                                            $      0.21        0.44        1.71          --
 Net asset value, end of period                                 $     12.57       12.93       14.23       16.10
 TOTAL RETURN(3):                                               %     (1.03)      (6.04)      (1.06)      (4.34)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $     3,293       4,559       7,725      10,953
 Ratio to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)      %      2.00        1.88        1.86        1.70
 Gross expenses prior to expense reimbursement/recoupment(4)    %      2.11        1.85        1.84        1.91
 Net investment income after expense
 reimbursement/recoupment(4)(5)                                 %      2.22        2.71        2.77        2.96
 Portfolio turnover rate                                        %       129         145          76         173

----------
(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                CLASS A        CLASS B        CLASS C
                                                              ------------   ------------   -----------
                                                              DECEMBER 20,   NOVEMBER 20,   JANUARY 17,
                                                               2002(1) TO     2002(1) TO    2003(1) TO
                                                                 MAY 31,        MAY 31,       MAY 31,
                                                                  2003           2003          2003
                                                                 -------        -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       10.06          10.00          9.96
 Income from investment operations:
 Net investment income                                     $        0.16           0.12         (0.01)*
 Net realized and unrealized gain (loss) on investments    $        1.04           1.15          1.50
 Total from investment operations                          $        1.20           1.27          1.49
 Less distribution from:
 Net investment income                                     $        0.20           0.17          0.08
 Total distributions                                       $        0.20           0.17          0.08
 Net asset value, end of period                            $       11.06          11.10         11.37
 TOTAL RETURN(2):                                          %       12.06          12.77         15.03
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000)                          $         982            149           157
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)            %        1.45           2.20          2.20
 Gross expenses prior to expense reimbursement(3)          %        1.53           2.30          2.30
 Net investment income after expense reimbursement(3)(4)   %        0.01           1.91         (1.62)
 Portfolio turnover rate                                   %          62             62            62

----------
(1)  Commencement of operations of the class.
(2) Total return is calculated assuming reinvestment of dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET"), ING Investment Funds, Inc. ("IIF") and ING Mayflower Trust ("IMT"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized in 1998 with nineteen separate series (Portfolios). Thirteen of the Portfolios in this report are: ING Growth Opportunities Fund ("Growth Opportunities"), ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap", formerly ING Research Enhanced Index), ING Financial Services Fund ("Financial Services"), ING Large Company Value Fund ("Large Company Value"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Tax Efficient Equity Fund ("Tax Efficient Equity"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond", formerly ING Equity and Income Fund) and ING Real Estate Fund ("Real Estate", formerly CRA Realty Shares Portfolio). IIF is a Maryland Corporation organized in 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap"). IMT is a Massachusetts business trust organized in 1993 with two separate series (Portfolios). One of the Portfolios in this report is ING Growth + Value Fund ("Growth + Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the Securities and Exchange Commission. Shareholders of Growth + Value and MagnaCap did not approve the Reorganization; therefore those Funds remain part of ING Mayflower Trust and ING Investment Funds, Inc., respectively.

As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: Convertible, Equity and Bond, Financial Services, Growth Opportunities, LargeCap Growth, Large Company Value Fund, Disciplined LargeCap, SmallCap Opportunities and Tax Efficient Equity (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 23, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial statements shown for periods prior to September 23, 2002 are the financial statements of the Reorganized Fund. MidCap Opportunities, MidCap Value Fund and SmallCap Value were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.

--------------------------------------------------------------------------------

Prior to the Reorganization, Convertible, Equity and Bond, and LargeCap Growth were series of ING Mutual Funds ("IMF"). IMF is a Delaware business trust registered as an open-end management investment company organized in 1992.

Prior to the Reorganization, Financial Services was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company organized in 1985.

Prior to the Reorganization, Tax Efficient Equity was a series of ING Funds Trust ("IFT"). IFT is a Delaware business trust registered as an open-end management investment company organized on July 30, 1998.

Prior to the Reorganization, Growth Opportunities was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, SmallCap Opportunities was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, Large Company Value was the sole series of ING Large Company Value Fund, Inc., a Maryland corporation registered as an open-end, diversified management investment company organized in April 1991.

Prior to the Reorganization, Disciplined LargeCap was a series of IMT. As discussed above, IMT is a Massachusetts business trust registered as an open-end management investment company organized in 1993.

On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio (the "Acquired Fund") were transferred to a newly created series of the ING Equity Trust, the ING Real Estate Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. These shares were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated.

This reorganization was accounted for as tax-free reorganization under the Internal Revenue Code. Accordingly, no gain or loss was recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for shares of the Acquiring Fund.

Prior to November 4, 2002, Real Estate was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company, established July 18, 1991.

Effective October 1, 2002, ING Funds Distributor, Inc. changed its name to ING Funds Distributor, LLC and is a wholly owned subsidiary of ING Groep N.V. ("ING").

ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily

--------------------------------------------------------------------------------

     available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in mutual funds are valued at the closing Net Asset Value (NAV) per share. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and

--------------------------------------------------------------------------------

     from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at May 31, 2003.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY                   SEMI-ANNUALLY             QUARTERLY
     --------                   -------------             ---------
     Growth + Value             MagnaCap                  Convertible
     Growth Opportunities       Large Company Value       Equity and Bond
     LargeCap Growth                                      Real Estate
     Midcap Opportunities
     SmallCap Opportunities
     Disciplined LargeCap
     Financial Services
     MidCap Value
     SmallCap Value
     Tax Efficient Equity

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Subchapter M of Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

--------------------------------------------------------------------------------

I. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund had the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. Generally, in the event of counterparty default, the Funds have the right to use collateral to offset losses incurred. There would be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leverage effect, which may intensify the credit, market and other risks associated with investing in a Fund. There were no securities on loan as of May 31, 2003.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                            PURCHASES            SALES
                          --------------     --------------
Growth+ Value             $  706,782,738     $  801,760,722
Growth Opportunities         699,915,562        766,500,161
LargeCap Growth              541,244,697        603,507,472
MidCap Opportunities         625,749,686        708,520,580
SmallCap Opportunities     1,108,186,765      1,178,620,201
Disciplined LargeCap          94,105,244        118,416,204
Financial Services            55,603,860         98,711,637
Large Company Value          141,233,597        137,577,889
MagnaCap                     254,774,488        271,259,925
MidCap Value                  28,104,223         24,546,472
SmallCap Value                22,037,663         16,248,323
Tax Efficient Equity          22,535,441         28,369,745
Convertible                  178,599,186        210,029,061
Equity and Bond              109,856,591        131,868,826
Real Estate                   81,446,336         65,054,934

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                           AS A PERCENT OF AVERAGE NET ASSETS
                           ----------------------------------
Growth+ Value              1.00%
Growth Opportunities       0.95%
LargeCap Growth            0.75% on first $500 million; 0.675% on next $500
                             million; and 0.65% in excess of $1 billion
MidCap Opportunities       1.00%
SmallCap Opportunities     1.00%
Disciplined LargeCap       0.70%
Financial Services         1.00% on first $30 million; 0.75% on next $95
                             million; and 0.70% in excess of $125 million
Large Company Value        0.75% on first $100 million; 0.60% on next $50
                             million; 0.50% on next $100 million; and 0.40% in excess of $250 million
MagnaCap                   1.00% on first $30 million; 0.75% on next $220
                             million; 0.625% on next $250 million; and 0.50% in excess of $500 million
MidCap Value               1.00%
SmallCap Value             1.00%
Tax Efficient Equity       0.80%
Convertible                0.75% on first $500 million; 0.675% on next $500
                             million; and 0.65% in excess of $1 billion
Equity and Bond            0.75% on first $500 million; 0.675% on next $500
                             million; and 0.65% in excess of $1 billion
Real Estate                0.70%

Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as Sub-Adviser to the Growth + Value Fund pursuant to a subadvisory agreement between the Manager and Navellier. Aeltus Investment Management, Inc. ("Aeltus"), a registered investment advisor, serves as Sub-Adviser to the Disciplined LargeCap Fund pursuant to a subadvisory agreement between the Manager and Aeltus. Prior to August 1, 2001, J.P. Morgan Investment Management, Inc. served as Sub-Adviser to the Fund. Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the MidCap Value and SmallCap Value Funds pursuant to a subadvisory agreement between the Manager and Brandes. Delta Asset Management ("Delta"), a registered investment advisor and a wholly owned indirect subsidiary of ING, served as Sub-Adviser to the Tax Efficient Equity Fund pursuant to a subadvisory agreement dated October 30, 1998 between the Manager and Delta. Effective March 15, 2002, the Manager terminated the subadvisory agreement with Delta and assumed responsibility over the day-to-day management of the Fund directly.

Clarion CRA Securities, L.P. ("CRA"), a registered investment advisor, became the Sub-Adviser to the Real Estate Fund pursuant a subadvisory agreement, dated November 4, 2002, between the Manager and CRA. Prior to November 4, 2002, CRA served as the investment advisor to Real Estate.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

Financial Services and MagnaCap have entered into a service agreement with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Income.

--------------------------------------------------------------------------------

Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                         CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS T
                         -------   -------   -------   -------   -------   -------   -------
Growth + Value             0.30%     1.00%     1.00%     N/A        N/A      0.25%      N/A
Growth Opportunities       0.30      1.00      1.00      N/A        N/A      0.25      0.95%
LargeCap Growth            0.35      1.00      1.00      N/A        N/A      0.25       N/A
MidCap Opportunities       0.30      1.00      1.00      N/A        N/A      0.25       N/A
SmallCap Opportunities     0.30      1.00      1.00      N/A        N/A      0.25      0.95
Disciplined LargeCap       0.30      1.00      1.00      N/A        N/A      0.25       N/A
Financial Services         0.25      1.00       N/A      N/A        N/A      N/A        N/A
Large Company Value        0.25      1.00      1.00      N/A        N/A      0.25       N/A
MagnaCap                   0.30      1.00      1.00      N/A      0.75%      0.25       N/A
MidCap Value               0.25      1.00      1.00      N/A        N/A      0.25       N/A
SmallCap Value             0.25      1.00      1.00      N/A        N/A      0.25       N/A
Tax Efficient Equity       0.35      1.00      1.00      N/A        N/A      N/A        N/A
Convertible                0.35      1.00      1.00      N/A        N/A      0.25       N/A
Equity and Bond            0.35      1.00      1.00      N/A        N/A      0.25      0.75
Real Estate                0.25      1.00      1.00      N/A        N/A      0.25       N/A

Beginning March 1, 2001, the Distributor agreed to waive 0.10% of the Distribution fee for the Tax Efficient Equity Fund for Class A only.

For the year ended May 31, 2003, the Distributor has retained $109,775 as sales charges from the proceeds of Class A Shares sold, $62,206 and $71,485 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $135 from the proceeds of Class M Shares sold.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                          ACCRUED                         ACCRUED
                        INVESTMENT        ACCRUED       DISTRIBUTION
                        MANAGEMENT    ADMINISTRATIVE    AND SERVICE
                           FEES      AND SERVICE FEES       FEES        TOTAL
                        ----------   ----------------    ----------   ----------
Growth + Value          $  170,969      $  154,582       $  141,131   $  466,682
Growth Opportunities       139,093         118,490           80,088      337,671
LargeCap Growth            137,621          14,711          101,715      254,047
MidCap Opportunities       172,245          83,444          103,182      358,871
SmallCap Opportunities     226,575         168,697          151,437      546,709
Disciplined LargeCap        48,362          27,566           48,769      124,697
Financial Services         189,110           6,389          141,423      336,922
Large Company Value         80,631          11,315           31,177      123,123
MagnaCap                   154,656           5,330           93,761      253,747
MidCap Value                30,872           3,087           21,861       55,820
SmallCap Value              25,523           2,552           17,953       46,028
Tax Efficient Equity        22,447           2,689           10,559       35,695
Convertible                145,204          16,044          130,648      291,896
Equity and Bond             45,292           6,039           41,924       93,255
Real Estate                 74,460          10,649              294       85,403

At May 31, 2003, State Street Bank and Trust Company and Norwest Bank owned 5.74% and 21.96% respectively, of the Growth Opportunities Fund. State Street Bank and Trust Company also owned 5.21% of the SmallCap Opportunities Fund. ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 12.13% and 4.09% of LargeCap Growth Fund and Large Company Value Fund, respectively. Realiastar owned 5.50% of the MidCap Opportunities Fund, and 23.76% of the Disciplined LargeCap Fund. At May 31,2003, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 20.56%, 6.42%, 5.40%, 5.27% and 5.13%. ING Life Insurance & Annuity Company, a wholly-owned indirect subsidiary of ING Groep N.V., held 60.01% of the Tax Efficient Equity Fund. Investment activities of these shareholders could have a material impact on the Funds.

Included in realized losses of the MagnaCap Fund is $289,895 in reimbursements for investment losses made by the Investment Adviser.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                           CLASS A    CLASS B    CLASS C    CLASS I    CLASS Q    CLASS T
                           -------    -------    -------    -------    -------    -------
LargeCap Growth(1)           1.60%      2.25%      2.25%       N/A       1.50%       N/A
MidCap Opportunities(2)      1.50       2.20       2.20       1.20%      1.35        N/A
Large Company Value          2.75       3.50       3.50        N/A       2.75        N/A
MidCap Value                 1.75       2.50       2.50       1.50       1.75        N/A
SmallCap Value               1.75       2.50       2.50       1.50       1.75        N/A
Tax Efficient Equity(3)      1.45       2.20       2.20        N/A        N/A        N/A
Convertible(1)               1.60       2.25       2.25        N/A       1.50        N/A
Equity and Bond(1)(4)        1.60       2.25       2.25        N/A       1.50       2.00%
Real Estate                  1.45       2.20       2.20       1.00       1.25        N/A

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.25%.
(2)  Prior to January 1, 2002, there was no expense limitation for the Fund.
(3) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.30%, 1.95% and 1.95%, respectively.
(4) Prior to November 1, 2001, the expense limitation rate for Class T was 1.75%.

--------------------------------------------------------------------------------

Each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

LargeCap Growth           $293,050
MidCap Opportunities       834,643
MidCap Value               248,002
SmallCap Value             227,214
Tax Efficient Equity       175,505
Equity and Bond            354,988
Real Estate                118,117

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At May 31, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                                         1,525,553        7,573,521          775,059        1,829,213
Shares redeemed                                    (4,091,241)     (10,051,567)      (6,243,894)      (6,707,089)
                                                -------------    -------------    -------------    -------------
Net decrease in shares outstanding                 (2,565,688)      (2,478,046)      (5,468,835)      (4,877,876)
                                                =============    =============    =============    =============
ING GROWTH + VALUE ($)
Shares sold                                     $  12,691,301    $  83,819,458    $   5,705,478    $  20,197,659
Shares redeemed                                   (32,447,566)    (111,034,969)     (47,161,811)     (71,726,807)
                                                -------------    -------------    -------------    -------------
Net decrease                                    $ (19,756,265)   $ (27,215,511)   $ (41,456,333)   $ (51,529,148)
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS Q SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                                           555,346        1,324,639            2,650           27,404
Shares redeemed                                    (4,193,623)      (4,731,745)         (15,845)         (19,970)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (3,638,277)      (3,407,106)         (13,195)           7,434
                                                =============    =============    =============    =============
ING GROWTH + VALUE ($)
Shares sold                                     $   4,087,044    $  14,652,114    $      21,001    $     312,909
Shares redeemed                                   (31,396,649)     (50,714,645)        (113,542)        (235,075)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $ (27,309,605)   $ (36,062,531)   $     (92,541)   $      77,834
                                                =============    =============    =============    =============

--------------------------------------------------------------------------------

                                       CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                               ------------------------------    ------------------------------    ------------------------------
                                   YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                   ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                  MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                   2003             2002             2003             2002             2003             2002
                               -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                          978,264        2,688,274          237,656          599,172          180,590          580,309
Shares redeemed                   (3,247,365)      (4,465,341)      (2,452,695)      (2,729,664)      (1,551,613)      (2,210,476)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                      (2,269,101)      (1,777,067)      (2,215,039)      (2,130,492)      (1,371,023)      (1,630,167)
                               =============    =============    =============    =============    =============    =============
ING GROWTH OPPORTUNITIES ($)
Shares sold                    $  10,243,050    $  40,004,026    $   2,305,753    $   8,476,731    $   1,773,541    $   8,201,102
Shares redeemed                  (34,151,206)     (64,658,384)     (24,220,971)     (37,036,999)     (15,424,361)     (29,810,181)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net decrease                   $ (23,908,156)   $ (24,654,358)   $ (21,915,218)   $ (28,560,268)   $ (13,650,820)   $ (21,609,079)
                               =============    =============    =============    =============    =============    =============

                                       CLASS T SHARES                    CLASS I SHARES                    CLASS Q SHARES
                               ------------------------------    ------------------------------    ------------------------------
                                   YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                  ENDED            ENDED            ENDED             ENDED           ENDED            ENDED
                                 MAY 31,          MAY 31,          MAY 31,           MAY 31,         MAY 31,          MAY 31,
                                   2003             2002             2003             2002             2003             2002
                               -------------    -------------    -------------    -------------    -------------    -------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                               --            1,728               53              792               --           55,711
Shares redeemed                     (327,604)        (627,535)        (271,522)          (1,013)            (517)        (479,835)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                        (327,604)        (625,807)        (271,469)            (221)            (517)        (424,124)
                               =============    =============    =============    =============    =============    =============
ING GROWTH OPPORTUNITIES ($)
Shares sold                    $          --    $      21,321    $         607    $      13,222    $          --    $     867,826
Shares redeemed                   (3,256,317)      (8,967,880)      (2,824,023)         (14,464)          (5,708)      (7,238,101)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net decrease                   $  (3,256,317)   $  (8,946,559)   $  (2,823,416)   $      (1,242)   $      (5,708)   $  (6,370,275)
                               =============    =============    =============    =============    =============    =============

                                       CLASS A SHARES                    CLASS B SHARES
                               ------------------------------    ------------------------------
                                   YEAR             YEAR             YEAR             YEAR
                                   ENDED            ENDED            ENDED            ENDED
                                  MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                   2003             2002             2003             2002
                               -------------    -------------    -------------    -------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                        1,731,633        2,658,138          408,627          855,661
Shares issued as
 reinvestment of dividends                --              939               --              124
Shares redeemed                   (2,830,849)      (5,335,128)      (2,383,990)      (2,997,437)
                               -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                      (1,099,216)      (2,676,051)      (1,975,363)      (2,141,652)
                               =============    =============    =============    =============
ING LARGECAP GROWTH ($)
Shares sold                    $  23,912,505    $  52,212,562    $   5,315,977    $  16,971,200
Shares issued as
 reinvestment of dividends                --           18,730               --            3,107
Shares redeemed                  (38,399,684)    (103,167,640)     (31,662,290)     (56,761,530)
                               -------------    -------------    -------------    -------------
Net decrease                   $ (14,487,179)   $ (50,936,348)   $ (26,346,313)   $ (39,787,223)
                               =============    =============    =============    =============

--------------------------------------------------------------------------------

                                           CLASS C SHARES                  CLASS I SHARES                  CLASS Q SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                        ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                       MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                        2003            2002            2003           2002(1)          2003            2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                              224,913         639,475         289,678       1,838,570         133,122       2,029,559
Shares issued as reinvestment of
 dividends                                    --              51              --              --              --             404
Shares redeemed                       (1,291,661)     (2,184,382)       (325,759)       (296,694)       (706,874)     (1,540,016)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,066,748)     (1,544,856)        (36,081)      1,541,876        (573,752)        489,947
                                    ============    ============    ============    ============    ============    ============
ING LARGECAP GROWTH ($)
Shares sold                         $  2,920,608    $ 12,898,628    $  3,894,597    $ 36,212,393    $  1,768,245    $ 44,230,203
Shares issued as reinvestment of
 dividends                                    --             901              --              --              --           8,201
Shares redeemed                      (17,091,851)    (41,155,563)     (4,467,218)     (5,342,391)     (9,611,239)    (30,239,081)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $(14,171,243)   $(28,256,034)   $   (572,621)   $ 30,870,002    $ (7,842,994)   $ 13,999,323
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on January 8, 2002.

                                           CLASS A SHARES                  CLASS B SHARES
                                    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR            YEAR
                                        ENDED           ENDED           ENDED          ENDED
                                       MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                        2003            2002            2003            2002
                                    ------------    ------------    ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                              992,635       1,348,381         266,036         360,114
Shares issued in merger                       --       5,001,056              --       4,822,131
Shares redeemed                       (2,775,471)     (1,883,562)     (2,287,890)       (741,630)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,782,836)      4,465,875      (2,021,854)      4,440,615
                                    ============    ============    ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                         $  9,131,612    $ 15,945,265    $  2,389,023    $  4,209,707
Shares issued in merger                       --      57,460,972              --      54,010,417
Shares redeemed                      (25,266,178)    (21,781,921)    (20,376,679)     (8,323,034)
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $(16,134,566)   $ 51,624,316    $(17,987,656)   $ 49,897,090
                                    ============    ============    ============    ============

                                           CLASS C SHARES                  CLASS I SHARES                 CLASS Q SHARES
                                    ----------------------------    ----------------------------   ----------------------------
                                        YEAR             YEAR           YEAR            YEAR           YEAR           YEAR
                                        ENDED           ENDED           ENDED           ENDED          ENDED          ENDED
                                       MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,        MAY 31,
                                        2003            2002            2003            2002           2003           2002
                                    ------------    ------------    ------------    ------------   ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                              186,646         171,335         204,879             431        441,646          91,512
Shares issued in merger                       --       8,539,378              --              --             --         981,467
Shares redeemed                       (2,602,475)       (673,551)     (2,687,084)             --       (550,075)       (694,816)
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease) in shares
 outstanding                          (2,415,829)      8,037,162      (2,482,205)            431       (108,429)        378,163
                                    ============    ============    ============    ============   ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                         $  1,634,606    $  1,957,505    $  1,868,172    $      5,008   $  4,051,242    $  1,112,443
Shares issued in merger                       --      95,170,477              --              --             --      11,326,837
Shares redeemed                      (23,006,547)     (7,569,185)    (24,766,277)             --     (5,011,695)     (8,237,829)
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease)             $(21,371,941)   $ 89,558,797    $(22,898,105)   $      5,008   $   (960,453)   $  4,201,451
                                    ============    ============    ============    ============   ============    ============

--------------------------------------------------------------------------------

                                            CLASS A SHARES                 CLASS B SHARES                  CLASS C SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED          ENDED            ENDED           ENDED           ENDED          ENDED
                                       MAY 31,        MAY 31,          MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2003            2002            2003            2002            2003           2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING SMALLCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                            2,959,197       4,108,446         297,293         636,080         182,010         508,063
Shares issued in merger                       --       2,414,351              --       1,849,518              --       3,423,776
Shares issued as reinvestment of
 dividends                                    --         125,361              --         137,050              --          46,233
Shares redeemed                       (4,076,167)     (3,119,480)     (2,120,010)     (1,386,958)     (1,741,349)       (805,214)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,116,970)      3,528,678      (1,822,717)      1,235,690      (1,559,339)      3,172,858
                                    ============    ============    ============    ============    ============    ============
ING SMALLCAP OPPORTUNITIES ($)
Shares sold                         $ 53,600,429    $120,715,302    $  4,862,420    $ 17,982,622    $  2,953,005    $ 14,450,521
Shares issued in merger                       --      61,806,247              --      44,285,046              --      81,805,796
Shares issued as reinvestment of
 dividends                                    --       3,576,353              --       3,669,830              --       1,235,346
Shares redeemed                      (73,261,386)    (90,422,365)    (35,339,503)    (37,810,172)    (29,151,596)    (21,787,806)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $(19,660,957)   $ 95,675,537    $(30,477,083)   $ 28,127,326    $(26,198,591)   $ 75,703,857
                                    ============    ============    ============    ============    ============    ============

                                           CLASS T SHARES                  CLASS I SHARES                  CLASS Q SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                        YEAR            YEAR             YEAR           YEAR            YEAR           YEAR
                                       ENDED           ENDED            ENDED           ENDED           ENDED          ENDED
                                      MAY 31,         MAY 31,          MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                       2003            2002             2003            2002            2003           2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING SMALLCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                   --             334         167,562         518,042          18,182          21,261
Shares issued in merger                       --              --              --              --              --         159,919
Shares issued as reinvestment of
 dividends                                    --          11,694              --              --              --           2,615
Shares redeemed                         (110,464)       (238,967)       (146,229)        (73,562)       (120,129)       (105,090)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (110,464)       (226,939)         21,333         444,480        (101,947)         78,705
                                    ============    ============    ============    ============    ============    ============
ING SMALLCAP OPPORTUNITIES ($)
Shares sold                         $         --    $      8,901    $  2,851,630    $ 15,648,216    $    346,249    $    708,356
Shares issued in merger                       --              --              --              --              --       4,098,445
Shares issued as reinvestment of
 dividends                                    --         316,205              --               5              --          74,783
Shares redeemed                       (1,899,687)     (6,826,551)     (2,570,785)     (1,925,564)     (2,150,100)     (3,230,766)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (1,899,687)   $ (6,501,445)   $    280,845    $ 13,722,657    $ (1,803,851)   $  1,650,818
                                    ============    ============    ============    ============    ============    ============

                                      CLASS A SHARES                  CLASS B SHARES
                               ----------------------------    ----------------------------
                                   YEAR            YEAR            YEAR            YEAR
                                  ENDED           ENDED            ENDED           ENDED
                                 MAY 31,         MAY 31,          MAY 31,         MAY 31,
                                   2003            2002            2003            2002
                               ------------    ------------    ------------    ------------
ING DISCIPLINED LARGECAP
 (NUMBER OF SHARES)
Shares sold                       1,293,110         332,209         179,270         653,975
Shares redeemed                  (1,518,287)       (451,951)     (1,981,016)     (2,101,755)
                               ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                       (225,177)       (119,742)     (1,801,746)     (1,447,780)
                               ============    ============    ============    ============
ING DISCIPLINED LARGECAP ($)
Shares sold                    $  8,987,874    $  2,956,464    $  1,245,114    $  5,692,149
Shares redeemed                 (10,542,573)     (4,015,022)    (13,755,648)    (18,419,336)
                               ------------    ------------    ------------    ------------
Net decrease                   $ (1,554,699)   $ (1,058,558)   $(12,510,534)   $(12,727,187)
                               ============    ============    ============    ============

--------------------------------------------------------------------------------

                                                       CLASS C SHARES                  CLASS I SHARES          CLASS Q SHARES
                                                ----------------------------    ----------------------------   --------------
                                                   YEAR             YEAR           YEAR             YEAR           YEAR
                                                   ENDED            ENDED          ENDED            ENDED          ENDED
                                                  MAY 31,          MAY 31,        MAY 31,          MAY 31,        MAY 31,
                                                   2003             2002           2003             2002           2002
                                                ------------    ------------    ------------    ------------    ------------
ING DISCIPLINED LARGECAP
 (NUMBER OF SHARES)
Shares sold                                           77,832         478,885             466               3          30,192
Shares redeemed                                   (1,596,429)     (2,874,370)            (10)             --         (76,493)
                                                ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding     (1,518,597)     (2,395,485)            456               3         (46,301)
                                                ============    ============    ============    ============    ============
ING DISCIPLINED LARGECAP ($)
Shares sold                                     $    548,074    $  4,203,945    $      3,306    $         25    $    274,465
Shares redeemed                                  (10,962,505)    (25,015,303)            (73)             --        (702,790)
                                                ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                         $(10,414,431)   $(20,811,358)   $      3,233    $         25    $   (428,325)
                                                ============    ============    ============    ============    ============

                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                   MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                    2003            2002            2003            2002
                                                ------------    ------------    ------------    ------------
ING FINANCIAL SERVICES
 (NUMBER OF SHARES)
Shares sold                                        1,082,704       1,099,754         347,119         983,303
Shares issued as reinvestment of dividends           432,021         833,422         326,747         654,507
Shares redeemed                                   (2,484,607)     (2,285,584)     (1,819,279)     (1,739,227)
                                                ------------    ------------    ------------    ------------
Net decrease in shares outstanding                  (969,882)       (352,408)     (1,145,413)       (101,417)
                                                ============    ============    ============    ============
ING FINANCIAL SERVICES ($)
Shares sold                                     $ 20,078,234    $ 24,798,434    $  6,388,714    $ 21,631,188
Shares issued as reinvestment of dividends         7,547,322      17,026,809       5,695,241      13,378,131
Shares redeemed                                  (45,376,537)    (51,066,969)    (33,034,524)    (38,607,809)
                                                ------------    ------------    ------------    ------------
Net decrease                                    $(17,750,981)   $ (9,241,726)   $(20,950,569)   $ (3,598,490)
                                                ============    ============    ============    ============

                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR           YEAR
                                                    ENDED           ENDED          ENDED           ENDED
                                                   MAY 31,         MAY 31,        MAY 31,         MAY 31,
                                                    2003            2002           2003            2002
                                                ------------    ------------    ------------    ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                                          869,928       1,373,253         126,112         121,663
Shares issued as reinvestment of dividends            27,501         233,778              --           5,594
Shares redeemed                                   (2,008,682)     (2,149,663)       (150,332)        (99,057)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding     (1,111,253)       (542,632)        (24,220)         28,200
                                                ============    ============    ============    ============
ING LARGE COMPANY VALUE ($)
Shares sold                                     $ 10,249,499    $ 20,940,770    $  1,444,075    $  1,825,895
Shares issued as reinvestment of dividends           316,244       3,503,302              --          83,179
Shares redeemed                                  (23,130,520)    (32,730,767)     (1,711,384)     (1,527,433)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $(12,564,777)   $ (8,286,695)   $   (267,309)   $    381,641
                                                ============    ============    ============    ============

--------------------------------------------------------------------------------

                                           CLASS C SHARES                  CLASS Q SHARES
                                    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR          PERIOD
                                        ENDED           ENDED           ENDED          ENDED
                                       MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2003            2002            2003          2002(1)
                                    ------------    ------------    ------------    ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                               32,926          64,684              --           1,337
Shares issued as reinvestment of
 dividends                                    --           2,645              --              --
Shares redeemed                          (70,915)       (139,077)           (183)             --
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (37,989)        (71,748)           (183)          1,337
                                    ============    ============    ============    ============
ING LARGE COMPANY VALUE ($)
Shares sold                         $    382,527    $    986,051    $         --    $     19,389
Shares issued as reinvesment of
 dividends                                    --          39,228              --              --
Shares redeemed                         (753,542)     (2,222,672)         (1,771)             --
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $   (371,015)   $ (1,197,393)   $     (1,771)   $     19,389
                                    ============    ============    ============    ============

                                           CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                        YEAR            YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED           ENDED           ENDED           ENDED          ENDED          ENDED
                                       MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2003            2002            2003            2002            2003           2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                            1,637,596       2,200,329         342,031       1,165,942         455,850         491,490
Shares issued as reinvestment of
 dividends                                58,790       3,100,059              52       1,123,166              20         119,279
Shares redeemed                       (4,837,146)     (4,883,156)     (2,535,432)     (2,663,961)       (471,682)       (446,035)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (3,140,760)        417,232      (2,193,349)       (374,853)        (15,812)        164,734
                                    ============    ============    ============    ============    ============    ============
ING MAGNACAP ($)
Shares sold                         $ 13,316,165    $ 24,358,517    $  2,679,550    $ 12,626,363    $  3,661,386    $  5,208,521
Shares issued as reinvestment of
 dividends                               471,273      31,776,032             407      11,153,042             174       1,185,640
Shares redeemed                      (39,584,790)    (54,127,863)    (20,001,817)    (28,380,740)     (3,860,761)     (4,684,503)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $(25,797,352)   $  2,006,686    $(17,321,860)   $ (4,601,335)   $   (199,201)   $  1,709,658
                                    ============    ============    ============    ============    ============    ============

                                           CLASS M SHARES                  CLASS Q SHARES           CLASS I SHARES
                                    ----------------------------    ----------------------------    --------------
                                        YEAR            YEAR            YEAR            YEAR             YEAR
                                       ENDED            ENDED           ENDED           ENDED            ENDED
                                      MAY 31,          MAY 31,         MAY 31,         MAY 31,          MAY 31,
                                       2003             2002            2003            2002             2003
                                    ------------    ------------    ------------    ------------     ------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                               19,464          38,778              --          25,363              777
Shares issued as reinvestment of
 dividends                                    --         207,863           4,708         161,336               --
Shares redeemed                         (374,176)       (339,171)         (2,564)       (172,009)              --
                                    ------------    ------------    ------------    ------------     ------------
Net increase (decrease) in shares
 outstanding                            (354,712)        (92,530)          2,144          14,690              777
                                    ============    ============    ============    ============     ============
ING MAGNACAP ($)
Shares sold                         $    155,322    $    418,837    $         --    $    293,569     $      6,557
Shares issued as reinvestment of
 dividends                                    --       2,103,577          37,713       1,652,078               --
Shares redeemed                       (3,054,885)     (3,695,461)        (38,330)     (1,844,440)              --
                                    ------------    ------------    ------------    ------------     ------------
Net increase (decrease)             $ (2,899,563)   $ (1,173,047)   $       (617)   $    101,207     $      6,557
                                    ============    ============    ============    ============     ============

--------------------------------------------------------------------------------

                                            CLASS A SHARES                  CLASS B SHARES
                                     ----------------------------    ----------------------------
                                         YEAR          PERIOD           YEAR           PERIOD
                                        ENDED           ENDED           ENDED           ENDED
                                       MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                        2003           2002(1)          2003           2002(2)
                                     ------------    ------------    ------------    ------------
ING MIDCAP VALUE
 (NUMBER OF SHARES)
Shares sold                             1,049,073       2,605,647         818,080       1,153,304
Shares issued as reinvestment of
 dividends                                 34,385              --          18,033              --
Shares redeemed                        (1,749,286)       (142,673)       (507,980)        (17,955)
                                     ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (665,828)      2,462,974         328,133       1,135,349
                                     ============    ============    ============    ============
ING MIDCAP VALUE ($)
Shares sold                          $  7,733,617    $ 26,775,675    $  6,257,727    $ 11,840,128
Shares issued as reinvestment of
 dividends                                232,444              --         121,903              --
Shares redeemed                       (11,804,691)     (1,470,743)     (3,593,419)       (184,720)
                                     ------------    ------------    ------------    ------------
Net increase (decrease)              $ (3,838,630)   $ 25,304,932    $  2,786,211    $ 11,655,408
                                     ============    ============    ============    ============

                                            CLASS C SHARES                  CLASS I SHARES                  CLASS Q SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                          YEAR          PERIOD           YEAR          PERIOD           YEAR           PERIOD
                                         ENDED           ENDED           ENDED          ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,         MAY 31,        MAY 31,         MAY 31,         MAY 31,
                                         2003           2002(2)          2003          2002(3)          2003           2002(4)
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING MIDCAP VALUE
Shares sold                               822,471         965,747          21,374           6,888             550           1,115
Shares issued as reinvestment of
 dividends                                 13,972              --             562              --              42              --
Shares redeemed                          (341,110)        (17,708)         (5,297)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding        495,333         948,039          16,639           6,888             592           1,115
                                     ============    ============    ============    ============    ============    ============
ING MIDCAP VALUE ($)
Shares sold                          $  6,239,930    $  9,937,739    $    154,508    $     70,941    $      4,534    $     11,595
Shares issued as reinvestment of
 dividends                                 94,463              --           3,799              --             285              --
Shares redeemed                        (2,367,968)       (184,006)        (36,094)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase                         $  3,966,425    $  9,753,733    $    122,213    $     70,941    $      4,819    $     11,595
                                     ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on March 4, 2002.
(4)  Commenced offering of shares on April 17, 2002.

--------------------------------------------------------------------------------

                                           CLASS A SHARES                  CLASS B SHARES
                                    ----------------------------    ----------------------------
                                         YEAR          PERIOD           YEAR          PERIOD
                                        ENDED           ENDED           ENDED          ENDED
                                       MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2003           2002(1)          2003          2002(2)
                                    ------------    ------------    ------------    ------------
ING SMALL CAP VALUE
 (NUMBER OF SHARES)
Shares sold                              746,668       1,818,913         490,662         783,600
Shares issued as reinvestment of
 dividends                                16,962              --           6,823              --
Shares redeemed                       (1,197,761)        (83,387)       (364,790)        (39,620)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (434,131)      1,735,526         132,695         743,980
                                    ============    ============    ============    ============
ING SMALL CAP VALUE ($)
Shares sold                         $  6,815,426    $ 19,106,892    $  4,485,147    $  8,286,464
Shares issued as reinvestment of
 dividends                               145,698              --          58,605              --
Shares redeemed                      (10,467,147)       (875,665)     (3,120,196)       (426,160)
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (3,506,023)   $ 18,231,227    $  1,423,556    $  7,860,304
                                    ============    ============    ============    ============

                                           CLASS C SHARES                  CLASS I SHARES                 CLASS Q SHARES
                                    ----------------------------    ----------------------------   ----------------------------
                                        YEAR           PERIOD          YEAR           PERIOD           YEAR          PERIOD
                                        ENDED           ENDED          ENDED           ENDED           ENDED          ENDED
                                       MAY 31,         MAY 31,        MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2003           2002(3)          2003          2002(4)          2003          2002(5)
                                    ------------    ------------    ------------    ------------   ------------    ------------
ING SMALL CAP VALUE
 (NUMBER OF SHARES)
Shares sold                              566,589         812,089          30,646           2,469             --             760
Shares issued as reinvestment of
 dividends                                 6,643              --             564              --             --              --
Shares redeemed                         (174,091)        (13,303)        (10,123)             --           (695)             --
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease) in shares
 outstanding                             399,141         798,786          21,087           2,469           (695)            760
                                    ============    ============    ============    ============   ============    ============
ING SMALL CAP VALUE ($)
Shares sold                         $  5,189,793    $  8,706,900    $    286,003    $     26,848   $         --    $      8,230
Shares issued as reinvestment of
 dividends                                57,003              --           4,835              --             --              --
Shares redeemed                       (1,484,104)       (141,971)        (78,363)             --         (7,606)             --
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease)             $  3,762,692    $  8,564,929    $    212,475    $     26,848   $     (7,606)   $      8,230
                                    ============    ============    ============    ============   ============    ============

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on February 7, 2002.
(4)  Commenced offering of shares on March 7, 2002.
(5)  Commenced offering of shares on April 30, 2002.

                                            CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                         YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                         2003            2002            2003            2002            2003            2002
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING TAX EFFICIENT EQUITY
 (NUMBER OF SHARES)
Shares sold                                52,162         116,135          16,842         101,337           4,153          21,565
Shares redeemed                          (525,395)       (289,152)       (242,184)       (127,655)        (39,527)        (72,785)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net decrease in shares outstanding       (473,233)       (173,017)       (225,342)        (26,318)        (35,374)        (51,220)
                                     ============    ============    ============    ============    ============    ============
ING TAX EFFICIENT EQUITY ($)
Shares sold                          $    426,204    $  1,204,789    $    132,368    $  1,057,889    $     32,652    $    222,673
Shares redeemed                        (4,130,250)     (3,055,624)     (1,924,280)     (1,336,968)       (317,342)       (739,675)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net decrease                         $ (3,704,046)   $ (1,850,835)   $ (1,791,912)   $   (279,079)   $   (284,690)   $   (517,002)
                                     ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------


                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                   MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                    2003            2002            2003            2002
                                                ------------    ------------    ------------    ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                                          538,399       1,958,879         421,161         614,464
Shares issued as reinvestment of dividends            51,808         110,965          41,633          88,673
Shares redeemed                                   (1,397,320)     (3,641,803)     (1,662,300)     (1,844,627)
                                                ------------    ------------    ------------    ------------
Net decrease in shares outstanding                  (807,113)     (1,571,959)     (1,199,506)     (1,141,490)
                                                ============    ============    ============    ============
ING CONVERTIBLE ($)
Shares sold                                     $  8,104,116    $ 30,523,457    $  6,866,145    $ 10,852,858
Shares issued as reinvestment of dividends           762,272       1,758,845         674,288       1,536,619
Shares redeemed                                  (20,483,502)    (57,093,216)    (26,789,834)    (31,743,142)
                                                ------------    ------------    ------------    ------------
Net decrease                                    $(11,617,114)   $(24,810,914)   $(19,249,401)   $(19,353,665)
                                                ============    ============    ============    ============

                                                       CLASS C SHARES                  CLASS Q SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                   MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                    2003            2002            2003            2002
                                                ------------    ------------    ------------    ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                                          283,725         450,714          17,167          30,682
Shares issued as reinvestment of dividends            32,094          64,090           8,275          32,307
Shares redeemed                                   (1,478,629)     (1,812,332)       (347,993)     (1,190,010)
                                                ------------    ------------    ------------    ------------
Net decrease in shares outstanding                (1,162,810)     (1,297,528)       (322,551)     (1,127,021)
                                                ============    ============    ============    ============
ING CONVERTIBLE ($)
Shares sold                                     $  4,341,342    $  7,434,361    $    251,286    $    482,846
Shares issued as reinvestment of dividends           485,833       1,039,698         117,940         502,113
Shares redeemed                                  (22,218,447)    (29,432,206)     (4,929,175)    (18,495,520)
                                                ------------    ------------    ------------    ------------
Net decrease                                    $(17,391,272)   $(20,958,147)   $ (4,559,949)   $(17,510,561)
                                                ============    ============    ============    ============

                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                   MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                    2003            2002            2003            2002
                                                ------------    ------------    ------------    ------------
ING EQUITY AND BOND
 (NUMBER OF SHARES)
Shares sold                                          804,559       2,044,167         235,194         568,337
Shares issued as reinvestment of dividends            87,922         169,074          20,392          53,496
Shares redeemed                                   (2,874,377)     (2,107,628)       (926,352)       (688,620)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding     (1,981,896)        105,613        (670,766)        (66,787)
                                                ============    ============    ============    ============
ING EQUITY AND BOND ($)
Shares sold                                     $  8,696,083    $ 25,609,560    $  2,763,564    $  7,552,484
Shares issued as reinvestment of dividends           945,153       2,077,020         237,706         706,119
Shares redeemed                                  (31,480,050)    (26,287,880)    (10,795,160)     (9,177,528)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $(21,838,814)   $  1,398,700    $ (7,793,890)   $   (918,925)
                                                ============    ============    ============    ============

--------------------------------------------------------------------------------

                                           CLASS C SHARES                  CLASS Q SHARES                  CLASS T SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                       YEAR            YEAR            YEAR            YEAR             YEAR           YEAR
                                       ENDED           ENDED           ENDED           ENDED            ENDED          ENDED
                                      MAY 31,         MAY 31,         MAY 31,         MAY 31,          MAY 31,        MAY 31,
                                       2003            2002            2003            2002             2003           2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING EQUITY AND BOND
 (NUMBER OF SHARES)
Shares sold                              151,062         262,677           5,355           9,956             666             325
Shares issued as reinvestment of
 dividends                                16,285          38,349             404           1,271           5,021          14,320
Shares redeemed                         (453,636)       (518,494)         (2,579)        (23,460)        (96,290)       (204,914)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (286,289)       (217,468)          3,180         (12,233)        (90,603)       (190,269)
                                    ============    ============    ============    ============    ============    ============
ING EQUITY AND BOND ($)
Shares sold                         $  1,566,442    $  3,148,057    $     56,544    $    123,222    $      7,881    $      4,282
Shares issued as reinvestment of
 dividends                               168,388         452,175           4,292          15,488          58,222         189,047
Shares redeemed                       (4,682,884)     (6,149,939)        (27,501)       (288,266)     (1,124,406)     (2,740,344)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (2,948,054)   $ (2,549,707)   $     33,335    $   (149,556)   $ (1,058,303)   $ (2,547,015)
                                    ============    ============    ============    ============    ============    ============

                                      CLASS A         CLASS B         CLASS C                         CLASS I
                                    ------------    ------------    ------------    --------------------------------------------
                                      PERIOD           PERIOD          PERIOD          PERIOD           YEAR            YEAR
                                       ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                      MAY 31,          MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
                                      2003(1)          2003(3)         2003(4)         2003(2)       2002(5)(6)      2001(5)(6)
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING REAL ESTATE
 (NUMBER OF SHARES)
Shares sold                               94,587          16,002          13,845       2,062,228           2,943           1,355
Shares issued as reinvestment of
 dividends                                   341              28               7         115,070             343             303
Shares redeemed                           (6,170)         (2,596)             --        (962,686)         (1,331)           (589)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares
 outstanding                              88,758          13,434          13,852       1,214,612           1,955           1,069
                                    ============    ============    ============    ============    ============    ============
ING REAL ESTATE ($)
Shares sold                         $  1,008,855    $    165,222    $    156,401    $ 21,890,930    $     31,057    $     13,726
Shares issued as reinvestment of
 dividends                                 3,536             294              74       1,216,742           3,751           3,110
Shares redeemed                          (64,742)        (26,513)             --     (10,000,608)        (14,352)         (5,896)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase                        $    947,649    $    139,003    $    156,475    $ 13,107,064    $     20,456    $     10,940
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on December 20, 2002.
(2)  Changed its fiscal year to May 31.
(3)  Commenced offering of shares on November 20, 2002.
(4)  Commenced offering of shares on January 17, 2003.
(5)  Reflects history of a predecessor mutual fund (see Note 1)
(6)  Dollar amounts in thousands.

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES

The Equity and Income Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- REORGANIZATIONS

On May 17, 2002 certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization dates were as follows:

                                                                                                       ACQUIRED FUND
         ACQUIRING                     ACQUIRED             TOTAL NET ASSETS OF  TOTAL NET ASSETS OF    UNREALIZED
           FUND                          FUND                  ACQUIRED FUND        ACQUIRING FUND     APPRECIATION
           ----                          ----                  -------------        --------------     ------------
MidCap Opportunities Fund     Pilgrim MidCap Growth Fund        $217,968,703         $ 84,663,797       $20,262,576
SmallCap Opportunities Fund   Pilgrim SmallCap Growth Fund       191,995,534          319,795,499        16,636,048

The net assets of MidCap Opportunities Fund and SmallCap Opportunities after the acquisition were approximately $302,632,500 and $511,791,033 respectively.

NOTE 12 - FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year or period ended May 31, 2003 were as follows:

                          ORDINARY      TAX-EXEMPT     LONG-TERM       RETURN
                           INCOME         INCOME     CAPITAL GAINS   OF CAPITAL
                         -----------   -----------   -------------   -----------
Growth + Value           $        --   $        --    $        --    $        --
Growth Opportunities              --            --             --             --
LargeCap Growth                   --            --             --             --
MidCap Opportunities              --            --             --             --
SmallCap Opportunities            --            --             --             --
Disciplined LargeCap              --            --             --             --
Financial Services         1,544,833            --     18,358,790             --
Large Company Value          383,636            --             --             --
MagnaCap                     579,257            --             --             --
MidCap Value                 567,240            --             --             --
SmallCap Value               354,275            --             --             --
Tax Efficient Equity              --            --             --             --
Convertible                3,214,824            --             --             --
Equity and Bond            1,786,851            --             --             --
Real Estate                2,058,713            --             --             --

--------------------------------------------------------------------------------

The tax composition of dividends and distributions to shareholders for year ended May 31, 2002 were as follows:

                          ORDINARY     TAX-EXEMPT      LONG-TERM        RETURN
                           INCOME        INCOME      CAPITAL GAINS    OF CAPITAL
                         -----------   -----------   -------------   -----------
Growth + Value           $        --   $        --    $        --    $        --
Growth Opportunities              --            --             --             --
LargeCap Growth               39,544            --             --             --
MidCap Opportunities              --            --             --             --
SmallCap Opportunities            --            --     12,207,533             --
Disciplined LargeCap              --            --             --             --
Financial Services         9,145,857            --     36,691,181             --
Large Company Value          667,555            --      2,912,638        561,447
MagnaCap                   1,362,303            --     57,821,108             --
MidCap Value                      --            --             --             --
SmallCap Value                    --            --             --             --
Tax Efficient Equity              --            --             --             --
Convertible                5,995,821            --      1,501,596             --
Equity and Bond            4,225,295            --        143,651             --
Real Estate(1)(2)          4,948,496            --             --        282,791

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of May 31, 2003:

                                                             ACCUMULATED NET
                           PAID-IN    UNDISTRIBUTED NET  REALIZED GAINS (LOSSES)
                           CAPITAL    INVESTMENT INCOME      ON INVESTMENTS
                        ------------  -----------------       -------------
Growth + Value          $ (4,743,710)   $  4,743,710          $         --
Growth Opportunities      (3,315,110)      3,315,002                   108
LargeCap Growth           (2,412,261)      2,412,261                    --
MidCap Opportunities      (2,858,218)      2,858,315                   (97)
SmallCap Opportunities    (6,705,515)      6,705,515                    --
Disciplined LargeCap        (116,588)        113,825                 2,763
Financial Services             2,994         (14,767)               11,773
Large Company Value           (5,497)          5,497                    --
MagnaCap                     (13,552)         13,552                    --
MidCap Value                (182,749)        180,371                 2,378
SmallCap Value              (306,186)        303,592                 2,594
Tax Efficient Equity         (51,846)         51,846                    --
Convertible                       --          42,333               (42,333)
Equity and Bond                   --           1,427                (1,427)
Real Estate(3)            (1,663,184)      1,006,010               657,174

----------
(1)  For the year ended October 31, 2002.
(2) Composition of dividends and distributions presented herein and within the financial statements may differ from final amounts reported based on the Fund's tax year end of December 31, 2002.
(3)  For the tax year ended December 31, 2002.

--------------------------------------------------------------------------------

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                               AMOUNT         EXPIRATION DATES
                            ------------      ----------------
Growth + Value              $521,848,512         2009-2011
Growth Opportunities         463,537,631         2009-2011
LargeCap Growth              418,624,352         2008-2011
MidCap Opportunities         183,253,255         2007-2011
SmallCap Opportunities       372,918,566         2008-2011
Disciplined LargeCap          43,471,296         2008-2011
Financial Services               561,113              2011
Large Company Value           13,580,973              2011
MagnaCap                      10,576,002              2011
MidCap Value                   2,489,425              2011
SmallCap Value                   370,613              2011
Tax Efficient Equity           7,756,432         2007-2011
Convertible                   99,314,637         2010-2011
Equity and Bond                6,627,917         2010-2011
Real Estate(4)                 4,405,808         2007-2008

A portion of the amount of these losses may be limited in the future for MidCap Opportunities and SmallCap Opportunities due to previous fund mergers.

The following represents the tax basis components of distributable earnings as of May 31, 2003:

                                                                                                POST
                                          UNDISTRIBUTED                       CAPITAL         OCTOBER
                         UNDISTRIBUTED      LONG-TERM      UNREALIZED          LOSS            LOSSES
                        ORDINARY INCOME   CAPITAL GAINS   APPRECIATION     CARRYFORWARDS      DEFERRED
                        ---------------   -------------   -------------    -------------    -------------
Growth + Value           $          --    $          --   $  26,132,944    $(521,848,512)     (18,689,669)
Growth Opportunities                --               --      23,075,483     (463,537,631)      (5,657,465)
LargeCap Growth                     --               --      29,896,904     (418,624,352)      (5,502,273)
MidCap Opportunities                --               --      17,883,544     (183,253,255)        (361,941)
SmallCap Opportunities              --               --      38,796,880     (372,918,566)     (17,805,896)
Disciplined LargeCap                --               --      (3,543,180)     (43,471,296)     (10,950,458)
Financial Services             693,010               --      18,578,922         (561,113)              --
Large Company Value            772,491               --      (2,293,193)     (13,580,973)     (28,411,521)
MagnaCap                       695,252               --        (316,103)     (10,576,002)     (64,859,805)
MidCap Value                        --               --      (7,499,111)      (2,489,425)         (95,617)
SmallCap Value                      --               --      (3,759,526)        (370,613)         (77,331)
Tax Efficient Equity                --               --      (1,177,626)      (7,756,432)        (720,616)
Convertible                  1,975,440               --       9,540,102      (99,314,637)              --
Equity and Bond                490,450               --      (3,433,610)      (6,627,917)      (7,821,774)
Real Estate(4)                      --               --      18,414,124       (4,405,808)              --

----------
(4)  As of the tax year ended December 31, 2002.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                            INITIAL                          PERCENT
                                                          ACQUISITION                         OF NET
      FUND                 SECURITY              SHARES      DATE         COST       VALUE    ASSETS
      ----                 --------              ------      ----       ----------   -----    ------
Convertible       Winstar Communications         51,932     11/06/98    $2,364,096    $ 0      0.00%

Equity and Bond   Dayton Superior                   400     08/31/01         7,446      4      0.00%
                  Iridium World Comm                500     08/31/01        50,507      5      0.00%
                  North Atlantic Trading, Inc.      370     08/31/01             0      0      0.00%
                  SA Telecommunications              --     08/06/96     2,000,000      0      0.00%
                                                                        ----------    ---      ----
                                                                         4,422,049      9      0.00%
                                                                        ==========    ===      ====

--------------------------------------------------------------------------------

NOTE 14 -- SUBSEQUENT EVENTS

On December 10, 2002, ING Biotechnology Fund was liquidated pursuant to a Plan of Liquidation and Dissolution of Series adopted by the Board of Trustees of ING Equity Trust on November 6, 2002.

On January 7, 2003, the Board of Trustees of ING Funds approved a proposal to reorganize the ING Large Company Value Fund, "Disappearing Fund" into the ING MagnaCap Fund, "Surviving Fund" (the "2003 Reorganization"). The proposed reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the 2003 Reorganization would take place late in 2003.

Effective June 2, 2003, Wellington Management Company, LLC became the Sub-Advisor for the LargeCap Growth Fund. Andrew J. Shilling, Vice President and Partner is the portfolio manager.

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Growth +
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.8%
                     AGRICULTURE: 2.1%
    188,600          Delta & Pine Land Co.                         $  4,422,670
                                                                   ------------
                                                                      4,422,670
                                                                   ------------
                     AIRLINES: 1.2%
    337,500    @     Airtran Holdings, Inc.                           2,504,250
                                                                   ------------
                                                                      2,504,250
                                                                   ------------
                     APPAREL: 6.6%
    100,500    @     Coach, Inc.                                      4,937,565
    244,200    @     Quiksilver, Inc.                                 4,134,306
     89,700    @     Timberland Co.                                   4,448,223
                                                                   ------------
                                                                     13,520,094
                                                                   ------------
                     BANKS: 3.5%
    281,200          UCBH Holdings, Inc.                              7,297,140
                                                                   ------------
                                                                      7,297,140
                                                                   ------------
                     BIOTECHNOLOGY: 3.6%
     85,800    @     Genzyme Corp.                                    4,074,642
    116,300    @     Integra LifeSciences Holdings Corp.              3,281,986
                                                                   ------------
                                                                      7,356,628
                                                                   ------------
                     COMMERCIAL SERVICES: 4.7%
     62,600    @     Apollo Group, Inc.                               3,657,092
    109,400    @     Iron Mountain, Inc.                              4,321,300
     86,100          Rollins, Inc.                                    1,774,521
                                                                   ------------
                                                                      9,752,913
                                                                   ------------
                     COMPUTERS: 5.9%
    123,600    @     NetScreen Technologies, Inc.                     2,767,404
    198,200    @     Storage Technology Corp.                         5,351,400
    323,600    @     Western Digital Corp.                            4,051,472
                                                                   ------------
                                                                     12,170,276
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.0%
     55,300          Countrywide Financial Corp.                      4,072,845
                                                                   ------------
                                                                      4,072,845
                                                                   ------------
                     ELECTRONICS: 4.2%
    141,800    @     Dionex Corp.                                     5,296,230
    127,600    @     Trimble Navigation Ltd.                          3,436,268
                                                                   ------------
                                                                      8,732,498
                                                                   ------------
                     ENTERTAINMENT: 3.3%
     76,400    @     International Game Technology                    6,726,256
                                                                   ------------
                                                                      6,726,256
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 2.0%
    247,600    @     Tetra Tech, Inc.                                 4,196,820
                                                                   ------------
                                                                      4,196,820
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.0%
    243,100    @     Visx, Inc.                                       4,217,785
                                                                   ------------
                                                                      4,217,785
                                                                   ------------
                     INSURANCE: 4.1%
    166,300          First American Corp.                             4,503,404
     80,200          WR Berkley Corp.                                 3,949,850
                                                                   ------------
                                                                      8,453,254
                                                                   ------------
                     INTERNET: 8.1%
    117,700    @     Amazon.Com, Inc.                                 4,230,138
    170,300    @     United Online, Inc.                              3,668,262
    222,400    @     Verity, Inc.                                     4,625,920
    419,000    @     WebMD Corp.                                      4,164,860
                                                                   ------------
                                                                     16,689,180
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 2.1%
    398,200    @     Xerox Corp.                                      4,352,326
                                                                   ------------
                                                                      4,352,326
                                                                   ------------
                     OIL & GAS: 3.7%
     45,600    @     Evergreen Resources, Inc.                        2,428,656
     69,600          Patina Oil & Gas Corp.                           2,755,464
     59,700          Pogo Producing Co.                               2,555,160
                                                                   ------------
                                                                      7,739,280
                                                                   ------------
                     OIL & GAS SERVICES: 2.5%
    214,500          Halliburton Co.                                  5,120,115
                                                                   ------------
                                                                      5,120,115
                                                                   ------------
                     PHARMACEUTICALS: 13.0%
    204,200    @     BioMarin Pharmaceuticals, Inc.                   2,334,006
     94,500    @     Hi-Tech Pharmacal Co., Inc.                      3,196,084
    186,400    @     Medicines Co.                                    4,361,760
    117,200    @     Pharmaceutical Resources, Inc.                   4,809,888
    213,600    @     Sepracor, Inc.                                   4,859,400
    144,300   @@     Teva Pharmaceutical Industries ADR               7,314,423
                                                                   ------------
                                                                     26,875,561
                                                                   ------------
                     PIPELINES: 1.5%
     92,800          Questar Corp.                                    2,995,584
                                                                   ------------
                                                                      2,995,584
                                                                   ------------
                     RETAIL: 4.5%
    201,700    @     Tractor Supply Co.                               9,137,010
                                                                   ------------
                                                                      9,137,010
                                                                   ------------
                     SEMICONDUCTORS: 1.5%
    135,000    @     DSP Group, Inc.                                  3,141,450
                                                                   ------------
                                                                      3,141,450
                                                                   ------------
                     SOFTWARE: 7.1%
    146,700    @     Avid Technology, Inc.                            4,949,658
    190,100    @     Citrix Systems, Inc.                             4,149,883
    269,800    @     Progress Software Corp.                          5,512,014
                                                                   ------------
                                                                     14,611,555
                                                                   ------------
                     TELECOMMUNICATIONS: 5.4%
    301,100    @     Interdigital Communications Corp.                7,738,270
     64,300   @@     Mobile Telesystems ADR                           3,459,340
                                                                   ------------
                                                                     11,197,610
                                                                   ------------
                     TRANSPORTATION: 2.2%
    141,500   @@     UTI Worldwide, Inc.                              4,533,660
                                                                   ------------
                                                                      4,533,660
                                                                   ------------
                     Total Common Stock
                       (Cost $173,683,816)                          199,816,760
                                                                   ------------

                 See Accompanying Notes to Financial Statements

                                       102
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Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%
               REPURCHASE AGREEMENT: 2.3%
$ 4,794,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,794,451 to be received
                 upon repurchase (Collateralized by $4,015,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $4,893,534, due 02/15/26)                         $  4,794,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,794,000)                                    4,794,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $178,477,816)*                     99.1%    $204,610,760
               OTHER ASSETS AND LIABILITIES-NET            0.9        1,773,833
                                                         -----     ------------
               NET ASSETS                                100.0%    $206,384,593
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 27,002,307
               Gross Unrealized Depreciation                           (869,363)
                                                                   ------------
               Net Unrealized Appreciation                         $ 26,132,944
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     APPAREL: 1.5%
     53,400    @     Coach, Inc.                                   $  2,623,542
                                                                   ------------
                                                                      2,623,542
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.0%
     21,900          Johnson Controls, Inc.                           1,823,175
                                                                   ------------
                                                                      1,823,175
                                                                   ------------
                     BANKS: 4.0%
     47,200          Bank of America Corp.                            3,502,240
     72,800          Wells Fargo & Co.                                3,516,240
                                                                   ------------
                                                                      7,018,480
                                                                   ------------
                     BIOTECHNOLOGY: 2.2%
     28,600    @     Amgen, Inc.                                      1,850,706
     78,100    @     Digene Corp.                                     2,022,790
                                                                   ------------
                                                                      3,873,496
                                                                   ------------
                     COMMERCIAL SERVICES: 2.9%
     43,700    @     FTI Consulting, Inc.                             1,604,227
     35,300    @     Kroll, Inc.                                        819,313
     97,700    @     Pharmaceutical Product Development, Inc.         2,740,485
                                                                   ------------
                                                                      5,164,025
                                                                   ------------
                     COMPUTERS: 11.1%
     62,300    @     CACI Intl., Inc.                                 2,059,015
     58,100    @     Dell Computer Corp.                              1,817,949
    345,400    @     EMC Corp.                                        3,737,228
    110,300          Hewlett-Packard Co.                              2,150,850
     33,300          International Business Machines Corp.            2,931,732
    215,700    @     Network Appliance, Inc.                          3,673,371
    131,014    @     Veritas Software Corp.                           3,635,639
                                                                   ------------
                                                                     20,005,784
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.8%
     88,900          Citigroup, Inc.                                  3,646,678
     62,100          JP Morgan Chase & Co.                            2,040,606
     23,800          SLM Corp.                                        2,856,000
                                                                   ------------
                                                                      8,543,284
                                                                   ------------
                     ELECTRONICS: 1.6%
     60,400    @     Gentex Corp.                                     1,880,856
     46,400    @     Jabil Circuit, Inc.                                973,936
                                                                   ------------
                                                                      2,854,792
                                                                   ------------
                     ENERGY-ALTERNATE SOURCES: 0.4%
     33,600    @     Headwaters, Inc.                                   638,064
                                                                   ------------
                                                                        638,064
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 2.1%
     50,000          Fluor Corp.                                      1,774,500
     47,500    @     Jacobs Engineering Group, Inc.                   1,854,400
                                                                   ------------
                                                                      3,628,900
                                                                   ------------
                     FOOD: 2.6%
     39,600    @     Dean Foods Co.                                   1,811,700
     25,800    @     Performance Food Group Co.                         933,960
     62,400          Sysco Corp.                                      1,930,656
                                                                   ------------
                                                                      4,676,316
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.2%
     18,800   @@     Alcon, Inc.                                        799,000
     20,600    @     Boston Scientific Corp.                          1,073,260
     31,100          Johnson & Johnson                                1,690,285
     36,600          Medtronic, Inc.                                  1,783,518
     51,515    @     St. Jude Medical, Inc.                           2,889,992
     16,400    @     Varian Medical Systems, Inc.                       914,300
     38,600    @     Zimmer Holdings, Inc.                            1,731,596
                                                                   ------------
                                                                     10,881,951
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.9%
     25,500    A     Aetna, Inc.                                      1,464,210
     19,000          UnitedHealth Group, Inc.                         1,822,860
                                                                   ------------
                                                                      3,287,070
                                                                   ------------
                     INSURANCE: 3.2%
     99,700          Aflac, Inc.                                      3,281,127
     18,200          American Intl. Group                             1,053,416
     27,000          WR Berkley Corp.                                 1,329,750
                                                                   ------------
                                                                      5,664,293
                                                                   ------------
                     INTERNET: 6.5%
     61,900    @     Amazon.Com, Inc.                                 2,224,686
     19,037    @     eBay, Inc.                                       1,936,253
     89,000    @     USA Interactive                                  3,422,050
    188,900    @     WebMD Corp.                                      1,877,666
     68,440    @     Yahoo!, Inc.                                     2,042,934
                                                                   ------------
                                                                     11,503,589
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.5%
     37,800    @     Cognex Corp.                                       864,108
                                                                   ------------
                                                                        864,108
                                                                   ------------
                     MEDIA: 3.7%
     98,400    @     Cablevision Systems Corp.                        1,905,024
     61,800    @     Comcast Corp.                                    1,781,076
     33,500    @     EchoStar Communications Corp.                    1,124,930
     37,800          New York Times Co.                               1,810,620
                                                                   ------------
                                                                      6,621,650
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.9%
     13,200          3M Co.                                           1,669,404
     24,900          Danaher Corp.                                    1,666,308
                                                                   ------------
                                                                      3,335,712
                                                                   ------------
                     OIL & GAS: 8.7%
     44,915          Apache Corp.                                     2,960,797
     98,600          Exxon Mobil Corp.                                3,589,040
     82,655  @,@@    Nabors Industries Ltd.                           3,726,087
     87,200    @     Patterson-UTI Energy, Inc.                       3,190,648
     85,400          XTO Energy, Inc.                                 1,832,684
                                                                   ------------
                                                                     15,299,256
                                                                   ------------
                     PHARMACEUTICALS: 7.4%
     54,600    @     AdvancePCS                                       1,813,266
     64,900  @,@@    Biovail Corp.                                    3,026,936
     30,700    @     Express Scripts, Inc.                            2,009,008
     49,500    @     Medimmune, Inc.                                  1,754,775
    101,088          Omnicare, Inc.                                   2,744,539
     55,300          Pfizer, Inc.                                     1,715,406
                                                                   ------------
                                                                     13,063,930
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     RETAIL: 10.2%
     28,600    @     99 Cents Only Stores                          $    908,908
    106,700    @     Abercrombie & Fitch Co.                          3,046,285
     56,200          CBRL Group, Inc.                                 2,027,696
     78,400    @     Chico's FAS, Inc.                                1,677,760
    101,800          Gap, Inc.                                        1,730,600
     23,300    @     HOT Topic, Inc.                                    621,411
     39,250    @     Pacific Sunwear of California                      881,555
    118,500    @     Staples, Inc.                                    2,297,715
     94,900          Tiffany & Co.                                    3,108,924
     32,300          Wal-Mart Stores, Inc.                            1,699,303
                                                                   ------------
                                                                     18,000,157
                                                                   ------------
                     SEMICONDUCTORS: 5.5%
    203,900    @     Altera Corp.                                     3,931,192
     50,600          Linear Technology Corp.                          1,839,816
    130,000    @     Xilinx, Inc.                                     3,883,100
                                                                   ------------
                                                                      9,654,108
                                                                   ------------
                     SOFTWARE: 2.6%
     45,700          First Data Corp.                                 1,892,894
    106,600          Microsoft Corp.                                  2,623,426
                                                                   ------------
                                                                      4,516,320
                                                                   ------------
                     TELECOMMUNICATIONS: 4.5%
    123,300    @     Cisco Systems, Inc.                              2,007,324
    330,100    @     Corning, Inc.                                    2,413,031
     66,800    @     Nextel Communications, Inc.                      1,001,332
     86,400    @     Utstarcom, Inc.                                  2,561,760
                                                                   ------------
                                                                      7,983,447
                                                                   ------------
                     Total Common Stock
                       (Cost $148,823,817)                          171,525,449
                                                                   ------------
MUTUAL FUNDS: 3.1%
                     EQUITY FUND: 3.1%
    128,100    @     Nasdaq-100 Index Tracking Stock                  3,816,099
     18,300          SPDR Trust Series 1                              1,774,185
                                                                   ------------
                                                                      5,590,284
                                                                   ------------
                     Total Mutual Funds
                       (Cost $5,082,678)                              5,590,284
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $153,906,495)                          177,115,733
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.5%
               REPURCHASE AGREEMENT: 1.5%
$ 2,618,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $2,618,247 to be received
                 upon repurchase (Collateralized by $2,195,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $2,675,295, due 02/15/26)                         $  2,618,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $2,618,000)                                    2,618,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $156,524,495)*                    101.6%    $179,733,733
               OTHER ASSETS AND LIABILITIES-NET           (1.6)      (2,904,590)
                                                         -----     ------------
               NET ASSETS                                100.0%    $176,829,143
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is $156,658,250. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 24,150,195
               Gross Unrealized Depreciation                         (1,074,712)
                                                                   ------------
               Net Unrealized Appreciation                         $ 23,075,483
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.5%
                     APPAREL: 1.0%
     31,400          Nike, Inc.                                    $  1,758,086
                                                                   ------------
                                                                      1,758,086
                                                                   ------------
                     BIOTECHNOLOGY: 3.3%
     88,300    @     Amgen, Inc.                                      5,713,893
                                                                   ------------
                                                                      5,713,893
                                                                   ------------
                     COMPUTERS: 11.9%
    447,300    @     EMC Corp.                                        4,839,786
    255,500          Hewlett-Packard Co.                              4,982,250
     93,300          International Business Machines Corp.            8,214,132
     93,600    @     Veritas Software Corp.                           2,597,400
                                                                   ------------
                                                                     20,633,568
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 1.9%
     54,500          Avon Products, Inc.                              3,321,230
                                                                   ------------
                                                                      3,321,230
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 6.8%
     43,100          Goldman Sachs Group, Inc.                        3,512,650
    116,100          JP Morgan Chase & Co.                            3,815,046
     37,300          SLM Corp.                                        4,476,000
                                                                   ------------
                                                                     11,803,696
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 7.1%
     17,600   @@     Alcon, Inc.                                        748,000
     50,000    @     Boston Scientific Corp.                          2,605,000
     90,400    @     Guidant Corp.                                    3,822,112
     65,500    @     St. Jude Medical, Inc.                           3,674,550
     33,300    @     Zimmer Holdings, Inc.                            1,493,838
                                                                   ------------
                                                                     12,343,500
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.9%
     34,000          UnitedHealth Group, Inc.                         3,261,960
                                                                   ------------
                                                                      3,261,960
                                                                   ------------
                     INSURANCE: 2.2%
     64,500          American Intl. Group                             3,733,260
                                                                   ------------
                                                                      3,733,260
                                                                   ------------
                     INTERNET: 10.8%
    161,000    @     Amazon.Com, Inc.                                 5,786,340
     61,300    @     eBay, Inc.                                       6,234,823
    222,700    @     Yahoo!, Inc.                                     6,647,595
                                                                   ------------
                                                                     18,668,758
                                                                   ------------
                     LEISURE TIME: 0.4%
     18,000          Harley-Davidson, Inc.                              758,880
                                                                   ------------
                                                                        758,880
                                                                   ------------
                     MEDIA: 5.2%
    210,270    @     Comcast Corp.                                    6,144,567
     91,500    @     COX Communications, Inc.                         2,834,670
                                                                   ------------
                                                                      8,979,237
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 4.2%
     70,100          General Electric Co.                             2,011,870
    302,300   @@     Tyco Intl. Ltd.                                  5,350,710
                                                                   ------------
                                                                      7,362,580
                                                                   ------------
                     OIL & GAS: 2.5%
     65,030          Apache Corp.                                     4,286,777
                                                                   ------------
                                                                      4,286,777
                                                                   ------------
                     OIL & GAS SERVICES: 2.6%
    190,800          Halliburton Co.                                  4,554,396
                                                                   ------------
                                                                      4,554,396
                                                                   ------------
                     PHARMACEUTICALS: 7.7%
     34,700          Allergan, Inc.                                   2,502,217
     18,800    @     Gilead Sciences, Inc.                              991,888
     93,800    @     Medimmune, Inc.                                  3,325,210
     59,800          Merck & Co., Inc.                                3,323,684
    104,700          Pfizer, Inc.                                     3,247,794
                                                                   ------------
                                                                     13,390,793
                                                                   ------------
                     RETAIL: 6.7%
    294,500          Gap, Inc.                                        5,006,500
     34,300    @     Kohl's Corp.                                     1,795,605
    115,900    @     Staples, Inc.                                    2,247,301
     48,100          Wal-Mart Stores, Inc.                            2,530,541
                                                                   ------------
                                                                     11,579,947
                                                                   ------------
                     SEMICONDUCTORS: 11.8%
     81,100    @     Analog Devices, Inc.                             3,126,405
     94,600          Linear Technology Corp.                          3,439,656
     84,100          Maxim Integrated Products                        3,297,561
    133,000    @     Novellus Systems, Inc.                           4,608,450
     84,700          Texas Instruments, Inc.                          1,736,350
    139,700    @     Xilinx, Inc.                                     4,172,839
                                                                   ------------
                                                                     20,381,261
                                                                   ------------
                     SOFTWARE: 4.9%
    165,200    @     Microsoft Corp.                                  4,065,572
    337,000    @     Oracle Corp.                                     4,384,370
                                                                   ------------
                                                                      8,449,942
                                                                   ------------
                     TELECOMMUNICATIONS: 3.6%
    267,800    @     Cisco Systems, Inc.                              4,359,784
    120,800    @     Nextel Communications, Inc.                      1,810,792
                                                                   ------------
                                                                      6,170,576
                                                                   ------------
                     Total Common Stock
                       (Cost $135,576,856)                          167,152,340
                                                                   ------------
MUTUAL FUNDS: 3.3%
                     EQUITY FUND: 3.3%
     42,400    @     Internet HOLDRs Trust                            1,582,368
     87,400    @     Nasdaq-100 Index Tracking Stock                  2,603,646
     52,000          Semiconductor HOLDRs Trust                       1,557,400
                                                                   ------------
                                                                      5,743,414
                                                                   ------------
                     Total Mutual Funds
                       (Cost $4,655,687)                              5,743,414
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $140,232,543)                          172,895,754
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.7%
               REPURCHASE AGREEMENT: 0.7%
$ 1,282,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,282,121 to be received
                 upon repurchase (Collateralized by $1,075,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $1,310,224, due 02/15/26)                         $  1,282,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,282,000)                                    1,282,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $141,514,543)*                    100.5%    $174,177,754
               OTHER ASSETS AND LIABILITIES-NET           (0.5)        (813,224)
                                                         -----     ------------
               NET ASSETS                                100.0%    $173,364,530
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $144,280,850. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 32,871,935
               Gross Unrealized Depreciation                         (2,975,031)
                                                                   ------------
               Net Unrealized Appreciation                         $ 29,896,904
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     APPAREL: 1.2%
     41,800    @     Coach, Inc.                                   $  2,053,634
                                                                   ------------
                                                                      2,053,634
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.0%
     20,300          Johnson Controls, Inc.                           1,689,975
                                                                   ------------
                                                                      1,689,975
                                                                   ------------
                     BANKS: 0.5%
     24,700          Bank of Hawaii Corp.                               862,524
                                                                   ------------
                                                                        862,524
                                                                   ------------
                     BUILDING MATERIALS: 1.0%
     22,700    @     American Standard Cos., Inc.                     1,679,573
                                                                   ------------
                                                                      1,679,573
                                                                   ------------
                     COMMERCIAL SERVICES: 8.4%
     70,900    @     Aramark Corp.                                    1,488,191
     30,500    @     Career Education Corp.                           1,873,005
     21,800    @     Corporate Executive Board Co.                      919,960
     36,500    @     Education Management Corp.                       1,735,210
     46,400    @     FTI Consulting, Inc.                             1,703,344
     33,900    @     Kroll, Inc.                                        786,819
     25,800          Paychex, Inc.                                      787,416
    129,300    @     Pharmaceutical Product Development, Inc.         3,626,865
     33,800    @     Weight Watchers Intl., Inc.                      1,439,204
                                                                   ------------
                                                                     14,360,014
                                                                   ------------
                     COMPUTERS: 7.8%
     34,700    @     Affiliated Computer
                     Services, Inc.                                   1,607,998
     59,800    @     CACI Intl., Inc.                                 1,976,390
     23,100    @     Lexmark Intl., Inc.                              1,718,640
    225,800    @     Network Appliance, Inc.                          3,845,374
     28,900          Reynolds & Reynolds Co.                            855,440
    121,500    @     Veritas Software Corp.                           3,371,625
                                                                   ------------
                                                                     13,375,467
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.1%
     24,300          Bear Stearns Cos., Inc.                          1,877,661
                                                                   ------------
                                                                      1,877,661
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 1.0%
    104,900    @     American Power Conversion                        1,626,999
                                                                   ------------
                                                                      1,626,999
                                                                   ------------
                     ELECTRONICS: 2.9%
    112,700    @     Gentex Corp.                                     3,509,478
     66,700    @     Jabil Circuit, Inc.                              1,400,033
                                                                   ------------
                                                                      4,909,511
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 2.0%
     44,700          Fluor Corp.                                      1,586,403
     45,700    @     Jacobs Engineering Group, Inc.                   1,784,128
                                                                   ------------
                                                                      3,370,531
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 0.5%
     37,000    @     Republic Services, Inc.                            884,670
                                                                   ------------
                                                                        884,670
                                                                   ------------
                     FOOD: 2.6%
     58,000    @     Dean Foods Co.                                   2,653,500
     48,700    @     Performance Food Group Co.                       1,762,940
                                                                   ------------
                                                                      4,416,440
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.0%
     13,300          CR Bard, Inc.                                      932,995
     47,800    @     St. Jude Medical, Inc.                           2,681,580
     73,900    @     Steris Corp.                                     1,666,445
     60,200    @     Varian Medical Systems, Inc.                     3,356,150
     37,100    @     Zimmer Holdings, Inc.                            1,664,306
                                                                   ------------
                                                                     10,301,476
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.9%
     23,300    A     Aetna, Inc.                                      1,337,886
     91,700          Health Management Associates, Inc.               1,710,205
     21,600    @     WellPoint Health Networks                        1,843,344
                                                                   ------------
                                                                      4,891,435
                                                                   ------------
                     HOME FURNISHINGS: 0.5%
     12,100          Harman Intl. Industries, Inc.                      897,820
                                                                   ------------
                                                                        897,820
                                                                   ------------
                     INSURANCE: 1.0%
     35,900          WR Berkley Corp.                                 1,768,075
                                                                   ------------
                                                                      1,768,075
                                                                   ------------
                     INTERNET: 4.9%
    110,000    @     USA Interactive                                  4,229,500
    172,500    @     WebMD Corp.                                      1,714,650
     80,200    @     Yahoo!, Inc.                                     2,393,970
                                                                   ------------
                                                                      8,338,120
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 2.1%
     36,700    @     Cognex Corp.                                       838,962
     73,300          Rockwell Automation, Inc.                        1,733,545
     14,600    @     Zebra Technologies Corp.                         1,065,639
                                                                   ------------
                                                                      3,638,146
                                                                   ------------
                     MEDIA: 4.6%
     79,000    @     Cablevision Systems Corp.                        1,529,440
     83,200    @     EchoStar Communications Corp.                    2,793,856
     34,900          New York Times Co.                               1,671,710
     59,300    @     Univision Communications, Inc.                   1,770,105
                                                                   ------------
                                                                      7,765,111
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 0.9%
     23,000          Danaher Corp.                                    1,539,160
                                                                   ------------
                                                                      1,539,160
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     OIL & GAS: 7.1%
     26,100          Apache Corp.                                  $  1,720,512
     33,900          Devon Energy Corp.                               1,762,800
     76,700  @,@@    Nabors Industries Ltd.                           3,457,635
     94,100    @     Patterson-UTI Energy, Inc.                       3,443,119
     79,300          XTO Energy, Inc.                                 1,701,778
                                                                   ------------
                                                                     12,085,844
                                                                   ------------
                     OIL & GAS SERVICES: 1.3%
     52,400    @     BJ Services Co.                                  2,133,204
                                                                   ------------
                                                                      2,133,204
                                                                   ------------
                     PACKAGING & CONTAINERS: 0.9%
     81,100    @     Pactiv Corp.                                     1,585,505
                                                                   ------------
                                                                      1,585,505
                                                                   ------------
                     PHARMACEUTICALS: 9.7%
     49,900    @     Advance PCS                                      1,657,179
     23,500          Allergan, Inc.                                   1,694,585
     62,500  @,@@    Biovail Corp.                                    2,915,000
     62,610    @     Celgene Corp.                                    1,970,963
     28,800    @     Express Scripts, Inc.                            1,884,672
     86,500    @     Medimmune, Inc.                                  3,066,425
     29,700          Mylan Laboratories                                 857,736
     93,800          Omnicare, Inc.                                   2,546,670
                                                                   ------------
                                                                     16,593,230
                                                                   ------------
                     RETAIL: 10.4%
     53,200    @     99 Cents Only Stores                             1,690,696
     96,700    @     Abercrombie & Fitch Co.                          2,760,785
     10,100    @     Autozone, Inc.                                     845,168
     40,900    @     Bed Bath & Beyond, Inc.                          1,711,256
     51,000          CBRL Group, Inc.                                 1,840,080
     69,600    @     Chico's FAS, Inc.                                1,489,440
     22,500    @     HOT Topic, Inc.                                    600,075
     62,100    @     Sonic Corp.                                      1,607,769
    123,400    @     Staples, Inc.                                    2,392,726
     86,700          Tiffany & Co.                                    2,840,292
                                                                   ------------
                                                                     17,778,287
                                                                   ------------
                     SAVINGS & LOANS: 1.0%
     63,867          New York Community
                     Bancorp, Inc.                                    1,769,107
                                                                   ------------
                                                                      1,769,107
                                                                   ------------
                     SEMICONDUCTORS: 3.2%
    196,500    @     Altera Corp.                                     3,788,520
     47,800          Linear Technology Corp.                          1,738,008
                                                                   ------------
                                                                      5,526,528
                                                                   ------------
                     SOFTWARE: 2.9%
     43,300    @     D&B Corp.                                        1,682,205
     59,500          Fair Isaac Corp.                                 3,317,125
                                                                   ------------
                                                                      4,999,330
                                                                   ------------
                     TELECOMMUNICATIONS: 3.7%
    265,500    @     Corning, Inc.                                    1,940,805
     92,900    @     Juniper Networks, Inc.                           1,289,452
     61,000    @     Nextel Communications, Inc.                        914,390
     72,600    @     Utstarcom, Inc.                                  2,152,590
                                                                   ------------
                                                                      6,297,237
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.0%
     74,800          Mattel, Inc.                                     1,608,948
                                                                   ------------
                                                                      1,608,948
                                                                   ------------
                     TRANSPORTATION: 2.9%
     68,900          CH Robinson Worldwide, Inc.                      2,561,013
     67,200          Expeditors Intl. Washington, Inc.                2,347,968
                                                                   ------------
                                                                      4,908,981
                                                                   ------------
                     Total Common Stock
                       (Cost $147,626,148)                          165,532,543
                                                                   ------------
MUTUAL FUND: 1.0%
                     EQUITY FUND: 1.0%
     20,250          MidCap SPDR Trust Series 1                       1,764,383
                                                                   ------------
                     Total Mutual Fund
                       (Cost $1,618,959)                              1,764,383
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $149,245,107)                          167,296,926
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.5%
               REPURCHASE AGREEMENT: 3.5%
$ 5,959,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $5,959,561 to be received
                 upon repurchase (Collateralized by $4,990,000
                 U.S. Treasury Bond, 6.000%, Market Value
                 $6,081,877, due 02/15/26)                         $  5,959,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $5,959,000)                                    5,959,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $155,204,107)*                    101.5%    $173,255,926
               OTHER ASSETS AND LIABILITIES-NET           (1.5)      (2,603,483)
                                                         -----     ------------
               NET ASSETS                                100.0%    $170,652,443
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is $155,372,382. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 19,142,908
               Gross Unrealized Depreciation                         (1,259,364)
                                                                   ------------
               Net Unrealized Appreciation                         $ 17,883,544
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.8%
                     ADVERTISING: 0.6%
     42,600    @     Getty Images, Inc.                            $  1,721,040
                                                                   ------------
                                                                      1,721,040
                                                                   ------------
                     AEROSPACE/DEFENSE: 1.0%
     34,300          Engineered Support Systems, Inc.                 1,351,763
     57,000    @     Veridian Corp.                                   1,479,150
                                                                   ------------
                                                                      2,830,913
                                                                   ------------
                     APPAREL: 0.5%
     83,400    @     Quiksilver, Inc.                                 1,411,962
                                                                   ------------
                                                                      1,411,962
                                                                   ------------
                     BANKS: 4.5%
    160,200    @     Southwest Bancorp of Texas, Inc.                 5,276,988
     72,500          UCBH Holdings, Inc.                              1,881,375
    122,500          Westamerica Bancorporation                       5,442,675
                                                                   ------------
                                                                     12,601,038
                                                                   ------------
                     BIOTECHNOLOGY: 2.9%
    133,600    @     Digene Corp.                                     3,460,240
     56,300    @     Integra LifeSciences Holdings Corp.              1,588,786
     79,000    @     Martek Biosciences Corp.                         2,973,560
                                                                   ------------
                                                                      8,022,586
                                                                   ------------
                     COMMERCIAL SERVICES: 7.5%
     28,100    @     Corinthian Colleges, Inc.                        1,321,824
     72,000    @     Corporate Executive Board Co.                    3,038,400
     57,700    @     Education Management Corp.                       2,743,058
     65,700    @     FTI Consulting, Inc.                             2,411,847
    125,800    @     Kroll, Inc.                                      2,919,818
    205,000    @     Pharmaceutical Product Development, Inc.         5,750,250
     41,500          Strayer Education, Inc.                          2,769,295
                                                                   ------------
                                                                     20,954,492
                                                                   ------------
                     COMPUTERS: 7.7%
     95,800    @     CACI Intl., Inc.                                 3,166,190
    247,700    @     Cognizant Technology Solutions Corp.             5,139,775
    122,700    @     Hutchinson Technology, Inc.                      3,704,313
     88,600    @     Micros Systems, Inc.                             2,628,762
     47,700    @     NetScreen Technologies, Inc.                     1,068,003
     47,600          Reynolds & Reynolds Co.                          1,408,960
     71,800    @     Sandisk Corp.                                    2,608,494
    135,300    @     Western Digital Corp.                            1,693,956
                                                                   ------------
                                                                     21,418,453
                                                                   ------------
                     DISTRIBUTION/WHOLESALE; 1.0%
     82,200    @     SCP Pool Corp.                                   2,647,662
                                                                   ------------
                                                                      2,647,662
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.8%
     68,900   @@     Doral Financial Corp.                            2,913,092
     72,826    @     Portfolio Recovery Associates, Inc.              2,181,867
                                                                   ------------
                                                                      5,094,959
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.9%
     65,600    @     Wilson Greatbatch Technologies, Inc.             2,414,080
                                                                   ------------
                                                                      2,414,080
                                                                   ------------
                     ELECTRONICS: 1.7%
     57,300    @     Benchmark Electronics, Inc.                      1,629,612
    104,200    @     Flir Systems, Inc.                               2,971,784
                                                                   ------------
                                                                      4,601,396
                                                                   ------------
                     ENERGY-ALTERNATE SOURCES: 1.3%
    184,700    @     Headwaters, Inc.                                 3,507,453
                                                                   ------------
                                                                      3,507,453
                                                                   ------------
                     ENTERTAINMENT: 1.7%
    105,900    @     GTECH Holdings Corp.                             3,721,326
     66,200    @     Penn National Gaming, Inc.                       1,108,188
                                                                   ------------
                                                                      4,829,514
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 1.0%
     32,700    @     Stericycle, Inc.                                 1,293,612
     81,200    @     Tetra Tech, Inc.                                 1,376,340
                                                                   ------------
                                                                      2,669,952
                                                                   ------------
                     FOOD: 4.5%
     77,200    @     American Italian Pasta Co.                       3,382,904
     39,900          Flowers Foods, Inc.                              1,197,000
    158,600    @     Performance Food Group Co.                       5,741,320
     77,300    @     United Natural Foods, Inc.                       2,141,210
                                                                   ------------
                                                                     12,462,434
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.4%
     63,800    @     Advanced Neuromodulation Systems, Inc.           3,060,486
     56,200    @     Inamed Corp.                                     2,896,548
      5,800    @     Kensey Nash Corp.                                  123,830
    168,901    @     Kyphon, Inc.                                     2,170,378
    143,700    @     Steris Corp.                                     3,240,435
    211,200    @     Thoratec Corp.                                   2,899,776
     99,900    @     Zoll Medical Corp.                               3,312,684
                                                                   ------------
                                                                     17,704,137
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.4%
    150,400    @     Amsurg Corp.                                     4,236,768
     93,800    @     Coventry Health Care, Inc.                       4,095,308
     84,600    @     Curative Health Services, Inc.                   1,203,858
     65,400    @     Mid Atlantic Medical Services                    3,132,660
                                                                   ------------
                                                                     12,668,594
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.5%
     62,600    @     Yankee Candle Co., Inc.                          1,336,510
                                                                   ------------
                                                                      1,336,510
                                                                   ------------
                     INSURANCE: 2.8%
     95,245          HCC Insurance Holdings, Inc.                     2,728,769
     67,700    @     Philadelphia Consolidated Holding Co.            2,769,607
     81,400    @     ProAssurance Corp.                               2,279,200
                                                                   ------------
                                                                      7,777,576
                                                                   ------------
                     INTERNET: 2.9%
     86,900    @     Avocent Corp.                                    2,568,764
    130,343    @     Digital Insight Corp.                            2,215,831
    181,100    @     Digital River, Inc.                              3,560,426
                                                                   ------------
                                                                      8,345,021
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     LODGING: 1.0%
    117,900    @     Station Casinos, Inc.                         $  2,652,750
                                                                   ------------
                                                                      2,652,750
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 1.9%
    113,800    @     Cognex Corp.                                     2,601,468
     35,900    @     Zebra Technologies Corp.                         2,620,305
                                                                   ------------
                                                                      5,221,773
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.5%
     32,100          Donaldson Co., Inc.                              1,346,595
     68,400    @     ESCO Technologies, Inc.                          2,865,960
                                                                   ------------
                                                                      4,212,555
                                                                   ------------
                     OIL & GAS: 3.5%
     44,100    @     Evergreen Resources, Inc.                        2,348,766
     38,200          Patina Oil & Gas Corp.                           1,512,338
    195,400    @     Southwestern Energy Co.                          2,934,908
    128,800    @     Unit Corp.                                       2,833,600
                                                                   ------------
                                                                      9,629,612
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
    244,700    @     Key Energy Services, Inc.                        2,907,036
                                                                   ------------
                                                                      2,907,036
                                                                   ------------
                     PHARMACEUTICALS: 3.7%
    101,300          Alpharma, Inc.                                   2,129,326
     48,600    @     Celgene Corp.                                    1,529,928
    101,500    @     Endo Pharmaceuticals Holdings, Inc.              1,600,654
    141,100    @     Medicines Co.                                    3,301,740
     39,800    @     Pharmaceutical Resources, Inc.                   1,633,392
                                                                   ------------
                                                                     10,195,040
                                                                   ------------
                     RETAIL: 9.3%
     62,600          Applebees Intl., Inc.                            1,921,194
    162,000          CBRL Group, Inc.                                 5,844,960
     51,000    @     Cheesecake Factory                               1,730,430
    153,400    @     Chico's FAS, Inc.                                3,282,760
     59,900    @     Dick's Sporting Goods, Inc.                      1,736,501
     87,600    @     HOT Topic, Inc.                                  2,336,292
    115,700    @     MSC Industrial Direct Co.                        2,197,143
    112,675    @     Pacific Sunwear of California                    2,530,681
     36,200    @     PF Chang's China Bistro, Inc.                    1,593,524
    110,300    @     Sonic Corp.                                      2,855,667
                                                                   ------------
                                                                     26,029,152
                                                                   ------------
                     SAVINGS & LOANS: 0.5%
     54,100          Dime Community Bancshares                        1,373,599
                                                                   ------------
                                                                      1,373,599
                                                                   ------------
                     SEMICONDUCTORS: 5.1%
    168,400    @     Artisan Components, Inc.                         3,709,852
    148,100    @     Integrated Circuit Systems, Inc.                 3,863,929
    102,300    @     Omnivision Technologies, Inc.                    3,671,547
    106,500    @     Power Integrations, Inc.                         2,839,184
                                                                   ------------
                                                                     14,084,512
                                                                   ------------
                     SOFTWARE: 6.6%
    145,400    @     Avid Technology, Inc.                            4,905,796
    184,000    @     EPIQ Systems, Inc.                               3,245,760
     74,800          Global Payments, Inc.                            2,543,200
     34,900    @     IMPAC Medical Systems, Inc.                        812,821
     39,000    @     National Instruments Corp.                       1,417,650
    349,400    @     Packeteer, Inc.                                  5,408,712
                                                                   ------------
                                                                     18,333,939
                                                                   ------------
                     TELECOMMUNICATIONS: 4.1%
     67,400    @     Adtran, Inc.                                     3,256,094
    132,350    @     Boston Communications Group                      2,153,335
    384,500    @     Foundry Networks, Inc.                           5,917,455
                                                                   ------------
                                                                     11,326,884
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.2%
    117,100    @     Leapfrog Enterprises, Inc.                       3,387,703
                                                                   ------------
                                                                      3,387,703
                                                                   ------------
                     TRANSPORTATION: 1.9%
    111,500    @     Knight Transportation, Inc.                      2,827,640
     16,000          Roadway Corp.                                      592,000
     71,400    @     Yellow Corp.                                     1,876,392
                                                                   ------------
                                                                      5,296,032
                                                                   ------------
                     Total Common Stock
                       (Cost $229,293,463)                          269,670,359
                                                                   ------------
MUTUAL FUNDS: 2.8%
                     EQUITY FUND: 2.8%
     62,600          iShares Russell 2000 Growth Index Fund           2,954,094
     56,300          iShares Russell 2000 Index Fund                  4,956,089
                                                                   ------------
                                                                      7,910,183
                                                                   ------------
                     Total Mutual Funds
                       (Cost $7,129,273)                              7,910,183
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $236,422,736)                          277,580,542
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.0%
               REPURCHASE AGREEMENT: 1.0%
$ 2,911,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $2,911,274 to be received
                 upon repurchase (Collateralized by $2,380,000
                 U.S. Treasury Bonds, 6.125%, Market Value
                 $2,972,908, due 08/15/29)                         $  2,911,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $2,911,000)                                    2,911,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $239,333,736)*                    100.7%    $280,491,542
               OTHER ASSETS AND LIABILITIES-NET           (0.7)      (1,857,045)
                                                         -----     ------------
               NET ASSETS                                100.0%    $278,634,497
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $241,694,662. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 42,292,130
               Gross Unrealized Depreciation                         (3,495,250)
                                                                   ------------
               Net Unrealized Appreciation                         $ 38,796,880
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.6%
                     ADVERTISING: 0.2%
      3,400          Interpublic Group of Cos., Inc.               $     46,750
      1,600          Omnicom Group                                      111,696
                                                                   ------------
                                                                        158,446
                                                                   ------------
                     AEROSPACE/DEFENSE: 1.6%
      7,500          Boeing Co.                                         230,025
      1,700          General Dynamics Corp.                             113,594
        500          Goodrich Corp.                                       9,135
      9,550          Lockheed Martin Corp.                              443,311
      1,546          Northrop Grumman Corp.                             135,970
      3,450          Raytheon Co.                                       110,538
      1,650          Rockwell Collins, Inc.                              37,917
      3,950          United Technologies Corp.                          269,588
                                                                   ------------
                                                                      1,350,078
                                                                   ------------
                     AGRICULTURE: 1.0%
     17,700          Altria Group, Inc.                                 731,010
      2,350          Monsanto Co.                                        47,118
      1,500          UST, Inc.                                           52,965
                                                                   ------------
                                                                        831,093
                                                                   ------------
                     AIRLINES: 0.1%
      6,600          Southwest Airlines Co.                             106,062
                                                                   ------------
                                                                        106,062
                                                                   ------------
                     APPAREL: 0.4%
      1,800    @     Jones Apparel Group, Inc.                           52,848
      1,600          Liz Claiborne, Inc.                                 54,224
      2,250          Nike, Inc.                                         125,978
      1,200    @     Reebok Intl. Ltd.                                   38,040
        950          VF Corp.                                            36,167
                                                                   ------------
                                                                        307,257
                                                                   ------------
                     AUTO MANUFACTURERS: 0.6%
     38,000          Ford Motor Co.                                     399,000
      1,600          Paccar, Inc.                                       106,032
                                                                   ------------
                                                                        505,032
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 0.2%
      1,000          Cooper Tire & Rubber Co.                            15,890
      1,850          Dana Corp.                                          16,483
      4,500          Delphi Corp.                                        39,690
        700          Johnson Controls, Inc.                              58,275
                                                                   ------------
                                                                        130,338
                                                                   ------------
                     BANKS: 6.9%
      3,100          AmSouth Bancorp                                     69,192
     16,300          Bank of America Corp.                            1,209,460
      2,700          Bank of New York Co., Inc.                          78,165
     10,050          Bank One Corp.                                     375,468
      4,100          BB&T Corp.                                         140,179
      1,977          Charter One Financial, Inc.                         60,219
      1,500          Comerica, Inc.                                      69,405
      1,000          First Tennessee National Corp.                      46,760
      8,850          FleetBoston Financial Corp.                        261,694
      1,900          Huntington Bancshares, Inc.                         38,969
      3,650          Keycorp                                             96,360
      2,150          Marshall & Ilsley Corp.                             64,500
      3,700          Mellon Financial Corp.                             100,529
     13,100          National City Corp.                                443,042
        500          North Fork Bancorporation, Inc.                     16,535
      2,500          PNC Financial Services Group, Inc.                 123,125
      1,950          Regions Financial Corp.                             68,328
      3,000          SouthTrust Corp.                                    86,190
      2,750          State Street Corp.                                 105,353
      2,400          SunTrust Banks, Inc.                               142,320
      1,675          Union Planters Corp.                                53,901
     24,700          US Bancorp                                         585,390
     17,100          Wachovia Corp.                                     687,078
     14,450          Wells Fargo & Co.                                  697,935
        750          Zions Bancorporation                                38,265
                                                                   ------------
                                                                      5,658,362
                                                                   ------------
                     BEVERAGES: 2.7%
      7,600          Anheuser-Busch Cos., Inc.                          399,988
        650          Brown-Forman Corp.                                  51,259
     21,000          Coca-Cola Co.                                      956,970
      6,300          Coca-Cola Enterprises, Inc.                        118,125
        100          Coors (Adolph)                                       5,508
      3,400          Pepsi Bottling Group, Inc.                          69,326
     14,850          PepsiCo, Inc.                                      656,370
                                                                   ------------
                                                                      2,257,546
                                                                   ------------
                     BIOTECHNOLOGY: 1.0%
     10,764    @     Amgen, Inc.                                        696,538
        600    @     Biogen, Inc.                                        25,464
      1,650    @     Chiron Corp.                                        72,748
      1,100    @     Genzyme Corp.                                       52,239
                                                                   ------------
                                                                        846,989
                                                                   ------------
                     BUILDING MATERIALS: 0.2%
        750    @     American Standard Cos., Inc.                        55,492
      1,700          Masco Corp.                                         41,820
        900          Vulcan Materials Co.                                32,976
                                                                   ------------
                                                                        130,288
                                                                   ------------
                     CHEMICALS: 1.5%
      1,900          Air Products & Chemicals, Inc.                      82,821
      8,000          Dow Chemical Co.                                   254,400
      8,750          Du Pont EI de Nemours & Co.                        368,725
        900          Eastman Chemical Co.                                29,421
      1,450          Ecolab, Inc.                                        77,938
        600          Engelhard Corp.                                     15,090
        350          Great Lakes Chemical Corp.                           8,061
      1,100          International Flavors & Fragrances, Inc.            34,529
      1,500          PPG Industries, Inc.                                72,945
      1,500          Praxair, Inc.                                       89,985
      3,500          Rohm & Haas Co.                                    113,505
      1,700          Sherwin-Williams Co.                                46,546
        900          Sigma-Aldrich Corp.                                 47,079
                                                                   ------------
                                                                      1,241,045
                                                                   ------------
                     COMMERCIAL SERVICES: 0.6%
      1,600    @     Apollo Group, Inc.                                  93,472
      4,400    @     Concord EFS, Inc.                                   66,528
      2,100    @     Convergys Corp.                                     37,548
        250          Deluxe Corp.                                        11,743
      1,700          Equifax, Inc.                                       43,044
      1,450          H&R Block, Inc.                                     59,363
      2,500          McKesson Corp.                                      75,800

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     COMMERCIAL SERVICES (CONTINUED):
      3,200          Paychex, Inc.                                 $     97,664
      1,450    @     Quintiles Transnational Corp.                       20,518
        500    @     Robert Half Intl., Inc.                              8,475
        400          RR Donnelley & Sons Co.                              9,980
                                                                   ------------
                                                                        524,135
                                                                   ------------
                     COMPUTERS: 5.1%
      3,750    @     Apple Computer, Inc.                                67,387
      1,550    @     Computer Sciences Corp.                             61,535
     38,250    @     Dell Computer Corp.                              1,196,842
     18,650    @     EMC Corp.                                          201,793
     25,637          Hewlett-Packard Co.                                499,921
     17,900          International Business Machines Corp.            1,575,916
      2,800    @     Lexmark Intl., Inc.                                208,320
     18,700          Seagate Technology, Inc.                             1,496
     38,800    @     Sun Microsystems, Inc.                             168,004
      2,700    @     Sungard Data Systems, Inc.                          62,100
      3,800    @     Unisys Corp.                                        42,902
      5,900    @     Veritas Software Corp.                             163,725
                                                                   ------------
                                                                      4,249,941
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 3.2%
        400          Alberto-Culver Co.                                  20,440
        800          Avon Products, Inc.                                 48,752
      4,700          Colgate-Palmolive Co.                              280,214
     14,550          Gillette Co.                                       489,026
      4,400          Kimberly-Clark Corp.                               228,492
     17,450          Procter & Gamble Co.                             1,602,259
                                                                   ------------
                                                                      2,669,183
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 8.9%
     11,400          American Express Co.                               474,924
      1,700          Bear Stearns Cos., Inc.                            131,359
      3,100          Capital One Financial Corp.                        149,327
      4,700          Charles Schwab Corp.                                45,590
     44,000          Citigroup, Inc.                                  1,804,880
      2,750          Countrywide Financial Corp.                        202,537
     11,750          Fannie Mae                                         869,500
        900          Franklin Resources, Inc.                            33,633
     12,650          Freddie Mac                                        756,597
      4,050          Goldman Sachs Group, Inc.                          330,075
     17,050          JP Morgan Chase & Co.                              560,263
      5,050          Lehman Brothers Holdings, Inc.                     361,731
     10,775          MBNA Corp.                                         216,039
     17,050          Merrill Lynch & Co., Inc.                          738,265
      9,150          Morgan Stanley                                     418,613
      3,650    @     Providian Financial Corp.                           32,996
      1,300          SLM Corp.                                          156,000
      1,350          T Rowe Price Group, Inc.                            49,572
                                                                   ------------
                                                                      7,331,901
                                                                   ------------
                     ELECTRIC: 2.6%
      1,350          Ameren Corp.                                        61,425
      3,300          American Electric Power Co., Inc.                   95,832
      3,500          Centerpoint Energy, Inc.                            33,425
      3,600          Cinergy Corp.                                      136,584
      3,800          CMS Energy Corp.                                    30,096
      1,750          Consolidated Edison, Inc.                           75,232
      1,400          Constellation Energy Group, Inc.                    46,410
      2,750          Dominion Resources, Inc.                           173,250
      1,450          DTE Energy Co.                                      62,828
      7,750          Duke Energy Corp.                                  150,195
      2,700    @     Edison Intl.                                        43,956
      1,850          Entergy Corp.                                       95,626
      4,650          Exelon Corp.                                       266,445
      2,500          FirstEnergy Corp.                                   92,025
      1,550          FPL Group, Inc.                                    103,028
      2,000          NiSource, Inc.                                      39,220
      3,500    @     PG&E Corp.                                          59,500
      2,450          PPL Corp.                                           99,078
      2,000          Progress Energy, Inc.                               94,100
      1,850          Public Service Enterprise Group, Inc.               79,050
      6,100          Southern Co.                                       192,028
      2,800          TXU Corp.                                           56,672
      3,500          Xcel Energy, Inc.                                   53,865
                                                                   ------------
                                                                      2,139,870
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
      3,450    @     American Power Conversion                           53,510
      3,650          Emerson Electric Co.                               190,895
      1,550          Molex, Inc.                                         42,408
                                                                   ------------
                                                                        286,813
                                                                   ------------
                     ELECTRONICS: 0.2%
      1,650          Applera Corp. - Applied Biosystems Group            32,126
      1,650    @     Jabil Circuit, Inc.                                 34,634
        450          Parker Hannifin Corp.                               18,194
      3,850    @     Sanmina-SCI Corp.                                   22,022
      2,300          Symbol Technologies, Inc.                           30,820
        800    @     Thermo Electron Corp.                               16,880
      1,400    @     Waters Corp.                                        39,704
                                                                   ------------
                                                                        194,380
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 0.0%
      1,000          Fluor Corp.                                         35,490
                                                                   ------------
                                                                         35,490
                                                                   ------------
                     ENTERTAINMENT: 0.1%
        750    @     International Game Technology                       66,030
                                                                   ------------
                                                                         66,030
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 0.2%
      3,200    @     Allied Waste Industries, Inc.                       31,616
      5,050          Waste Management, Inc.                             128,624
                                                                   ------------
                                                                        160,240
                                                                   ------------
                     FOOD: 2.0%
      3,100          Albertson's, Inc.                                   64,697
      5,710          Archer-Daniels-Midland Co.                          68,348
      4,050          Campbell Soup Co.                                  101,048
      4,450          ConAgra Foods, Inc.                                108,001
      3,100          General Mills, Inc.                                145,018
      1,350          Hershey Foods Corp.                                 95,985
      7,300          HJ Heinz Co.                                       241,411
      6,100          Kellogg Co.                                        214,720
      6,350    @     Kroger Co.                                         101,918
      1,300          McCormick & Co., Inc.                               34,970
      6,600          Sara Lee Corp.                                     120,252
      1,100          Supervalu, Inc.                                     21,835
      5,650          Sysco Corp.                                        174,811
      1,950          Winn-Dixie Stores, Inc.                             27,573
      2,000          WM Wrigley Jr Co.                                  113,000
                                                                   ------------
                                                                      1,633,587
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     FOREST PRODUCTS & PAPER: 0.2%
        500          Boise Cascade Corp.                           $     12,285
      4,150          International Paper Co.                            152,180
        750          Weyerhaeuser Co.                                    37,785
                                                                   ------------
                                                                        202,250
                                                                   ------------
                     GAS: 0.2%
      1,250          KeySpan Corp.                                       44,025
        550          Nicor, Inc.                                         19,585
        550          Peoples Energy Corp.                                23,452
      1,800          Sempra Energy                                       49,086
                                                                   ------------
                                                                        136,148
                                                                   ------------
                     HAND/MACHINE TOOLS: 0.1%
      1,750          Black & Decker Corp.                                75,793
        500          Snap-On, Inc.                                       15,205
      1,150          Stanley Works                                       32,154
                                                                   ------------
                                                                        123,152
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 3.4%
        600          Bausch & Lomb, Inc.                                 22,764
      2,100          Becton Dickinson & Co.                              84,000
      2,800          Biomet, Inc.                                        77,000
      3,550    @     Boston Scientific Corp.                            184,955
        900          CR Bard, Inc.                                       63,135
      6,300    @     Guidant Corp.                                      266,364
     25,200          Johnson & Johnson                                1,369,620
     10,400          Medtronic, Inc.                                    506,792
      1,550    @     St. Jude Medical, Inc.                              86,955
      1,650          Stryker Corp.                                      111,111
      1,650    @     Zimmer Holdings, Inc.                               74,019
                                                                   ------------
                                                                      2,846,715
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.2%
      2,200    A     Aetna, Inc.                                        126,324
      2,650    @     Anthem, Inc.                                       194,378
        750    @     Humana, Inc.                                         9,742
        250    @     Manor Care, Inc.                                     5,922
      4,450          UnitedHealth Group, Inc.                           426,933
      3,150    @     WellPoint Health Networks                          268,821
                                                                   ------------
                                                                      1,032,120
                                                                   ------------
                     HOME BUILDERS: 0.2%
      1,100          Centex Corp.                                        85,393
        500          KB Home                                             31,250
        200          Pulte Homes, Inc.                                   13,118
                                                                   ------------
                                                                        129,761
                                                                   ------------
                     HOME FURNISHINGS: 0.1%
      2,050          Leggett & Platt, Inc.                               45,244
        550          Whirlpool Corp.                                     31,295
                                                                   ------------
                                                                         76,539
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.2%
        400          Avery Dennison Corp.                                22,192
      1,950          Clorox Co.                                          87,087
      1,350          Fortune Brands, Inc.                                70,740
                                                                   ------------
                                                                        180,019
                                                                   ------------
                     HOUSEWARES: 0.1%
      2,200          Newell Rubbermaid, Inc.                             62,700
                                                                   ------------
                                                                         62,700
                                                                   ------------
                     INSURANCE: 5.5%
      3,600   @@     ACE Ltd.                                           131,400
     10,600          Aflac, Inc.                                        348,846
     15,350          Allstate Corp.                                     552,446
        950          AMBAC Financial Group, Inc.                         63,374
     22,050          American Intl. Group                             1,276,254
      2,650          AON Corp.                                           67,999
      1,500          Chubb Corp.                                         96,045
      1,450          Cigna Corp.                                         81,345
        600          Cincinnati Financial Corp.                          22,272
      2,150          Hartford Financial Services Group, Inc.            100,276
      1,450          Jefferson-Pilot Corp.                               61,176
      2,350          John Hancock Financial Services, Inc.               71,088
      1,600          Loews Corp.                                         76,960
      4,600          Marsh & McLennan Cos., Inc.                        230,598
      1,250          MBIA, Inc.                                          62,562
      6,200          Metlife, Inc.                                      173,414
      1,000          MGIC Investment Corp.                               54,020
      6,750          Principal Financial Group                          214,380
      3,250          Progressive Corp.                                  234,000
      4,650          Prudential Financial, Inc.                         155,868
      3,000          Safeco Corp.                                       108,420
      1,250          Torchmark Corp.                                     48,275
      8,605          Travelers Property Casualty Corp.                  139,143
      3,300          UnumProvident Corp.                                 42,570
      1,100   @@     XL Capital Ltd.                                     95,755
                                                                   ------------
                                                                      4,508,486
                                                                   ------------
                     INTERNET: 0.7%
      2,700    @     eBay, Inc.                                         274,617
      3,200    @     Symantec Corp.                                     144,704
      4,950    @     Yahoo!, Inc.                                       147,758
                                                                   ------------
                                                                        567,079
                                                                   ------------
                     IRON/STEEL: 0.0%
        300          Nucor Corp.                                         14,292
        400          United States Steel Corp.                            6,300
                                                                   ------------
                                                                         20,592
                                                                   ------------
                     LEISURE TIME: 0.2%
        700          Brunswick Corp.                                     15,365
      2,850          Harley-Davidson, Inc.                              120,156
                                                                   ------------
                                                                        135,521
                                                                   ------------
                     LODGING: 0.1%
        950    @     Harrah's Entertainment, Inc.                        38,085
      1,650          Hilton Hotels Corp.                                 22,869
        800          Marriott Intl., Inc.                                31,280
                                                                   ------------
                                                                         92,234
                                                                   ------------
                     MACHINERY-CONSTRUCTION & MINING: 0.2%
      3,000          Caterpillar, Inc.                                  156,450
                                                                   ------------
                                                                        156,450
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.4%
      5,050          Deere & Co.                                        220,534
      1,800          Dover Corp.                                         54,558
      2,800          Rockwell Automation, Inc.                           66,220
                                                                   ------------
                                                                        341,312
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     MEDIA: 3.5%
     37,750    @     AOL Time Warner, Inc.                         $    574,555
      5,250    @     Clear Channel Communications, Inc.                 213,675
     19,650    @     Comcast Corp.                                      591,662
      2,300          Gannett Co., Inc.                                  181,700
        650          Knight-Ridder, Inc.                                 45,786
      1,800          McGraw-Hill Cos., Inc.                             113,778
        600          Meredith Corp.                                      26,382
      2,650          Tribune Co.                                        132,182
     14,950    @     Viacom, Inc.                                       680,524
     17,800          Walt Disney Co.                                    349,770
                                                                   ------------
                                                                      2,910,014
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 0.0%
      1,200          Worthington Industries                              17,916
                                                                   ------------
                                                                         17,916
                                                                   ------------
                     MINING: 0.3%
      3,100          Alcoa, Inc.                                         76,291
      1,650          Freeport-McMoRan Copper & Gold, Inc.                36,217
      3,350          Newmont Mining Corp.                                99,361
        950    @     Phelps Dodge Corp.                                  34,627
                                                                   ------------
                                                                        246,496
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 5.8%
      3,400          3M Co.                                             429,998
        750          Cooper Industries Ltd.                              29,918
        150          Crane Co.                                            3,132
      1,300          Danaher Corp.                                       86,996
      6,350          Eastman Kodak Co.                                  194,564
        700          Eaton Corp.                                         58,751
    110,450          General Electric Co.                             3,169,915
      7,450          Honeywell Intl., Inc.                              195,190
      2,650          Illinois Tool Works, Inc.                          164,432
      1,400   @@     Ingersoll-Rand Co.                                  61,320
        800          ITT Industries, Inc.                                50,128
      1,050          Textron, Inc.                                       36,592
     17,000   @@     Tyco Intl., Ltd.                                   300,900
                                                                   ------------
                                                                      4,781,836
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.2%
      2,100          Pitney Bowes, Inc.                                  80,661
      8,250    @     Xerox Corp.                                         90,171
                                                                   ------------
                                                                        170,832
                                                                   ------------
                     OIL & GAS: 5.0%
        750          Amerada Hess Corp.                                  36,750
      3,550          Anadarko Petroleum Corp.                           174,944
      1,395          Apache Corp.                                        91,958
      1,700          Burlington Resources, Inc.                          90,593
      9,100          ChevronTexaco Corp.                                645,554
      5,978          ConocoPhillips                                     322,633
      1,950          Devon Energy Corp.                                 101,400
        900          EOG Resources, Inc.                                 38,790
     56,550          Exxon Mobil Corp.                                2,058,420
      6,300          Marathon Oil Corp.                                 162,099
      1,200  @,@@    Nabors Industries Ltd.                              54,096
        600    @     Noble Corp.                                         21,396
      4,800          Occidental Petroleum Corp.                         161,952
        400    @     Rowan Cos., Inc.                                     9,576
        700          Sunoco, Inc.                                        25,788
      1,100    @     Transocean, Inc.                                    25,707
      4,000          Unocal Corp.                                       120,360
                                                                   ------------
                                                                      4,142,016
                                                                   ------------
                     OIL & GAS SERVICES: 0.2%
      3,750          Halliburton Co.                                     89,513
      2,000          Schlumberger Ltd.                                   97,240
                                                                   ------------
                                                                        186,753
                                                                   ------------
                     PACKAGING & CONTAINERS: 0.2%
        800          Ball Corp.                                          39,616
        500          Bemis Co.                                           22,890
      2,300    @     Pactiv Corp.                                        44,965
        750    @     Sealed Air Corp.                                    32,918
                                                                   ------------
                                                                        140,389
                                                                   ------------
                     PHARMACEUTICALS: 7.5%
     13,250          Abbott Laboratories                                590,287
        400          AmerisourceBergen Corp.                             25,076
      6,700          Bristol-Myers Squibb Co.                           171,520
      3,950          Cardinal Health, Inc.                              227,955
      9,700          Eli Lilly & Co.                                    579,769
      5,300    @     Forest Laboratories, Inc.                          267,650
      2,600    @     King Pharmaceuticals, Inc.                          37,206
      2,350    @     Medimmune, Inc.                                     83,308
     24,350          Merck & Co., Inc.                                1,353,373
     67,640          Pfizer, Inc.                                     2,098,193
     12,150          Schering-Plough Corp.                              224,167
      1,500    @     Watson Pharmaceuticals, Inc.                        55,530
     11,650          Wyeth                                              510,853
                                                                   ------------
                                                                      6,224,887
                                                                   ------------
                     PIPELINES: 0.1%
      1,250          Kinder Morgan, Inc.                                 63,812
      3,100          Williams Cos., Inc.                                 24,521
                                                                   ------------
                                                                         88,333
                                                                   ------------
                     REITS: 0.2%
      1,400          Equity Office Properties Trust                      37,674
      2,500          Equity Residential                                  66,200
      1,600          Simon Property Group, Inc.                          60,192
                                                                   ------------
                                                                        164,066
                                                                   ------------
                     RETAIL: 6.3%
      3,400    @     Autonation, Inc.                                    47,328
        350    @     Autozone, Inc.                                      29,288
      2,750    @     Bed Bath & Beyond, Inc.                            115,060
      1,200    @     Big Lots, Inc.                                      16,332
      4,000    @     Costco Wholesale Corp.                             148,200
      3,900          CVS Corp.                                          101,790
      2,050          Darden Restaurants, Inc.                            40,610
      1,500          Dillard's, Inc.                                     20,040
      6,900          Dollar General Corp.                               129,030
      1,550          Family Dollar Stores                                56,498
      4,150    @     Federated Department Stores                        134,875
     13,350          Gap, Inc.                                          226,950
     19,700          Home Depot, Inc.                                   640,053
      2,150          JC Penney Co., Inc.                                 37,238
      1,150    @     Kohl's Corp.                                        60,203
      4,550          Limited Brands                                      69,433
      6,750          Lowe's Cos., Inc.                                  285,255
      1,300          May Department Stores Co.                           28,197
     10,850          McDonald's Corp.                                   203,220

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     RETAIL (CONTINUED):
      5,300    @     Office Depot, Inc.                            $     71,020
      1,300          RadioShack Corp.                                    31,330
     10,250    @     Staples, Inc.                                      198,748
      3,200    @     Starbucks Corp.                                     78,851
      4,600          TJX Cos., Inc.                                      83,720
      8,950          Walgreen Co.                                       275,571
     37,500          Wal-Mart Stores, Inc.                            1,972,875
      1,000          Wendy's Intl., Inc.                                 30,110
      2,700    @     Yum! Brands, Inc.                                   75,492
                                                                   ------------
                                                                      5,207,317
                                                                   ------------
                     SAVINGS & LOANS: 0.8%
      1,350          Golden West Financial Corp.                        105,016
     13,100          Washington Mutual, Inc.                            534,218
                                                                   ------------
                                                                        639,234
                                                                   ------------
                     SEMICONDUCTORS: 2.3%
      3,100    @     Altera Corp.                                        59,768
      3,100    @     Analog Devices, Inc.                               119,505
      5,650    @     Applied Materials, Inc.                             87,914
      1,000    @     Broadcom Corp.                                      24,480
     56,150          Intel Corp.                                      1,170,166
      2,600          Linear Technology Corp.                             94,536
      3,350    @     LSI Logic Corp.                                     21,440
      2,800          Maxim Integrated Products                          109,788
      1,250    @     Novellus Systems, Inc.                              43,313
      1,900    @     Nvidia Corp.                                        49,723
        850    @     QLogic Corp.                                        42,576
      2,750    @     Xilinx, Inc.                                        82,143
                                                                   ------------
                                                                      1,905,352
                                                                   ------------
                     SOFTWARE: 5.9%
      2,300          Adobe Systems, Inc.                                 81,167
        550          Autodesk, Inc.                                       8,201
      5,300          Automatic Data Processing                          184,970
      2,000    @     BMC Software, Inc.                                  33,920
      2,600    @     Citrix Systems, Inc.                                56,758
      4,800          Computer Associates Intl., Inc.                    104,016
      7,150    @     Compuware Corp.                                     43,400
      1,250    @     Electronic Arts, Inc.                               85,700
      6,400          First Data Corp.                                   265,088
      1,650    @     Fiserv, Inc.                                        54,599
      2,250          IMS Health, Inc.                                    40,140
      1,700    @     Intuit, Inc.                                        78,353
      1,000    @     Mercury Interactive Corp.                           39,310
    106,350          Microsoft Corp.                                  2,617,273
     82,500    @     Oracle Corp.                                     1,073,325
      1,150    @     Peoplesoft, Inc.                                    18,814
      7,500    @     Siebel Systems, Inc.                                70,425
                                                                   ------------
                                                                      4,855,459
                                                                   ------------
                     TELECOMMUNICATIONS: 6.3%
      2,600          Alltel Corp.                                       124,488
      1,350    @     Andrew Corp.                                        13,419
     14,860          AT&T Corp.                                         289,621
     20,650    @     AT&T Wireless Services, Inc.                       160,451
     21,100          BellSouth Corp.                                    559,361
      1,500          CenturyTel, Inc.                                    50,505
      4,250    @     CIENA Corp.                                         24,437
     79,200    @     Cisco Systems, Inc.                              1,289,376
      2,200    @     Citizens Communications Co.                         27,104
      2,850    @     Comverse Technology, Inc.                           43,349
     19,400    @     JDS Uniphase Corp.                                  75,078
     14,900    @     Lucent Technologies, Inc.                           32,929
      7,800          Motorola, Inc.                                      66,456
     19,850    @     Nextel Communications, Inc.                        297,552
      7,000          Qualcomm, Inc.                                     235,060
     24,950          SBC Communications, Inc.                           635,227
      1,950          Scientific-Atlanta, Inc.                            38,396
      7,450          Sprint Corp.-FON Group                             101,022
      3,100    @     Tellabs, Inc.                                       24,614
     29,150          Verizon Communications, Inc.                     1,103,328
                                                                   ------------
                                                                      5,191,773
                                                                   ------------
                     TEXTILES: 0.1%
      1,450          Cintas Corp.                                        53,679
                                                                   ------------
                                                                         53,679
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 0.3%
      2,000          Hasbro, Inc.                                        32,020
      9,150          Mattel, Inc.                                       196,816
                                                                   ------------
                                                                        228,836
                                                                   ------------
                     TRANSPORTATION: 2.0%
      3,100          Burlington Northern Santa Fe Corp.                  91,481
      4,350          FedEx Corp.                                        278,313
      3,400          Norfolk Southern Corp.                              74,528
      2,100          Union Pacific Corp.                                128,079
     17,200          United Parcel Service, Inc.                      1,073,796
                                                                   ------------
                                                                      1,646,197
                                                                   ------------
                     TRUCKING & LEASING: 0.0%
        600          Ryder System, Inc.                                  15,936
                                                                   ------------
                                                                         15,936
                                                                   ------------
                     Total Common Stock
                       (Cost $80,736,922)                            82,242,505
                                                                   ------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $80,736,922)*                99.6%    $ 82,242,505
                     OTHER ASSETS AND LIABILITIES-NET      0.4          347,915
                                                         -----     ------------
                     NET ASSETS                          100.0%    $ 82,590,420
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
A    Related Party
* Cost for federal income tax purposes is $85,785,685. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $  5,249,435
                     Gross Unrealized Depreciation                   (8,792,615)
                                                                   ------------
                     Net Unrealized Appreciation                   $ (3,543,180)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Financial Services
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.8%
                     BANKS: 32.9%
     62,800          Alabama National Bancorp                      $  3,014,400
    135,200          Bank of America Corp.                           10,031,840
    199,300          Bank of New York Co., Inc.                       5,769,735
    249,300          Banknorth Group, Inc.                            6,387,066
    284,748          Charter One Financial, Inc.                      8,673,424
     54,300          Comerica, Inc.                                   2,512,461
    175,361          Commerce Bancshares, Inc.                        7,096,860
    131,400          Compass Bancshares, Inc.                         4,842,090
     74,000          Fifth Third Bancorp                              4,255,000
    210,994          FleetBoston Financial Corp.                      6,239,093
    112,387          Interchange Financial Services                   2,140,972
    153,900          Keycorp                                          4,062,960
    232,700          Mellon Financial Corp.                           6,322,459
    141,300          North Fork Bancorporation, Inc.                  4,672,791
    316,600          Prosperity Bancshares, Inc.                      5,853,934
    102,800          UCBH Holdings, Inc.                              2,667,660
    292,500          US Bancorp                                       6,932,250
    212,600          Wells Fargo & Co.                               10,268,580
                                                                   ------------
                                                                    101,743,575
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 30.9%
    124,100    @     Affiliated Managers Group                        6,825,500
    207,940          Alliance Capital Management Holding LP           7,277,900
     95,000          American Express Co.                             3,957,700
    201,000          CIT Group, Inc.                                  4,821,990
    411,200          Citigroup, Inc.                                 16,867,424
     90,600          Fannie Mae                                       6,704,400
    160,000          Freddie Mac                                      9,569,600
    100,500          Goldman Sachs Group, Inc.                        8,190,750
    118,200          Janus Capital Group, Inc.                        1,838,010
    160,500          JP Morgan Chase & Co.                            5,274,030
    154,200          Lehman Brothers Holdings, Inc.                  11,045,346
    120,600          Merrill Lynch & Co., Inc.                        5,221,980
    168,700          Morgan Stanley                                   7,718,025
                                                                   ------------
                                                                     95,312,655
                                                                   ------------
                     HOME BUILDERS: 3.3%
    385,800          DR Horton, Inc.                                 10,142,682
                                                                   ------------
                                                                     10,142,682
                                                                   ------------
                     INSURANCE: 27.1%
    211,000   @@     ACE Ltd.                                         7,701,500
    121,200          Aflac, Inc.                                      3,988,692
    276,040          American Intl. Group                            15,977,195
    107,100          Delphi Financial Group                           4,918,032
    191,300          Hartford Financial Services Group, Inc.          8,922,232
    104,700          Marsh & McLennan Cos., Inc.                      5,248,611
    202,700          Metlife, Inc.                                    5,669,519
    268,700          PMI Group, Inc.                                  8,238,342
     98,000          Prudential Financial, Inc.                       3,284,960
    184,600          Radian Group, Inc.                               7,433,842
     42,100   @@     Scottish Annuity & Life Holdings Ltd.              802,426
    410,149          Travelers Property Casualty Corp.                6,691,518
     57,200   @@     XL Capital Ltd.                                  4,979,260
                                                                   ------------
                                                                     83,856,129
                                                                   ------------
                     SAVINGS & LOANS: 1.6%
    123,325          Washington Mutual, Inc.                          5,029,194
                                                                   ------------
                                                                      5,029,194
                                                                   ------------
                     Total Common Stock
                       (Cost $277,340,548)                          296,084,235
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.3%
               REPURCHASE AGREEMENT: 5.3%
$16,339,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $16,340,539 to be received
                 upon repurchase (Collateralized by $13,675,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $16,667,268, due 02/15/26)                        $ 16,339,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $16,339,000)                                  16,339,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $293,679,548)*                    101.1%    $312,423,235
               OTHER ASSETS AND LIABILITIES-NET           (1.1)      (3,448,574)
                                                         -----     ------------
               NET ASSETS                                100.0%    $308,974,661
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $293,844,313. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 40,659,571
               Gross Unrealized Depreciation                        (22,080,649)
                                                                   ------------
               Net Unrealized Appreciation                         $ 18,578,922
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Large Company
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     AEROSPACE/DEFENSE: 2.0%
     41,000          General Dynamics Corp.                        $  2,739,620
                                                                   ------------
                                                                      2,739,620
                                                                   ------------
                     AGRICULTURE: 3.8%
    125,715          Altria Group, Inc.                               5,192,030
                                                                   ------------
                                                                      5,192,030
                                                                   ------------
                     APPAREL: 1.4%
     35,000          Nike, Inc.                                       1,959,650
                                                                   ------------
                                                                      1,959,650
                                                                   ------------
                     AUTO MANUFACTURERS: 2.0%
    259,400          Ford Motor Co.                                   2,723,700
                                                                   ------------
                                                                      2,723,700
                                                                   ------------
                     BANKS: 5.6%
     50,200          Bank of America Corp.                            3,724,840
     82,500          Wells Fargo & Co.                                3,984,750
                                                                   ------------
                                                                      7,709,590
                                                                   ------------
                     BUILDING MATERIALS: 1.6%
     90,100          Masco Corp.                                      2,216,460
                                                                   ------------
                                                                      2,216,460
                                                                   ------------
                     CHEMICALS: 3.7%
    100,700          Dow Chemical Co.                                 3,202,260
     32,900          Praxair, Inc.                                    1,973,671
                                                                   ------------
                                                                      5,175,931
                                                                   ------------
                     COMPUTERS: 2.1%
    146,074          Hewlett-Packard Co.                              2,848,443
                                                                   ------------
                                                                      2,848,443
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 15.1%
     67,200          Fannie Mae                                       4,972,800
     84,900          Freddie Mac                                      5,077,869
    114,800          JP Morgan Chase & Co.                            3,772,328
     82,500          Merrill Lynch & Co., Inc.                        3,572,250
     75,500          Morgan Stanley                                   3,454,125
                                                                   ------------
                                                                     20,849,372
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 1.9%
     49,300          Emerson Electric Co.                             2,578,390
                                                                   ------------
                                                                      2,578,390
                                                                   ------------
                     ELECTRONICS: 3.3%
    229,000   @@     Koninklijke Philips Electronics NV               4,502,140
                                                                   ------------
                                                                      4,502,140
                                                                   ------------
                     FOOD: 5.3%
     73,700   @@     Nestle SA ADR                                    3,876,620
     57,700   @@     Unilever NV                                      3,375,450
                                                                   ------------
                                                                      7,252,070
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 1.9%
     72,100          International Paper Co.                          2,643,907
                                                                   ------------
                                                                      2,643,907
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.1%
     72,000          Beckman Coulter, Inc.                            2,926,800
                                                                   ------------
                                                                      2,926,800
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.5%
    204,600    @     Tenet Healthcare Corp.                           3,414,774
                                                                   ------------
                                                                      3,414,774
                                                                   ------------
                     INSURANCE: 6.9%
     69,800          American Intl. Group                             4,040,024
     83,000          John Hancock Financial Services, Inc.            2,510,750
    107,700          Metlife, Inc.                                    3,012,369
                                                                   ------------
                                                                      9,563,143
                                                                   ------------
                     MEDIA: 1.4%
     24,600          Gannett Co., Inc.                                1,943,400
                                                                   ------------
                                                                      1,943,400
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 3.4%
    178,500          Honeywell Intl., Inc.                            4,676,700
                                                                   ------------
                                                                      4,676,700
                                                                   ------------
                     OIL & GAS: 13.7%
     72,900          Anadarko Petroleum Corp.                         3,592,512
    109,900   @@     BP PLC ADR                                       4,603,711
     61,500          ChevronTexaco Corp.                              4,362,810
    104,500          Exxon Mobil Corp.                                3,803,800
     56,300   @@     Royal Dutch Petroleum Co.                        2,564,465
                                                                   ------------
                                                                     18,927,298
                                                                   ------------
                     PHARMACEUTICALS: 4.0%
    122,700          Bristol-Myers Squibb Co.                         3,141,120
     43,700          Merck & Co., Inc.                                2,428,846
                                                                   ------------
                                                                      5,569,966
                                                                   ------------
                     RETAIL: 3.2%
     82,300          May Department Stores Co.                        1,785,087
    136,900          McDonald's Corp.                                 2,564,137
                                                                   ------------
                                                                      4,349,224
                                                                   ------------
                     SAVINGS & LOANS: 2.9%
     98,200          Washington Mutual, Inc.                          4,004,596
                                                                   ------------
                                                                      4,004,596
                                                                   ------------
                     TELECOMMUNICATIONS: 4.7%
    118,400          SBC Communications, Inc.                         3,014,464
     91,600          Verizon Communications, Inc.                     3,467,060
                                                                   ------------
                                                                      6,481,524
                                                                   ------------
                     TRANSPORTATION: 2.5%
     53,100          FedEx Corp.                                      3,397,338
                                                                   ------------
                                                                      3,397,338
                                                                   ------------
                     Total Common Stock
                       (Cost $135,939,259)                          133,646,066
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Large Company
Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.0%
               REPURCHASE AGREEMENT: 3.0%
$ 4,169,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,169,393 to be received
                 upon repurchase (Collateralized by $3,405,000
                 U.S. Treasury Bonds, 6.125%, Market Value
                 $4,253,257, due 08/15/29)                         $  4,169,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,169,000)                                    4,169,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $140,108,259)*                    100.0%    $137,815,066
               OTHER ASSETS AND LIABILITIES-NET            0.0           16,586
                                                         -----     ------------
               NET ASSETS                                100.0%    $137,831,652
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  6,106,187
               Gross Unrealized Depreciation                         (8,399,380)
                                                                   ------------
               Net Unrealized Depreciation                         $ (2,293,193)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.9%
                     AEROSPACE/DEFENSE: 2.6%
     89,900          General Dynamics Corp.                        $  6,007,118
                                                                   ------------
                                                                      6,007,118
                                                                   ------------
                     AGRICULTURE: 3.8%
    211,100          Altria Group, Inc.                               8,718,430
                                                                   ------------
                                                                      8,718,430
                                                                   ------------
                     APPAREL: 1.4%
     58,800          Nike, Inc.                                       3,292,212
                                                                   ------------
                                                                      3,292,212
                                                                   ------------
                     AUTO MANUFACTURERS: 2.0%
    435,700          Ford Motor Co.                                   4,574,850
                                                                   ------------
                                                                      4,574,850
                                                                   ------------
                     BANKS: 5.6%
     84,400          Bank of America Corp.                            6,262,480
    138,700          Wells Fargo & Co.                                6,699,210
                                                                   ------------
                                                                     12,961,690
                                                                   ------------
                     BUILDING MATERIALS: 1.6%
    151,500          Masco Corp.                                      3,726,900
                                                                   ------------
                                                                      3,726,900
                                                                   ------------
                     CHEMICALS: 3.9%
    169,100          Dow Chemical Co.                                 5,377,380
     61,100          Praxair, Inc.                                    3,665,389
                                                                   ------------
                                                                      9,042,769
                                                                   ------------
                     COMPUTERS: 3.1%
    370,282          Hewlett-Packard Co.                              7,220,499
                                                                   ------------
                                                                      7,220,499
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 15.0%
    112,800          Fannie Mae                                       8,347,200
    142,700          Freddie Mac                                      8,534,887
    187,700          JP Morgan Chase & Co.                            6,167,822
    127,900          Merrill Lynch & Co., Inc.                        5,538,070
    132,700          Morgan Stanley                                   6,071,025
                                                                   ------------
                                                                     34,659,004
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 2.5%
    110,000          Emerson Electric Co.                             5,753,000
                                                                   ------------
                                                                      5,753,000
                                                                   ------------
                     FOOD: 4.7%
    119,600   @@     Nestle SA ADR                                    6,290,960
     79,600   @@     Unilever NV                                      4,656,600
                                                                   ------------
                                                                     10,947,560
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 1.9%
    121,200    @     International Paper Co.                          4,444,404
                                                                   ------------
                                                                      4,444,404
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.3%
    211,700          Baxter Intl., Inc.                               5,364,478
                                                                   ------------
                                                                      5,364,478
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.2%
    298,700          Tenet Healthcare Corp.                           4,985,303
                                                                   ------------
                                                                      4,985,303
                                                                   ------------
                     INSURANCE: 7.2%
    121,300          American Intl. Group                             7,020,844
    181,000          Metlife, Inc.                                    5,062,570
    132,300          Prudential Financial, Inc.                       4,434,696
                                                                   ------------
                                                                     16,518,110
                                                                   ------------
                     MEDIA: 1.6%
     45,400          Gannett Co., Inc.                                3,586,600
                                                                   ------------
                                                                      3,586,600
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 3.9%
    339,400          Honeywell Intl., Inc.                            8,892,280
                                                                   ------------
                                                                      8,892,280
                                                                   ------------
                     OIL & GAS: 13.0%
    129,000          Anadarko Petroleum Corp.                         6,357,120
     89,600          ChevronTexaco Corp.                              6,356,224
    108,000          ConocoPhillips                                   5,828,760
    219,600          Exxon Mobil Corp.                                7,993,440
     90,000    @     Valero Energy Corp.                              3,375,000
                                                                   ------------
                                                                     29,910,544
                                                                   ------------
                     PHARMACEUTICALS: 4.2%
    219,900          Bristol-Myers Squibb Co.                         5,629,440
     73,400          Merck & Co., Inc.                                4,079,572
                                                                   ------------
                                                                      9,709,012
                                                                   ------------
                     RETAIL: 3.4%
    142,400          May Department Stores Co.                        3,088,656
    259,400          McDonald's Corp.                                 4,858,562
                                                                   ------------
                                                                      7,947,218
                                                                   ------------
                     SAVINGS & LOANS: 3.0%
    168,500          Washington Mutual, Inc.                          6,871,430
                                                                   ------------
                                                                      6,871,430
                                                                   ------------
                     SEMICONDUCTORS: 2.7%
    300,000          Intel Corp.                                      6,252,000
                                                                   ------------
                                                                      6,252,000
                                                                   ------------
                     TELECOMMUNICATIONS: 4.9%
    199,000          SBC Communications, Inc.                         5,066,540
    163,000          Verizon Communications, Inc.                     6,169,550
                                                                   ------------
                                                                     11,236,090
                                                                   ------------
                     TRANSPORTATION: 2.4%
     87,000          FedEx Corp.                                      5,566,260
                                                                   ------------
                                                                      5,566,260
                                                                   ------------
                     Total Common Stock
                       (Cost $228,197,344)                          228,187,761
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.9%
               REPURCHASE AGREEMENT: 1.9%
$ 4,312,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,312,406 to be received
                 upon repurchase (Collateralized by $2,960,000
                 U.S. Treasury Bond, 8.125%, Market Value
                 $4,402,926, due 08/15/21)                         $  4,312,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,312,000)                                    4,312,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $232,509,344)*                    100.8%    $232,499,761
               OTHER ASSETS AND LIABILITIES-NET           (0.8)      (1,745,973)
                                                         -----     ------------
               NET ASSETS                                100.0%    $230,753,788
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $232,815,864. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $ 13,158,509
               Gross Unrealized Depreciation                        (13,474,612)
                                                                   ------------
               Net Unrealized Depreciation                         $   (316,103)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.3%
                     AGRICULTURE: 8.0%
     51,140          Loews Corp. - Carolina Group                  $  1,286,682
     25,550          R.J. Reynolds Tobacco Holdings, Inc.               871,000
     28,340          UST, Inc.                                        1,000,685
                                                                   ------------
                                                                      3,158,367
                                                                   ------------
                     AIRLINES: 3.3%
     97,780    @     AMR Corp.                                          619,925
     47,300          Delta Air Lines, Inc.                              631,928
                                                                   ------------
                                                                      1,251,853
                                                                   ------------
                     APPAREL: 1.3%
     58,380  @,@@    Tommy Hilfiger Corp.                               496,230
                                                                   ------------
                                                                        496,230
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 5.3%
     72,600          Delphi Corp.                                       640,332
    126,240          Goodyear Tire & Rubber Co.                         823,085
    105,000          Visteon Corp.                                      645,750
                                                                   ------------
                                                                      2,109,167
                                                                   ------------
                     BUILDING MATERIALS: 0.8%
     12,690          York Intl. Corp.                                   328,544
                                                                   ------------
                                                                        328,544
                                                                   ------------
                     CHEMICALS: 4.1%
     33,030          Great Lakes Chemical Corp.                         760,681
     30,970          Sherwin-Williams Co.                               847,959
                                                                   ------------
                                                                      1,608,640
                                                                   ------------
                     COMMERCIAL SERVICES: 1.9%
    185,000    @     Service Corp. Intl.                                769,600
                                                                   ------------
                                                                        769,600
                                                                   ------------
                     COMPUTERS: 7.7%
    252,000    @     Gateway, Inc.                                      841,680
     39,850    @     NCR Corp.                                          999,040
    106,490    @     Unisys Corp.                                     1,202,272
                                                                   ------------
                                                                      3,042,992
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.7%
     61,500          CIT Group, Inc.                                  1,475,385
                                                                   ------------
                                                                      1,475,385
                                                                   ------------
                     ELECTRIC: 8.4%
     43,680          Alliant Energy Corp.                               872,726
     46,550    @     Edison Intl.                                       757,834
    162,000    @     Mirant Corp.                                       560,520
     42,770    @     PG&E Corp.                                         727,090
     70,740    @     Sierra Pacific Resources                           381,996
                                                                   ------------
                                                                      3,300,166
                                                                   ------------
                     ELECTRONICS: 2.5%
    249,000    @     Solectron Corp.                                    996,000
                                                                   ------------
                                                                        996,000
                                                                   ------------
                     FOOD: 8.2%
    113,100    @     Del Monte Foods Co.                              1,031,472
     61,500    @     Smithfield Foods, Inc.                           1,290,885
     97,400          Tyson Foods, Inc.                                  925,300
                                                                   ------------
                                                                      3,247,657
                                                                   ------------
                     HEALTHCARE-SERVICES: 0.1%
    105,000    @     Healthsouth Corp.                                   31,500
                                                                   ------------
                                                                         31,500
                                                                   ------------
                     HOME FURNISHINGS: 2.0%
     32,820          Maytag Corp.                                       802,777
                                                                   ------------
                                                                        802,777
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 2.6%
     37,180    @     American Greetings                                 659,201
     24,110          Tupperware Corp.                                   382,867
                                                                   ------------
                                                                      1,042,068
                                                                   ------------
                     INSURANCE: 10.6%
     20,050    @     Allmerica Financial Corp.                          351,076
      6,060          American National Insurance                        518,978
     32,380    @     CNA Financial Corp.                                786,186
     35,030          Mony Group, Inc.                                   932,148
     32,100          Nationwide Financial Services                    1,035,546
     64,770          Phoenix Cos., Inc.                                 544,716
                                                                   ------------
                                                                      4,168,650
                                                                   ------------
                     IRON/STEEL: 2.2%
     54,450          United States Steel Corp.                          857,588
                                                                   ------------
                                                                        857,588
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 2.4%
     84,960    @     Xerox Corp.                                        928,613
                                                                   ------------
                                                                        928,613
                                                                   ------------
                     PIPELINES: 2.9%
     66,700          Aquila, Inc.                                       184,759
    112,400          EL Paso Corp.                                      977,880
                                                                   ------------
                                                                      1,162,639
                                                                   ------------
                     RETAIL: 5.7%
     57,000          Dillard's, Inc.                                    761,520
     15,000          May Department Stores Co.                          325,350
    101,190    @     Toys R US, Inc.                                  1,177,852
                                                                   ------------
                                                                      2,264,722
                                                                   ------------
                     SEMICONDUCTORS: 1.9%
     67,400    @     Micron Technology, Inc.                            762,968
                                                                   ------------
                                                                        762,968
                                                                   ------------
                     TELECOMMUNICATIONS: 8.4%
    211,460    @     Avaya, Inc.                                      1,399,865
    360,110    @     Lucent Technologies, Inc.                          795,843
    143,430    @     Tellabs, Inc.                                    1,138,834
                                                                   ------------
                                                                      3,334,542
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.3%
     31,180          Hasbro, Inc.                                       499,192
                                                                   ------------
                                                                        499,192
                                                                   ------------
                     Total Common Stock
                       (Cost $45,138,971)                            37,639,860
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MidCap Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.5%
               REPURCHASE AGREEMENT: 4.5%
$ 1,767,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,767,166 to be received
                 upon repurchase (Collateralized by $1,480,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $1,803,843, due 02/15/26)                         $  1,767,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,767,000)                                    1,767,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $46,905,971)*                      99.8%    $ 39,406,860
               OTHER ASSETS AND LIABILITIES-NET            0.2           70,011
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 39,476,871
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for fi- nancial statement purposes. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  3,053,847
               Gross Unrealized Depreciation                        (10,552,958)
                                                                   ------------
               Net Unrealized Depreciation                         $ (7,499,111)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.0%
                     APPAREL: 7.1%
     40,000    @     Nautica Enterprises, Inc.                     $    422,000
     60,000          Stride Rite Corp.                                  540,000
     81,830  @,@@    Tommy Hilfiger Corp.                               695,555
     89,300    @     Vans, Inc.                                         623,314
                                                                   ------------
                                                                      2,280,869
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 6.6%
     27,600          Cooper Tire & Rubber Co.                           438,564
    176,399          Goodyear Tire & Rubber Co.                       1,150,121
     83,800          Visteon Corp.                                      515,370
                                                                   ------------
                                                                      2,104,055
                                                                   ------------
                     BUILDING MATERIALS: 1.5%
     18,650          York Intl. Corp.                                   482,848
                                                                   ------------
                                                                        482,848
                                                                   ------------
                     CHEMICALS: 8.9%
     22,570    @     Cytec Industries, Inc.                             747,067
     25,600          Great Lakes Chemical Corp.                         589,568
      9,490          Lubrizol Corp.                                     302,731
    118,390          PolyOne Corp.                                      589,582
     56,240          Wellman, Inc.                                      632,700
                                                                   ------------
                                                                      2,861,648
                                                                   ------------
                     COMMERCIAL SERVICES: 5.7%
     34,630          Kelly Services, Inc.                               858,477
    233,510    @     Service Corp. Intl.                                971,402
                                                                   ------------
                                                                      1,829,879
                                                                   ------------
                     COMPUTERS: 2.5%
    234,700    @     Gateway, Inc.                                      783,898
                                                                   ------------
                                                                        783,898
                                                                   ------------
                     ELECTRIC: 1.1%
     66,940    @     Sierra Pacific Resources                           361,476
                                                                   ------------
                                                                        361,476
                                                                   ------------
                     ELECTRICAL EQUIPMENT: 3.8%
     59,850          Belden, Inc.                                       813,960
     32,700    @     Rayovac Corp.                                      411,693
                                                                   ------------
                                                                      1,225,653
                                                                   ------------
                     ELECTRONICS: 4.9%
    104,560    @     Kemet Corp.                                      1,056,056
     87,400    @     Sanmina-SCI Corp.                                  499,928
                                                                   ------------
                                                                      1,555,984
                                                                   ------------
                     FOOD: 4.2%
     56,830    @     Del Monte Foods Co.                                518,290
     18,120          Sensient Technologies Corp.                        410,237
     19,800    @     Smithfield Foods, Inc.                             415,602
                                                                   ------------
                                                                      1,344,129
                                                                   ------------
                     HAND/MACHINE TOOLS: 1.5%
     38,420          Starrett (L.S.) Co.                                491,008
                                                                   ------------
                                                                        491,008
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.1%
     28,400    @     Orthodontic Centers of America                     225,780
     27,940    @     Pacificare Health Systems                        1,080,132
                                                                   ------------
                                                                      1,305,912
                                                                   ------------
                     HOME BUILDERS: 4.0%
    119,190    @     Fleetwood Enterprises, Inc.                        908,228
     81,300    @     National RV Holdings, Inc.                         386,175
                                                                   ------------
                                                                      1,294,403
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 4.2%
     48,320    @     American Greetings                                 856,714
     31,460          Tupperware Corp.                                   499,585
                                                                   ------------
                                                                      1,356,299
                                                                   ------------
                     HOUSEWARES: 1.1%
     10,450          National Presto Industries, Inc.                   337,849
                                                                   ------------
                                                                        337,849
                                                                   ------------
                     INSURANCE: 5.6%
     15,000    @     Allmerica Financial Corp.                          262,650
      3,560          American National Insurance                        304,878
      8,420          Landamerica Financial Group, Inc.                  397,003
     13,500          Mony Group, Inc.                                   359,235
     54,010          Phoenix Cos., Inc.                                 454,224
                                                                   ------------
                                                                      1,777,990
                                                                   ------------
                     IRON/STEEL: 6.0%
    117,480          Ryerson Tull, Inc.                               1,039,698
     56,540          United States Steel Corp.                          890,505
                                                                   ------------
                                                                      1,930,203
                                                                   ------------
                     LEISURE TIME: 2.4%
     78,250    @     K2, Inc.                                           753,548
                                                                   ------------
                                                                        753,548
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 2.1%
     18,060          Tecumseh Products Co.                              666,595
                                                                   ------------
                                                                        666,595
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 4.4%
     23,100          Precision Castparts Corp.                          675,675
    124,620    @     Wolverine Tube, Inc.                               735,258
                                                                   ------------
                                                                      1,410,933
                                                                   ------------
                     MINING: 1.4%
    102,500    @     Stillwater Mining Co.                              438,700
                                                                   ------------
                                                                        438,700
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 2.5%
     45,730          Trinity Industries, Inc.                           791,129
                                                                   ------------
                                                                        791,129
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
    708,470    @     Seitel, Inc.                                       311,727
                                                                   ------------
                                                                        311,727
                                                                   ------------
                     RETAIL: 1.7%
     10,110          Blair Corp.                                        214,332
     24,400          Dillard's, Inc.                                    325,984
                                                                   ------------
                                                                        540,316
                                                                   ------------
                     SOFTWARE: 0.8%
     68,000    @     Midway Games, Inc.                                 240,040
                                                                   ------------
                                                                        240,040
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 6.9%
    190,980    @     Avaya, Inc.                                   $  1,264,287
     62,770    @     Comverse Technology, Inc.                          954,731
                                                                   ------------
                                                                      2,219,018
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 3.0%
     59,290          Hasbro, Inc.                                       949,233
                                                                   ------------
                                                                        949,233
                                                                   ------------
                     Total Common Stock
                       (Cost $35,044,019)                            31,645,342
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.1%
               REPURCHASE AGREEMENT: 1.1%
$   349,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $349,033 to be received
                 upon repurchase (Collateralized by $295,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $359,550, due 02/15/26)                           $    349,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $349,000)                                        349,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $35,393,019)*                     100.1%    $ 31,994,342
               OTHER ASSETS AND LIABILITIES-NET           (0.1)         (17,352)
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 31,976,990
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $35,753,868. Net un- realized depreciation consists of:

               Gross Unrealized Appreciation                       $  3,759,747
               Gross Unrealized Depreciation                         (7,519,271)
                                                                   ------------
               Net Unrealized Depreciation                         $ (3,759,526)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Tax Efficient
Equity
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.2%
                     AIRLINES: 2.3%
     47,100          Southwest Airlines Co.                        $    756,897
                                                                   ------------
                                                                        756,897
                                                                   ------------
                     BANKS: 4.0%
      9,600          Bank of America Corp.                              712,320
     12,500          Wells Fargo & Co.                                  603,750
                                                                   ------------
                                                                      1,316,070
                                                                   ------------
                     BEVERAGES: 1.6%
     10,200          Anheuser-Busch Cos., Inc.                          536,826
                                                                   ------------
                                                                        536,826
                                                                   ------------
                     CHEMICALS; 2.0%
     11,000          Praxair, Inc.                                      659,890
                                                                   ------------
                                                                        659,890
                                                                   ------------
                     COMPUTERS: 4.4%
     32,300          Hewlett-Packard Co.                                629,850
      9,100          International Business Machines Corp.              801,164
                                                                   ------------
                                                                      1,431,014
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 6.7%
     21,733          Citigroup, Inc.                                    891,488
      8,200          Fannie Mae                                         606,800
      8,500          Goldman Sachs Group, Inc.                          692,750
                                                                   ------------
                                                                      2,191,038
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 1.9%
     13,000          Medtronic, Inc.                                    633,490
                                                                   ------------
                                                                        633,490
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.4%
     14,100    @     Laboratory Corp. of America Holdings               453,315
                                                                   ------------
                                                                        453,315
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 1.7%
     12,500          Clorox Co.                                         558,250
                                                                   ------------
                                                                        558,250
                                                                   ------------
                     INSURANCE: 7.9%
      9,700          American Intl. Group                               561,436
      9,400          Chubb Corp.                                        601,882
     18,800          Lincoln National Corp.                             654,240
     47,095          Travelers Property Casualty Corp.                  769,061
                                                                   ------------
                                                                      2,586,619
                                                                   ------------
                     MACHINERY-CONSTRUCTION & MINING: 2.0%
     12,500          Caterpillar, Inc.                                  651,875
                                                                   ------------
                                                                        651,875
                                                                   ------------
                     MEDIA: 8.1%
     25,000    @     Comcast Corp.                                      720,500
     25,700    @     Univision Communications, Inc.                     767,145
      9,490    @     Viacom, Inc.                                       431,985
     35,200          Walt Disney Co.                                    691,680
                                                                   ------------
                                                                      2,611,310
                                                                   ------------
                     MINING: 4.0%
     25,000          Freeport-McMoRan Copper & Gold, Inc.               548,750
     20,000    @     Phelps Dodge Corp.                                 729,000
                                                                   ------------
                                                                      1,277,750
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 11.1%
      4,500          3M Co.                                             569,115
     16,500          Eastman Kodak Co.                                  505,560
     24,000          General Electric Co.                               688,800
     15,200          Honeywell Intl., Inc.                              398,240
     15,200   @@     Ingersoll-Rand Co.                                 665,760
     42,600   @@     Tyco Intl. Ltd.                                    754,020
                                                                   ------------
                                                                      3,581,495
                                                                   ------------
                     OIL & GAS SERVICES: 6.0%
     22,600          Baker Hughes, Inc.                                 746,930
     15,100          Schlumberger Ltd.                                  734,162
     10,600    @     Weatherford Intl. Ltd.                             480,710
                                                                   ------------
                                                                      1,961,802
                                                                   ------------
                     PHARMACEUTICALS: 10.1%
     10,500          Abbott Laboratories                                467,775
      6,400    @     Barr Laboratories, Inc.                            337,600
     10,200  @,@@    Biovail Corp.                                      475,728
     10,000          Eli Lilly & Co.                                    597,700
     20,800          Pfizer, Inc.                                       645,216
     17,100          Wyeth                                              749,835
                                                                   ------------
                                                                      3,273,854
                                                                   ------------
                     RETAIL: 4.1%
     13,300    @     Costco Wholesale Corp.                             492,765
     25,700          Gap, Inc.                                          436,900
     12,600          Home Depot, Inc.                                   409,374
                                                                   ------------
                                                                      1,339,039
                                                                   ------------
                     SEMICONDUCTORS: 5.5%
     30,800    @     Applied Materials, Inc.                            479,248
     35,000          Intel Corp.                                        729,400
     28,200          Texas Instruments, Inc.                            578,100
                                                                   ------------
                                                                      1,786,748
                                                                   ------------
                     SOFTWARE: 3.8%
     23,600          Microsoft Corp.                                    580,796
     50,000    @     Oracle Corp.                                       650,500
                                                                   ------------
                                                                      1,231,296
                                                                   ------------
                     TELECOMMUNICATIONS: 5.9%
     45,000    @     Cisco Systems, Inc.                                732,600
     37,500   @@     Nokia OYJ ADR                                      676,500
     15,000          Qualcomm, Inc.                                     503,700
                                                                   ------------
                                                                      1,912,800
                                                                   ------------
                     TRANSPORTATION: 1.7%
      9,000          Union Pacific Corp.                                548,910
                                                                   ------------
                                                                        548,910
                                                                   ------------
                     Total Common Stock
                       (Cost $31,733,177)                            31,300,288
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Tax Efficient
Equity
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.2%
               REPURCHASE AGREEMENT 3.2%
$ 1,049,000    State Street Repurchase Agreement dated 05/30/03,
                 1.250%, due 06/02/03, $1,049,109 to be received
                 upon repurchase (Collateralized by $855,000 FNMA,
                 6.875%, Market Value $1,072,757, due 09/15/10)    $  1,049,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,049,000)                                    1,049,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $32,782,177)*                      99.4%    $ 32,349,288
               OTHER ASSETS AND LIABILITIES-NET            0.6          191,554
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 32,540,842
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $33,526,914. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  1,777,773
               Gross Unrealized Depreciation                         (2,955,399)
                                                                   ------------
               Net Unrealized Depreciation                         $ (1,177,626)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 5.6%
                     AEROSPACE/DEFENSE: 0.4%
     85,000    @     Titan Corp.                                   $    738,650
                                                                   ------------
                                                                        738,650
                                                                   ------------
                     FOOD: 0.7%
     27,905    @     Dean Foods Co.                                   1,276,653
                                                                   ------------
                                                                      1,276,653
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.0%
     90,000    @     Community Health Systems, Inc.                   1,874,700
                                                                   ------------
                                                                      1,874,700
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 0.5%
     36,000          General Electric Co.                             1,033,200
                                                                   ------------
                                                                      1,033,200
                                                                   ------------
                     PHARMACEUTICALS: 0.4%
     15,000          Cardinal Health, Inc.                              865,650
                                                                   ------------
                                                                        865,650
                                                                   ------------
                     RETAIL: 0.9%
     60,000          Wendy's International, Inc.                      1,806,600
                                                                   ------------
                                                                      1,806,600
                                                                   ------------
                     SOFTWARE: 0.8%
     10,000    @     Electronic Arts, Inc.                              685,600
    138,600    @     MSC.Software Corp.                                 941,094
                                                                   ------------
                                                                      1,626,694
                                                                   ------------
                     TELECOMMUNICATIONS: 0.9%
     53,000          Qualcomm, Inc.                                   1,779,740
                                                                   ------------
                                                                      1,779,740
                                                                   ------------
                     Total Common Stock
                       (Cost $10,913,959)                            11,001,887
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: 70.1%
                     ADVERTISING: 1.8%
$   992,000    #     Interpublic Group of Cos., Inc., 4.500%,
                       due 03/15/23                                $  1,442,120
  2,000,000          Young & Rubicam, Inc., 3.000%, due 01/15/05      1,987,500
                                                                   ------------
                                                                      3,429,620
                                                                   ------------
                     AGRICULTURE: 0.9%
  1,490,000    #     Bunge Ltd. Finance Corp., 3.750%,
                       due 11/15/22                                   1,709,775
                                                                   ------------
                                                                      1,709,775
                                                                   ------------
                     AIRLINES: 0.5%
    992,000    #     Alaska Air Group, Inc., 3.786%, due 03/21/23     1,046,560
                                                                   ------------
                                                                      1,046,560
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.4%
  6,000,000          Lear Corp., 4.890%, due 02/20/22                 2,790,000
                                                                   ------------
                                                                      2,790,000
                                                                   ------------
                     BIOTECHNOLOGY: 4.1%
  3,300,000          Amgen, Inc., 1.250%, due 03/01/32                2,615,250
  5,511,000          Millennium Pharmaceuticals, Inc., 5.500%,
                       due 01/15/07                                   5,283,671
                                                                   ------------
                                                                      7,898,921
                                                                   ------------
                     COMPUTERS: 2.1%
  2,004,000  #,@@    ASML Holding NV, 4.250%, due 11/30/04            2,006,605
  1,000,000   @@     ASML Holding NV, 4.250%, due 11/30/04            1,001,300
    990,000    #     Electronics for Imaging, 1.500%, due 06/01/23      990,000
                                                                   ------------
                                                                      3,997,905
                                                                   ------------
                     DISTRIBUTION/WHOLESALE: 1.8%
  4,000,000          Costco Wholesale Corp., 1.180%, due 08/19/17     3,420,000
                                                                   ------------
                                                                      3,420,000
                                                                   ------------
                     ELECTRIC: 5.8%
  2,000,000          Calpine Corp., 4.000%, due 12/26/06              1,622,500
    495,000    #     Centerpoint Energy, Inc., 3.750%,
                       due 05/15/23                                     561,825
  1,980,000          Duke Energy Corp., 1.750%, due 05/15/23          2,069,100
  4,000,000          Mirant Corp., 2.500%, due 06/15/21               2,900,000
  3,960,000    #     PPL Energy Supply LLC, 2.625%, due 05/15/23      4,123,350
                                                                   ------------
                                                                     11,276,775
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.6%
    990,000    #     Wilson Greatbatch Technologies, Inc., 2.250%,
                       due 06/15/13                                   1,154,588
                                                                   ------------
                                                                      1,154,588
                                                                   ------------
                     FOOD: 3.9%
  4,470,000    #     General Mills, Inc., 2.000%, due 10/28/22        3,263,100
  4,000,000  S,@@    Koninklijke Ahold NV, 3.000%, due 09/30/03       2,054,098
  1,000,000   @@     Koninklijke Numico BV, 4.250%, due 06/26/05      1,040,539
  1,000,000   @@     Numico NV, 1.500%, due 09/22/04                  1,189,271
                                                                   ------------
                                                                      7,547,008
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.2%
  3,000,000          Laboratory Corp. of America Holdings, 2.000%,
                       due 09/11/21                                   2,156,250
  2,000,000          Quest Diagnostics, 1.750%, due 11/30/21          2,115,000
  6,000,000          Universal Health Services, Inc., 0.426%,
                       due 06/23/20                                   3,832,500
                                                                   ------------
                                                                      8,103,750
                                                                   ------------
                     INSURANCE: 0.9%
  1,970,000    #     AmerUs Group Co., 2.000%, due 03/06/32           1,738,525
                                                                   ------------
                                                                      1,738,525
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     LODGING: 2.5%
$15,000,000   @@     Four Seasons Hotels, Inc., 4.500%,
                       due 09/23/29                                $  4,875,000
                                                                   ------------
                                                                      4,875,000
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.6%
  1,000,000          Briggs & Stratton, 5.000%, due 05/15/06          1,136,250
                                                                   ------------
                                                                      1,136,250
                                                                   ------------
                     MEDIA: 3.1%
  2,000,000          America Online, Inc., 3.000%, due 12/06/19       1,215,000
  3,500,000          EchoStar Communications Corp., 4.875%,
                       due 01/01/07                                   3,574,375
    495,000    #     Sinclair Broadcast Group, Inc., 4.875%,
                       due 07/15/18                                     517,894
    495,000          Sirius Satellite Radio, Inc., 3.500%,
                       due 06/01/08                                     650,925
                                                                   ------------
                                                                      5,958,194
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 0.3%
    919,000          Shaw Group, Inc., 2.270%, due 05/01/21             590,458
                                                                   ------------
                                                                       590,458
                                                                   ------------
                     MINING: 1.5%
  1,500,000   @@     Inco Ltd., 3.250%, due 03/29/21                  1,021,875
  1,985,000  #,@@    Inco Ltd., 1.000%, due 03/14/23                  1,826,200
                                                                   ------------
                                                                      2,848,075
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.1%
  1,985,000  #,@@    Tyco International Group SA, 2.750%,
                       due 01/15/18                                   2,131,394
                                                                   ------------
                                                                      2,131,394
                                                                   ------------
                     OIL & GAS: 7.6%
  3,498,000          Devon Energy Corp., 4.900%, due 08/15/08         3,576,705
  2,500,000          Kerr-McGee Corp., 5.250%, due 02/15/10           2,750,000
  2,165,000          Nabors Industries, Inc., 2.530%, due 02/05/21    1,434,313
  2,100,000          Parker Drilling Co., 5.500%, due 08/01/04        2,047,500
  1,985,000    #     Pride Intl., Inc., 3.250%, due 05/01/33          2,257,938
  3,000,000   @@     Transocean, Inc., 1.500%, due 05/15/21           2,932,500
                                                                   ------------
                                                                     14,998,956
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
  1,975,000          Cooper Cameron Corp., 1.750%, due 05/17/21       2,014,500
                                                                   ------------
                                                                      2,014,500
                                                                   ------------
                     PHARMACEUTICALS: 5.0%
  3,000,000          Alza Corp., 3.000%, due 07/28/20                 2,287,500
  2,000,000    #     Celgene Corp., 1.750%, due 06/01/08              2,060,000
  2,000,000          Cephalon, Inc., 2.500%, due 12/15/06             1,922,500
  1,000,000          Cephalon, Inc., 5.250%, due 05/01/06             1,041,250
  1,985,000    #     Watson Pharmaceuticals, Inc., 1.750%,
                       due 03/15/23                                   2,317,488
                                                                   ------------
                                                                      9,628,738
                                                                   ------------
                     RETAIL: 2.1%
  6,000,000          Duane Reade, Inc., 2.148%, due 04/16/22          3,075,000
    990,000    #     Triarc Cos., 5.000%, due 05/15/23                1,054,350
                                                                   ------------
                                                                      4,129,350
                                                                   ------------
                     SEMICONDUCTORS: 7.0%
  3,000,000          Advanced Micro Devices, Inc., 4.750%,
                       due 02/01/22                                   2,313,750
  2,000,000          Analog Devices, Inc., 4.750%, due 10/01/05       2,045,000
  2,475,000  #,@@    ASM International NV, 5.250%, due 05/15/10       2,666,812
  3,000,000   @@     Chartered Semiconductor Manufacturing Ltd.,
                       2.500%, due 04/02/06                           3,078,750
  1,000,000    #     Cypress Semiconductor Corp., 1.250%,
                       due 06/15/08                                   1,016,250
  1,985,000    #     Micron Technology, Inc., 2.500%, due 02/01/10    2,391,925
                                                                   ------------
                                                                     13,512,487
                                                                   ------------
                     SOFTWARE: 3.2%
  3,500,000          BEA Systems, Inc., 4.000%, due 12/15/06          3,355,625
  2,500,000          First Data Corp., 2.000%, due 03/01/08           2,856,250
                                                                   ------------
                                                                      6,211,875
                                                                   ------------
                     TELECOMMUNICATIONS: 7.1%
  1,980,000          Lucent Technologies, Inc., 2.750%,
                       due 06/15/23                                   1,980,000
  2,000,000          Nextel Communications, Inc., 6.000%,
                       due 06/01/11                                   2,100,000
  3,000,000    #     Nextel Partners, Inc., 1.500%, due 11/15/08      3,052,500
  2,000,000          Tekelec, 3.250%, due 11/02/04                    1,925,000
  3,980,000          US Cellular Corp., 6.000%, due 06/15/15          1,805,925
  1,985,000    #     Utstarcom, Inc., 0.875%, due 03/01/08            2,863,363
                                                                   ------------
                                                                     13,726,788
                                                                   ------------
                     Total Convertible Bonds
                       (Cost $127,437,480)                          135,875,492
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 1.6%
                     ENGINEERING & CONSTRUCTION: 1.1%
  1,980,000    #     Massey Energy Co., 4.750%, due 05/15/23       $  2,093,850
                                                                   ------------
                                                                      2,093,850
                                                                   ------------
                     INSURANCE: 0.5%
  1,000,000          American Intl. Group, 0.500%, due 05/15/07         957,500
                                                                   ------------
                                                                        957,500
                                                                   ------------
                     Total Corporate Bonds
                       (Cost $2,913,033)                              3,051,350
                                                                   ------------
MUTUAL FUNDS: 3.0%
                     EQUITY FUND: 3.0%
     60,000          SPDR Trust Series 1                              5,817,000
                                                                   ------------
                                                                      5,817,000
                                                                   ------------
                     Total Mutual Funds
                       (Cost $5,309,940)                              5,817,000
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 17.5%
                     AUTO MANUFACTURERS: 2.4%
     55,000    @     Ford Motor Co Capital Trust II                $  2,462,350
     85,000          General Motors Corp.                             2,113,950
                                                                   ------------
                                                                      4,576,300
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.0%
     88,300    @     Gabelli Asset Management, Inc.                   1,951,430
                                                                   ------------
                                                                      1,951,430
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 1.1%
     34,700    @     Allied Waste Industries, Inc.                    2,047,300
                                                                   ------------
                                                                      2,047,300
                                                                   ------------
                     FOOD: 0.7%
     23,164    @     Suiza Capital Trust II                           1,331,930
                                                                   ------------
                                                                      1,331,930
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 0.6%
     25,000          International Paper Capital                      1,237,500
                                                                   ------------
                                                                      1,237,500
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.2%
     25,000    @     Anthem, Inc.                                     2,232,500
                                                                   ------------
                                                                      2,232,500
                                                                   ------------
                     INSURANCE: 5.9%
     79,000          Hartford Financial Services Group, Inc.          4,105,584
     20,000          Prudential Financial, Inc.                       1,118,000
     62,000          Reinsurance Group of America                     3,357,300
    118,000          Travelers Property Casualty Corp.                2,944,100
                                                                   ------------
                                                                     11,524,984
                                                                   ------------
                     MEDIA: 1.1%
     19,850    #     News Corp. Finance Trust II                      2,123,950
                                                                   ------------
                                                                      2,123,950
                                                                   ------------
                     OIL & GAS: 0.2%
      4,960    #     Chesapeake Energy Corp.                            323,640
                                                                   ------------
                                                                        323,640
                                                                   ------------
                     OIL & GAS SERVICES: 1.5%
     57,005    @@    Weatherford Intl. Ltd.                           2,992,762
                                                                   ------------
                                                                      2,992,762
                                                                   ------------
                     SAVINGS & LOANS: 1.0%
     33,000          Washington Mutual, Inc.                          1,930,500
                                                                   ------------
                                                                      1,930,500
                                                                   ------------
                     TELECOMMUNICATIONS: 0.5%
     10,000    @     Lucent Technologies, Inc.                        1,038,800
          1   @,X    WinStar Communications, Inc., Series A                  --
     51,931   @,X    WinStar Communications, Inc., Series D                  --
                                                                   ------------
                                                                      1,038,800
                                                                   ------------
                     TRANSPORTATION: 0.3%
        990    #     Kansas City Southern                               523,586
                                                                   ------------
                                                                        523,586
                                                                   ------------
                     Total Preferred Stock
                       (Cost $33,346,008)                            33,835,182
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $179,920,420)                          189,580,911
                                                                   ------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.9%
               REPURCHASE AGREEMENT: 0.9%
$ 1,761,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,761,166 to be received
                 upon repurchase (Collateralized by $1,605,000
                 U.S. Treasury Bond, 5.250%, Market Value
                 $1,799,606, due 02/15/26)                         $  1,761,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,761,000)                                    1,761,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $181,681,420)*                     98.7%    $191,341,911
               OTHER ASSETS AND LIABILITIES-NET            1.3%       2,472,134
                                                         -----     ------------
               NET ASSETS                                100.0%    $193,814,045
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
* Cost for federal income tax purposes is $181,801,809. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 16,580,703
               Gross Unrealized Depreciation                         (7,040,601)
                                                                   ------------
               Net Unrealized Appreciation                         $  9,540,102
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 53.8%
                     AEROSPACE/DEFENSE: 0.6%
      6,500          General Dynamics Corp.                        $    434,330
                                                                   ------------
                                                                        434,330
                                                                   ------------
                     BANKS: 2.2%
     10,700          Bank of America Corp.                              793,940
     16,700          Wells Fargo & Co.                                  806,610
                                                                   ------------
                                                                      1,600,550
                                                                   ------------
                     COMMERCIAL SERVICES: 0.6%
     26,700    @     Cendant Corp.                                      448,560
                                                                   ------------
                                                                        448,560
                                                                   ------------
                     COMPUTERS: 1.8%
     41,800    @     EMC Corp.                                          452,276
     43,984          Hewlett-Packard Co.                                857,688
                                                                   ------------
                                                                      1,309,964
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 0.9%
     12,700          Kimberly-Clark Corp.                               659,511
                                                                   ------------
                                                                        659,511
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.3%
     35,100          Citigroup, Inc.                                  1,439,802
      5,300          Goldman Sachs Group, Inc.                          431,950
     13,200          JP Morgan Chase & Co.                              433,752
     16,800          Morgan Stanley                                     768,600
                                                                   ------------
                                                                      3,074,104
                                                                   ------------
                     ELECTRIC: 0.9%
     96,500    @     Reliant Resources, Inc.                            646,550
                                                                   ------------
                                                                        646,550
                                                                   ------------
                     ELECTRICAL COMPONENT & EQUIPMENT: 0.9%
     12,700          Emerson Electric Co.                               664,210
                                                                   ------------
                                                                        664,210
                                                                   ------------
                     FOOD: 0.5%
     19,000          Sara Lee Corp.                                     346,180
                                                                   ------------
                                                                        346,180
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 0.7%
     12,600          Bowater, Inc.                                      493,794
                                                                   ------------
                                                                        493,794
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.3%
     11,000    @     WellPoint Health Networks                          938,740
                                                                   ------------
                                                                        938,740
                                                                   ------------
                     INSURANCE: 7.7%
      8,000          American Intl. Group                               463,040
     10,100          Chubb Corp.                                        646,703
     16,900          Cigna Corp.                                        948,090
     20,800          Hartford Financial Services Group, Inc.            970,112
     19,500          Loews Corp.                                        937,950
     16,000          St. Paul Cos.                                      585,280
     60,450          Travelers Property Casualty Corp.                  987,149
                                                                   ------------
                                                                      5,538,324
                                                                   ------------
                     MEDIA: 3.2%
     38,400    @     AOL Time Warner, Inc.                              584,448
     22,300    @     Comcast Corp.                                      671,453
     13,300    @     Viacom, Inc.                                       605,416
     21,200          Walt Disney Co.                                    416,580
                                                                   ------------
                                                                      2,277,897
                                                                   ------------
                     MINING: 2.3%
     47,900          Alcoa, Inc.                                      1,178,819
     23,600          Freeport-McMoRan Copper & Gold, Inc.               518,020
                                                                   ------------
                                                                      1,696,839
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.7%
     29,500          Honeywell Intl., Inc.                              772,900
     24,100   @@     Tyco International Ltd.                            426,570
                                                                   ------------
                                                                      1,199,470
                                                                   ------------
                     OIL & GAS: 6.9%
      8,400          Amerada Hess Corp.                                 411,600
     16,700          Anadarko Petroleum Corp.                           822,976
     12,668          Apache Corp.                                       835,075
      7,900          ChevronTexaco Corp.                                560,426
     12,800          ConocoPhillips                                     690,816
     11,300          Kerr-McGee Corp.                                   537,654
     14,700   @@     Royal Dutch Petroleum Co.                          669,585
     20,400    @     Transocean, Inc.                                   476,748
                                                                   ------------
                                                                      5,004,880
                                                                   ------------
                     OIL & GAS SERVICES: 0.7%
     22,600          Halliburton Co.                                    539,462
                                                                   ------------
                                                                        539,462
                                                                   ------------
                     PHARMACEUTICALS: 3.8%
      7,500    @     Barr Laboratories, Inc.                            395,625
     24,600    @     King Pharmaceuticals, Inc.                         352,026
     37,275          Pfizer, Inc.                                     1,156,271
     18,400          Wyeth                                              806,840
                                                                   ------------
                                                                      2,710,762
                                                                   ------------
                     PIPELINES: 0.6%
     52,700          EL Paso Corp.                                      458,490
                                                                   ------------
                                                                        458,490
                                                                   ------------
                     RETAIL: 4.5%
     24,200          CVS Corp.                                          631,620
     20,100    @     Federated Department Stores                        653,250
     19,000          Home Depot, Inc.                                   617,310
     48,000          McDonald's Corp.                                   899,040
     14,600          Sears Roebuck and Co.                              437,708
                                                                   ------------
                                                                      3,238,928
                                                                   ------------
                     SAVINGS & LOANS: 1.1%
     20,000          Washington Mutual, Inc.                            815,600
                                                                   ------------
                                                                        815,600
                                                                   ------------
                     SEMICONDUCTORS: 0.7%
     69,300    @     Advanced Micro Devices, Inc.                       504,504
                                                                   ------------
                                                                        504,504
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 5.9%
     56,900    @     3Com Corp.                                    $    278,810
     65,000    @     AT&T Wireless Services, Inc.                       505,050
    175,200    @     Lucent Technologies, Inc.                          387,192
     25,100          SBC Communications, Inc.                           639,046
    170,000    @     Tellabs, Inc.                                    1,349,800
     29,848          Verizon Communications, Inc.                     1,129,747
                                                                   ------------
                                                                      4,289,645
                                                                   ------------
                     Total Common Stock
                       (Cost $42,184,668)                            38,891,294
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.0%
                     TELECOMMUNICATIONS: 0.0%
$ 2,000,000  #,X,@   SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                $         --
                                                                   ------------
                                                                             --
                                                                   ------------
                     Total Convertible Bonds
                       (Cost $2,000,000)                                     --
                                                                   ------------
CORPORATE BONDS: 20.9%
                     AGRICULTURE: 0.1%
     40,000    #     Bunge Ltd. Finance Corp., 5.875%,
                       due 05/15/13                                      41,219
                                                                   ------------
                                                                         41,219
                                                                   ------------
                     CHEMICALS: 0.8%
    500,000          Dow Chemical Co., 5.750%, due 12/15/08             551,146
                                                                   ------------
                                                                        551,146
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.1%
    500,000          Boeing Capital Corp., 7.100%, due 09/27/05         552,290
    550,000          General Motors Acceptance Corp., 6.125%,
                       due 09/15/06                                     577,143
    900,000    #     Goldman Sachs Group LP, 6.625%, due 12/01/04       968,760
    120,000  #,@@    PF Export Receivables Master Trust, 3.748%,
                       due 06/01/13                                     122,315
                                                                   ------------
                                                                      2,220,508
                                                                   ------------
                     ELECTRIC: 3.1%
    450,000    @@    Empresa Nacional de Electricidad SA/Chile,
                       8.500%, due 04/01/09                             473,439
    450,000          Exelon Corp., 6.750%, due 05/01/11                 528,105
     90,000          Nisource Finance Corp., 6.150%, due 03/01/13        96,653
    500,000          Progress Energy, Inc., 6.750%, due 03/01/06        556,030
    500,000    @@    Tenaga Nasional BHD, 7.625%, due 04/01/11          590,479
                                                                   ------------
                                                                      2,244,706
                                                                   ------------
                     FOOD: 0.9%
    450,000          ConAgra Foods, Inc., 9.750%, due 03/01/21          648,143
                                                                   ------------
                                                                        648,143
                                                                   ------------
                     INSURANCE: 0.1%
     90,000    #     Zurich Capital Trust I, 8.376%, due 06/01/37        98,672
                                                                   ------------
                                                                         98,672
                                                                   ------------
                     IRON/STEEL: 0.1%
     50,000          Armco, Inc., 9.000%, due 09/15/07                   45,250
                                                                   ------------
                                                                         45,250
                                                                   ------------
                     MEDIA: 1.8%
     40,000          AMFM, Inc., 8.000%, due 11/01/08                    47,307
    500,000          AOL Time Warner, Inc., 5.625%, due 05/01/05        529,746
    400,000          Comcast Corp., 10.625%, due 07/15/12               523,400
    100,000          Mediacom Broadband LLC, 11.000%, due 07/15/13      110,500
     70,000          Time Warner, Inc., 6.950%, due 01/15/28             75,628
                                                                   ------------
                                                                      1,286,581
                                                                   ------------
                     MULTI-NATIONAL: 0.1%
    100,000    @@    Corp. Andina de Fomento CAF, 5.200%,
                       due 05/21/13                                     101,867
                                                                   ------------
                                                                        101,867
                                                                   ------------
                     OIL & GAS: 1.7%
    400,000          Conoco, Inc., 5.900%, due 04/15/04                 415,094
     90,000    #     Enterprise Products Partners LP, 6.875%,
                       due 03/01/33                                     102,986
    120,000    @@    Husky Oil Co., 8.900%, due 08/15/28                135,300
    500,000          Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     553,750
                                                                   ------------
                                                                      1,207,130
                                                                   ------------
                     PIPELINES: 0.8%
    130,000          CenterPoint Energy Resources Corp., 8.125%,
                       due 07/15/05                                     140,852
    400,000          Kinder Morgan, Inc., 6.500%, due 09/01/12          461,053
                                                                   ------------
                                                                        601,905
                                                                   ------------
                     SOVEREIGN: 5.0%
  1,000,000    @@    Canadian Government Bond, 4.500%,
                       due 09/01/07                                     754,170
    615,705    @@    Federal Republic of Brazil, 8.000%,
                       due 04/15/14                                     548,047
  1,000,000    @@    German Government Bond, 4.500%,
                       due 08/17/07                                   1,255,706
    500,000    @@    Mexican Government Bond, 6.375%, due 01/16/13      539,250
    500,000    @@    Turkish Government Bond 11.000%, due 01/14/13      513,750
                                                                   ------------
                                                                      3,610,923
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 3.3%
$   500,000          AT&T Wireless Services, Inc., 8.125%,
                       due 05/01/12                                $    608,293
    500,000          Citizens Communications Co., 7.450%,
                       due 01/15/04                                     516,561
    500,000    @@    France Telecom, 10.000%, due 03/01/31              689,305
    500,000          Sprint Capital Corp., 8.375%, due 03/15/12         584,838
    500,000   @ X    WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                         100
                                                                   ------------
                                                                      2,399,097
                                                                   ------------
                     Total Corporate Bonds
                       (Cost $13,886,081)                            15,057,147
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 3.5%
                     U.S. TREASURY BOND: 1.9%
  1,225,000    S     5.375%, due 02/15/31                             1,423,680
                                                                   ------------
                                                                      1,423,680
                                                                   ------------
                     U.S. TREASURY NOTES: 1.6%
    505,000    S     1.625%, due 04/30/05                               508,294
    150,000          2.625%, due 05/15/08                               152,496
    500,000    S     3.625%, due 05/15/13                               511,602
                                                                   ------------
                                                                      1,172,392
                                                                   ------------
                     Total U.S. Treasury Obligations
                       (Cost $2,532,735)                              2,596,072
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.1%
                     FEDERAL HOME LOAN BANK: 0.7%
    500,000          4.500%, due 11/15/12                               535,419
                                                                   ------------
                                                                        535,419
                                                                   ------------
                     FEDERAL HOME LOAN MORTGAGE ASSOCIATION: 2.7%
    459,925          5.500%, due 01/01/14                               478,810
    225,091          6.000%, due 04/01/14                               234,212
    635,558          6.500%, due 12/01/31                               661,377
    531,920          7.000%, due 06/01/29                               558,417
                                                                   ------------
                                                                      1,932,816
                                                                   ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.9%
    500,000          5.000%, due 12/31/99                               511,094
  1,162,998          6.000%, due 01/01/32                             1,208,907
    584,088          6.000%, due 02/01/32                               607,167
  1,700,000          6.000%, due 12/31/99                             1,761,095
    682,775          6.500%, due 06/01/14                               717,870
    103,257          6.500%, due 08/01/15                               108,502
    373,661          6.500%, due 12/01/31                               389,549
    830,789          7.000%, due 03/01/15                               885,339
    131,488          7.500%, due 09/01/30                               139,827
     79,227          8.000%, due 08/01/30                                85,726
                                                                   ------------
                                                                      6,415,076
                                                                   ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.8%
  1,498,412          6.500%, due 06/15/29                             1,573,324
    229,147          7.500%, due 11/15/29                               243,852
    177,250          8.000%, due 07/15/30                               191,671
                                                                   ------------
                                                                      2,008,847
                                                                   ------------
                     Total U.S. Government Agency Obligations
                       (Cost $10,330,789)                            10,892,158
                                                                   ------------
OTHER ASSET-BACKED SECURITIES: 0.9%
                     DIVERSIFIED FINANCIAL SERVICES: 0.1%
     60,000  #, @@   PF Export Receivables Master Trust                  60,600
                                                                   ------------
                                                                         60,600
                                                                   ------------
                     HOME EQUITY ABS: 0.8%
    534,951          Emergent Home Equity Loan Trust                    577,068
                                                                   ------------
                                                                        577,068
                                                                   ------------
                     Total Other Asset Backed Securities
                       (Cost $576,043)                                  637,668
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
MUTUAL FUNDS: 1.5%
                     MUTUAL FUND: 1.5%
    128,416    B     ING High Yield Bond Fund                         1,087,687
                                                                   ------------
                     Total Mutual Funds
                       (Cost $1,080,920)                              1,087,687
                                                                   ------------
PREFERRED STOCK: 1.6%
                     DIVERSIFIED FINANCIAL SERVICES: 1.6%
     33,800          Alliance Capital
                     Management Holding LP                            1,183,000
                                                                   ------------
                                                                      1,183,000
                                                                   ------------
                     TELECOMMUNICATIONS: 0.0%
         10    @     XO Communications, Inc.                                 --
                                                                   ------------
                                                                             --
                                                                   ------------
                     Total Preferred Stock
                       (Cost $1,115,320)                              1,183,000
                                                                   ------------
Number of
Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                     BUILDING MATERIALS: 0.0%
        400  # @ X   Dayton Superior Corp.                                    4
                     Food/Beverage: 0.0%
        370   @ X    North Atlantic Trading Co.                              --
                     Telecommunications: 0.0%
        500   @ X    Iridium World Communications, Inc.                       5
                                                                   ------------
                     Total Warrants
                       (Cost $57,953)                                         9
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $73,764,509)                          $ 70,345,035
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.3%
               Repurchase Agreements: 5.3%
$ 3,847,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $3,847,362 to be received
                 upon repurchase (Collateralized by $ 3,225,000
                 U.S. Treasury Bond, 6.000%, Market Value
                 $3,930,672, due 02/15/26)                         $  3,847,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $3,847,000)                                    3,847,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $77,611,509)*                     102.6%    $ 74,192,035
               OTHER ASSETS AND LIABILITIES-NET           (2.6)%     (1,909,679)
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 72,282,356
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
B    Represents investments in an affiliated fund.
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $77,635,027. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  4,818,824
               Gross Unrealized Depreciation                         (8,261,817)
                                                                   ------------
               Net Unrealized Depreciation                         $ (3,442,993)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Real Estate
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 5.1%
                     HOME BUILDERS: 1.0%
      9,600          Lennar Corp.                                   $   643,680
     22,000   @      Toll Brothers, Inc.                                638,660
                                                                   ------------
                                                                      1,282,340
                                                                   ------------
                     LODGING: 4.1%
    232,800          Hilton Hotels Corp.                              3,226,608
     66,100          Starwood Hotels & Resorts Worldwide, Inc.        1,915,578
                                                                   ------------
                                                                      5,142,186
                                                                   ------------
                     Total Common Stock
                       (Cost $5,962,013)                              6,424,526
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS: 91.7%
                     APARTMENTS: 16.7%
     23,500          Archstone-Smith Trust                              558,360
    168,300          Camden Property Trust                            5,846,742
    162,700          Equity Residential                               4,308,296
    107,500          Gables Residential Trust                         3,170,175
    104,300          Home Properties of NY, Inc.                      3,744,370
    210,100          United Dominion Realty Trust, Inc.               3,592,710
                                                                   ------------
                                                                     21,220,653
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 13.7%
     76,200          Colonial Properties Trust                        2,667,000
    155,100          iStar Financial, Inc.                            5,118,300
    151,161          Keystone Property Trust                          3,204,072
    193,900          Liberty Property Trust                           6,451,053
                                                                   ------------
                                                                     17,440,425
                                                                   ------------
                     HEALTH CARE: 4.5%
     88,500          Health Care REIT, Inc.                           2,633,760
    213,600          Ventas, Inc.                                     3,022,440
                                                                   ------------
                                                                      5,656,200
                                                                   ------------
                     HOTELS: 0.8%
    107,400    @     Host Marriott Corp.                                966,600
                                                                   ------------
                                                                        966,600
                                                                   ------------
                     OFFICE PROPERTY: 27.4%
    221,500          Arden Realty, Inc.                               5,725,775
     78,500          Boston Properties, Inc.                          3,290,720
    108,100          Brandywine Realty Trust                          2,564,132
    135,700          CarrAmerica Realty Corp.                         3,769,746
    119,700          Corporate Office Properties Trust                1,900,836
    174,679          Equity Office Properties Trust                   4,700,612
    169,900          Mack-Cali Realty Corp.                           5,839,463
    174,200          Prentiss Properties Trust                        5,027,412
    182,200          Trizec Properties, Inc.                          1,991,446
                                                                   ------------
                                                                     34,810,142
                                                                   ------------
                     REGIONAL MALLS: 13.4%
     83,700          CBL & Associates Properties, Inc.                3,629,232
     43,000          General Growth Properties, Inc.                  2,521,950
    168,500          Macerich Co.                                     5,813,250
    133,828          Simon Property Group, Inc.                       5,034,609
                                                                   ------------
                                                                     16,999,041
                                                                   ------------
                     SHOPPING CENTERS: 8.5%
    159,000          Developers Diversified Realty Corp.              4,488,570
    160,500          Heritage Property Investment Trust               4,429,800
     55,500          Regency Centers Corp.                            1,885,890
                                                                   ------------
                                                                     10,804,260
                                                                   ------------
                     WAREHOUSE: 6.7%
    150,400          Duke Realty Corp.                                4,268,352
    159,600          Prologis                                         4,291,644
                                                                   ------------
                                                                      8,559,996
                                                                   ------------
                     Total Real Estate Investment Trusts
                       (Cost $98,600,164)                           116,457,317
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $104,562,177)                          122,881,843
                                                                   ------------
rincipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.9%
               REPURCHASE AGREEMENT: 2.9%
$ 3,723,531    State Street Repurchase Agreement, 1.250%, due
                 06/02/03, $3,723,919 to be received upon
                 repurchase (Collateralized by $3,610,000 FNMA,
                 4.625%, Market Value $3,801,214, due 08/13/04)    $  3,723,531
                                                                   ------------
               Total Short-Term Investments
                 (Cost $3,723,531)                                    3,723,531
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $108,285,708)*                     99.7%    $126,605,374
               OTHER ASSETS AND LIABILITIES-NET            0.3          327,762
                                                         -----     ------------
               NET ASSETS                                100.0%    $126,933,136
                                                         =====     ============

@    Non-income producing security
* Approximate cost for federal income tax purposes is $108,191,252. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 18,782,423
               Gross Unrealized Depreciation                           (368,299)
                                                                   ------------
               Net Unrealized Appreciation                         $ 18,414,124
                                                                   ============


                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail Funds) and Variable Products held May 29, 2003, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1. To approve a Sub-Advisory Agreement for each of the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio, between ING Investments, LLC and Wellington Management Company, LLP with no change in the Adviser or the overall management fee paid by each Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                       SHARES VOTED
                                           SHARES       AGAINST OR       SHARES       BROKER         TOTAL
                            PROPOSAL     VOTED FOR       WITHHELD      ABSTAINED     NON-VOTE     SHARES VOTED
                            --------     ---------       --------      ---------     --------     ------------
ING LargeCap Growth Fund       1         7,092,546         90,270         98,647        --          7,281,463
ING LargeCap Growth Fund       2         6,494,145        644,779        142,539        --          7,281,463

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2003 were as follows:

FUND NAME               TYPE     PER SHARE AMOUNT
---------               ----     ----------------
Financial Services
  Class A               NII         $  0.0907
  All Classes          STCG         $  0.0376
  All Classes          LTCG         $  1.0774
Large Company Value
  Class A               NII         $  0.0333
  Class Q               NII         $  0.0418
MagnaCap
  Class A               NII         $  0.0279
  Class Q               NII         $  0.0450
MidCap Value
  Class A               NII         $  0.0362
  Class B               NII         $  0.0081
  Class C               NII         $  0.0074
  Class I               NII         $  0.0742
  Class Q               NII         $  0.0629
  All Classes          STCG         $  0.1081
SmallCap Value
  Class A               NII         $  0.0386
  Class B               NII         $  0.0003
  Class C               NII         $  0.0082
  Class I               NII         $  0.0794
  All Classes          STCG         $  0.0853
Convertible
  Class A               NII         $  0.3123
  Class B               NII         $  0.2222
  Class C               NII         $  0.2327
  Class Q               NII         $  0.3412
Equity and Bond
  Class A               NII         $  0.2460
  Class B               NII         $  0.1767
  Class C               NII         $  0.1948
  Class Q               NII         $  0.2515
  Class T               NII         $  0.2078
Real Estate
  Class A               NII         $  0.1992
  Class B               NII         $  0.1650
  Class C               NII         $  0.0814
  Class I               NII         $  0.2028

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal periods ended May 31, 2003, the following percentages qualify for the dividends received deductions available to corporate shareholders; 100.00%, 100.00%, 100.00%, 18.27%, 14.04%,
58.48% and 57.24% for the ING Financial Services Fund, ING Large Company Value Fund, ING MagnaCap Value Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund, and ING Equity and Bond Fund, respectively.

For the fiscal periods ended May 31, 2003, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals; 13.30%, and 12.75% for the ING Convertible Fund, and ING Equity and Bond Fund, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under Generally Accepted Accounting Principles (book purposes) and Internal Revenue Service (tax purposes).

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE              OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS          BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------          ----------            -------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                Trustee    October      Mr. Doherty is                  106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       President and Partner,                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Doherty, Wallace,                            Present).
Born: 1934                                                Pillsbury and Murphy,
                                                          P.C., Attorneys (1996 -
                                                          Present); Director,
                                                          Tambrands, Inc. (1993 -
                                                          1998); and Trustee of
                                                          each of the funds
                                                          managed by Northstar
                                                          Investment
                                                          Management
                                                          Corporation (1993 -
                                                          1999).

J. Michael Earley(3)              Trustee    February     President and Chief             106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Executive Officer,                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Bankers Trust Company,
Born: 1945                                                N.A. (1992 - Present).

R. Barbara Gitenstein(2)          Trustee    February     President, College of           106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       New Jersey (1999 -                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Present). Formerly,
Born: 1948                                                Executive Vice
                                                          President and Provost,
                                                          Drake University (1992
                                                          - 1998).

Walter H. May(2)                  Trustee    October      Retired. Formerly,              106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Managing Director and                        (February 2002 -
Scottsdale, Arizona 85258                    Present      Director of Marketing,                       Present) and Best Prep
Born: 1936                                                Piper Jaffray, Inc.;                         Charity (1991 -
                                                          Trustee of each of the                       Present).
                                                          funds managed by
                                                          Northstar Investment
                                                          Management
                                                          Corporation (1996 -
                                                          1999).

Jock Patton(2)                    Trustee    August       Private Investor (June          106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1995 -       1997 - Present).                             (February 2002 -
Scottsdale, Arizona 85258                    Present      Formerly, Director and                       Present); Director,
Born: 1945                                                Chief Executive Officer,                     Hypercom, Inc. (January
                                                          Rainbow Multimedia                           1999 - Present); JDA
                                                          Group, Inc. (January                         Software Group, Inc.
                                                          1999 - December 2001);                       (January 1999 -
                                                          Director of Stuart                           Present); Buick of
                                                          Entertainment, Inc.;                         Scottsdale, Inc.;
                                                          Director of Artisoft, Inc.                   National Airlines, Inc.;
                                                          (1994 - 1998).                               BG Associates, Inc.; BK
                                                                                                       Entertainment, Inc.;
                                                                                                       and Arizona Rotorcraft,
                                                                                                       Inc.

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE              OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS          BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------          ----------            -------
David W.C. Putnam(3)              Trustee    October      President and Director,         106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       F.L. Putnam Securities                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Company, Inc. and its                        Present), Anchor
Born: 1939                                                affiliates; President,                       International Bond
                                                          Secretary and Trustee,                       (December 2000 -
                                                          The Principled Equity                        Present); Progressive
                                                          Marke Fund. Formerly,                        Capital Accumulation
                                                          Trustee, Trust Realty                        Trust (August 1998 -
                                                          Trust (December Corp.;                       Present); Principled
                                                          Anchor Investment                            Equity Market Fund
                                                          Trust; Bow 2000 -                            (November 1996 -
                                                          Present); Ridge Mining                       Present), Mercy
                                                          Company and each of                          Endowment
                                                          the F.L. Putnam funds                        Foundation (1995 -
                                                          managed by Northstar                         Present); Director, F.L.
                                                          Investment Foundation                        Putnam Investment
                                                          Management                                   Management Company
                                                          Corporation (1994 -                          (December 2001 -
                                                          1999).                                       Present); Asian
                                                                                                       American Bank and
                                                                                                       Trust Company (June
                                                                                                       1992 - Present); and
                                                                                                       Notre Dame Health
                                                                                                       Care Center (1991 -
                                                                                                       Present) F.L. Putnam
                                                                                                       Securities Company,
                                                                                                       Inc. (June 1978 -
                                                                                                       Present); and an
                                                                                                       Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

Blaine E. Rieke(3)                Trustee    February     General Partner,                106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Huntington Partners                          (February 2002 -
Scottsdale, Arizona 85258                    Present      (January 1997 -                              Present) and Morgan
Born: 1933                                                Present). Chairman of                        Chase Trust Co.
                                                          the Board and Trustee                        (January 1998 -
                                                          of each of the funds                         Present).
                                                          managed by ING
                                                          Investment
                                                          Management Co. LLC
                                                          (November 1998 -
                                                          February 2001).

Roger B. Vincent(3)               Trustee    February     President, Springwell           106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Corporation (1989 -                          (1994 - Present); and
Scottsdale, Arizona 85258                    Present      Present). Formerly,                          Director, AmeriGas
Born: 1945                                                Director, Tatham                             Propane, Inc. (1998 -
                                                          Offshore, Inc. (1996 -                       Present).
                                                          2000).

Richard A. Wedemeyer(2)           Trustee    February     Retired. Mr.                    106          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Wedemeyer was                                (February 2002 -
Scottsdale, Arizona 85258                    Present      formerly Vice President                      Present) and
Born: 1936                                                - Finance and                                Touchstone Consulting
                                                          Administration,                              Group (1997 - Present).
                                                          Channel Corporation
                                                          (June 1996 - April
                                                          2002). Formerly, Vice
                                                          President, Operations
                                                          and Administration,
                                                          Jim Henson
                                                          Productions. (1979 -
                                                          1997); Trustee, First
                                                          Choice Funds (1997 -
                                                          2001); and of each of
                                                          the funds managed by
                                                          ING Investment
                                                          Management Co. LLC
                                                          (1998 - 2001).

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE              OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS          BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------          ----------            -------
TRUSTEES WHO ARE "INTERESTED PERSONS"
Thomas J. McInerney(4)            Trustee    February     Chief Executive Officer,        160          Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                 2001 -       ING U.S. Financial                           Inc. (May 2003 -
Scottsdale, Arizona 85258                    Present      Services (September                          Present); Trustee, GCG
Born: 1956                                                2001 - Present);                             Trust (February 2002 -
                                                          General Manager and                          Present); Equitable Life
                                                          Chief Executive Officer,                     Insurance Co., Golden
                                                          ING U.S. Worksite                            American Life
                                                          Financial Services                           Insurance Co., Life
                                                          (December 2000 -                             Insurance Company of
                                                          Present); Member, ING                        Georgia, Midwestern
                                                          Americas Executive                           United Life Insurance
                                                          Committee (2001 -                            Co., ReliaStar Life
                                                          Present); President,                         Insurance Co., Security
                                                          Chief Executive Officer                      Life of Denver, Security
                                                          and Director of                              Connecticut Life
                                                          Northern Life Insurance                      Insurance Co.,
                                                          Company (March 2001 -                        Southland Life
                                                          October 2002), ING                           Insurance Co., USG
                                                          Aeltus Holding                               Annuity and Life
                                                          Company, Inc. (2000 -                        Company, and United
                                                          Present), ING Retail                         Life and Annuity
                                                          Holding Company                              Insurance Co. Inc
                                                          (1998 - Present), ING                        (March 2001 - Present);
                                                          Life Insurance and                           Director, Ameribest Life
                                                          Annuity Company                              Insurance Co., (March
                                                          (September 1997 -                            2001 to January 2003);
                                                          November 2002) and                           Director, First
                                                          ING Retirement                               Columbine Life
                                                          Holdings, Inc. (1997 -                       Insurance Co. (March
                                                          Present). Formerly,                          2001 to December
                                                          General Manager and                          2002); Member of the
                                                          Chief Executive Officer,                     Board, National
                                                          ING Worksite Division                        Commission on
                                                          (December 2000 -                             Retirement Policy,
                                                          October 2001),                               Governor's Council on
                                                          President, ING-SCI, Inc.                     Economic
                                                          (August 1997 -                               Competitiveness and
                                                          December 2000);                              Technology of
                                                          President, Aetna                             Connecticut,
                                                          Financial Services                           Connecticut Business
                                                          (August 1997 -                               and Industry
                                                          December 2000).                              Association, Bushnell;
                                                                                                       Connecticut Forum;
                                                                                                       Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE              OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS          BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------          ----------            -------
John G. Turner(5)                 Trustee    October      Chairman, Hillcrest             106          Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                 1999 -       Capital Partners (May                        Hormel Foods
Scottsdale, Arizona 85258                    Present      2002-Present);                               Corporation (March
Born: 1939                                                President, Turner                            2000 - Present); Shopko
                                                          Investment Company                           Stores, Inc. (August
                                                          (January 2002 -                              1999 - Present); and
                                                          Present). Mr. Turner                         M.A. Mortenson
                                                          was formerly Vice                            Company (March 2002 -
                                                          Chairman of ING                              Present).
                                                          Americas (2000 - 2002);
                                                          Chairman and Chief
                                                          Executive Officer of
                                                          ReliaStar Financial
                                                          Corp. and ReliaStar
                                                          Life Insurance Company
                                                          (1993 - 2000); Chairman
                                                          of ReliaStar United
                                                          Services Life Insurance
                                                          Company (1995 - 1998);
                                                          Chairman of ReliaStar
                                                          Life Insurance Company
                                                          of New York (1995 -
                                                          2001); Chairman of
                                                          Northern Life Insurance
                                                          Company (1992 - 2001);
                                                          Chairman and Trustee of
                                                          the Northstar
                                                          affiliated investment
                                                          companies (1993 - 2001)
                                                          and Director, Northstar
                                                          Investment Management
                                                          Corporation and its
                                                          affiliates (1993 -
                                                          1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)                 AND LENGTH OF                DURING THE
            AND AGE               HELD WITH THE TRUST            TIME SERVED(1)              PAST FIVE YEARS
            -------               -------------------            --------------              ---------------
OFFICERS:
James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258         Chief Operating            June 2000 - Present      LLC, ING Funds Services, LLC, ING
Born: 1949                        Officer                                             Advisors, Inc., ING Investments,
                                                                                      LLC, Lexington Funds Distributor,
                                  Senior Executive           June 2000 - February     Inc., Express America T.C. Inc. and
                                  Vice President             2001                     EAMC Liquidation Corp. (since
                                                                                      December 2001); Executive Vice
                                  Secretary                  April 1995 - February    President and Chief Operating
                                                             2001                     Officer of ING Funds Distributor,
                                                                                      LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September 2002);
                                                                                      Senior Executive Vice President
                                                                                      (June 2000 to December 2000) and
                                                                                      Secretary (April 1995 to December
                                                                                      2000) of ING Capital Corporation,
                                                                                      LLC, ING Funds Services, LLC, ING
                                                                                      Investments, LLC, ING Advisors,
                                                                                      Inc., Express America T.C. Inc.,
                                                                                      and EAMC Liquidation Corp.; and
                                                                                      Executive Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (May 1998 to June 2000)
                                                                                      and Senior Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (April 1995 to April
                                                                                      1998).

Stanley D. Vyner                  Executive Vice             March 2003- Present      Executive Vice President, ING
7337 E. Doubletree Ranch Rd.,     President                  (For the ING Funds)      Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                             LLC (July 2000 - Present) and Chief
Born: 1950                                                   July 1996 - March        Investment Officer of the
                                                             2002 (For the            International Portfolios, ING
                                                             international            Investments, LLC (July 1996 -
                                                             portfolios of the        Present.) Formerly, President and
                                                             Pilgrim Funds)           Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -
                                                                                      August 2002).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001 to
                                                                                      October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING Funds
                                                                                      Distributor, LLC (June 1998 to
                                                                                      December 2001) and Chief Financial
                                                                                      Officer of Endeavor Group (April
                                                                                      1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)                 AND LENGTH OF                DURING THE
            AND AGE               HELD WITH THE TRUST            TIME SERVED(1)              PAST FIVE YEARS
            -------               -------------------            --------------              ---------------
OFFICERS:
Robert S. Naka                    Senior Vice President      November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                        Assistant Secretary        July 1996 - Present      ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Robyn L. Ichilov                  Vice President             November 1997 -          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                Present                  Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Kimberly A. Anderson              Vice President and         February 2001 -          Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                  Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                  November 1999 -          ING Advisors, Inc., ING
                                  Vice President and         February 2001            Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Lauren D. Bensinger               Vice President             February 2003 -          Vice President and Chief
7337 E. Doubletree Ranch Rd.,                                Present                  Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                             Distributor, LLC (July 1995 to
Born: 1954                                                                            Present); Vice President (February
                                                                                      1996 to Present) and Chief
                                                                                      Compliance Officer (October 2001 to
                                                                                      Present), ING Investments, LLC;
                                                                                      Vice President and Chief Compliance
                                                                                      Officer, ING Advisors, Inc. (July
                                                                                      2000 to Present); Formerly, Vice
                                                                                      President and Chief Compliance
                                                                                      Officer ING Quantitative
                                                                                      Management, Inc. (July 2000 to
                                                                                      September 2002) and Vice President
                                                                                      ING Fund Services, LLC (July 1995
                                                                                      to Present).

Todd Modic                        Assistant                  August 2001 - Present    Vice-President of Financial
7337 E. Doubletree Ranch Rd.,     Vice President                                      Reporting-Fund Accounting of ING
Scottsdale, Arizona 85258                                                             Funds Services, LLC (September
Born: 1967                                                                            2002 to present). Director of
                                                                                      Financial Reporting of ING
                                                                                      Investments, LLC (March 2001 to
                                                                                      September 2002). Formerly, Director
                                                                                      of Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000 to
                                                                                      January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE               OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)                 AND LENGTH OF                DURING THE
            AND AGE               HELD WITH THE TRUST            TIME SERVED(1)              PAST FIVE YEARS
            -------               -------------------            --------------              ---------------
OFFICERS:
Maria M. Anderson                 Assistant                  August 2001 - Present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting, Stein
                                                                                      Roe Mutual Funds (July 1998 to
                                                                                      August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe Mutual
                                                                                      Funds (August 1997 to July 1998).

Susan P. Kinens                   Assistant                  February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and         Present (For the ING     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary        Funds)                   Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five
                                                                                      years.


----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
  ING Emerging Countries Fund                       ING Financial Services Fund
  ING Foreign Fund                                  ING Large Company Value Fund
  ING International Fund                            ING MagnaCap Fund
  ING International Growth Fund                     ING Tax Efficient Equity Fund
  ING International SmallCap Growth Fund            ING Value Opportunity Fund
  ING International Value Fund                      ING SmallCap Value Fund
  ING Precious Metals Fund                          ING MidCap Value Fund
  ING Russia Fund
                                                  DOMESTIC EQUITY AND INCOME FUNDS
INTERNATIONAL GLOBAL EQUITY                         ING Equity and Bond Fund
  ING Global Technology Fund                        ING Convertible Fund
  ING Global Real Estate Fund                       ING Balanced Fund
  ING Worldwide Growth Fund                         ING Growth and Income Fund

DOMESTIC EQUITY FUNDS                             FIXED INCOME FUNDS
  ING Growth Fund                                   ING Bond Fund
  ING Growth + Value Fund                           ING Classic Money Market Fund*
  ING Growth Opportunities Fund                     ING Government Fund
  ING LargeCap Growth Fund                          ING GNMA Income Fund
  ING MidCap Opportunities Fund                     ING High Yield Opportunity Fund
  ING Small Company Fund                            ING High Yield Bond Fund
  ING SmallCap Opportunities Fund                   ING Intermediate Bond Fund
  ING Technology Fund                               ING Lexington Money Market Trust*
                                                    ING National Tax Exempt Bond Fund
DOMESTIC EQUITY INDEX FUNDS                         ING Money Market Fund*
  ING Index Plus LargeCap Fund                      ING Aeltus Money Market Fund*
  ING Index Plus MidCap Fund                        ING Strategic Bond Fund
  ING Index Plus SmallCap Fund
  ING Disciplined LargeCap                        STRATEGIC ALLOCATION FUNDS
                                                    ING Strategic Allocation Growth Fund
                                                    ING Strategic Allocation Balanced Fund
                                                    ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                    ING Prime Rate Trust
                                                    ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]                                                     DEABCAR0503-0729
 ING FUNDS

ANNUAL REPORT

May 31, 2003                                 DOMESTIC EQUITY GROWTH FUNDS
                                             ING Growth + Value Fund
CLASSES I AND Q                              ING Growth Opportunities Fund
                                             ING LargeCap Growth Fund
                                             ING MidCap Opportunities Fund
                                             ING SmallCap Opportunities Fund
                                             ING Disciplined LargeCap Fund

                                             DOMESTIC EQUITY VALUE FUNDS
                                             ING Large Company Value Fund
                                             ING MagnaCap Fund
                                             ING MidCap Value Fund
                                             ING SmallCap Value Fund

                                             DOMESTIC EQUITY AND INCOME FUNDS
                                             ING Convertible Fund
                                             ING Equity and Bond Fund
                                             ING Real Estate Fund


                                    [PHOTO]

                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................      1
            Portfolio Managers' Reports:
              Domestic Equity Growth Funds ...............      2
              Domestic Equity Value Funds ................     14
              Domestic Equity and Income Funds ...........     24
            Index Descriptions ...........................     28
            Independent Auditors' Report .................     29
            Statements of Assets and Liabilities .........     30
            Statements of Operations .....................     38
            Statements of Changes in Net Assets ..........     42
            Financial Highlights .........................     50
            Notes to Financial Statements ................     63
            Portfolios of Investments ....................     85
            Trustee and Officer Information ..............    119

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

    [PHOTO]
JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
July 15, 2003

ING GROWTH + VALUE FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Louis Navellier, Navellier Fund Management, Inc., the Sub-Advisor*

GOAL: ING Growth + Value Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of equity securities, including common and preferred stock.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. Two indices of such performance, the Russell Midcap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending, buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying, When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class Q shares provided a total return of -20.79% compared to the Russell 3000 Index for which the total return was -7.73%.

PORTFOLIO SPECIFICS: In the semiannual report, we stated that the Fund underperformed the index in the first half primarily due to stock selection in the consumer discretionary and technology sectors. In the six months since, the Fund returned 1.81% and the index 9.34%. During this period, the source of the underperformance was again mainly stock selection, this time in the healthcare and technology sectors, partly offset by favorable stock selection in industrials. Sector selection also detracted from performance. In the most noteworthy cases, we were overweight in technology, which has performed relatively poorly, and were underweight in the financial sector, which was a better-than-average performer in the index. Over the last six months, sector weights underwent significant change. Principally, we cut our underweight in financials by one-third, halved the overweight in technology and reduced our heavy overweight in consumer discretionary stocks to a small amount.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* Effective June 16, 2003 ING Investments, LLC assumed direct management of the Fund. Since that date the Fund has been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell.

Portfolio Managers' Report                               ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                            6/5/00   5/31/01   5/31/02   5/31/03
                                           -------   -------   -------   -------
ING Growth + Value Fund Class Q            $10,000   $ 5,775   $ 4,103   $ 3,250
Russell 2000 Growth Index                  $10,000   $10,569   $10,516   $ 9,655
Russell 3000 Growth Index                  $10,000   $ 9,028   $ 7,902   $ 7,291

                           AVERAGE ANNUAL TOTAL RETURNS FOR
                            THE PERIODS ENDED MAY 31, 2003
                           -------------------------------
                                           SINCE INCEPTION
                              1 YEAR           6/5/00
                              ------           ------
Class Q                     -20.79%            -31.33%
Russell 2000 Index           -8.18%             -1.16%(1)
Russell 3000 Index           -7.73%             -9.99%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth + Value Fund against the Russell 2000 Index and the Russell 3000 Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 6/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING GROWTH OPPORTUNITIES FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The Growth Opportunities Fund seeks long-term growth of capital through investment in a portfolio consisting primarily of common stocks of U.S. companies that the managers feel have above-average prospects for growth.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 and the S&P 500 index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid cap growth and small cap growth stocks as well. The Russell Midcap Growth index fell 5.84%, and the Russell 2000 Growth index dropped 9.59%.

The results for the six months ending May 31, 2003 were more encouraging. The Russell 3000 Index advanced 4.92% during the six-month period and the S&P 500 moved up 3.87%. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell 3000 index moved up 15.90% and the S&P 500 advanced 15.05%. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May, 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

PERFORMANCE: For the year ended May 31, 2003, the ING Growth Opportunities Fund's Class I shares had a total return of -15.64% compared to the S&P 500 index for which the total return was -8.06%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that the Fund under-performed the index in the first half year and this was primarily due to exposure to more cyclically sensitive Technology stocks such as semiconductors. In the six months since the date of the semi-annual report, the Fund returned 1.00% and the index 3.96%. During this period, the source of the underperformance was mainly sector selection. We over weighted the Technology sector, which was a laggard for most of the period and were underweight in the Utilities and Financial sectors, which were relatively strong. Over the last six months, sector weights underwent significant change with both the substantial over weight in Technology and under weight in Financials more than halved.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Managers' Report                         ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                03/31/97      5/31/97      5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Growth Opportunities
  Fund Class I                 $1,000,000   $1,101,700   $1,351,700   $1,782,500   $2,859,900   $1,779,000   $1,275,500   $1,076,000
Russell 3000 Index             $1,000,000   $1,124,215   $1,469,157   $1,778,067   $1,964,281   $1,756,970   $1,513,693   $1,391,622
S&P 500 Index                  $1,000,000   $1,120,924   $1,454,662   $1,719,251   $1,922,589   $1,735,679   $1,519,271   $1,401,816


                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                          -----------------------------------------------------------------
                                                        SINCE INCEPTION     SINCE INCEPTION
                                                           OF CLASS I         OF CLASS Q
                           1 YEAR           5 YEAR          03/31/97             6/1/00
                           ------           ------          --------             ------
Class I                    -15.64%           -4.46%           1.19%                  --
Class Q                    -15.88%              --              --               -28.98%
Russell 3000 Index(1)       -7.73%           -0.74%           5.63%(2)            -9.99%
S&P 500 Index               -8.06%           -1.08%           5.51%(2)           -10.85%

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the Russell 3000 Index and the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund may invest in securities of large, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies than the S&P 500 Index with a large range of market capitalizations.

(2)  Since inception performance for the index is shown from 4/1/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the growth securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING LARGECAP GROWTH FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James A. Vail, CFA, Senior Vice President, ING Investments, LLC.*

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of large U.S. companies.

MARKET OVERVIEW: The S&P 500 Index posted a loss of 8.06% over the 12 months ended May 31, 2003. Declines occurred in the first half of the period due to accounting concerns, conflict with Iraq, and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the index, especially those trading at low dollar prices. For the whole period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -13.11% compared to the Russell 1000 Growth Index for which the total return was -7.85%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that underperformance in the first half year was primarily due to the underperformance of cyclically sensitive Technology stocks such as semiconductors. In the six-months since the date of the semi-annual report, the Fund returned 2.80% and the index 3.83%. During the period stock selection was neutral over all with relative gains in the Technology and Health Care sectors more or less balancing relative losses in Financials and Energy. Sector selection detracted slightly from performance on balance: we held on average an over weight in Technology, which was a laggard for most of the period, and an over weight in Energy which was generally strong, (although, as noted, the results of our stock selections were in the opposite direction). Over the last six months, sector weights did not undergo significant change. The largest pair of changes was the reduction of our over weight in Telecommunications stocks and an increase in Consumer Discretionary stocks, both by about 3 1/2%.

MARKET OUTLOOK: While we expect the recovery to continue at a more moderate pace as compared to prior cycles, our optimism has improved at the margin. The economic cycle is greatly influenced by psychology and the inventory cycle. Although the consumer has been supported by a housing refinance boom during the down cycle, business spending has been weak. Once corporate psychology improves to the point that pent up projects are released, the positive feedback loop of psychology and the inventory cycle can be put into play. Inventories remain at very low levels, so there is reason to believe that the boost to the economy from inventory growth could be substantial.

Meanwhile, government authorities are doing everything possible to set a recovery in motion. The combined monetary and fiscal stimulus of the Fed rate cuts, mortgage refinancings, and the most recent tax cut will continue to inject tremendous additional liquidity into the financial system.

In summary, the economic outlook has improved. Reduced geo-political uncertainty and aggressive economic policy conditions have lowered investors' risk aversion and improved capital market sentiment. This condition has reduced the financial distress of consumers, corporations and emerging markets government borrowers alike, setting the stage for improved growth in the quarters ahead. This enhanced economic backdrop should bode well for corporate profit growth and investor sentiment.

* Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Advisor. Andrew J. Shilling, Senior Vice Presidentand Partner is the portfolio manager.

Portfolio Managers' Report                              ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                            1/8/02        5/31/02       5/31/03
                                          ----------    ----------    ----------
ING LargeCap Growth Fund Class I          $1,000,000    $  804,700    $  699,600
Russell 1000 Growth Index                 $1,000,000    $  872,982    $  804,453
S&P 500 Index                             $1,000,000    $  935,019    $  859,615


                                                AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED MAY 31, 2003
                               ----------------------------------------------------------------
                                                            SINCE INCEPTION     SINCE INCEPTION
                                                               OF CLASS I         OF CLASS Q
                               1 YEAR           5 YEAR           1/08/02             7/21/97
                               ------           ------           -------             -------
Class I                        -13.11%              --           -22.66%                --
Class Q                        -13.36%           -0.60%              --               3.62%
Russell 1000 Growth Index       -7.85%           -4.16%          -14.24%(1)          -1.42%(2)
S&P 500 Index                   -8.06%           -1.08%          -10.13%(1)           1.61%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 1/1/02.

(2)  Since inception performance for the index is shown from 8/1/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. From time to time, the stock market may not favor the large company growth-oriented securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies.

MARKET OVERVIEW: The U.S. equity markets declined during the year ending May 31, 2003. For the period, the Russell MidCap Growth index declined 5.84%. Mid-sized stocks were not alone in their decline. The Russell 2000 Growth index fell 9.59%, the S&P 500 was down 8.06% and the Dow Jones Industrials dropped 8.90%. The NASDAQ Composite, down 1.23%, held up a little better following its steep drop in the two preceding years.

The results for the six months ending May 31, 2003 were more encouraging. The Russell MidCap Growth index advanced 10.00% during the six-month period. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell MidCap Growth index moved up 19.27%. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -8.50% compared to the Russell Mid Cap Growth Index for which the total return was -5.84% and the S&P MidCap 400 Index for which the total return was -9.14%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that the Fund outperformed the index in the first half year and this was primarily due to stock selection in the transportation, telecommunications and financial sectors. In the six months since the date of the semi-annual report, the Fund returned 4.01% and the index 10.00%. During this period, the source of the underperformance was mainly stock selection in the Healthcare and Industrials sectors. We estimate that these accounted for approximately half of the underperformance. Sector selection also detracted from performance. We held on average an over weight in Technology which was a laggard for most of the period and were underweight in the Healthcare sector which was relatively strong. Over the last six months, sector weights underwent significant change with the substantial over weight in Technology taken to an underweight and the under weight in Healthcare stocks reduced considerably.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                         ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                  8/20/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                                ----------   ----------   ----------   ----------   ----------   ----------
ING MidCap Opportunities Fund Class I           $1,000,000   $1,553,000   $2,625,900   $2,018,900   $1,548,500   $1,416,800
S&P MidCap 400 Index                            $1,000,000   $1,421,786   $1,726,818   $1,915,392   $1,961,178   $1,781,995
Russell MidCap Growth Index                     $1,000,000   $1,452,073   $2,086,903   $1,580,120   $1,309,076   $1,232,612

                                          AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED MAY 31, 2003
                                 -----------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                                 1 YEAR          8/20/98             4/4/00
                                 ------          -------             ------
Class I                          -8.50%           7.56%                 --
Class Q                          -8.69%             --              -19.70%
Russell MidCap Growth Index(1)   -5.84%           4.50%(2)          -19.94%(3)
S&P MidCap 400 Index             -9.14%          12.93%(2)           -0.52%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund normally invests in mid-cap companies that the portfolio managers feel have above average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.

(2)  Since inception performance for the index is shown from 9/1/98.

(3)  Since inception performance for the index is shown from 4/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING SMALLCAP OPPORTUNITIES FUND                       Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC.*

GOAL: The Small Cap Opportunities Fund (the "Fund") seeks capital appreciation through investing primarily in common stocks of smaller, lesser-known U.S. companies.

MARKET OVERVIEW: The U.S. equity markets declined during the year ending May 31, 2003. For the period, the Russell 2000 Growth index declined 9.59%. This small cap growth index fared slightly worse than other broad market measures: The Russell Midcap Growth index fell 5.84%, the S&P 500 was down 8.06% and the Dow Jones Industrials dropped 8.90%. The NASDAQ Composite, down 1.23%, held up a little better following its steep drop in the two preceding years.

The results for the six months ending May 31, 2003 were more encouraging. The Russell 2000 Growth index advanced 9.00% during the six-month period. Indeed, the returns for the latest three months -- ended May 31, 2003 -- were even better. In the three-month period, the Russell 2000 Growth index moved up 23.64%, leading all the major market indexes. We think that a major part of this advance can be attributed to a resurgence in those stocks that were most beaten-up over the last several years. We expect, though, that as this speculation broadens out, the advance may become more sustainable, albeit somewhat less explosive

PERFORMANCE: For the year ended May 31, 2003, the ING SmallCap Opportunities Fund's Class I shares had a total return of -24.10% compared to the Russell 2000 index for which the total return was -8.18%.

PORTFOLIO SPECIFICS: In the semi annual report we stated that underperformance in the first half year was primarily due to exposure to consumer related stocks. In the six-months since the date of the semi-annual report, the Fund returned -2.76% and the index 9.00%. During this period, the source of the underperformance was mainly stock selection in the Health Care and Technology sectors. We estimate that these accounted for approximately half and a quarter of the underperformance respectively. Sector selection also detracted from performance. We held on average an over weight in Technology, which was a laggard for most of the period and were underweight in the Financial sector which was relatively strong. Over the last six months, sector weights underwent significant change with the strong over weight in Technology reduced considerably and the under weight in Financial stocks halved.

MARKET OUTLOOK: After several years of declines, the stock market appeared to be in a recovery mode from mid-March through the end of May 2003. This seemed in part to reflect some improvement in corporate profit trends; in addition the market's advance may well have reflected investors' increasing optimism about the economy's growth later this year and into 2004.

There are reasons to believe that the conditions are favorable for both the economy and for common stocks. The combination of low interest rates (with the possibility of even further Federal Reserve loosening) and stimulative tax cuts could well spur an acceleration of the economy. And inflation certainly is not an imminent concern, notwithstanding the toll that energy prices are taking on the economy.

The Fund's investment discipline is not dependent on the forecast for the economy. The Fund will build a diversified portfolio of mostly smaller common stocks selected for their growth prospects, reasonable valuation, and evidence of relative strength.

* A team of investment professionals led by Matthew Price, CFA and David Campbell, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                       ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                    4/1/99       5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                                  ----------   ----------   ----------   ----------   ----------   ----------
ING SmallCap Opportunities Fund Class I           $1,000,000   $  980,500   $2,041,500   $1,741,100   $1,117,900   $  848,500
Russell 2000 Index                                $1,000,000   $1,105,529   $1,215,122   $1,284,246   $1,277,778   $1,173,209
Russell 2000 Growth Index                         $1,000,000   $1,090,030   $1,304,660   $1,099,367   $  925,449   $  836,669


                                             AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED MAY 31, 2003
                                  --------------------------------------------------
                                                 SINCE INCEPTION     SINCE INCEPTION
                                                    OF CLASS I         OF CLASS Q
                                  1 YEAR              4/1/99             4/4/00
                                  ------              ------             ------
Class I                           -24.10%              -3.86%                --
Class Q                           -24.30%                 --             -27.23%
Russell 2000 Growth Index(1)       -9.59%              -4.19%            -18.36%(2)
Russell 2000 Index                 -8.18%               3.91%             -4.84%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund normally invests in small-cap companies that the portfolio manager believes have above average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.

(2)  Since inception performance for the index is shown from 4/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small size growth companies in which the Fund invests.

                See accompanying index descriptions on page 28.

ING DISCIPLINED LARGECAP FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Hugh T.M. Whelan, CFA, Aeltus Investment Management, Inc., the Sub-Advisor.

GOAL: The ING Disciplined LargeCap Fund (formerly, ING Research Enhanced Index
Fund) (the "Fund") seeks capital appreciation by investing at least 80% of its net assets in stocks included in the S&P 500.

MARKET OVERVIEW: The S&P 500 Index posted a loss of 8.06% over the 12 months ended May 31, 2003. Declines occurred in the first half of the period due to accounting concerns, conflict with Iraq, and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the index, especially those trading at low dollar prices. For the whole period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -9.39%, compared to -8.06% for the S&P 500 Index.

PORTFOLIO SPECIFICS: Our return attribution analysis indicates that the bulk of the underperformance was due to stock selection, especially in April - May of 2003. The models we use to determine our overweights and underweights measure three things: business momentum/earnings quality, valuation, and market recognition. In looking at what was effective and what was not, we were hurt primarily by our market recognition variables, including price momentum, analyst estimate revision, and short interest during the rally in 2003. This was due to the fact that market's recent focus on small, low priced stocks represents a sharp change in market leadership and is unsupported by our measures of positive analyst estimate revisions. Only some of our valuation factors, like price to free cash flow, cash as a percentage of market value, and forward P/E were effective during the period.

While the Fund benefited from its underweights in less fundamentally attractive stocks in 2002, this year our underweights have detracted from performance as the stocks with the poorest fundamentals according to our measures have had the best performance on balance. The largest individual detractors from performance were our overweights of Home Depot and Cisco, and our underweight in AIG. Positive contributors to performance were our underweights in Altria Group, Baxter International, and Electronic Data Systems.

The Fund's sector allocation did not have a significant impact on performance, as is typically the case because we maintain sector exposures that are very close to those of our benchmark.

MARKET OUTLOOK: Our bottom-up quantitative ranking process is leading us currently to modest overweights in industrials and financials and small underweights in the healthcare and consumer discretionary sectors. Our fully invested approach will continue to focus on the goal of adding performance through strong individual stock selection -- not through sector or style rotation -- while maintaining overall portfolio characteristics that are representative of the S&P 500 Index.

We believe that if the current rally continues, our model will identify the strongest performing stocks based on our research which shows that stocks with attractive valuations, strong underlying business momentum, and clear market recognition usually outperform stocks, which have the worst scores in these areas over the long run.

Portfolio Manager's Report                         ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

                                              12/30/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                             ----------   ----------   ----------   ----------   ----------   ----------
ING Disciplined LargeCap Fund Class I        $1,000,000   $1,074,000   $1,143,400   $1,006,600   $  862,800   $  781,800
S&P 500 Index                                $1,000,000   $1,064,741   $1,176,250   $1,052,108   $  906,429   $  833,331

                      AVERAGE ANNUAL TOTAL RETURNS FOR
                       THE PERIODS ENDED MAY 31, 2003
                       ------------------------------
                                     SINCE INCEPTION
                         1 YEAR          12/30/98
                         ------          --------
Class I                   -9.39%          -5.42%
S&P 500 Index             -8.06%          -4.04%(1)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING LARGE COMPANY VALUE FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC.*

GOAL: The Large Company Value Fund's (the "Fund") principal objective is long-term capital appreciation through investment in a diversified portfolio consisting primarily of common stocks of large companies. Income is a secondary objective.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. The Russell MidCap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending, buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq conflict. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying, When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class Q shares provided a total return of -15.15% compared to the S&P/Barra Value index for which the total return was -8.70%.

PORTFOLIO SPECIFICS: In the semiannual report we stated that the Fund underperformed the index in the first half year, and this was primarily due to exposure to electric utilities. In the six months since the last semiannual report, the Fund returned 1.98% and the index 5.61%. During this period, the source of the underperformance was mainly sector selection. In the most noteworthy cases, we were overweight technology when it was performing poorly, and were underweighted in utilities, which was the best performing sector in the index. This was partly offset by our overweight in the strong health care sector. By contrast, the aggregate effect of stock selection was much smaller, although some of the components were individually significant. Stock selection in the financials and consumer discretionary sectors had an adverse effect on performance, while stock selection in technology and telecommunications was positive. Over the last six months, sector weights underwent significant change. We cut our underweight in financials by two-thirds, halved the overweight in health care and converted the overweight in technology to an underweight.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

                                                 10/4/01     5/31/02     5/31/03
                                                 -------     -------     -------
ING Large Company Value Fund Class Q             $10,000     $10,280     $ 8,723
S&P Barra Value Index                            $10,000     $10,433     $ 9,526
S&P 500 Index                                    $10,000     $10,349     $ 9,515

                            AVERAGE ANNUAL TOTAL RETURNS FOR
                             THE PERIODS ENDED MAY 31, 2003
                             -------------------------------
                                             SINCE INCEPTION
                                1 YEAR           10/4/01
                                ------           -------
Class Q                        -15.15%           -7.90%
S&P Barra Value Index(1)        -8.70%            8.38%(2)
S&P 500 Index                   -8.06%           -2.94%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Large Company Value Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund normally invests in companies that the portfolio manager considers to be undervalued compared to the overall stock market. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(2)  Since inception performance for the index is shown from 10/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic. From time to time, the stock market may not favor the large company value securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING MAGNACAP FUND                                     Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC.*

GOAL: The ING MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

MARKET OVERVIEW: The U.S. equity market declined during the year ending May 31, 2003. For the period, the Russell 3000 Index and the S&P 500 Index (two broad measures of market performance) declined 7.73% and 8.06%, respectively. The market's decline was evident in measures of mid-cap growth and small-cap growth stocks as well. The Russell MidCap Growth Index fell 5.84%, and the Russell 2000 Growth Index dropped 9.59%.

The reporting period was marked by continued disappointment in the economic numbers but strength in consumer spending was buoyed by record refinancing. During the final months of the fiscal year, investors were focused on geopolitical uncertainties, especially the potential for armed conflict in Iraq. Once the coalition forces did, in fact, enter Iraq, the market began trading up off its March 11 low. Through the first week of April, the overall market gained an additional 4%.

Recent market leadership has centered on the technology group, with value stocks trailing the overall market by a small margin. We have seen some institutional investors purchasing tech stocks, hoping the sector would provide the most leveraged upside returns if a widespread economic recovery ensues. To date, fundamentals have not, in our opinion, justified this type of anticipatory buying. As value investors, we are willing to forgo a small amount of short-term upside return whenever we see this kind of speculative buying. When the markets settle, we expect investors will once again focus on the fundamentals of individual companies.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class Q shares provided a total return of -12.27% compared to the S&P 500 Index for which the total return was -8.06%.

PORTFOLIO SPECIFICS: In the semi-annual report we stated that the Fund underperformed the index in the first half year, and this was primarily due to exposure to electric utilities. In the six months since the last semi-annual report, the Fund returned 2.92% and the index 3.96%. During this period, the source of the underperformance was mainly sector selection, although the components were individually small. In the largest case, we underweighted utilities, which was the best performing sector in the index. By contrast, the aggregate effect of stock selection was minor, although some of the components were individually significant. Stock selection in financials and the consumer sectors had an adverse effect on performance, while stock selection in healthcare and industrials was positive. Over the last six months, portfolio sector weights underwent significant change. The primary change was to move to an overweight in financials and reduced the underweight in the consumer sectors. This was financed by increased underweights in technology and healthcare.

MARKET OUTLOOK: Value stocks have recently been trailing their growth counterparts. While we believe this is a short-term reactionary move, equities across the spectrum are very reasonably priced today. This, in combination with low interest rates and fairly indifferent/low consumer sentiment, makes for one of the best investment opportunities we have seen in at least five years. Adding in such factors as stock market fear, post-war reconstruction uncertainty, record low interest rates, and a business environment that has been extremely conservative, we believe the upside potential for our equity market far exceeds the downside risk.

* A team of investment professionals led by William F. Coughlin, CFA, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Manager's Report                                     ING MAGNACAP FUND
--------------------------------------------------------------------------------

                                11/19/99   5/31/00   5/31/01   5/31/02   5/31/03
                                --------   -------   -------   -------   -------
ING MagnaCap Fund Class Q        $10,000   $ 9,975   $ 9,482   $ 8,469   $ 7,413
S&P 500 Index                    $10,000   $10,290   $ 9,204   $ 7,930   $ 7,290
S&P Barra Value Index            $10,000   $10,363   $11,101   $ 9,391   $ 8,574

                                         AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED MAY 31, 2003
                                ------------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                                OF CLASS I         OF CLASS Q
                                1 YEAR            3/5/03            11/19/99
                                ------            ------            --------
Class I                          --               16.82%                 --
Class Q                       -12.27%                --               -8.13%
S&P Barra Value Index(1)       -8.70%             15.05%(2)           -4.30%(3)
S&P 500 Index                  -8.06%             17.82%(2)           -8.63%(3)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(2)  Since inception performance for the index is shown from 3/1/03.

(3)  Since inception performance for the index is shown from 12/1/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments.

                See accompanying index descriptions on page 28.

                     Portfolio Manager's Report ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: The Mid Cap Investment Committee of Brandes Investment Partners L.P. the Fund's sub-adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

MARKET OVERVIEW: For the year ended May 31, 2003, the S&P 500 Index declined 8.06%. Similarly, the Russell MidCap Value Index, which aims to measure the performance of medium-sized U.S. stocks, shed 5.73%.

Early in the period, U.S. equity prices retreated amid continued concerns regarding corporate accounting improprieties and mixed economic reports. To bolster the sluggish economy, the U.S. Federal Reserve Board cut interest rates a half percent in November.

In early 2003, stock prices continued to languish, as consumer confidence reached its lowest level in nearly 10 years and the unemployment rate stayed at 6%. Uncertainty surrounding U.S. military action in Iraq also weighed on sentiment. Stocks rebounded substantially in April and May, however, as evidence of improving corporate profits, improving consumer sentiment, and the end of large-scale combat in Iraq paralleled strong returns.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -16.35% compared to the Russell MidCap Value Index for which the total return was -5.73%.

PORTFOLIO SPECIFICS: During the year, declines for holdings in the auto components industry had the most significant influence on the Fund's returns. Goodyear Tire & Rubber (2.1% of the Fund) and Visteon (1.6%) were among positions registering declines. Holdings in the airlines and insurance industries, such as AMR (airlines -- 1.6%) and Allmerica Financial (insurance -- 0.9%), also tended to decline.

While a majority of the Fund's holdings declined during the period, advances for positions in industries such as food products and semiconductors & equipment contributed positively to performance. Other top performers included holdings such as PG&E (electric utilities -- 1.9%) and Lucent Technologies
(communications equipment -- 2.0%).

During the period, we sold Reebok International (textiles, apparel & luxury goods -- 0.0%) as its market price advanced to our estimate of its intrinsic value. In addition, we sold positions such as Comverse Technology (wireless telecom services -- 0.0%) and Massey Energy (metals & mining -- 0.0%) to pursue other investment opportunities.

Positions added during the year included firms such as CIT Group (diversified financial services -- 3.8%) and El Paso (electric utilities -- 2.5%). We purchased each new position at price levels that we believe offer significant potential for long-term appreciation. We also added to select existing positions at price levels that we consider attractive.

As of May 31, 2003, the Fund's most significant weightings lie in the insurance and electric utilities industries. Keep in mind that weightings are not the product of industry-level forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities.

MARKET OUTLOOK: As value investors, we offer no predictions regarding the short-term direction of the overall market. A key teaching from Ben Graham -- widely considered the father of the value investing approach -- is that, in the short term, the stock market is a voting machine, with a stock's price reflecting only the stock's popularity with investors on any given day. In the long term, however, the market is more of a weighing machine, aligning a stock's price to reflect the fair value of the underlying business.

For value investors, this means that a stock's price and its fair value often "detach" from one another in the short term. Because of the manic-depressive nature of the overall market -- where sentiment can shift between sweeping, carefree optimism and overwhelming fear and uncertainty seemingly overnight -- prices of stocks tend to fluctuate much more than the intrinsic value of the companies they represent. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

We target the latter situation, purchasing stocks that are trading at discounts to their fair values and then holding these stocks until the market recognizes their inherent worth. By confidently approaching the short-term vagaries of the market with rational, objective analysis, we believe we can identify compelling investment opportunities and deliver superior long-term results.

Portfolio Manager's Report                                 ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                          3/4/02         5/31/02        5/31/03
                                        ----------     ----------     ----------
ING MidCap Value Fund Class I           $1,000,000     $1,009,800     $  844,700
Russell MidCap Value Index              $1,000,000     $1,048,830     $  988,717

                                TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                               -------------------------------------------------
                                            SINCE INCEPTION     SINCE INCEPTION
                                               OF CLASS I         OF CLASS Q
                                 1 YEAR          3/4/02             4/17/02
                                 ------          ------             -------
Class I                         -16.35%         -12.72%                 --
Class Q                         -16.62%             --              -16.71%
Russell MidCap Value Index       -5.73%          -0.90%(1)           -5.43%(2)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 3/1/02.

(2)  Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING SMALLCAP VALUE FUND                               Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: The SmallCap Investment Committee of Brandes Investment Partners L.P. the Fund's sub-adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

MARKET OVERVIEW: For the year ended May 31, 2003, the S&P 500 Index declined 8.06%. Similarly, the Russell 200 Value Index, which aims to measure the performance of smaller U.S. stocks, shed 8.78%.

Early in the period, U.S. equity prices retreated amid continued concerns regarding corporate accounting improprieties and mixed economic reports. To bolster the sluggish economy, the U.S. Federal Reserve Board cut interest rates a half percent in November.

In early 2003, stock prices continued to languish, as consumer confidence reached its lowest level in nearly 10 years and the unemployment rate stayed at 6%. Uncertainty surrounding U.S. military action in Iraq also weighed on sentiment. Stocks rebounded substantially in April and May, however, as evidence of improving corporate profits, improving consumer sentiment, and the end of large-scale combat in Iraq paralleled strong returns.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -9.49% compared to the Russell 200 Value Index for which the total return was -8.78%.

PORTFOLIO SPECIFICS: During the year, declines for holdings in the metals & mining industry had the most significant influence on the Fund's returns. Stillwater Mining (1.4% of the Fund) and Wolverine Tube (2.3%) were among positions registering declines. Holdings in the textiles, apparel & luxury goods and electrical equipment industries, such as Tommy Hilfiger (textiles, apparel & luxury goods -- 2.2%) and Belden (electrical equipment -- 2.5%), also tended to decline.

While a majority of the Fund's holdings declined during the period, advances for positions in industries such as communications equipment and wireless telecom services contributed positively to performance. Other top performers included holdings such as Avaya (communications equipment -- 4.0%) and Fleetwood Enterprises (household durables -- 2.8%).

During the period, we sold positions such as American Physicians Capital (insurance) and Syms (specialty retail) as their market prices advanced to our estimates of their intrinsic values. In addition, we sold select holdings to pursue other investment opportunities.

Positions added during the year included firms such as Goodyear Tire & Rubber (auto components -- 3.6%) and Gateway (computers & peripherals -- 2.5%). We purchased each new position at price levels that we believe offer significant potential for long-term appreciation. We also added to select existing positions at price levels that we consider attractive.

As of May 31, 2003, the Fund's most significant weighting lies in the metals & mining industry. Keep in mind that weightings are not the product of industry-level forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities.

MARKET OUTLOOK: As value investors, we offer no predictions regarding the short-term direction of the overall market. A key teaching from Ben Graham -- widely considered the father of the value investing approach -- is that, in the short term, the stock market is a voting machine, with a stock's price reflecting only the stock's popularity with investors on any given day. In the long term, however, the market is more of a weighing machine, aligning a stock's price to reflect the fair value of the underlying business.

For value investors, this means that a stock's price and its fair value often "detach" from one another in the short term. Because of the manic-depressive nature of the overall market -- where sentiment can shift between sweeping, carefree optimism and overwhelming fear and uncertainty seemingly overnight, prices of stocks tend to fluctuate much more than the intrinsic value of the companies they represent. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

We target the latter situation, purchasing stocks that are trading at discounts to their fair values and then holding these stocks until the market recognizes their inherent worth. By confidently approaching the short-term vagaries of the market with rational, objective analysis, we believe we can identify compelling investment opportunities and deliver strong long-term results.

Portfolio Manager's Report                               ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

                                            3/6/02        5/31/02       5/31/03
                                          ----------    ----------    ----------
ING SmallCap Value Fund Class I           $1,000,000    $1,032,000    $  934,100
Russell 200 Value Index                   $1,000,000    $1,002,333    $  914,341

                              TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                              ------------------------------------------------
                                           SINCE INCEPTION     SINCE INCEPTION
                                              OF CLASS I         OF CLASS Q
                               1 YEAR           3/7/02             4/30/02
                               ------           ------             -------
Class I                        -9.49%           -5.35%                 --
Class Q                        -9.47%              --              -11.61%
Russell 200 Value Index        -8.78%           -6.91%(1)           -7.45%(2)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Russell 200 Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 3/1/02.

(2)  Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small cap value securities in which the Fund invests.

                See accompanying index descriptions on page 28.

ING CONVERTIBLE FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Anuradha Sahai, Vice President, ING Investments, LLC.*

GOAL: The ING Convertible Fund (the "Fund") seeks to maximize long-term total return by investing at least 80% in convertible securities consisting of capital appreciation and current income.

MARKET OVERVIEW: The convertible indices, the S&P 500, and the NASDAQ Composite benchmark witnessed significant volatility during the one-year period ending May 31, 2003. The economic malaise that started turning around towards the latter half of this period was the underlying driver of the ups and downs witnessed. Additional factors contributing to the volatility were revelations of massive corporate accounting frauds, SEC investigations leading to reduced Wall Street credibility and the Iraqi situation -- all in all leading to an action packed one-year period. The credit markets were also very volatile with corporate bond spreads widening and then remarkably tightening towards the end of this period. The turnaround occurred following the October low with equities rallying and credit spreads tightening on improving economic numbers and an additional interest rate cut by the Fed.

As an asset class, convertibles outperformed stocks over the one-year period. Initially, with the decrease in equity valuations, their bond-like feature helped convertibles outperform equities. The strong recent up trend in equities along with credit spread tightening helped the convertible market outperform in the latter part of this period too.

Liquidity in the market remains good in contrast to some fixed income markets. Hedge funds reportedly have plenty of buying power and there continues to be a large appetite for convertible new issuance. The traditional ability to hedge incremental holdings of convertible securities by shorting the underlying common stock continues to allow both dealers and hedge funds to position convertibles more easily than they can accommodate straight corporate debt. New issuance picked up in the last couple of months with May witnessing 48 new deals raising just over $14 billion. A number of large deals have come to market largely resulting from issuers' reluctance to go to the equity market as stock valuations came down and due to their inability to raise capital in the straight debt market at attractive rates. With demand for paper high as a result of increased inflows and companies able to raise cheap capital in the convertible market, issuance continues to remain high.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class Q shares returned 8.11% compared to 11.20% for the First Boston Convertible Index.

PORTFOLIO SPECIFICS: The Fund performance improved from its repositioning to a more market weighted stance. Short-term defensive posturing with respect to equity sensitivity augmented performance. Risk management measures helped the fund weather the significant volatility the markets witnessed and improve risk-adjusted returns. The Fund benefited from favorable security selection in technology, media, industrials and consumer staples sectors and had a beneficial under weight sensitivity to the consumer discretionary sector. This was somewhat offset by underperformance in the transportation and utilities sectors. Underperformance versus the benchmark was largely due to the under weighting of the fund in riskier names that outperformed towards the latter half of this period.

MARKET OUTLOOK: We believe the recent surge in the equity markets, led by over optimism in the strength of the economy, may be unsustainable in the near term. Economic indicators are improving, albeit gradually. Despite the indications that the Fed may ease further, we think the profitability outlook for firms will only slowly improve. Businesses simply do not have much pricing power and indeed this aspect is one of the reasons why inflation should remain under control during the economic recovery.

In these volatile times, we believe that convertible securities are attractive relative to comparable alternative asset classes. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will likely reward companies that typically benefit in the recovery part of the cycle.

A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

* A team of investment professionals led by Anuradha Sahai, Vice President, ING Investments, LLC assumed responsibility for the Fund on April 21, 2003.

Portfolio Managers' Report                                  ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                     8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Convertible Fund Class Q         $10,000   $11,761   $13,476   $16,485   $20,321   $27,740   $24,619   $21,906   $23,683
First Boston Convertible Index       $10,000   $11,194   $11,980   $13,841   $15,267   $19,433   $18,421   $16,937   $18,833

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2003
                                     ----------------------------------------
                                                              SINCE INCEPTION
                                     1 YEAR       5 YEAR          8/31/95
                                     ------       ------          -------
Class Q                               8.11%        7.52%           11.77%
First Boston Convertible Index       11.20%        6.35%            8.51%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the First Boston Convertible Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for index is shown from 9/1/95.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies.

                See accompanying index descriptions on page 28.

ING EQUITY AND BOND FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James A. Vail, CFA, manages the equity portion of the Fund, with a team led by James B. Kauffman manages the fixed income portion of the Fund. Both are ING Investments, LLC.

GOAL: The ING Equity and Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in both equities and bonds.

MARKET REVIEW:

EQUITIES: The last twelve months witnessed a volatile equity market as measured by the S&P 500, and despite recent strength, the Index has yet to reach its June 2002 level of 1050. Beginning in June 2002, the market was buffeted by concerns over the integrity of the U.S. economic and financial systems as reports of fraud, accounting irregularities and fears of an economic slow down took center stage. During the third quarter of 2002, the S&P 500 dropped 24% to 800, subsequently recovered to 962 but retested the 800 level again in October. We saw a recovery in the fourth quarter of 2002 but the market settled into a narrow trading range before Iraqi War fears again drove the Index back to the 800 level. Since then, the successful completion of the Iraqi campaign, and evidence that the aggressive Federal Reserve loosening appears to be leading to an economic rebound contributred to a dramatic market ralley in May. Since the bottom in March, the S&P 500 is up 23%.

While in the short term this may be over extended, we believe we are on the verge of a recovery witnessed by recent strength in consumer confidence and business surveys suggesting the worst may be over. Additionally, the recent tax cut should spur activity in the third quarter leading to a better economy for the last quarter of 2003 and into 2004. The market has historically anticipated changes in the economy and we believe the strength in May may be signaling better times ahead.

BONDS: 2002 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Fed's November's rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.26% in 2002.

With the advent of the first quarter of 2003, capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. The prices of gold and energy shot up dramatically.

In May of 2003 the Federal Reserve sent an unequivocal message to the markets with the release of its new policy statement: "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Subsequent comments from Fed officials reiterated their concern about the slow recovery and the steps they are willing to take to forestall deflationary expectations.

With the prospect of an extended period of accommodative monetary policy, the Treasury market promptly rallied to forty-five year lows. Asian central banks and our own domestic mortgage buyers also added Treasuries: the former to defend the dollar versus their local currency, and the later to offset the evaporating duration of their holdings.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class Q shares returned -0.61% compared to -8.70% for the S&P Barra Value Index, 11.58% for the Lehman Brothers Aggregate Bond Index and 0.04% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS:

EQUITIES: The Equity portfolio lagged the S&P Barra Value Index reflecting it's overweight in utilities and consumer staples for the last twelve months but benefited from its over weight in the information sector, industrials and telecommuication services. Utilities were specifically hurt by financial fears based on lingering Enron effects and the need to pursue equity offering to shore up weak balance sheets.

BONDS: The Fund benefited from strict credit disciplines during 2002 -- a period of unprecedented financial fraud and deteriorating earnings. Security selection and sector allocation, by and large, produced positive alpha. The addition of high yield, emerging market, and euro-denominated bonds in the fourth quarter of the calendar year aided performance into 2003.

MARKET OUTLOOK:

EQUITIES: While the market has done well in the near term and may need to consolidate recent gains, we believe the intermediate to longer term direction may be higher. The combined forces of lower interest rates, tax cuts, a weaker U.S. dollar and its positive impact on domestic exports should lay the foundation for an improving U.S. economy as we progress through 2003 and into 2004. Recall that 2004 is a presidential election year and historically markets do well into this event. The Equity Portfolio will continue to search for undervalued situations where near to intermediate catalysts could unleash that perceived value.

BONDS: Weak aggregate demand has followed the capital expenditure binge years of the late 1990's. Ultimately the stimulative effects of negative real rates, a weakening dollar, and tax cuts will likely boost the domestic economy out of its lethargy. And we do not agree with the school of thought that draws parallels between our current slow growth predicament and the decade long recession in Japan. In the U. S. fiscal and monetary policy has been largely proactive, and overleveraged companies have been allowed to fail.

The big question for bond investors is how long rates will stay low and when will the economy gain traction. Given that excess capacity is high for this stage of a "recovery" and that pricing power is weak, the outlook is murky; but we do not anticipate a deflationary spiral. In response to these historically low interest rates we are slightly short in duration and have moved to an underweight in mortgages.

Portfolio Managers' Report                              ING EQUITY AND BOND FUND
--------------------------------------------------------------------------------

                                             8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01   5/31/02   5/31/03
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
ING Equity and Bond Fund Class Q             $10,000   $11,233   $12,245   $15,530   $18,159   $18,183   $18,239   $17,231   $17,126
S&P Barra Value Index                        $10,000   $12,020   $15,082   $19,443   $21,987   $22,557   $24,165   $20,441   $18,664
Lehman Brothers Aggregate Bond Index         $10,000   $10,262   $11,115   $12,328   $12,865   $13,136   $14,859   $16,063   $17,923
Lipper Balanced Fund Index                   $10,000   $11,346   $13,700   $16,806   $19,282   $20,701   $20,434   $19,361   $19,369
Composite Index (60% S&P 500 Index /
  40% Lehman Brothers Aggregate Bond Index   $10,000   $11,476   $13,443   $16,148   $17,850   $18,855   $19,251   $18,307   $15,250


                                                  AVERAGE ANNUAL TOTAL RETURNS
                                               FOR THE PERIODS ENDED MAY 31, 2003
                                            ----------------------------------------
                                                                     SINCE INCEPTION
                                            1 YEAR       5 YEAR          8/31/95
                                            ------       ------          -------
Class Q                                     -0.61%        1.98%           7.19%
S&P Barra Value Index                       -8.70%       -0.81%           8.38%(1)
Lehman Brothers Aggregate Bond Index        11.58%        7.77%           7.82%(1)
Lipper Balanced Fund Index                  -1.67%        2.20%          14.76%(1)
Composite Index (60% S&P 500 Index/40%
  Lehman Brothers Aggregate Bond Index)      0.04%        2.88%           8.90%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Income Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index, Lipper Balanced Fund Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 9/1/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                See accompanying index descriptions on page 28.

ING REAL ESTATE FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer, Kenneth D. Campbell, Managing Director, Clarion CRA Securities, L.P. the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return through investment in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.

MARKET OVERVIEW: Real estate securities continued their relative outperformance versus broad equities for the year ended May 31, 2003 as real estate securities recorded total return of +3.08% during this time period versus -8.06% for the S&P 500 and -8.18% for small cap equities as measured by the Russell 2000 index. This continues an outperformance streak which has persisted over the past three years as real estate securities are +13.95% per annum for the three years ended May 31, 2003 versus -10.86% per annum for the S&P 500 and -1.16% per annum for small cap stocks (Russell 2000). Investors' appetite for yield and stability in cash flows continue to generate strong funds flow into the sector as real estate mutual funds flow in 2003 year-to-date exceeds $1 billion according to AMG data. The sub-adviser expects continued healthy funds flow in the near to intermediate term via both open end and closed end real estate mutual funds.

Much of the total return over the past year has been achieved during the past three months as REITs have benefited from a combination of factors, the most important of which are the sense that the economy may be entering a recovery phase, which would be good for job growth and thus commercial real estate demand, combined with an attractive current income component in an investment landscape starved for yield.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of 4.13% compared to the Wilshire Real Estate Securities Index which returned 3.10% for the same period.

PORTFOLIO SPECIFICS: Property type selection was the major contributor to relative outperformance over the past year as the retail property types (malls and shopping centers) have significantly outperformed the other major property groups (office and apartments). The Fund's overweights in shopping centers (+23.8% for the year) and malls (+21.7%) combined with underweights in the underperforming office (-1.2%) and apartments (-2.8%) have both contributed to relative outperformance. Also contributing has been a sharp underweight in the beleaguered hotel sector (-20.3% for the year) which is still attempting to regain its footing following several years of weak demand induced by a weak economy and exacerbated by international events.

MARKET OUTLOOK: We remain constructive on the outlook for returns to an actively managed real estate stock portfolio. By our estimates, the average REIT is trading at a 1.2% discount to the private market value of the company's real estate. Also, REITs are still trading at about 10 times forward 4-quarter earnings which is still well below the average REIT pricing multiple of 12 times forward earnings. Funds flows to real estate stock funds remain strong indicating investors still are attracted to the attractive yield and total return potential of REITs. The size of the public real estate company universe continues to grow. Initial Public Offerings for Maguire Properties (the largest office space owner in Downtown Los Angeles) and American Financial Realty (an acquirer of corporate-owned properties, primarily single-tenant bank branches and multi-tenant office buildings whose Chairman is Lewis Ranieri, a pioneer of mortgage backed securities) are expected in late June. With the prospect of continued positive funds flow, reasonable valuations, and attractive dividend yields, the investment thesis for real estate securities we believe remains favorable.

Portfolio Managers' Report                                  ING REAL ESTATE FUND
--------------------------------------------------------------------------------

                                12/31/96      5/31/97      5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Real Estate
  Fund Class I                 $1,000,000   $1,016,200   $1,196,200   $1,107,900   $1,118,900   $1,330,100   $1,582,800   $1,648,200
Wilshire Real Estate
  Security Index               $1,000,000   $1,014,800   $1,140,400   $1,074,600   $1,067,400   $1,304,300   $1,532,400   $1,579,900

                                              AVERAGE ANNUAL TOTAL RETURNS
                                           FOR THE PERIODS ENDED MAY 31, 2003
                                        ----------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS I
                                        1 YEAR       5 YEAR         12/31/96
                                        ------       ------         --------
Class I                                  4.13%        6.62%          8.11%
Wilshire Real Estate Security Index      3.10%        6.74%          7.39%(1)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Wilshire Real Estate Security Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period.

Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real estate. The Fund primarily invests in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. Risk of concentration -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volume and may be less liquid than securities of large, more established companies.

                See accompanying index descriptions on page 28.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The MERRILL LYNCH HIGH YIELD MASTER II INDEX is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have credit rating lower than BBB-/Baa3 but are not in default.

The NASDAQ 100 FINANCIAL INDEX is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the Nasdaq National Market System and SmallCap Market.

The NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 200 VALUE INDEX measures the performance of those Russell 200 companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

The RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 FINANCIALS INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

The S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

The S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The WILSHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Class I and Q shareholders and the Boards of Directors and Trustees of ING Equity Trust, ING Investment Funds, Inc., and ING Mayflower Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Growth + Value Fund, ING Growth Opportunities Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund (formerly ING Research Enhanced Index Fund), ING Large Company Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund as of May 31, 2003, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein for the ING Real Estate Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, and ING SmallCap Value Fund, the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after December 31, 2000 for the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after May 31, 2001 for the ING Growth + Value Fund and ING Disciplined LargeCap Fund and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after June 30, 1999 for the ING LargeCap Growth Fund, ING Convertible Fund, and ING Equity and Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the financial highlights of the ING Growth Opportunities Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial highlights. For all periods ending prior to November 1, 2000, the financial highlights, of the ING Growth + Value Fund and the ING Disciplined LargeCap Fund were audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion on those financial highlights. For all periods ending prior to April 1, 1999, the financial highlights of the ING LargeCap Growth Fund, ING Convertible Fund and ING Equity and Income Fund were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds, as of May 31, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
July 11, 2003

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------


                                                     ING                 ING                ING
                                                   GROWTH +             GROWTH            LARGECAP
                                                     VALUE          OPPORTUNITIES          GROWTH
                                                     FUND                FUND               FUND
                                                --------------     --------------      --------------
ASSETS:
Investments in securities at value*             $  199,816,760     $  177,115,733      $  172,895,754
Short-term investments at amortized cost             4,794,000          2,618,000           1,282,000
Cash                                                       390                503                 563
Receivables:
  Investment securities sold                         4,011,832                 --                  --
  Fund shares sold                                     175,257             25,267              71,903
  Dividends and interest                                43,436            102,359              57,941
Prepaid expenses                                        31,562             38,672              36,008
                                                --------------     --------------      --------------
  Total assets                                     208,873,237        179,900,534         174,344,169
                                                --------------     --------------      --------------
LIABILITIES:
Payable for investment securities purchased            814,532          1,001,030                  --
Payable for fund shares redeemed                       857,364          1,457,964             338,631
Payable to affiliates                                  466,682            337,671             254,047
Payable for trustee fees                                 7,039              6,124               8,968
Other accrued expenses and liabilities                 343,027            268,602             377,993
                                                --------------     --------------      --------------
  Total liabilities                                  2,488,644          3,071,391             979,639
                                                --------------     --------------      --------------
NET ASSETS                                      $  206,384,593     $  176,829,143      $  173,364,530
                                                ==============     ==============      ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $  720,789,830     $  622,948,756      $  567,594,251
Undistributed net investment income                         --                 --                  --
Accumulated net realized loss on investments      (540,538,181)      (469,328,851)       (426,892,932)
Net unrealized appreciation of investments          26,132,944         23,209,238          32,663,211
                                                --------------     --------------      --------------
NET ASSETS                                      $  206,384,593     $  176,829,143      $  173,364,530
                                                ==============     ==============      ==============
* Cost of investments in securities             $  173,683,816     $  153,906,495      $  140,232,543

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                          ING               ING                  ING
                                                        GROWTH +           GROWTH              LARGECAP
                                                          VALUE         OPPORTUNITIES           GROWTH
                                                          FUND              FUND                 FUND
                                                     -------------       ------------        ------------
CLASS A:
Net Assets                                           $  51,218,411       $ 49,944,101        $ 40,940,814
Shares authorized                                        unlimited          unlimited           unlimited
Par value                                            $        0.01       $       0.01        $       0.00
Shares outstanding                                       6,502,888          4,474,864           2,856,870
Net asset value and redemption price per share       $        7.88       $      11.16        $      14.33
Maximum offering price per share (5.75%)(1)          $        8.36       $      11.84        $      15.20

CLASS B:
Net Assets                                           $ 105,172,828       $ 50,620,167        $ 72,574,856
Shares authorized                                        unlimited          unlimited           unlimited
Par value                                            $        0.01       $       0.01        $       0.00
Shares outstanding                                      14,063,729          4,873,454           5,186,003
Net asset value and redemption price per share(2)    $        7.48       $      10.39        $      13.99
Maximum offering price per share                     $        7.48       $      10.39        $      13.99

CLASS C:
Net Assets                                           $  49,782,705       $ 24,014,717        $ 31,515,588
Shares authorized                                        unlimited          unlimited           unlimited
Par value                                            $        0.01       $       0.01        $       0.00
Shares outstanding                                       6,660,625          2,307,923           2,258,786
Net asset value and redemption price per share(2)    $        7.47       $      10.41        $      13.95
Maximum offering price per share                     $        7.47       $      10.41        $      13.95

CLASS I:
Net Assets                                                     n/a       $ 44,704,146        $ 22,155,643
Shares authorized                                              n/a          unlimited           unlimited
Par value                                                      n/a       $       0.01        $       0.00
Shares outstanding                                             n/a          3,874,545           1,505,795
Net asset value and redemption price per share                 n/a       $      11.54        $      14.71
Maximum offering price per share                               n/a       $      11.54        $      14.71

CLASS Q:
Net Assets                                           $     210,649       $      2,658        $  6,177,629
Shares authorized                                        unlimited          unlimited           unlimited
Par value                                            $        0.01       $       0.01        $       0.00
Shares outstanding                                          26,984                240             421,358
Net asset value and redemption price per share       $        7.81       $      11.07        $      14.66
Maximum offering price per share                     $        7.81       $      11.07        $      14.66

CLASS T:
Net Assets                                                     n/a       $  7,543,354                 n/a
Shares authorized                                              n/a          unlimited                 n/a
Par value                                                      n/a       $       0.01                 n/a
Shares outstanding                                             n/a            719,377                 n/a
Net asset value and redemption price per share(2)              n/a       $      10.49                 n/a
Maximum offering price per share                               n/a       $      10.49                 n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------


                                                      ING                 ING                 ING
                                                     MIDCAP             SMALLCAP          DISCIPLINED
                                                 OPPORTUNITIES       OPPORTUNITIES          LARGECAP
                                                      FUND                FUND                FUND
                                                --------------      --------------       -------------
ASSETS:
Investments in securities at value*             $  167,296,926      $  277,580,542       $  82,242,505
Short-term investments at amortized cost             5,959,000           2,911,000                  --
Cash                                                       944                 315              28,482
Receivables:
  Investment securities sold                                --                  --             931,942
  Fund shares sold                                      46,262             200,168             410,096
  Dividends and interest                                36,956              18,754             128,854
  Other                                                     --              74,677                  --
Prepaid expenses                                        31,047              52,055              29,819
                                                --------------      --------------       -------------
  Total assets                                     173,371,135         280,837,511          83,771,698
                                                --------------      --------------       -------------
LIABILITIES:
Payable for investment securities purchased          1,877,472             195,650             764,497
Payable for fund shares redeemed                       309,512           1,190,446             128,804
Payable to affiliates                                  358,871             546,709             124,697
Payable for trustee fees                                 6,697               6,058               2,842
Other accrued expenses and liabilities                 166,140             264,151             160,438
                                                --------------      --------------       -------------
  Total liabilities                                  2,718,692           2,203,014           1,181,278
                                                --------------      --------------       -------------
NET ASSETS                                      $  170,652,443      $  278,634,497       $  82,590,420
                                                ==============      ==============       =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $  336,384,095      $  630,562,076       $ 140,555,354
Undistributed net investment income                         --                  --                  --
Accumulated net realized loss on investments      (183,783,471)       (393,085,385)        (59,470,517)
Net unrealized appreciation (depreciation) of
 investments                                        18,051,819          41,157,806           1,505,583
                                                --------------      --------------       -------------
NET ASSETS                                      $  170,652,443      $  278,634,497       $  82,590,420
                                                ==============      ==============       =============
* Cost of investments in securities             $  149,245,107      $  236,422,736       $  80,736,922

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                ING                ING                ING
                                                               MIDCAP            SMALLCAP          DISCIPLINED
                                                           OPPORTUNITIES       OPPORTUNITIES        LARGECAP
                                                                FUND               FUND               FUND
                                                            ------------       ------------       ------------
CLASS A:
Net Assets                                                  $ 44,009,739       $118,569,934       $  7,204,515
Shares authorized                                              unlimited          unlimited          unlimited
Par value                                                   $       0.01       $       0.01       $       0.01
Shares outstanding                                             4,347,267          6,528,066            946,862
Net asset value and redemption price per share              $      10.12       $      18.16       $       7.61
Maximum offering price per share (5.75%)(1)                 $      10.74       $      19.27       $       8.07

CLASS B:
Net Assets                                                  $ 43,182,807       $ 85,464,506       $ 34,357,914
Shares authorized                                              unlimited          unlimited          unlimited
Par value                                                   $       0.01       $       0.01       $       0.01
Shares outstanding                                             4,408,128          5,067,344          4,659,172
Net asset value and redemption price per share(2)           $       9.80       $      16.87       $       7.37
Maximum offering price per share                            $       9.80       $      16.87       $       7.37

CLASS C:
Net Assets                                                  $ 67,730,055       $ 63,406,199       $ 21,478,271
Shares authorized                                              unlimited          unlimited          unlimited
Par value                                                   $       0.01       $       0.01       $       0.01
Shares outstanding                                             6,948,484          3,767,039          2,912,637
Net asset value and redemption price per share(2)           $       9.75       $      16.83       $       7.37
Maximum offering price per share                            $       9.75       $      16.83       $       7.37

CLASS I:
Net Assets                                                  $ 10,843,973       $  8,510,032       $ 19,549,720
Shares authorized                                              unlimited          unlimited          unlimited
Par value                                                   $       0.01       $       0.01       $       0.01
Shares outstanding                                             1,049,680            465,819          2,532,248
Net asset value and redemption price per share              $      10.33       $      18.27       $       7.72
Maximum offering price per share                            $      10.33       $      18.27       $       7.72

CLASS Q:
Net Assets                                                  $  4,885,869       $    905,921                n/a
Shares authorized                                              unlimited          unlimited                n/a
Par value                                                   $       0.01       $       0.01                n/a
Shares outstanding                                               479,635             49,718                n/a
Net asset value and redemption price per share              $      10.19       $      18.22                n/a
Maximum offering price per share                            $      10.19       $      18.22                n/a

CLASS T:
Net Assets                                                           n/a       $  1,777,905                n/a
Shares authorized                                                    n/a          unlimited                n/a
Par value                                                            n/a       $       0.01                n/a
Shares outstanding                                                   n/a            104,293                n/a
Net asset value and redemption price per share(2)                    n/a       $      17.05                n/a
Maximum offering price per share                                     n/a       $      17.05                n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                            ING                               ING              ING
                                                        LARGE COMPANY        ING             MIDCAP          SMALLCAP
                                                           VALUE           MAGNACAP          VALUE            VALUE
                                                            FUND             FUND             FUND             FUND
                                                        -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*                     $ 133,646,066    $ 228,187,761    $  37,639,860    $  31,645,342
Short-term investments at amortized cost                    4,169,000        4,312,000        1,767,000          349,000
Cash                                                              673              155              588              109
Receivables:
  Investment securities sold                                       --               --          799,868               --
  Fund shares sold                                             34,081        1,901,885          222,690           87,703
  Dividends and interest                                      332,338          521,471           51,149           32,583
Prepaid expenses                                               29,095           37,270           35,632           32,242
Reimbursement due from manager                                     --               --            7,380            4,870
                                                        -------------    -------------    -------------    -------------
  Total assets                                            138,211,253      234,960,542       40,524,167       32,151,849
                                                        -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                        --               --          883,984               --
Payable for fund shares redeemed                               55,285        3,652,140           47,341           71,368
Payable to affiliates                                         123,123          253,747           55,820           46,028
Payable for trustee fees                                       64,875            8,819            1,913            1,118
Other accrued expenses and liabilities                        136,318          292,048           58,238           56,345
                                                        -------------    -------------    -------------    -------------
  Total liabilities                                           379,601        4,206,754        1,047,296          174,859
                                                        -------------    -------------    -------------    -------------
NET ASSETS                                              $ 137,831,652    $ 230,753,788    $  39,476,871    $  31,976,990
                                                        =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                         $ 181,344,848    $ 305,810,446    $  49,590,357    $  36,213,792
Undistributed net investment income (accumulated
 net investment loss)                                         772,491          695,252          (29,333)         (29,333)
Accumulated net realized loss on investments              (41,992,494)     (75,742,327)      (2,585,042)        (808,792)
Net unrealized depreciation of investments                 (2,293,193)          (9,583)      (7,499,111)      (3,398,677)
                                                        -------------    -------------    -------------    -------------
NET ASSETS                                              $ 137,831,652    $ 230,753,788    $  39,476,871    $  31,976,990
                                                        =============    =============    =============    =============
* Cost of investments in securities                     $ 135,939,259    $ 228,197,344    $  45,138,971    $  35,044,019

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                             ING                                 ING              ING
                                                        LARGE COMPANY          ING              MIDCAP          SMALLCAP
                                                            VALUE            MAGNACAP           VALUE            VALUE
                                                             FUND              FUND              FUND             FUND
                                                        -------------     -------------     -------------     -------------
CLASS A:
Net Assets                                              $ 133,145,915     $ 156,902,117     $  15,025,992     $  12,280,182
Shares authorized                                           unlimited        80,000,000         unlimited         unlimited
Par value                                               $       0.001     $        0.00     $       0.001     $       0.001
Shares outstanding                                         10,769,173        17,794,228         1,797,146         1,301,395
Net asset value and redemption price per share          $       12.36     $        8.82     $        8.36     $        9.44
Maximum offering price per share (5.75%)(1)             $       13.11     $        9.36     $        8.87     $       10.02

CLASS B:
Net Assets                                              $   3,538,332     $  50,677,491     $  12,204,760     $   8,232,893
Shares authorized                                           unlimited        80,000,000         unlimited         unlimited
Par value                                               $       0.001     $        0.00     $       0.001     $       0.001
Shares outstanding                                            290,720         5,977,938         1,463,482           876,675
Net asset value and redemption price per share(2)       $       12.17     $        8.48     $        8.34     $        9.39
Maximum offering price per share                        $       12.17     $        8.48     $        8.34     $        9.39

CLASS C:
Net Assets                                              $   1,133,146     $   8,291,408     $  12,034,420     $  11,240,831
Shares authorized                                           unlimited        20,000,000         unlimited         unlimited
Par value                                               $       0.001     $        0.00     $       0.001     $       0.001
Shares outstanding                                             93,405           977,255         1,443,372         1,197,927
Net asset value and redemption price per share(2)       $       12.13     $        8.48     $        8.34     $        9.38
Maximum offering price per share                        $       12.13     $        8.48     $        8.34     $        9.38

CLASS I:
Net Assets                                                        n/a     $       6,853     $     197,428     $     222,463
Shares authorized                                                 n/a        50,000,000         unlimited         unlimited
Par value                                                         n/a     $        0.00     $       0.001     $       0.001
Shares outstanding                                                n/a               777            23,527            23,556
Net asset value and redemption price per share                    n/a     $        8.82     $        8.39     $        9.44
Maximum offering price per share                                  n/a     $        8.82     $        8.39     $        9.44

CLASS M:
Net Assets                                                        n/a     $   7,444,943               n/a               n/a
Shares authorized                                                 n/a         5,000,000               n/a               n/a
Par value                                                         n/a     $        0.00               n/a               n/a
Shares outstanding                                                n/a           857,721               n/a               n/a
Net asset value and redemption price per share(3)                 n/a     $        8.68               n/a               n/a
Maximum offering price per share                                  n/a     $        8.99               n/a               n/a

CLASS Q:
Net Assets                                              $      14,259     $   7,430,976     $      14,271     $         621
Shares authorized                                           unlimited        20,000,000         unlimited         unlimited
Par value                                               $       0.001     $        0.00     $       0.001     $       0.001
Shares outstanding                                              1,154           842,392             1,707                65
Net asset value and redemption price per share          $       12.36     $        8.82     $        8.36     $        9.53
Maximum offering price per share                        $       12.36     $        8.82     $        8.36     $        9.53

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                                                   ING             ING
                                                                                 ING            EQUITY AND         REAL
                                                                              CONVERTIBLE          BOND           ESTATE
                                                                                 FUND              FUND            FUND
                                                                             -------------    -------------    -------------
ASSETS:
Investments in securities at value*                                          $ 189,580,911    $  70,345,035    $ 122,881,843
Short-term investments at amortized cost                                         1,761,000        3,847,000        3,723,531
Cash                                                                                   636              588               --
Foreign currencies at value**                                                    1,375,627           16,388               --
Receivables:
  Investment securities sold                                                     8,162,816        1,965,047        9,566,587
  Fund shares sold                                                                 850,447            3,475          577,263
  Dividends and interest                                                           941,490          431,235          168,774
Prepaid expenses                                                                    30,328           35,209           73,189
Reimbursement due from manager                                                          --            9,946           33,544
                                                                             -------------    -------------    -------------
  Total assets                                                                 202,703,255       76,653,923      137,024,731
                                                                             -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                                      7,981,513        4,177,131        8,972,920
Payable for fund shares redeemed                                                   396,718           14,989          916,012
Payable to affiliates                                                              291,896           93,255           85,403
Payable for trustee fees                                                             6,681            2,360            4,313
Other accrued expenses and liabilities                                             212,402           83,832          112,947
                                                                             -------------    -------------    -------------
  Total liabilities                                                              8,889,210        4,371,567       10,091,595
                                                                             -------------    -------------    -------------
NET ASSETS                                                                   $ 193,814,045    $  72,282,356    $ 126,933,136
                                                                             -------------    -------------    -------------
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                              $ 281,613,140    $  89,675,208    $ 109,309,007
Undistributed net investment income (accumulated net investment loss)            1,969,917          489,189        1,409,425
Accumulated net realized loss on investments                                   (99,435,025)     (14,473,208)      (2,371,039)
Net unrealized appreciation (depreciation) of investments and foreign
 securities                                                                      9,666,013       (3,408,833)      18,585,743
                                                                             -------------    -------------    -------------
NET ASSETS                                                                   $ 193,814,045    $  72,282,356    $ 126,933,136
                                                                             =============    =============    =============
* Cost of investment in securities                                           $ 179,920,420    $  73,764,509    $ 104,562,177
** Cost of foreign currencies                                                $   1,373,697    $      15,128

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                            ING              ING
                                                           ING           EQUITY AND          REAL
                                                       CONVERTIBLE          BOND            ESTATE
                                                           FUND             FUND             FUND
                                                      --------------   --------------   --------------
CLASS A:
Net Assets                                            $   51,008,431   $   32,178,931   $      981,708
Shares authorized                                          unlimited        unlimited        unlimited
Par Value                                             $         0.00   $         0.00   $         0.00
Shares outstanding                                         3,147,772        2,747,082           88,758
Net asset value and redemption price per share        $        16.20   $        11.71   $        11.06
Maximum offering price per share (5.75%)(1)           $        17.19   $        12.42   $        11.73

CLASS B:
Net Assets                                            $   72,363,716   $   22,348,364   $      149,053
Shares authorized                                          unlimited        unlimited        unlimited
Par Value                                             $         0.00   $         0.00   $         0.00
Shares outstanding                                         4,068,410        1,771,673           13,434
Net asset value and redemption price per share        $        17.79   $        12.61   $        11.10
Maximum offering price per share                      $        17.79   $        12.61   $        11.10

CLASS C:
Net Assets                                            $   66,412,379   $   14,239,832   $      157,483
Shares authorized                                          unlimited        unlimited        unlimited
Par Value                                             $         0.00   $         0.00   $         0.00
Shares outstanding                                         3,996,625        1,270,582           13,852
Net asset value and redemption price per share        $        16.62   $        11.21   $        11.37
Maximum offering price per share                      $        16.62   $        11.21   $        11.37

CLASS Q:
Net Assets                                            $    4,029,519   $      222,355              n/a
Shares authorized                                          unlimited        unlimited              n/a
Par Value                                             $         0.00   $         0.00              n/a
Shares outstanding                                           256,076           19,120              n/a
Net asset value and redemption price per share        $        15.74   $        11.63              n/a
Maximum offering price per share                      $        15.74   $        11.63              n/a

CLASS I:
Net Assets                                                       n/a              n/a   $  125,644,892
Shares authorized                                                n/a              n/a        unlimited
Par Value                                                        n/a              n/a   $         0.00
Shares outstanding                                               n/a              n/a       10,971,426
Net asset value and redemption price per share                   n/a              n/a   $        11.45
Maximum offering price per share                                 n/a              n/a   $        11.45

CLASS T:
Net Assets                                                       n/a   $    3,292,874              n/a
Shares authorized                                                n/a        unlimited              n/a
Par Value                                                        n/a   $         0.00              n/a
Shares outstanding                                               n/a          261,871              n/a
Net asset value and redemption price per share                   n/a   $        12.57              n/a
Maximum offering price per share(2)                              n/a   $        12.57              n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                            ING             ING             ING
                                                                          GROWTH +         GROWTH         LARGECAP
                                                                           VALUE       OPPORTUNITIES       GROWTH
                                                                            FUND            FUND            FUND
                                                                        ------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                        $    993,338    $    736,359    $  1,139,917
Interest                                                                     131,450          38,744          62,570
                                                                        ------------    ------------    ------------
  Total investment income                                                  1,124,788         775,103       1,202,487
                                                                        ------------    ------------    ------------
EXPENSES:
Investment management fees                                                 2,446,841       1,865,117       1,411,271
Distribution and service fees:
  Class A                                                                    183,274         181,023         156,226
  Class B                                                                  1,214,839         561,674         783,154
  Class C                                                                    618,262         277,053         351,769
  Class Q                                                                        707               9          24,503
  Class T                                                                         --          80,140              --
Transfer agent fees:
  Class A                                                                     63,087          70,722         134,260
  Class B                                                                    125,501          65,603         235,602
  Class C                                                                     63,719          32,227         105,756
  Class I                                                                         --             417          21,065
  Class Q                                                                        258              --          10,071
  Class T                                                                         --          10,479              --
Administrative service fees                                                  528,208         451,608         188,169
Shareholder reporting expense                                                370,476         242,036         273,368
Registration fees                                                             68,095          72,593          72,137
Professional fees                                                             57,917          71,743          47,781
Custody and accounting expense                                                80,566          64,052          68,192
Trustee fees                                                                  13,360          12,516          13,738
Miscellaneous expense                                                         26,947          26,063          16,049
Insurance expense                                                              6,441           5,030           4,849
                                                                        ------------    ------------    ------------
  Total expenses                                                           5,868,498       4,090,105       3,917,960
Less:
  Net waived and reimbursed fees                                                  --              --         303,212
                                                                        ------------    ------------    ------------
  Net expenses                                                             5,868,498       4,090,105       3,614,748
                                                                        ------------    ------------    ------------
Net investment loss                                                       (4,743,710)     (3,315,002)     (2,412,261)
                                                                        ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on:
  Investments                                                            (96,541,901)    (55,971,035)    (67,621,730)
  Options                                                                         --              --         215,589
                                                                        ------------    ------------    ------------
                                                                         (96,541,901)    (55,971,035)    (67,406,141)
Net change in unrealized appreciation of investments and options          21,655,719       7,993,868      27,230,077
                                                                        ------------    ------------    ------------
  Net realized and unrealized loss on investments and options            (74,886,182)    (47,977,167)    (40,176,064)
                                                                        ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $(79,629,892)   $(51,292,169)   $(42,588,325)
                                                                        ============    ============    ============
*Foreign taxes                                                          $      3,692    $      4,232    $      1,956

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                 ING              ING             ING
                                                                MIDCAP          SMALLCAP       DISCIPLINED
                                                            OPPORTUNITIES    OPPORTUNITIES      LARGECAP
                                                                 FUND             FUND            FUND
                                                            -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                            $     537,557    $     176,584    $   1,604,373
Interest                                                          119,238           77,461            9,790
Other                                                                  --               --               83
                                                            -------------    -------------    -------------
  Total investment income                                         656,795          254,045        1,614,246
                                                            -------------    -------------    -------------
EXPENSES:
Investment management fees                                      1,844,018        3,072,328          621,856
Distribution and service fees:
  Class A                                                         138,698          376,048           23,793
  Class B                                                         469,009          967,874          374,229
  Class C                                                         703,533          731,979          251,645
  Class Q                                                          11,576            4,038               --
  Class T                                                              --           23,584               --
Transfer agent fees:
  Class A                                                          55,341          177,597            9,105
  Class B                                                          56,208          137,021           42,883
  Class C                                                          85,374          103,606           28,806
  Class I                                                             104              296              527
  Class Q                                                              56               70               --
  Class T                                                              --            3,508               --
Administrative service fees                                       368,961          662,980          127,997
Shareholder reporting expense                                     148,438          344,937           78,576
Registration fees                                                 105,376          113,584           61,115
Professional fees                                                  34,863           75,228           26,272
Custody and accounting expense                                     62,614          102,884           63,992
Trustee fees                                                       10,532           18,681            5,762
Miscellaneous expense                                              16,922           35,455            9,489
Insurance expense                                                   4,348            7,862            2,024
                                                            -------------    -------------    -------------
  Total expenses                                                4,115,971        6,959,560        1,728,071
Less:
  Net waived and reimbursed fees                                  600,861               --               --
                                                            -------------    -------------    -------------
  Net expenses                                                  3,515,110        6,959,560        1,728,071
                                                            -------------    -------------    -------------
Net investment income (loss)                                   (2,858,315)      (6,705,515)        (113,825)
                                                            -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
  Investments                                                 (35,686,206)    (136,228,953)     (18,654,392)
  Future agreements                                                    --               --          (96,660)
                                                            -------------    -------------    -------------
                                                              (35,686,206)    (136,228,953)     (18,751,052)
Net change in unrealized appreciation (depreciation)
 of investments                                                 3,498,927       23,893,365        4,799,759
                                                            -------------    -------------    -------------
  Net realized and unrealized loss on investments
   and futures                                                (32,187,279)    (112,335,588)     (13,951,293)
                                                            -------------    -------------    -------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (35,045,594)   $(119,041,103)   $ (14,065,118)
                                                            =============    =============    =============
*Foreign taxes                                              $       8,003    $         965    $          55

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                ING                             ING             ING
                                                           LARGE COMPANY        ING            MIDCAP         SMALLCAP
                                                               VALUE          MAGNACAP         VALUE           VALUE
                                                                FUND            FUND            FUND            FUND
                                                            ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                            $  2,987,094    $  5,007,199    $    557,715    $    355,978
Interest                                                          70,920         104,405           9,400          11,952
                                                            ------------    ------------    ------------    ------------
  Total investment income                                      3,058,014       5,111,604         567,115         367,930
                                                            ------------    ------------    ------------    ------------
EXPENSES:
Investment management fees                                       966,292       1,827,489         340,332         304,618
Distribution and service fees:
  Class A                                                        328,932         475,206          37,535          33,225
  Class B                                                         35,515         541,655         100,823          75,550
  Class C                                                         12,641          73,185          88,066          94,019
  Class M                                                             --          59,689              --              --
  Class Q                                                             35          17,188              29               3
Transfer agent fees:
  Class A                                                        196,705         277,212          30,593          26,781
  Class B                                                          5,311          94,591          20,866          15,427
  Class C                                                          1,884          12,842          18,332          19,409
  Class I                                                             --              --              18              85
  Class M                                                             --          13,896              --              --
  Class Q                                                             18             206              --              --
Administrative service fees                                      136,403          22,309          34,033          30,462
Shareholder reporting expense                                     53,852         234,332          15,007          14,499
Registration fees                                                 64,489          62,844          68,063          48,641
Professional fees                                                 44,948          50,617          10,934           7,799
Custody and accounting expense                                    43,987          53,915          20,924          20,368
Trustee fees                                                       9,301          18,032           2,150           1,820
Offering expense                                                      --              --          86,958          86,959
Miscellaneous expense                                              4,474          10,171           1,055           3,811
Insurance expense                                                  2,597           5,268             677             517
                                                            ------------    ------------    ------------    ------------
  Total expenses                                               1,907,384       3,850,647         876,395         783,993
Less:
  Net waived and reimbursed fees                                      --              --         141,380         125,566
                                                            ------------    ------------    ------------    ------------
  Net expenses                                                 1,907,384       3,850,647         735,015         658,427
                                                            ------------    ------------    ------------    ------------
Net investment income (loss)                                   1,150,630       1,260,957        (167,900)       (290,497)
                                                            ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                             (33,175,923)    (73,313,713)     (2,585,042)       (808,791)
Net change in unrealized depreciation of investments           3,324,155      28,047,677      (7,038,519)     (3,280,630)
                                                            ------------    ------------    ------------    ------------
  Net realized and unrealized loss on investments            (29,851,768)    (45,266,036)     (9,623,561)     (4,089,421)
                                                            ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(28,701,138)   $(44,005,079)   $ (9,791,461)   $ (4,379,918)
                                                            ============    ============    ============    ============
* Foreign taxes                                             $     30,752    $     29,242    $         --    $         --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                                            ING
                                                                            ING          EQUITY AND
                                                                        CONVERTIBLE         BOND                    ING
                                                                            FUND            FUND             REAL ESTATE FUND
                                                                        ------------    ------------    ---------------------------
                                                                            YEAR            YEAR        SEVEN MONTHS       YEAR
                                                                            ENDED           ENDED           ENDED          ENDED
                                                                           MAY 31,         MAY 31,         MAY 31,      OCTOBER 31,
                                                                            2003            2003            2003           2002
                                                                        ------------    ------------    ------------   ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                        $  2,305,647    $  1,295,580    $  3,280,063   $  4,787,321
Interest                                                                   5,712,891       2,352,750          27,098         48,361
Other                                                                             31          86,683              --             --
                                                                        ------------    ------------    ------------   ------------
  Total investment income                                                  8,018,569       3,735,013       3,307,161      4,835,682
                                                                        ------------    ------------    ------------   ------------
EXPENSES:
Investment management fees                                                 1,445,588         663,570         440,210        641,719
Distribution and service fees:
  Class A                                                                    171,004         161,939             263             --
  Class B                                                                    721,206         239,747             480             --
  Class C                                                                    664,962         145,777              56             --
  Class Q                                                                     13,211             465              --             --
  Class T                                                                         --          26,019              --             --
Transfer agent fees:
  Class A                                                                    102,116          89,148             238             --
  Class B                                                                    150,921          46,084              86             --
  Class C                                                                    139,199          28,029              13             --
  Class I                                                                         --              --          70,738         33,037
  Class Q                                                                      3,639             339              --             --
  Class T                                                                         --           6,670              --             --
Administrative service fees                                                  192,745          88,476          62,885        137,461
Shareholder reporting expense                                                160,206          91,690          17,775         16,703
Registration fees                                                             60,799          62,970           8,791         12,941
Professional fees                                                             53,865          67,093          31,167         29,769
Custody and accounting expense                                                36,256          45,128          21,064         13,813
Trustee fees                                                                   9,377           4,320           3,150          6,811
Offering expense                                                                  --              --          81,575          5,375
Miscellaneous expense                                                         19,655           5,607          10,576          1,689
Insurance expense                                                              4,084           1,827              --             --
                                                                        ------------    ------------    ------------   ------------
  Total expenses                                                           3,948,833       1,774,898         749,067        899,318
Less:
  Net waived and reimbursed fees                                                  --          92,274         118,117             79
                                                                        ------------    ------------    ------------   ------------
  Net expenses                                                             3,948,833       1,682,624         630,950        899,239
                                                                        ------------    ------------    ------------   ------------
Net investment income (loss)                                               4,069,736       2,052,389       2,676,211      3,936,443
                                                                        ------------    ------------    ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on:
  Investments                                                             (1,592,033)    (10,772,241)      3,228,787      2,174,768
  Foreign currencies                                                          42,333           1,427              --             --
                                                                        ------------    ------------    ------------   ------------
   Net realized gain (loss) on imvestments and foreign currencies         (1,549,700)    (10,770,814)      3,228,787      2,174,768
                                                                        ------------    ------------    ------------   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                              8,106,791       4,911,541      11,405,743       (193,441)
  Foreign currencies                                                           5,522           1,260              --             --
                                                                        ------------    ------------    ------------   ------------
   Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies                                  8,112,313       4,912,801      11,405,743       (193,441)
                                                                        ------------    ------------    ------------   ------------
  Net realized and unrealized loss on investments and
    foreign currencies                                                     6,562,613      (5,858,013)     14,634,530      1,981,327
                                                                        ------------    ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $ 10,632,349    $ (3,805,624)   $ 17,310,741   $  5,917,770
                                                                        ============    ============    ============   ============
*Foreign taxes                                                          $         --    $      4,563    $         --   $         --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                ING GROWTH + VALUE FUND
                                                                            ------------------------------
                                                                                YEAR             YEAR
                                                                                ENDED            ENDED
                                                                               MAY 31,          MAY 31,
                                                                                2003             2002
                                                                            -------------    -------------
FROM OPERATIONS:
Net investment loss                                                         $  (4,743,710)   $  (8,512,418)
Net realized loss on investments                                              (96,541,901)    (135,053,076)
Net change in unrealized appreciation (depreciation) of investments            21,655,719      (36,957,292)
                                                                            -------------    -------------
Net decrease in net assets resulting from operations                          (79,629,892)    (180,522,786)
                                                                            -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               22,504,824      118,982,140
Cost of shares redeemed                                                      (111,119,568)    (233,711,496)
                                                                            -------------    -------------
Net decrease in net assets resulting from capital share transactions          (88,614,744)    (114,729,356)
                                                                            -------------    -------------
Net decrease in net assets                                                   (168,244,636)    (295,252,142)
                                                                            -------------    -------------
NET ASSETS:
Beginning of year                                                             374,629,229      669,881,371
                                                                            -------------    -------------
End of year                                                                 $ 206,384,593    $ 374,629,229
                                                                            =============    =============
Undistributed net investment income at end of year                          $          --    $          --
                                                                            =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               ING GROWTH OPPORTUNITIES FUND        ING LARGECAP GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
                                                                  MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                   2003             2002             2003             2002
                                                               -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                            $  (3,315,002)   $  (7,224,856)   $  (2,412,261)   $  (5,792,622)
Net realized loss on investments and options                     (55,971,035)    (148,410,703)     (67,406,141)    (178,879,014)
Net change in unrealized appreciation of investments               7,993,868        8,273,970       27,230,077       22,043,801
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations             (51,292,169)    (147,361,589)     (42,588,325)    (162,627,835)
                                                               -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                 --               --               --          (23,490)
  Class Q                                                                 --               --               --          (16,054)
                                                               -------------    -------------    -------------    -------------
Total distributions                                                       --               --               --          (39,544)
                                                               -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  14,322,951       57,584,228       37,811,932      162,524,986
Dividends reinvested                                                      --               --               --           30,939
                                                               -------------    -------------    -------------    -------------
                                                                  14,322,951       57,584,228       37,811,932      162,555,925
Cost of shares redeemed                                          (79,882,586)    (147,726,009)    (101,232,282)    (236,666,205)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                                    (65,559,635)     (90,141,781)     (63,420,350)     (74,110,280)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets                                      (116,851,804)    (237,503,370)    (106,008,675)    (236,777,659)
                                                               -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                293,680,947      531,184,317      279,373,205      516,150,864
                                                               -------------    -------------    -------------    -------------
End of year                                                    $ 176,829,143    $ 293,680,947    $ 173,364,530    $ 279,373,205
                                                               =============    =============    =============    =============
Undistributed net investment income at end of year             $          --    $          --    $          --    $          --
                                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   ING MIDCAP OPPORTUNITIES FUND     ING SMALLCAP OPPORTUNITIES FUND
                                                                   ------------------------------    -------------------------------
                                                                       YEAR             YEAR             YEAR             YEAR
                                                                       ENDED            ENDED            ENDED            ENDED
                                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                       2003             2002             2003             2002
                                                                   -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                                $  (2,858,315)   $  (1,564,711)   $  (6,705,515)   $  (7,943,203)
Net realized loss on investments                                     (35,686,206)     (22,181,991)    (136,228,953)    (116,051,246)
Net change in unrealized depreciation of investments                   3,498,927      (13,180,504)      23,893,365      (59,155,762)
                                                                   -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations                 (35,045,594)     (36,927,206)    (119,041,103)    (183,150,211)
                                                                   -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gains:
  Class A                                                                     --               --               --       (4,420,476)
  Class B                                                                     --               --               --       (5,306,452)
  Class C                                                                     --               --               --       (2,073,539)
  Class I                                                                     --               --               --               (6)
  Class Q                                                                     --               --               --          (74,783)
  Class T                                                                     --               --               --         (332,277)
                                                                   -------------    -------------    -------------    -------------
Total distributions                                                           --               --               --      (12,207,533)
                                                                   -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      19,074,655       23,229,928       64,613,733      169,513,918
Net proceeds from shares issued in merger                                     --      217,968,703               --      191,995,534
Dividends reinvested                                                          --               --               --        8,872,522
                                                                   -------------    -------------    -------------    -------------
                                                                      19,074,655      241,198,631       64,613,733      370,381,974
Cost of shares redeemed                                              (98,427,376)     (45,911,969)    (144,373,057)    (162,003,224)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                                  (79,352,721)     195,286,662      (79,759,324)     208,378,750
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                               (114,398,315)     158,359,456     (198,800,427)      13,021,006
                                                                   -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                    285,050,758      126,691,302      477,434,924      464,413,918
                                                                   -------------    -------------    -------------    -------------
End of year                                                        $ 170,652,443    $ 285,050,758    $ 278,634,497    $ 477,434,924
                                                                   =============    =============    =============    =============
Undistributed net investment income at end of year                 $          --    $          --    $          --    $          --
                                                                   =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            ING DISCIPLINED LARGECAP FUND
                                                                            ------------------------------
                                                                                 YEAR             YEAR
                                                                                 ENDED            ENDED
                                                                                MAY 31,          MAY 31,
                                                                                 2003             2002
                                                                            -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                                $    (113,825)   $    (532,669)
Net realized gain (loss) on investments and futures                           (18,751,052)     (29,106,092)
Net change in unrealized appreciation (depreciation)
 of investments                                                                 4,799,759        4,441,583
                                                                            -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                                              (14,065,118)     (25,197,178)
                                                                            -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                              --               --
  Class B                                                                              --               --
Net realized gains:
  Class A                                                                              --               --
  Class B                                                                              --               --
                                                                            -------------    -------------
Total distributions                                                                    --               --
                                                                            -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               10,784,368       13,127,048
Dividends reinvested                                                                   --               --
                                                                            -------------    -------------
                                                                               10,784,368       13,127,048
Cost of shares redeemed                                                       (35,260,799)     (48,152,451)
                                                                            -------------    -------------
Net decrease in net assets resulting from capital share transactions          (24,476,431)     (35,025,403)
                                                                            -------------    -------------
Net decrease in net assets                                                    (38,541,549)     (60,222,581)
                                                                            -------------    -------------
NET ASSETS:
Beginning of year                                                             121,131,969      181,354,550
                                                                            -------------    -------------
End of year                                                                 $  82,590,420    $ 121,131,969
                                                                            =============    =============
Undistributed net investment income at end of year                          $          --    $          --
                                                                            =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING LARGE COMPANY VALUE FUND           ING MAGNACAP FUND
                                                               ------------------------------    ------------------------------
                                                                    YEAR             YEAR             YEAR             YEAR
                                                                    ENDED            ENDED            ENDED            ENDED
                                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                    2003             2002             2003             2002
                                                               -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                          $   1,150,630    $     624,008    $   1,260,957    $   1,362,303
Net realized gain (loss) on investments                          (33,175,923)       3,709,737      (73,313,713)       9,984,802
Net change in unrealized depreciation of investments               3,324,155      (32,312,425)      28,047,677      (58,176,380)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets resulting from operations             (28,701,138)     (27,978,680)     (44,005,079)     (46,829,275)
                                                               -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                           (383,585)         (48,577)        (541,544)      (1,450,626)
  Class C                                                                 --               --               --               --
  Class M                                                                 --               --               --          (25,317)
  Class Q                                                                (51)              --          (37,713)         (90,550)
Net realized gains
  Class A                                                                 --       (3,414,346)              --      (36,928,549)
  Class B                                                                 --          (76,886)              --      (15,231,540)
  Class C                                                                 --          (40,009)              --       (1,660,037)
  Class M                                                                 --               --               --       (2,235,251)
  Class Q                                                                 --             (375)              --       (1,561,541)
Tax return of capital
  Class A                                                                 --         (542,803)              --               --
  Class B                                                                 --          (12,223)              --               --
  Class C                                                                 --           (6,360)              --               --
  Class Q                                                                 --              (60)              --               --
                                                               -------------    -------------    -------------    -------------
Total distributions                                                 (383,636)      (4,141,639)        (579,257)     (59,183,411)
                                                               -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  12,076,101       23,772,105       19,818,980       42,905,807
Dividends reinvested                                                 316,244        3,625,709          509,567       47,870,369
                                                               -------------    -------------    -------------    -------------
                                                                  12,392,345       27,397,814       20,328,547       90,776,176
Cost of shares redeemed                                          (25,597,217)     (36,480,872)     (66,540,583)     (92,733,007)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                                    (13,204,872)      (9,083,058)     (46,212,036)      (1,956,831)
                                                               -------------    -------------    -------------    -------------
Net decrease in net assets                                       (42,289,646)     (41,203,377)     (90,796,372)    (107,969,517)
                                                               -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                180,121,298      221,324,675      321,550,160      429,519,677
                                                               -------------    -------------    -------------    -------------
End of year                                                    $ 137,831,652    $ 180,121,298    $ 230,753,788    $ 321,550,160
                                                               =============    =============    =============    =============
Undistributed net investment income at end of year             $     772,491    $          --    $     695,252    $          --
                                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  ING MIDCAP VALUE FUND          ING SMALLCAP VALUE FUND
                                                               ----------------------------    ----------------------------
                                                                   YEAR           PERIOD           YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                  MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                                   2003           2002(1)          2003           2002(1)
                                                               ------------    ------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                                            $   (167,900)   $    (18,723)   $   (290,497)   $    (33,829)
Net realized gain (loss) on investments                          (2,585,042)        477,240        (808,791)        286,427
Net change in unrealized depreciation of investments             (7,038,519)       (460,592)     (3,280,630)       (118,047)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations                                                 (9,791,461)         (2,075)     (4,379,918)        134,551
                                                               ------------    ------------    ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                           (66,920)             --         (53,921)             --
  Class B                                                           (10,431)             --            (269)             --
  Class C                                                            (8,620)             --          (8,732)             --
  Class I                                                            (1,546)             --          (2,331)             --
  Class Q                                                              (105)             --              --              --
Net realized gains:
  Class A                                                          (197,711)             --        (119,158)             --
  Class B                                                          (153,548)             --         (76,523)             --
  Class C                                                          (125,926)             --         (90,831)             --
  Class I                                                            (2,253)             --          (2,504)             --
  Class Q                                                              (180)             --              (6)             --
                                                               ------------    ------------    ------------    ------------
Total distributions                                                (567,240)             --        (354,275)             --
                                                               ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 20,390,316      48,636,078      16,776,369      36,135,334
Dividends reinvested                                                452,894              --         266,141              --
                                                               ------------    ------------    ------------    ------------
                                                                 20,843,210      48,636,078      17,042,510      36,135,334
Cost of shares redeemed                                         (17,802,172)     (1,839,469)    (15,157,416)     (1,443,796)
                                                               ------------    ------------    ------------    ------------
Net increase in net assets resulting from capital share
 transactions                                                     3,041,038      46,796,609       1,885,094      34,691,538
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                            (7,317,663)     46,794,534      (2,849,099)     34,826,089
                                                               ------------    ------------    ------------    ------------
NET ASSETS:
Beginning of period                                              46,794,534              --      34,826,089              --
                                                               ------------    ------------    ------------    ------------
End of period                                                  $ 39,476,871    $ 46,794,534    $ 31,976,990    $ 34,826,089
                                                               ============    ============    ============    ============
Undistributed net investment income (accumulated net
 investment loss) at end of period                             $    (29,333)   $     45,818    $    (29,333)   $     22,825
                                                               ============    ============    ============    ============

----------
(1)  Fund commenced operations on February 1, 2002.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            ING CONVERTIBLE FUND
                                                                       ------------------------------
                                                                           YEAR             YEAR
                                                                           ENDED            ENDED
                                                                          MAY 31,          MAY 31,
                                                                           2003             2002
                                                                       -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                           $   4,069,736    $   4,316,249
Net realized loss on investments                                          (1,549,700)     (94,733,125)
Net change in unrealized appreciation (depreciation) of investments        8,112,313       47,508,825
                                                                       -------------    -------------
Net decrease in net assets resulting from operations                      10,632,349      (42,908,051)
                                                                       -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                 (1,038,306)      (1,989,161)
  Class B                                                                 (1,007,242)      (1,691,488)
  Class C                                                                 (1,039,451)      (1,695,959)
  Class Q                                                                   (129,825)        (462,156)
Net realized gains
  Class A                                                                         --         (434,317)
  Class B                                                                         --         (598,881)
  Class C                                                                         --         (546,683)
  Class Q                                                                         --          (78,772)
                                                                       -------------    -------------
Total distributions                                                       (3,214,824)      (7,497,417)
                                                                       -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          19,562,889       49,293,522
Dividends reinvested                                                       2,040,333        4,837,275
                                                                       -------------    -------------
                                                                          21,603,222       54,130,797
Cost of shares redeemed                                                  (74,420,958)    (136,764,084)
                                                                       -------------    -------------
Net decrease in net assets resulting from capital share transactions     (52,817,736)     (82,633,287)
                                                                       -------------    -------------
Net decrease in net assets                                               (45,400,211)    (133,038,755)
                                                                       -------------    -------------
NET ASSETS:
Beginning of year                                                        239,214,256      372,253,011
                                                                       -------------    -------------
End of year                                                            $ 193,814,045    $ 239,214,256
                                                                       =============    =============
Undistributed net investment income at end of year                     $   1,969,917    $   1,072,672
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     ING EQUITY AND BOND FUND                    ING REAL ESTATE FUND
                                                  ------------------------------    -----------------------------------------------
                                                       YEAR             YEAR        SEVEN MONTHS         YEAR             YEAR
                                                       ENDED           ENDED            ENDED           ENDED             ENDED
                                                      MAY 31,         MAY 31,          MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                       2003             2002            2003             2002           2001 (000)
                                                  -------------    -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                             $   2,052,389    $   3,351,411    $   2,676,211    $   3,936,443    $       3,587
Net realized gain (loss) on investments             (10,770,814)      (1,232,233)       3,228,787        2,174,768            1,844
Net change in unrealized appreciation
 (depreciation) of investments                        4,912,801       (9,585,022)      11,405,743         (193,441)            (466)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                           (3,805,624)      (7,465,844)      17,310,741        5,917,770            4,965
                                                  -------------    -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                            (1,077,960)      (2,123,367)          (3,557)              --               --
  Class B                                              (368,267)        (917,202)          (1,521)              --               --
  Class C                                              (273,453)        (647,607)             (74)              --               --
  Class I                                                    --               --       (2,053,561)      (3,936,443)          (3,587)
  Class Q                                                (4,292)         (13,963)              --               --               --
  Class T                                               (62,879)        (182,065)              --               --               --
Net realized gains
  Class A                                                    --         (236,326)              --               --               --
  Class B                                                    --         (137,507)              --               --               --
  Class C                                                    --          (85,407)              --               --               --
  Class Q                                                    --           (1,525)              --               --               --
  Class T                                                    --          (23,977)              --               --               --
In excess of net investment income
  Class I                                                    --               --               --       (1,294,844)            (577)
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                  (1,786,851)      (4,368,946)      (2,058,713)      (5,231,287)          (4,164)
                                                  -------------    -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                     13,090,514       36,437,605       23,221,408       31,057,798           13,726
Dividends reinvested                                  1,413,761        3,439,849        1,220,646        3,749,980            3,110
                                                  -------------    -------------    -------------    -------------    -------------
                                                     14,504,275       39,877,454       24,442,054       34,807,778           16,836
Cost of shares redeemed                             (48,110,001)     (44,643,957)     (10,091,863)     (14,351,398)          (5,896)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (33,605,726)      (4,766,503)      14,350,191       20,456,380           10,940
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets               (39,198,201)     (16,601,293)      29,602,219       21,142,863           11,741
                                                  -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                                 111,480,557      128,081,850       97,330,917       76,188,054           64,447
                                                  -------------    -------------    -------------    -------------    -------------
End of period                                     $  72,282,356    $ 111,480,557    $ 126,933,136    $  97,330,917    $      76,188
                                                  =============    =============    =============    =============    =============
Undistributed net investment income at
 end of period                                    $     489,189    $     222,224    $   1,409,425    $     214,000    $         161
                                                  =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING GROWTH + VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS Q
                                                     --------------------------------------------
                                                      YEAR        YEAR   SEVEN MONTHS    JUNE 5,
                                                      ENDED       ENDED      ENDED     2000(1) TO
                                                     MAY 31,     MAY 31,    MAY 31,     OCT. 31,
                                                      2003        2002      2001(4)       2001
                                                     ------      ------     -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $        9.86       13.88       24.90       26.73
 Income (loss) from investment operations:
 Net investment loss                          $       (0.14)      (0.11)      (0.18)      (0.05)
 Net realized and unrealized loss on
 investments                                  $       (1.91)      (3.91)      (8.62)      (1.78)
 Total from investment operations             $       (2.05)      (4.02)      (8.80)      (1.83)
 Less distributions from:
 Net realized gains on investments            $          --          --        2.16          --
 Tax return of capital                        $          --          --        0.06          --
 Total distributions                          $          --          --        2.22          --
 Net asset value, end of period               $        7.81        9.86       13.88       24.90
 TOTAL RETURN(2)                              %      (20.79)     (28.96)     (38.00)      (6.85)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         211         396         454       1,346
 Ratios to average net assets:
 Expenses(3)                                  %        1.82        1.71        1.69        1.53
 Net investment loss(3)                       %       (1.35)      (0.93)      (1.43)      (1.19)
 Portfolio turnover rate                      %         294         255          95         163

----------
(1)  Commencement of operations of the class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS I
                                                       ----------------------------------------------------------------------------
                                                        YEAR         YEAR       FIVE MONTHS
                                                        ENDED        ENDED        ENDED                YEAR ENDED DECEMBER 31,
                                                       MAY 31,       MAY 31,      MAY 31,        ----------------------------------
                                                        2003          2002        2001(5)         2000          1999          1998
                                                       ------        ------       -------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       13.68         19.10         26.05         33.76         26.28         21.36
 Income (loss) from investment operations:
 Net investment income (loss)                   $       (0.12)        (0.19)        (0.08)        (0.15)        (0.17)        (0.05)
 Net realized and unrealized gain
 (loss) on investments                          $       (2.02)        (5.23)        (6.87)        (6.07)        20.49          5.18
 Total from investment operations               $       (2.14)        (5.42)        (6.95)        (6.22)        20.32          5.13
 Less distributions from:
 Net realized gains on investments              $          --            --            --          1.49         12.84          0.21
 Total distributions                            $          --            --            --          1.49         12.84          0.21
 Net asset value, end of period                 $       11.54         13.68         19.10         26.05         33.76         26.28
 TOTAL RETURN(2)                                %      (15.64)       (28.38)       (26.68)       (18.74)        93.86         24.06
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      44,704        56,719        79,174       108,005       132,953        83,233
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                            %        1.43          1.37          1.31          1.16          1.00          1.00
 Gross expenses prior to expense
 reimbursement(3)(4)                            %        1.43          1.37          1.31          1.16          1.00          1.00
 Net investment income (loss) after
 expense reimbursement(3)                       %       (1.04)        (1.21)        (0.92)        (0.56)        (0.61)        (0.13)
 Portfolio turnover rate                        %         355           473           217           326           286            98

                                                                          CLASS Q
                                                      ------------------------------------------------
                                                       YEAR         YEAR     FIVE MONTHS      JUNE 1,
                                                       ENDED        ENDED        ENDED      2000(1) TO
                                                      MAY 31,      MAY 31,      MAY 31,      DEC. 31,
                                                       2003         2002        2001(5)        2000
                                                      ------       ------       -------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $        13.16        18.70         25.48        32.58
 Income (loss) from investment operations:
 Net investment loss                          $        (0.12)       (0.34)*       (0.10)       (0.15)
 Net realized and unrealized loss on
 investments                                  $        (1.97)       (5.20)        (6.68)       (5.46)
 Total from investment operations             $        (2.09)       (5.54)        (6.78)       (5.61)
 Less distributions from:
 Net realized gains on investments            $           --           --            --         1.49
 Total distributions                          $           --           --            --         1.49
 Net asset value, end of period               $        11.07        13.16         18.70        25.48
 TOTAL RETURN(2)                              %       (15.88)      (29.63)       (26.61)      (17.55)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $            3           10         7,947       10,274
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %         1.68         1.62          1.56         1.41
 Gross expenses prior to expense
 reimbursement(3)                             %         1.68         1.62          1.56         1.41
 Net investment loss after
 expense reimbursement(3)(4)                  %        (1.31)       (1.49)        (1.17)       (0.81)
 Portfolio turnover rate                      %          355          473           217          326

----------
(1)  Commencement of operations of Class Q.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS I
                                                                               ---------------------
                                                                                YEAR      JANUARY 8,
                                                                                ENDED     2002(6) TO
                                                                               MAY 31,      MAY 31,
                                                                                2003         2002
                                                                               ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                    $      16.93        21.04
 Income (loss) from investment operations:
 Net investment loss                                                     $      (0.06)       (0.02)
 Net realized and unrealized loss on investments                         $      (2.16)       (4.09)
 Total from investment operations                                        $      (2.22)       (4.11)
 Net asset value, end of period                                          $      14.71        16.93
 TOTAL RETURN(2):                                                        %     (13.11)      (19.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                       $     22,156       26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement/ (recoupment)(3)(4)            %       1.05         0.96
 Gross expenses prior to expense reimbursement/(recoupment)(3)           %       1.21         0.96
 Net investment loss after expense reimbursement/(recoupment)(3)(4)      %      (0.42)       (0.43)
 Portfolio turnover rate                                                 %        291          536

                                                                                        CLASS Q
                                                      -------------------------------------------------------------------------
                                                                               ELEVEN                    THREE
                                                       YEAR         YEAR       MONTHS        YEAR       MONTHS         YEAR
                                                       ENDED        ENDED       ENDED        ENDED       ENDED         ENDED
                                                      MAY 31,      MAY 31,     MAY 31,      JUNE 30,    JUNE 30,      MARCH 31,
                                                       2003         2002       2001(5)        2000       1999(1)        1999
                                                      ------       ------      -------       ------      -------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $       16.92        24.81        43.71        28.43        25.24        15.66
 Income (loss) from investment operations:
 Net investment loss                           $       (0.15)       (0.44)       (0.17)       (0.20)       (0.03)       (0.02)
 Net realized and unrealized gain
 (loss) on investments                         $       (2.11)       (7.44)      (18.26)       15.86         3.22         9.87
 Total from investment operations              $       (2.26)       (7.88)      (18.43)       15.66         3.19         9.85
 Less distributions from:
 Net investment income                         $          --         0.01           --           --           --           --
 Net realized gains on investments             $          --           --         0.47         0.38           --         0.27
 Total distributions                           $          --         0.01         0.47         0.38           --         0.27
 Net asset value, end of period                $       14.66        16.92        24.81        43.71        28.43        25.24
 TOTAL RETURN(2):                              %      (13.36)      (31.77)      (42.50)       55.57        12.64        63.76

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $       6,178       16,840       12,534       24,838        6,044        4,908
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/(recoupment)(3)(4)              %        1.31         1.21         1.19         1.26         1.23         1.26
 Gross expenses prior to expense
 reimbursement/(recoupment)(3)                 %        1.47         1.21         1.19         1.26         1.25         1.91
 Net investment loss after expense
 reimbursement/(recoupment)(3)(4)              %       (0.66)       (0.76)       (0.50)       (0.77)       (0.36)       (0.28)
 Portfolio turnover rate                       %         291          536          331          139           27          253

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.
(6)  Commencement of operations of Class I.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS I
                                                     --------------------------------------------------------------------------
                                                      YEAR         YEAR      FIVE MONTHS          YEAR ENDED         AUGUST 20,
                                                      ENDED        ENDED        ENDED            DECEMBER 31,        1998(1) TO
                                                     MAY 31,      MAY 31,      MAY 31,       -------------------    DECEMBER 31,
                                                      2003         2002        2001(6)        2000         1999         1998
                                                     ------       ------       -------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       11.29        14.73         19.26        21.34        12.99        10.00
 Income (loss) from investment operations:
 Net investment loss                          $       (0.11)       (0.11)*       (0.06)       (0.13)       (0.15)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                               $       (0.85)       (3.33)        (4.47)        0.23        12.09         3.01
 Total from investment operations             $       (0.96)       (3.44)        (4.53)        0.10        11.94         2.99
 Less distributions from:
 Net realized gains on investments            $          --           --            --         2.18         3.59           --
 Total distributions                          $          --           --            --         2.18         3.59           --
 Net asset value, end of period               $       10.33        11.29         14.73        19.26        21.34        12.99
 TOTAL RETURN(3):                             %       (8.50)      (23.35)       (23.52)        0.08       103.19        29.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      10,844       39,874        52,007       68,006       67,954       33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %        1.09         1.26          1.52         1.36         1.41         1.50
 Gross expenses prior to expense
 reimbursement(4)                             %        1.41         1.50          1.52         1.36         1.41         2.01
 Net investment loss after expense
 reimbursement(4)(5)                          %       (0.71)       (0.95)        (0.97)       (0.66)       (1.04)       (0.70)
 Portfolio turnover rate                      %         345          399           182          188          201           61

                                                                         CLASS Q
                                                     ----------------------------------------------
                                                      YEAR        YEAR     FIVE MONTHS   APRIL 14,
                                                      ENDED       ENDED       ENDED     2000(2) TO
                                                     MAY 31,     MAY 31,     MAY 31,   DECEMBER 31,
                                                      2003        2002       2001(6)       2000
                                                     ------      ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       11.16       14.63        19.16       22.57
 Income (loss) from investment operations:
 Net investment loss                          $       (0.09)      (0.17)*      (0.08)      (0.06)
 Net realized and unrealized loss
 on investments                               $       (0.88)      (3.30)       (4.45)      (1.17)
 Total from investment operations             $       (0.97)      (3.47)       (4.53)      (1.23)
 Less distributions from:
 Net realized gains on investments            $          --          --           --        2.18
 Total distributions                          $          --          --           --        2.18
 Net asset value, end of period               $       10.19       11.16        14.63       19.16
 TOTAL RETURN(3):                             %       (8.69)     (23.72)      (23.64)      (5.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       4,886       6,563        3,071       3,264
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %        1.33        1.63         1.82        1.61
 Gross expenses prior to expense
 reimbursement(4)                             %        1.66        1.69         1.82        1.61
 Net investment loss after expense
 reimbursement(4)(5)                          %       (0.98)      (1.35)       (1.28)      (0.91)
 Portfolio turnover rate                      %         345         399          182         188

----------
(1)  Commencement of operations of the Fund.
(2)  Commencement of operations of Class Q.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC with three years.
(6)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.


                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS I
                                                     --------------------------------------------------------------
                                                      YEAR         YEAR       FIVE MONTHS
                                                      ENDED        ENDED         ENDED      YEAR ENDED DECEMBER 31,
                                                     MAY 31,      MAY 31,       MAY 31,     -----------------------
                                                      2003         2002         2001(6)        2000       1999(1)
                                                     ------       ------        -------       ------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $      24.07        39.02          47.47        59.54        31.78
 Income (loss) from investment operations:
 Net investment loss                            $      (0.23)       (0.36)**       (0.14)       (1.00)       (0.08)
 Net realized and unrealized gain (loss)
 on investments                                 $      (5.57)      (13.60)         (8.31)       (2.17)       35.40
 Total from investment operations               $      (5.80)      (13.96)         (8.45)       (3.17)       35.32
 Less distributions from:
 Net realized gains on investments              $         --         0.99             --         8.90         7.56
 Total distributions                            $         --         0.99             --         8.90         7.56
 Net asset value, end of period                 $      18.27        24.07          39.02        47.47        59.54
 TOTAL RETURN(3)                                %     (24.10)      (36.17)        (17.80)       (5.21)      126.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      8,510       10,700             --*          --*          --*
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                               %       1.46         1.41           1.31         1.15         0.47(5)
 Gross expenses prior to expense
 reimbursement(4)                               %       1.46         1.41           1.31         1.15         0.47
 Net investment loss after expense
 reimbursement(4)                               %      (1.37)       (1.34)         (1.03)       (0.75)       (0.35)(5)
 Portfolio turnover rate                        %        357          423            104          134          223

                                                                          CLASS Q
                                                     ------------------------------------------------
                                                      YEAR        YEAR      FIVE MONTHS    APRIL 4,
                                                      ENDED       ENDED        ENDED      2000(2) TO
                                                     MAY 31,     MAY 31,      MAY 31,    DECEMBER 31,
                                                      2003        2002        2001(6)       2000
                                                     ------      ------       -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       24.07       38.81         47.20       60.86
 Income (loss) from investment operations:
 Net investment loss                          $       (0.53)      (0.51)**      (0.20)      (0.27)
 Net realized and unrealized loss on
 investments                                  $       (5.32)     (13.24)        (8.19)      (4.49)
 Total from investment operations             $       (5.85)     (13.75)        (8.39)      (4.76)
 Less distributions from:
 Net realized gains on investments            $          --        0.99            --        8.90
 Total distributions                          $          --        0.99            --        8.90
 Net asset value, end of period               $       18.22       24.07         38.81       47.20
 TOTAL RETURN(3)                              %      (24.30)     (35.83)       (17.78)      (8.29)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         906       3,651         2,832       2,545
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                             %        1.70        1.66          1.56        1.40
 Gross expenses prior to expense
 reimbursement(4)                             %        1.70        1.66          1.56        1.40
 Net investment loss after expense
 reimbursement(4)                             %       (1.62)      (1.62)        (1.28)      (1.10)
 Portfolio turnover rate                      %         357         423           104         134

----------
(1)  Commencement of operations of Class I is April 1, 1999.
(2)  Commencement of operations of Class Q.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.
(6)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $1,000.
** Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS I
                                                             ------------------------------------------------------------
                                                              YEAR         YEAR    SEVEN MONTHS              DECEMBER 31,
                                                              ENDED        ENDED       ENDED      YEAR ENDED  1998(1) TO
                                                             MAY 31,      MAY 31,     MAY 31,      OCT. 31,   OCTOBER 31,
                                                              2003         2002       2001(5)        2000        1999
                                                             ------       ------      -------       ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $      8.52         9.94        11.25        11.17       10.00
 Income (loss) from investment operations:
 Net investment income                                  $      0.05         0.04         0.02         0.04        0.06
 Net realized and unrealized gain (loss) on
 investments                                            $     (0.85)       (1.46)       (1.33)        0.19        1.11
 Total from investment operations                       $     (0.80)       (1.42)       (1.31)        0.23        1.17
 Less distributions from:
 Net realized gains on investments                      $        --           --           --         0.15          --
 Total distributions                                    $        --           --           --         0.15          --
 Net asset value, end of period                         $      7.72         8.52         9.94        11.25       11.17
 TOTAL RETURN(2)                                        %     (9.39)      (14.28)      (11.64)        2.00       11.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $    19,550       21,578       25,172       28,473      27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)            %      1.12         1.00         1.04         1.07        0.98(4)
 Gross expenses prior to expense reimbursement(3)       %      1.12         1.00         1.04         1.07        1.23
 Net investment income after expense
 reimbursement(3)                                       %      0.70         0.46         0.27         0.34        0.62(4)
 Portfolio turnover rate                                %       106          149           26           57          26

----------
(1)  Commencement of operations of the Fund.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING LARGE COMPANY VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 CLASS Q
                                                           ------------------
                                                            YEAR   OCTOBER 4,
                                                            ENDED  2001(1) TO
                                                           MAY 31,   MAY 31,
                                                            2003      2002
                                                           ------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $    14.62     14.53
 Income from investment operations:
 Net investment income                                 $     0.11      0.07
 Net realized and unrealized gain (loss)
 on investments                                        $    (2.33)     0.35
 Total from investment operations                      $    (2.23)     0.42
 Less distributions from:
 Net investment income                                 $     0.04        --
 Net realized gain on investments                      $       --      0.29
 Tax return of capital                                 $       --      0.04
 Total distributions                                   $     0.04      0.33
 Net asset value, end of period                        $    12.36     14.62
 TOTAL RETURN(2):                                      %   (15.15)     2.80

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $       14        20
 Ratios to average net assets:
 Expenses(3)                                           %     1.35      1.16
 Net investment income(3)                              %     0.89      0.67
 Portfolio turnover rate                               %      103        88

----------
(1)  Commencement of operations of Class Q.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       CLASS I                            CLASS Q
                                                      ----------    --------------------------------------------------
                                                       MARCH 5,      YEAR         YEAR    ELEVEN MONTHS   NOVEMBER 19,
                                                      2003(1) TO     ENDED        ENDED       ENDED        1999(5) TO
                                                        MAY 31,     MAY 31,      MAY 31,     MAY 31,        JUNE 30,
                                                         2003        2003         2002       2001(4)          2000
                                                        ------      ------       ------      -------         ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        7.55       10.11        13.55        15.84          16.26
 Income (loss) from investment operations:
 Net investment income                           $        0.01        0.08         0.09         0.07           0.05
 Net realized and unrealized loss
 on investments                                  $        1.26       (1.32)       (1.52)       (0.38)         (0.47)
 Total from investment operations                $        1.27       (1.24)       (1.43)       (0.31)         (0.42)
 Less distributions from:
 Net investment income                           $          --        0.05         0.11         0.10             --
 Net realized gains on investments               $          --          --         1.90         1.88             --
 Total distributions                             $          --        0.05         2.01         1.98             --
 Net asset value, end of period                  $        8.82        8.82        10.11        13.55          15.84
 TOTAL RETURN(2):                                %       16.82      (12.27)      (10.75)       (2.60)         (2.58)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $           7       7,431        8,495       11,184          9,928
 Ratios to average net assets:
 Expenses(3)                                     %        0.92        1.22         1.12         1.11           1.24
 Net investment income(3)                        %        2.06        0.95         0.81         0.53           0.46
 Portfolio turnover rate                         %         110         110           75           92             26

----------
(1)  Commencement of operations of Class I.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5)  Commencement of operations of Class Q.

                 See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS I                CLASS Q
                                                                 --------------------   ---------------------
                                                                  YEAR      MARCH 4,     YEAR       APRIL 17,
                                                                  ENDED    2002(1) TO    ENDED     2002(2) TO
                                                                 MAY, 31     MAY 31,    MAY 31,      MAY 31,
                                                                  2003        2002       2003         2002
                                                                 ------      ------     ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $    10.30       10.20      10.28        10.52
 Income (loss) from investment operations:
 Net investment income (loss)                                $     0.01        0.01       0.00*        0.00*
 Net realized and unrealized gain (loss) on investments      $    (1.74)       0.09      (1.75)       (0.24)
 Total from investment operations                            $    (1.73)       0.10      (1.75)       (0.24)
 Less distributions from:
 Net investment income                                       $     0.07          --       0.06           --
 Net realized gains on investments                           $     0.11          --       0.11           --
 Total distributions                                         $     0.18          --       0.17           --
 Net asset value, end of period                              $     8.39       10.30       8.36        10.28
 TOTAL RETURN(3):                                            %   (16.35)       0.98     (16.62)       (2.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      197          71         14           11
 Ratios to average net assets:
 Net expenses after reimbursement (4)(5)                     %     1.28        1.24       1.54         1.52
 Gross expenses prior to expense reimbursement(4)            %     1.70        2.60       1.96         2.28
 Net investment income after expense reimbursement(4)(5)     %     0.46        0.38       0.14         0.43
 Portfolio turnover rate                                     %       72          13         72           13

----------
(1)  Commencement of operations of Class I.
(2)  Commencement of operations of Class Q.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not anualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period

                                                                         CLASS I                 CLASS Q
                                                                  --------------------    --------------------
                                                                   YEAR       MARCH 7,     YEAR      APRIL 30,
                                                                   ENDED    2002(1) TO     ENDED    2002(2) TO
                                                                  MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                                   2003        2002        2003        2002
                                                                  ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $      10.63       10.32       10.63       11.01
 Income (loss) from investment operations:
 Net investment income (loss)                               $      (0.05)       0.00*       0.33        0.00*
 Net realized and unrealized gain (loss) on investments     $      (0.97)       0.31       (1.34)      (0.38)
 Total from investment operations                           $      (1.02)       0.31       (1.01)      (0.38)
 Less distributions from:
 Net investment income                                      $       0.08          --          --          --
 Net realized gains on investments                          $       0.09          --        0.09          --
 Total distributions                                        $       0.17          --        0.09          --
 Net asset value, end of period                             $       9.44       10.63        9.53       10.63
 TOTAL RETURN(3):                                           %      (9.49)       3.00       (9.47)      (3.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $        222          26           1           8
 Ratios to average net assets:
 Net expenses after reimbursement (4)(5)                    %       1.32        1.23        1.35        1.42
 Gross expenses prior to expense reimbursement(4)           %       1.73        2.78        1.73        2.42
 Net investment income (loss) after expense
 reimbursement(4)(5)                                        %      (0.13)       0.17       (0.32)       0.00
 Portfolio turnover rate                                    %         54          12          54          12

----------
(1)  Commencement of operations of Class I.
(2)  Commencement of operations of Class Q.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not anualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS Q
                                                      ---------------------------------------------------------------------
                                                                              ELEVEN                  THREE
                                                       YEAR        YEAR       MONTHS         YEAR     MONTHS         YEAR
                                                       ENDED       ENDED       ENDED         ENDED     ENDED         ENDED
                                                      MAY 31,     MAY 31,     MAY 31,      JUNE 30,   JUNE 30,     MARCH 31,
                                                       2003        2002       2001(5)        2000      1999(1)       1999
                                                      ------      ------      -------       ------     -------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $      14.91       17.37        26.85        22.51       21.22       18.47
 Income (loss) from investment operations:
 Net investment income                          $       0.41        0.36         0.59         0.44        0.09        0.43
 Net realized and unrealized gain (loss)
 on investments                                 $       0.76       (2.28)       (4.84)        7.82        1.31        3.09
 Total from investment operations               $       1.17       (1.92)       (4.25)        8.26        1.40        3.52
 Less distributions from:
 Net investment income                          $       0.34        0.45         0.53         0.35        0.11        0.46
 Net realized gains on investments              $         --        0.09         4.70         3.57          --        0.31
 Total distributions                            $       0.34        0.54         5.23         3.92        0.11        0.77
 Net asset value, end of period                 $      15.74       14.91        17.37        26.85       22.51       21.22
 TOTAL RETURN(2):                               %       8.11      (11.12)      (17.50)       40.36        6.62       19.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      4,030       8,626       29,629       56,165      17,537       8,741
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/(recoupment)(3)(4)               %       1.36        1.19         1.15         1.25        1.23        1.23
 Gross expenses prior to expense
 reimbursement/ (recoupment)(3)                 %       1.36        1.19         1.14         1.25        1.23        1.35
 Net investment income after expense
 reimbursement/(recoupment)(3)(4)               %       2.78        2.23         2.47         1.88        2.04        2.37
 Portfolio turnover rate                        %         97         100          145          129          28         138

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS Q
                                                   ----------------------------------------------------------
                                                                      ELEVEN               THREE
                                                    YEAR      YEAR    MONTHS      YEAR     MONTHS     YEAR
                                                    ENDED     ENDED    ENDED      ENDED    ENDED      ENDED
                                                   MAY 31,   MAY 31,  MAY 31,   JUNE 30,  JUNE 30,  MARCH 31,
                                                    2003      2002    2001(5)     2000    1999(1)     1999
                                                   ------    ------   -------    ------   -------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $    11.98     13.23     14.94     19.04     18.85     18.48
 Income (loss) from investment operations:
 Net investment income                         $     0.28      0.42      0.44      0.54      0.11      0.44
 Net realized and unrealized gain (loss)
 on investments                                $    (0.38)    (1.15)    (0.54)    (0.57)     0.16      2.50
 Total from investment operations              $    (0.10)    (0.73)    (0.10)    (0.03)     0.27      2.94
 Less distributions from:
 Net investment income                         $     0.25      0.47      0.47      0.40      0.08      0.50
 Net realized gains on investments             $       --      0.05      1.14      3.67        --      2.07
 Total distributions                           $     0.25      0.52      1.61      4.07      0.08      2.57
 Net asset value, end of period                $    11.63     11.98     13.23     14.94     19.04     18.85
 TOTAL RETURN(2):                              %    (0.61)    (5.53)    (0.70)    (0.60)     1.44     17.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $      222       191       373       230       190       176
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                           %     1.50      1.40      1.25      1.30      1.25      1.25
 Gross expenses prior to expense
 reimbursement(3)                              %     1.61      1.40      1.46      1.51      1.51      1.63
 Net investment income after expense
 reimbursement(3)(4)                           %     2.70      3.31      3.61      3.36      2.30      2.41
 Portfolio turnover rate                       %      129       145        76       173        63       165

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS I
                                                -----------------------------------------------------------------------
                                                  PERIOD
                                                   ENDED                        YEAR ENDED OCTOBER 31,
                                                MAY 31,(1)    ---------------------------------------------------------
                                                   2003        2002         2001         2000         1999        1998
                                                  ------      ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       9.98        9.77         9.57         8.24         9.10        11.49
 Income from investment operations:
 Net investment income                     $       0.20        0.60         0.50         0.69         0.49         0.35
 Net realized and unrealized gain
 (loss) on investments                     $       1.47        0.23         0.27         1.21        (0.80)       (1.85)
 Total from investment operations          $       1.67        0.83         0.77         1.90        (0.31)       (1.50)
 Less distributions from:
 Net investment income                     $       0.20       (0.62)       (0.57)       (0.57)       (0.55)       (0.40)
 Capital Gains                                       --          --           --           --           --        (0.49)
 Total distributions                       $       0.20       90.62)       (0.57)       (0.57)       (0.55)       (0.89)
 Net asset value, end of period            $      11.45        9.98         9.77         9.57         8.24         9.10
 TOTAL RETURN(2)                           %      16.95        8.06         7.88        23.78        (3.70)      (14.16)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000)          $    125,645      97,331       76,188       64,447       55,968       55,617
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %       1.00        0.98         1.00         1.00         1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                          %       1.19        0.98         1.03         1.05         1.11         1.17
 Net investment income after
 expense reimbursement(3)(4)               %       4.26        4.29         4.84         5.71         5.37         3.29
 Portfolio turnover rate                   %         62         106           77           93           67           74

----------
(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of May 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET"), ING Investment Funds, Inc. ("IIF") and ING Mayflower Trust ("IMT"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized in 1998 with nineteen separate series (Portfolios). Thirteen of the Portfolios in this report are: ING Growth Opportunities Fund ("Growth Opportunities"), ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap", formerly ING Research Enhanced Index), ING Large Company Value Fund ("Large Company Value"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond", formerly ING Equity and Income Fund) and ING Real Estate Fund ("Real Estate", formerly CRA Realty Shares Portfolio). IIF is a Maryland Corporation organized in 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap"). IMT is a Massachusetts business trust organized in 1993 with two separate series (Portfolios). One of the Portfolios in this report is ING Growth + Value Fund ("Growth + Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the Securities and Exchange Commission. Shareholders of Growth + Value and MagnaCap did not approve the Reorganization; therefore those Funds remain part of ING Mayflower Trust and ING Investment Funds, Inc., respectively.

As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: Convertible, Equity and Bond, Growth Opportunities, LargeCap Growth, Large Company Value Fund, Disciplined LargeCap and SmallCap Opportunities (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 23, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial statements shown for periods prior to September 23, 2002 are the financial statements of the Reorganized Fund. MidCap Opportunities, MidCap Value Fund and SmallCap Value were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.

--------------------------------------------------------------------------------

Prior to the Reorganization, Convertible, Equity and Bond, and LargeCap Growth were series of ING Mutual Funds ("IMF"). IMF is a Delaware business trust registered as an open-end management investment company organized in 1992.

Prior to the Reorganization, Growth Opportunities was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, SmallCap Opportunities was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, Large Company Value was the sole series of ING Large Company Value Fund, Inc., a Maryland corporation registered as an open-end, diversified management investment company organized in April 1991.

Prior to the Reorganization, Disciplined LargeCap was a series of IMT. As discussed above, IMT is a Massachusetts business trust registered as an open-end management investment company organized in 1993.

On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio (the "Acquired Fund") were transferred to a newly created series of the ING Equity Trust, the ING Real Estate Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. These shares were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated.

This reorganization was accounted for as tax-free reorganization under the Internal Revenue Code. Accordingly, no gain or loss was recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for shares of the Acquiring Fund.

Prior to November 4, 2002, Real Estate was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company, established July 18, 1991.

Effective October 1, 2002, ING Funds Distributor, Inc. changed its name to ING Funds Distributor, LLC and is a wholly owned subsidiary of ING Groep N.V. ("ING").

ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in

--------------------------------------------------------------------------------

     mutual funds are valued at the closing Net Asset Value (NAV) per share. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to

--------------------------------------------------------------------------------

     deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at May 31, 2003.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY                   SEMI-ANNUALLY             QUARTERLY
     --------                   -------------             ---------
     Growth + Value             MagnaCap                  Convertible
     Growth                     Large Company             Equity and Bond
      Opportunities              Value                    Real Estate
     LargeCap
      Growth
     Midcap
      Opportunities
     SmallCap
      Opportunities
     Disciplined
      LargeCap
     MidCap Value
     SmallCap Value

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Subchapter M of Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for

--------------------------------------------------------------------------------

     a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund had the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. Generally, in the event of counterparty default, the Funds have the right to use collateral to offset losses incurred. There would be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leverage effect, which may intensify the credit, market and other risks associated with investing in a Fund. There were no securities on loan as of May 31, 2003.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                             PURCHASES            SALES
                                             ---------            -----
     Growth+ Value                        $  706,782,738     $  801,760,722
     Growth Opportunities                    699,915,562        766,500,161
     LargeCap Growth                         541,244,697        603,507,472
     MidCap Opportunities                    625,749,686        708,520,580
     SmallCap Opportunities                1,108,186,765      1,178,620,201
     Disciplined LargeCap                     94,105,244        118,416,204
     Large Company Value                     141,233,597        137,577,889
     MagnaCap                                254,774,488        271,259,925
     MidCap Value                             28,104,223         24,546,472
     SmallCap Value                           22,037,663         16,248,323
     Convertible                             178,599,186        210,029,061
     Equity and Bond                         109,856,591        131,868,826
     Real Estate                              81,446,336         65,054,934

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                           AS A PERCENT OF AVERAGE NET ASSETS
                           ----------------------------------------------------------------------
Growth+ Value              1.00%
Growth Opportunities       0.95%
LargeCap Growth            0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities       1.00%
SmallCap Opportunities     1.00%
Disciplined LargeCap       0.70%
Large                      Company Value 0.75% on first $100 million; 0.60% on
                           next $50 million; 0.50% on next $100 million; and
                           0.40% in excess of $250 million
MagnaCap                   1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next
                           $250 million; and 0.50% in excess of $500 million
MidCap Value               1.00%
SmallCap Value             1.00%
Convertible                0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Equity and Bond            0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate                0.70%

Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as Sub-Adviser to the Growth + Value Fund pursuant to a subadvisory agreement between the Manager and Navellier. Aeltus Investment Management, Inc. ("Aeltus"), a registered investment advisor, serves as Sub-Adviser to the Disciplined LargeCap Fund pursuant to a subadvisory agreement between the Manager and Aeltus. Prior to August 1, 2001, J.P. Morgan Investment Management, Inc. served as Sub-Adviser to the Fund. Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the MidCap Value and SmallCap Value Funds pursuant to a subadvisory agreement between the Manager and Brandes.

Clarion CRA Securities, L.P. ("CRA"), a registered investment advisor, became the Sub-Adviser to the Real Estate Fund pursuant a subadvisory agreement, dated November 4, 2002, between the Manager and CRA. Prior to November 4, 2002, CRA served as the investment advisor to Real Estate.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

MagnaCap has entered into a service agreement with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Income.

Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                            CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q      CLASS T
                            -------     -------     -------     -------     -------     -------      -------
Growth + Value                0.30%      1.00%       1.00%         N/A         N/A       0.25%          N/A
Growth Opportunities          0.30       1.00        1.00          N/A         N/A       0.25         0.95%
LargeCap Growth               0.35       1.00        1.00          N/A         N/A       0.25           N/A
MidCap Opportunities          0.30       1.00        1.00          N/A         N/A       0.25           N/A
SmallCap Opportunities        0.30       1.00        1.00          N/A         N/A       0.25         0.95
Disciplined LargeCap          0.30       1.00        1.00          N/A         N/A       0.25           N/A
Large Company Value           0.25       1.00        1.00          N/A         N/A       0.25           N/A
MagnaCap                      0.30       1.00        1.00          N/A       0.75%       0.25           N/A
MidCap Value                  0.25       1.00        1.00          N/A         N/A       0.25           N/A
SmallCap Value                0.25       1.00        1.00          N/A         N/A       0.25           N/A
Convertible                   0.35       1.00        1.00          N/A         N/A       0.25           N/A
Equity and Bond               0.35       1.00        1.00          N/A         N/A       0.25         0.75
Real Estate                   0.25       1.00        1.00          N/A         N/A       0.25           N/A

Beginning March 1, 2001, the Distributor agreed to waive 0.10% of the Distribution fee for the Tax Efficient Equity Fund for Class A only.

For the year ended May 31, 2003, the Distributor has retained $93,181 as sales charges from the proceeds of Class A Shares sold, $50,441 and $71,478 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $135 from the proceeds of Class M Shares sold.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                              ACCRUED                             ACCRUED
                            INVESTMENT          ACCRUED         DISTRIBUTION
                            MANAGEMENT      ADMINISTRATIVE      AND SERVICE
                               FEES        AND SERVICE FEES         FEES           TOTAL
                               ----        ----------------         ----           -----
Growth + Value              $ 170,969          $ 154,582         $ 141,131      $ 466,682
Growth Opportunities          139,093            118,490            80,088        337,671
LargeCap Growth               137,621             14,711           101,715        254,047
MidCap Opportunities          172,245             83,444           103,182        358,871
SmallCap Opportunities        226,575            168,697           151,437        546,709
Disciplined LargeCap           48,362             27,566            48,769        124,697
Large Company Value            80,631             11,315            31,177        123,123
MagnaCap                      154,656              5,330            93,761        253,747
MidCap Value                   30,872              3,087            21,861         55,820
SmallCap Value                 25,523              2,552            17,953         46,028
Convertible                   145,204             16,044           130,648        291,896
Equity and Bond                45,292              6,039            41,924         93,255
Real Estate                    74,460             10,649               294         85,403

At May 31, 2003, State Street Bank and Trust Company and Norwest Bank owned 5.74% and 21.96% respectively, of the Growth Opportunities Fund. State Street Bank and Trust Company also owned 5.21% of the SmallCap Opportunities Fund. ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 12.13% and 4.09% of LargeCap Growth Fund and Large Company Value Fund, respectively. Realiastar owned 5.50% of the MidCap Opportunities Fund, and 23.76% of the Disciplined LargeCap Fund. At May 31, 2003, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 20.56%, 6.42%, 5.40%, 5.27% and 5.13%. Investment activities of these shareholders could have a material impact on the Funds.

Included in realized losses of the MagnaCap Fund is $289,895 in reimbursements for investment losses made by the Investment Adviser.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                             CLASS A     CLASS B     CLASS C     CLASS I     CLASS Q      CLASS T
                             -------     -------     -------     -------     -------      -------
LargeCap Growth(1)            1.60%       2.25%       2.25%        N/A        1.50%          N/A
MidCap Opportunities(2)       1.50        2.20        2.20        1.20%       1.35           N/A
Large Company Value           2.75        3.50        3.50         N/A        2.75           N/A
MidCap Value                  1.75        2.50        2.50        1.50        1.75           N/A
SmallCap Value                1.75        2.50        2.50        1.50        1.75           N/A
Convertible(1)                1.60        2.25        2.25         N/A        1.50           N/A
Equity and Bond(1)(3)         1.60        2.25        2.25         N/A        1.50         2.00%
Real Estate                   1.45        2.20        2.20        1.00        1.25           N/A

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.25%.
(2)  Prior to January 1, 2002, there was no expense limitation for the Fund.
(3) Prior to November 1, 2001, the expense limitation rate for Class T was 1.75%.

--------------------------------------------------------------------------------

Each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

     LargeCap Growth           $293,050
     MidCap Opportunities       834,643
     MidCap Value               248,002
     SmallCap Value             227,214
     Equity and Bond            354,988
     Real Estate                118,117

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At May 31, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                   CLASS A SHARES                   CLASS B SHARES
                                          ------------------------------    ------------------------------
                                              YEAR              YEAR            YEAR              YEAR
                                              ENDED             ENDED           ENDED             ENDED
                                             MAY 31,           MAY 31,         MAY 31,           MAY 31,
                                              2003              2002            2003              2002
                                          -------------    -------------    -------------    -------------
ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                                   1,525,553        7,573,521          775,059        1,829,213
Shares redeemed                              (4,091,241)     (10,051,567)      (6,243,894)      (6,707,089)
                                          -------------    -------------    -------------    -------------
Net decrease in shares outstanding           (2,565,688)      (2,478,046)      (5,468,835)      (4,877,876)
                                          =============    =============    =============    =============
ING GROWTH + VALUE ($)
Shares sold                               $  12,691,301    $  83,819,458    $   5,705,478    $  20,197,659
Shares redeemed                             (32,447,566)    (111,034,969)     (47,161,811)     (71,726,807)
                                          -------------    -------------    -------------    -------------
Net decrease                              $ (19,756,265)   $ (27,215,511)   $ (41,456,333)   $ (51,529,148)
                                          =============    =============    =============    =============

                                                 CLASS C SHARES                 CLASS Q SHARES
                                         ----------------------------    ----------------------------
                                              YEAR           YEAR            YEAR            YEAR
                                              ENDED          ENDED           ENDED           ENDED
                                             MAY 31,        MAY 31,         MAY 31,         MAY 31,
                                              2003           2002            2003            2002
                                         ------------    ------------    ------------    ------------
ING GROWTH + VALUE
 (NUMBER OF SHARES)
Shares sold                                   555,346       1,324,639           2,650          27,404
Shares redeemed                            (4,193,623)     (4,731,745)        (15,845)        (19,970)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in shares
  outstanding                              (3,638,277)     (3,407,106)        (13,195)          7,434
                                         ============    ============    ============    ============
ING GROWTH + VALUE ($)
Shares sold                              $  4,087,044    $ 14,652,114    $     21,001    $    312,909
Shares redeemed                           (31,396,649)    (50,714,645)       (113,542)       (235,075)
                                         ------------    ------------    ------------    ------------
Net increase (decrease)                  $(27,309,605)   $(36,062,531)   $    (92,541)   $     77,834
                                         ============    ============    ============    ============

--------------------------------------------------------------------------------

                                              CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                       ----------------------------    ----------------------------    ----------------------------
                                           YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                          MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                           2003            2002            2003            2002            2003            2002
                                       ------------    ------------    ------------    ------------    ------------    ------------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                 978,264       2,688,274         237,656         599,172         180,590         580,309
Shares redeemed                          (3,247,365)     (4,465,341)     (2,452,695)     (2,729,664)     (1,551,613)     (2,210,476)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                             (2,269,101)     (1,777,067)     (2,215,039)     (2,130,492)     (1,371,023)     (1,630,167)
                                       ============    ============    ============    ============    ============    ============
ING GROWTH OPPORTUNITIES ($)
Shares sold                            $ 10,243,050    $ 40,004,026    $  2,305,753    $  8,476,731    $  1,773,541    $  8,201,102
Shares redeemed                         (34,151,206)    (64,658,384)    (24,220,971)    (37,036,999)    (15,424,361)    (29,810,181)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net decrease                           $(23,908,156)   $(24,654,358)   $(21,915,218)   $(28,560,268)   $(13,650,820)   $(21,609,079)
                                       ============    ============    ============    ============    ============    ============

                                              CLASS T SHARES                    CLASS I SHARES                 CLASS Q SHARES
                                        ---------------------------     ---------------------------     ---------------------------
                                           YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                          MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                           2003            2002            2003            2002            2003            2002
                                        -----------     -----------     -----------     -----------     -----------     -----------
ING GROWTH OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                      --           1,728              53             792              --          55,711
Shares redeemed                            (327,604)       (627,535)       (271,522)         (1,013)           (517)       (479,835)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net decrease in shares
 outstanding                               (327,604)       (625,807)       (271,469)           (221)           (517)       (424,124)
                                        ===========     ===========     ===========     ===========     ===========     ===========
ING GROWTH OPPORTUNITIES ($)
Shares sold                             $        --     $    21,321     $       607     $    13,222     $        --     $   867,826
Shares redeemed                          (3,256,317)     (8,967,880)     (2,824,023)        (14,464)         (5,708)     (7,238,101)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Net decrease                            $(3,256,317)    $(8,946,559)    $(2,823,416)    $    (1,242)    $    (5,708)    $(6,370,275)
                                        ===========     ===========     ===========     ===========     ===========     ===========

                                        CLASS A SHARES                       CLASS B SHARES
                                  ------------------------------    ------------------------------
                                      YEAR             YEAR             YEAR             YEAR
                                      ENDED            ENDED            ENDED            ENDED
                                     MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                      2003             2002             2003             2002
                                  -------------    -------------    -------------    -------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                           1,731,633        2,658,138          408,627          855,661
Shares issued as
 reinvestment of dividends                   --              939               --              124
Shares redeemed                      (2,830,849)      (5,335,128)      (2,383,990)      (2,997,437)
                                  -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                         (1,099,216)      (2,676,051)      (1,975,363)      (2,141,652)
                                  =============    =============    =============    =============
ING LARGECAP GROWTH ($)
Shares sold                       $  23,912,505    $  52,212,562    $   5,315,977    $  16,971,200
Shares issued as
 reinvestment of dividends                   --           18,730               --            3,107
Shares redeemed                     (38,399,684)    (103,167,640)     (31,662,290)     (56,761,530)
                                  -------------    -------------    -------------    -------------
Net decrease                      $ (14,487,179)   $ (50,936,348)   $ (26,346,313)   $ (39,787,223)
                                  =============    =============    =============    =============

--------------------------------------------------------------------------------

                                           CLASS C SHARES                  CLASS I SHARES                  CLASS Q SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                         YEAR            YEAR            YEAR           YEAR            YEAR            YEAR
                                         ENDED           ENDED           ENDED          ENDED           ENDED           ENDED
                                        MAY 31,         MAY 31,         MAY 31,        MAY 31,         MAY 31,         MAY 31,
                                         2003            2002            2003          2002(1)          2003            2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING LARGECAP GROWTH
 (NUMBER OF SHARES)
Shares sold                              224,913         639,475         289,678       1,838,570         133,122       2,029,559
Shares issued as reinvestment of
 dividends                                    --              51              --              --              --             404
Shares redeemed                       (1,291,661)     (2,184,382)       (325,759)       (296,694)       (706,874)     (1,540,016)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,066,748)     (1,544,856)        (36,081)      1,541,876        (573,752)        489,947
                                    ============    ============    ============    ============    ============    ============
ING LARGECAP GROWTH ($)
Shares sold                         $  2,920,608    $ 12,898,628    $  3,894,597    $ 36,212,393    $  1,768,245    $ 44,230,203
Shares issued as reinvestment of
 dividends                                    --             901              --              --              --           8,201
Shares redeemed                      (17,091,851)    (41,155,563)     (4,467,218)     (5,342,391)     (9,611,239)    (30,239,081)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $(14,171,243)   $(28,256,034)   $   (572,621)   $ 30,870,002    $ (7,842,994)   $ 13,999,323
                                    ============    ============    ============    ============    ============    ============


----------
(1)  Commenced offering of shares on January 8, 2002.

                                                CLASS A SHARES                  CLASS B SHARES
                                         ----------------------------    ----------------------------
                                             YEAR            YEAR            YEAR            YEAR
                                             ENDED           ENDED           ENDED           ENDED
                                            MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                             2003            2002            2003            2002
                                         ------------    ------------    ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                   992,635       1,348,381         266,036         360,114
Shares issued in merger                            --       5,001,056              --       4,822,131
Shares redeemed                            (2,775,471)     (1,883,562)     (2,287,890)       (741,630)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                               (1,782,836)      4,465,875      (2,021,854)      4,440,615
                                         ============    ============    ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                              $  9,131,612    $ 15,945,265    $  2,389,023    $  4,209,707
Shares issued in merger                            --      57,460,972              --      54,010,417
Shares redeemed                           (25,266,178)    (21,781,921)    (20,376,679)     (8,323,034)
                                         ------------    ------------    ------------    ------------
Net increase (decrease)                  $(16,134,566)   $ 51,624,316    $(17,987,656)   $ 49,897,090
                                         ============    ============    ============    ============


                                               CLASS C SHARES                  CLASS I SHARES                CLASS Q SHARES
                                        ----------------------------    ----------------------------   ----------------------------
                                            YEAR            YEAR            YEAR            YEAR           YEAR            YEAR
                                            ENDED           ENDED           ENDED           ENDED          ENDED           ENDED
                                           MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,         MAY 31,
                                            2003            2002            2003            2002           2003            2002
                                        ------------    ------------    ------------    ------------   ------------    ------------
ING MIDCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                  186,646         171,335         204,879             431        441,646          91,512
Shares issued in merger                           --       8,539,378              --              --             --         981,467
Shares redeemed                           (2,602,475)       (673,551)     (2,687,084)             --       (550,075)       (694,816)
                                        ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease) in shares
 outstanding                              (2,415,829)      8,037,162      (2,482,205)            431       (108,429)        378,163
                                        ============    ============    ============    ============   ============    ============
ING MIDCAP OPPORTUNITIES ($)
Shares sold                             $  1,634,606    $  1,957,505    $  1,868,172    $      5,008   $  4,051,242    $  1,112,443
Shares issued in merger                           --      95,170,477              --              --             --      11,326,837
Shares redeemed                          (23,006,547)     (7,569,185)    (24,766,277)             --     (5,011,695)     (8,237,829)
                                        ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease)                 $(21,371,941)   $ 89,558,797    $(22,898,105)   $      5,008   $   (960,453)   $  4,201,451
                                        ============    ============    ============    ============   ============    ============

--------------------------------------------------------------------------------

                                              CLASS A SHARES                 CLASS B SHARES                   CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                           YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                          MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                           2003            2002            2003            2002            2003            2002
                                      -------------   -------------   -------------   -------------   -------------   -------------
ING SMALLCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                               2,959,197       4,108,446         297,293         636,080         182,010         508,063
Shares issued in merger                          --       2,414,351              --       1,849,518              --       3,423,776
Shares issued as reinvestment of
 dividends                                       --         125,361              --         137,050              --          46,233
Shares redeemed                          (4,076,167)     (3,119,480)     (2,120,010)     (1,386,958)     (1,741,349)       (805,214)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                             (1,116,970)      3,528,678      (1,822,717)      1,235,690      (1,559,339)      3,172,858
                                      =============   =============   =============   =============   =============   =============
ING SMALLCAP OPPORTUNITIES ($)
Shares sold                           $  53,600,429   $ 120,715,302   $   4,862,420   $  17,982,622   $   2,953,005   $  14,450,521
Shares issued in merger                          --      61,806,247              --      44,285,046              --      81,805,796
Shares issued as reinvestment of
 dividends                                       --       3,576,353              --       3,669,830              --       1,235,346
Shares redeemed                         (73,261,386)    (90,422,365)    (35,339,503)    (37,810,172)    (29,151,596)    (21,787,806)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $ (19,660,957)  $  95,675,537   $ (30,477,083)  $  28,127,326   $ (26,198,591)  $  75,703,857
                                      =============   =============   =============   =============   =============   =============

                                             CLASS T SHARES                  CLASS I SHARES                  CLASS Q SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                           YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                          MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                           2003            2002            2003            2002            2003            2002
                                      -------------   -------------   -------------   -------------   -------------   -------------
ING SMALLCAP OPPORTUNITIES
 (NUMBER OF SHARES)
Shares sold                                      --             334         167,562         518,042          18,182          21,261
Shares issued in merger                          --              --              --              --              --         159,919
Shares issued as reinvestment of
 dividends                                       --          11,694              --              --              --           2,615
Shares redeemed                            (110,464)       (238,967)       (146,229)        (73,562)       (120,129)       (105,090)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                               (110,464)       (226,939)         21,333         444,480        (101,947)         78,705
                                      =============   =============   =============   =============   =============   =============
ING SMALLCAP OPPORTUNITIES ($)
Shares sold                           $          --   $       8,901   $   2,851,630   $  15,648,216   $     346,249   $     708,356
Shares issued in merger                          --              --              --              --              --       4,098,445
Shares issued as reinvestment of
 dividends                                       --         316,205              --               5              --          74,783
Shares redeemed                          (1,899,687)     (6,826,551)     (2,570,785)     (1,925,564)     (2,150,100)     (3,230,766)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $  (1,899,687)  $  (6,501,445)  $     280,845   $  13,722,657   $  (1,803,851)  $   1,650,818
                                      =============   =============   =============   =============   =============   =============

                                          CLASS A SHARES                CLASS B SHARES
                                   ---------------------------   ---------------------------
                                       YEAR           YEAR           YEAR           YEAR
                                       ENDED          ENDED          ENDED          ENDED
                                      MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                       2003           2002           2003           2002
                                   ------------   ------------   ------------   ------------
ING DISCIPLINED LARGECAP
 (NUMBER OF SHARES)
Shares sold                           1,293,110        332,209        179,270        653,975
Shares redeemed                      (1,518,287)      (451,951)    (1,981,016)    (2,101,755)
                                   ------------   ------------   ------------   ------------
Net decrease in shares
 outstanding                           (225,177)      (119,742)    (1,801,746)    (1,447,780)
                                   ============   ============   ============   ============
ING DISCIPLINED LARGECAP ($)
Shares sold                        $  8,987,874   $  2,956,464   $  1,245,114   $  5,692,149
Shares redeemed                     (10,542,573)    (4,015,022)   (13,755,648)   (18,419,336)
                                   ------------   ------------   ------------   ------------
Net decrease                       $ (1,554,699)  $ (1,058,558)  $(12,510,534)  $(12,727,187)
                                   ============   ============   ============   ============

--------------------------------------------------------------------------------


                                                           CLASS C SHARES              CLASS I SHARES          CLASS Q SHARES
                                                   ---------------------------   ---------------------------   --------------
                                                       YEAR           YEAR           YEAR           YEAR            YEAR
                                                       ENDED          ENDED          ENDED          ENDED           ENDED
                                                      MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,
                                                       2003           2002           2003           2002            2002
                                                   ------------   ------------   ------------   ------------    ------------
ING DISCIPLINED LARGECAP
 (NUMBER OF SHARES)
Shares sold                                              77,832        478,885            466              3          30,192
Shares redeemed                                      (1,596,429)    (2,874,370)           (10)            --         (76,493)
                                                   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in shares outstanding        (1,518,597)    (2,395,485)           456              3         (46,301)
                                                   ============   ============   ============   ============    ============
ING DISCIPLINED LARGECAP ($)
Shares sold                                        $    548,074   $  4,203,945   $      3,306   $         25    $    274,465
Shares redeemed                                     (10,962,505)   (25,015,303)           (73)            --        (702,790)
                                                   ------------   ------------   ------------   ------------    ------------
Net increase (decrease)                            $(10,414,431)  $(20,811,358)  $      3,233   $         25    $   (428,325)
                                                   ============   ============   ============   ============    ============

                                                          CLASS A SHARES                CLASS B SHARES
                                                   ---------------------------   ---------------------------
                                                       YEAR           YEAR           YEAR           YEAR
                                                       ENDED          ENDED          ENDED          ENDED
                                                      MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                       2003           2002           2003           2002
                                                   ------------   ------------   ------------   ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                                             869,928      1,373,253        126,112        121,663
Shares issued as reinvestment of dividends               27,501        233,778             --          5,594
Shares redeemed                                      (2,008,682)    (2,149,663)      (150,332)       (99,057)
                                                   ------------   ------------   ------------   ------------
Net increase (decrease) in shares outstanding        (1,111,253)      (542,632)       (24,220)        28,200
                                                   ============   ============   ============   ============
ING LARGE COMPANY VALUE ($)
Shares sold                                        $ 10,249,499   $ 20,940,770   $  1,444,075   $  1,825,895
Shares issued as reinvestment of dividends              316,244      3,503,302             --         83,179
Shares redeemed                                     (23,130,520)   (32,730,767)    (1,711,384)    (1,527,433)
                                                   ------------   ------------   ------------   ------------
Net increase (decrease)                            $(12,564,777)  $ (8,286,695)  $   (267,309)  $    381,641
                                                   ============   ============   ============   ============

                                                          CLASS C SHARES                CLASS Q SHARES
                                                   ---------------------------   ---------------------------
                                                       YEAR           YEAR           YEAR           YEAR
                                                       ENDED          ENDED          ENDED          ENDED
                                                      MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                       2003           2002           2003           2002
                                                   ------------   ------------   ------------   ------------
ING LARGE COMPANY VALUE
 (NUMBER OF SHARES)
Shares sold                                              32,926         64,684             --          1,337
Shares issued as reinvestment of dividends                   --          2,645             --             --
Shares redeemed                                         (70,915)      (139,077)          (183)            --
                                                   ------------   ------------   ------------   ------------
Net increase (decrease) in shares outstanding           (37,989)       (71,748)          (183)         1,337
                                                   ============   ============   ============   ============
ING LARGE COMPANY VALUE ($)
Shares sold                                        $    382,527   $    986,051   $         --   $     19,389
Shares issued as reinvesment of dividends                    --         39,228             --             --
Shares redeemed                                        (753,542)    (2,222,672)        (1,771)            --
                                                   ------------   ------------   ------------   ------------
Net increase (decrease)                            $   (371,015)  $ (1,197,393)  $     (1,771)  $     19,389
                                                   ============   ============   ============   ============

--------------------------------------------------------------------------------

                                              CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
                                       ---------------------------   ---------------------------   ---------------------------
                                           YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                           ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                           2003           2002           2003           2002           2003           2002
                                       ------------   ------------   ------------   ------------   ------------   ------------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                               1,637,596      2,200,329        342,031      1,165,942        455,850        491,490
Shares issued as reinvestment of
 dividends                                   58,790      3,100,059             52      1,123,166             20        119,279
Shares redeemed                          (4,837,146)    (4,883,156)    (2,535,432)    (2,663,961)      (471,682)      (446,035)
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                             (3,140,760)       417,232     (2,193,349)      (374,853)       (15,812)       164,734
                                       ============   ============   ============   ============   ============   ============
ING MAGNACAP ($)
Shares sold                            $ 13,316,165   $ 24,358,517   $  2,679,550   $ 12,626,363   $  3,661,386   $  5,208,521
Shares issued as reinvestment of
 dividends                                  471,273     31,776,032            407     11,153,042            174      1,185,640
Shares redeemed                         (39,584,790)   (54,127,863)   (20,001,817)   (28,380,740)    (3,860,761)    (4,684,503)
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                $(25,797,352)  $  2,006,686   $(17,321,860)  $ (4,601,335)  $   (199,201)  $  1,709,658
                                       ============   ============   ============   ============   ============   ============

                                             CLASS M SHARES               CLASS Q SHARES       CLASS I SHARES
                                        -------------------------   -------------------------  --------------
                                           YEAR           YEAR          YEAR          YEAR           YEAR
                                           ENDED          ENDED         ENDED         ENDED          ENDED
                                          MAY 31,        MAY 31,       MAY 31,       MAY 31,        MAY 31,
                                           2003           2002          2003          2002           2003
                                        -----------   -----------   -----------   -----------    -----------
ING MAGNACAP
 (NUMBER OF SHARES)
Shares sold                                  19,464        38,778            --        25,363            777
Shares issued as reinvestment of
 dividends                                       --       207,863         4,708       161,336             --
Shares redeemed                            (374,176)     (339,171)       (2,564)     (172,009)            --
                                        -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in shares
 outstanding                               (354,712)      (92,530)        2,144        14,690            777
                                        ===========   ===========   ===========   ===========    ===========
ING MAGNACAP ($)
Shares sold                             $   155,322   $   418,837   $        --   $   293,569    $     6,557
Shares issued as reinvestment of
 dividends                                       --     2,103,577        37,713     1,652,078             --
Shares redeemed                          (3,054,885)   (3,695,461)      (38,330)   (1,844,440)            --
                                        -----------   -----------   -----------   -----------    -----------
Net increase (decrease)                 $(2,899,563)  $(1,173,047)  $      (617)  $   101,207    $     6,557
                                        ===========   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                               CLASS A SHARES                CLASS B SHARES
                                        ---------------------------   ---------------------------
                                            YEAR          PERIOD          YEAR          PERIOD
                                            ENDED          ENDED          ENDED          ENDED
                                           MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                            2003          2002(1)         2003          2002(2)
                                        ------------   ------------   ------------   ------------
ING MIDCAP VALUE
 (NUMBER OF SHARES)
Shares sold                                1,049,073      2,605,647        818,080      1,153,304
Shares issued as reinvestment of
 dividends                                    34,385             --         18,033             --
Shares redeemed                           (1,749,286)      (142,673)      (507,980)       (17,955)
                                        ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                (665,828)     2,462,974        328,133      1,135,349
                                        ============   ============   ============   ============
ING MIDCAP VALUE ($)
Shares sold                             $  7,733,617   $ 26,775,675   $  6,257,727   $ 11,840,128
Shares issued as reinvestment of
 dividends                                   232,444             --        121,903             --
Shares redeemed                          (11,804,691)    (1,470,743)    (3,593,419)      (184,720)
                                        ------------   ------------   ------------   ------------
Net increase (decrease)                 $ (3,838,630)  $ 25,304,932   $  2,786,211   $ 11,655,408
                                        ============   ============   ============   ============

                                                CLASS C SHARES                CLASS I SHARES              CLASS Q SHARES
                                         ----------------------------   --------------------------   -------------------------
                                            YEAR            PERIOD         YEAR          PERIOD         YEAR         PERIOD
                                            ENDED            ENDED         ENDED          ENDED         ENDED         ENDED
                                           MAY 31,          MAY 31,       MAY 31,        MAY 31,       MAY 31,       MAY 31,
                                            2003            2002(2)        2003          2002(3)        2003         2002(4)
                                         -----------      -----------   -----------    -----------   -----------   -----------
ING MIDCAP VALUE
Shares sold                                  822,471          965,747        21,374          6,888           550         1,115
Shares issued as reinvestment of
 dividends                                    13,972               --           562             --            42            --
Shares redeemed                             (341,110)         (17,708)       (5,297)            --            --            --
                                         -----------      -----------   -----------    -----------   -----------   -----------
Net increase in shares outstanding           495,333          948,039        16,639          6,888           592         1,115
                                         ===========      ===========   ===========    ===========   ===========   ===========
ING MIDCAP VALUE ($)
Shares sold                              $ 6,239,930      $ 9,937,739   $   154,508    $    70,941   $     4,534   $    11,595
Shares issued as reinvestment of
 dividends                                    94,463               --         3,799             --           285            --
Shares redeemed                           (2,367,968)        (184,006)      (36,094)            --            --            --
                                         -----------      -----------   -----------    -----------   -----------   -----------
Net increase                             $ 3,966,425      $ 9,753,733   $   122,213    $    70,941   $     4,819   $    11,595
                                         ===========      ===========   ===========    ===========   ===========   ===========

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on March 4, 2002.
(4)  Commenced offering of shares on April 17, 2002.

--------------------------------------------------------------------------------

                                               CLASS A SHARES               CLASS B SHARES
                                        ---------------------------   ---------------------------
                                            YEAR          PERIOD          YEAR          PERIOD
                                            ENDED          ENDED          ENDED          ENDED
                                           MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                            2003          2002(1)         2003          2002(2)
                                        ------------   ------------   ------------   ------------
ING SMALL CAP VALUE
 (NUMBER OF SHARES)
Shares sold                                  746,668      1,818,913        490,662        783,600
Shares issued as reinvestment of
 dividends                                    16,962             --          6,823             --
Shares redeemed                           (1,197,761)       (83,387)      (364,790)       (39,620)
                                        ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                (434,131)     1,735,526        132,695        743,980
                                        ============   ============   ============   ============
ING SMALL CAP VALUE ($)
Shares sold                             $  6,815,426   $ 19,106,892   $  4,485,147   $  8,286,464
Shares issued as reinvestment of
 dividends                                   145,698             --         58,605             --
Shares redeemed                          (10,467,147)      (875,665)    (3,120,196)      (426,160)
                                        ------------   ------------   ------------   ------------
Net increase (decrease)                 $ (3,506,023)  $ 18,231,227   $  1,423,556   $  7,860,304
                                        ============   ============   ============   ============

                                              CLASS C SHARES             CLASS I SHARES              CLASS Q SHARES
                                        -------------------------   -------------------------  -------------------------
                                           YEAR         PERIOD         YEAR         PERIOD        YEAR         PERIOD
                                           ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
                                          MAY 31,       MAY 31,       MAY 31,       MAY 31,      MAY 31,       MAY 31,
                                           2003         2002(3)        2003         2002(4)       2003         2002(5)
                                        -----------   -----------   -----------   -----------  -----------   -----------
ING SMALL CAP VALUE
 (NUMBER OF SHARES)
Shares sold                                 566,589       812,089        30,646         2,469           --           760
Shares issued as reinvestment of
 dividends                                    6,643            --           564            --           --            --
Shares redeemed                            (174,091)      (13,303)      (10,123)           --         (695)           --
                                        -----------   -----------   -----------   -----------  -----------   -----------
Net increase (decrease) in shares
 outstanding                                399,141       798,786        21,087         2,469         (695)          760
                                        ===========   ===========   ===========   ===========  ===========   ===========
ING SMALL CAP VALUE ($)
Shares sold                             $ 5,189,793   $ 8,706,900   $   286,003   $    26,848  $        --   $     8,230
Shares issued as reinvestment of
 dividends                                   57,003            --         4,835            --           --            --
Shares redeemed                          (1,484,104)     (141,971)      (78,363)           --       (7,606)           --
                                        -----------   -----------   -----------   -----------  -----------   -----------
Net increase (decrease)                 $ 3,762,692   $ 8,564,929   $   212,475   $    26,848  $    (7,606)  $     8,230
                                        ===========   ===========   ===========   ===========  ===========   ===========

----------
(1)  Commenced offering of shares on February 1, 2002.
(2)  Commenced offering of shares on February 4, 2002.
(3)  Commenced offering of shares on February 7, 2002.
(4)  Commenced offering of shares on March 7, 2002.
(5)  Commenced offering of shares on April 30, 2002.

--------------------------------------------------------------------------------

                                                           CLASS A SHARES                CLASS B SHARES
                                                    ---------------------------   ---------------------------
                                                        YEAR           YEAR           YEAR           YEAR
                                                        ENDED          ENDED          ENDED          ENDED
                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                        2003           2002           2003           2002
                                                    ------------   ------------   ------------   ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                                              538,399      1,958,879        421,161        614,464
Shares issued as reinvestment of dividends                51,808        110,965         41,633         88,673
Shares redeemed                                       (1,397,320)    (3,641,803)    (1,662,300)    (1,844,627)
                                                    ------------   ------------   ------------   ------------
Net decrease in shares outstanding                      (807,113)    (1,571,959)    (1,199,506)    (1,141,490)
                                                    ============   ============   ============   ============
ING CONVERTIBLE ($)
Shares sold                                         $  8,104,116   $ 30,523,457   $  6,866,145   $ 10,852,858
Shares issued as reinvestment of dividends               762,272      1,758,845        674,288      1,536,619
Shares redeemed                                      (20,483,502)   (57,093,216)   (26,789,834)   (31,743,142)
                                                    ------------   ------------   ------------   ------------
Net decrease                                        $(11,617,114)  $(24,810,914)  $(19,249,401)  $(19,353,665)
                                                    ============   ============   ============   ============

                                                           CLASS C SHARES               CLASS Q SHARES
                                                    ---------------------------   ---------------------------
                                                        YEAR           YEAR           YEAR           YEAR
                                                        ENDED          ENDED          ENDED          ENDED
                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                        2003           2002           2003           2002
                                                    ------------   ------------   ------------   ------------
ING CONVERTIBLE
 (NUMBER OF SHARES)
Shares sold                                              283,725        450,714         17,167         30,682
Shares issued as reinvestment of dividends                32,094         64,090          8,275         32,307
Shares redeemed                                       (1,478,629)    (1,812,332)      (347,993)    (1,190,010)
                                                    ------------   ------------   ------------   ------------
Net decrease in shares outstanding                    (1,162,810)    (1,297,528)      (322,551)    (1,127,021)
                                                    ============   ============   ============   ============
ING CONVERTIBLE ($)
Shares sold                                         $  4,341,342   $  7,434,361   $    251,286   $    482,846
Shares issued as reinvestment of dividends               485,833      1,039,698        117,940        502,113
Shares redeemed                                      (22,218,447)   (29,432,206)    (4,929,175)   (18,495,520)
                                                    ------------   ------------   ------------   ------------
Net decrease                                        $(17,391,272)  $(20,958,147)  $ (4,559,949)  $(17,510,561)
                                                    ============   ============   ============   ============

                                                           CLASS A SHARES                CLASS B SHARES
                                                    ---------------------------   ---------------------------
                                                        YEAR           YEAR           YEAR           YEAR
                                                        ENDED          ENDED          ENDED          ENDED
                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                        2003           2002           2003           2002
                                                    ------------   ------------   ------------   ------------
ING EQUITY AND BOND
 (NUMBER OF SHARES)
Shares sold                                              804,559      2,044,167        235,194        568,337
Shares issued as reinvestment of dividends                87,922        169,074         20,392         53,496
Shares redeemed                                       (2,874,377)    (2,107,628)      (926,352)      (688,620)
                                                    ------------   ------------   ------------   ------------
Net increase (decrease) in shares outstanding         (1,981,896)       105,613       (670,766)       (66,787)
                                                    ============   ============   ============   ============
ING EQUITY AND BOND ($)
Shares sold                                         $  8,696,083   $ 25,609,560   $  2,763,564   $  7,552,484
Shares issued as reinvestment of dividends               945,153      2,077,020        237,706        706,119
Shares redeemed                                      (31,480,050)   (26,287,880)   (10,795,160)    (9,177,528)
                                                    ------------   ------------   ------------   ------------
Net increase (decrease)                             $(21,838,814)  $  1,398,700   $ (7,793,890)  $   (918,925)
                                                    ============   ============   ============   ============

--------------------------------------------------------------------------------

                                              CLASS C SHARES                 CLASS Q SHARES                CLASS T SHARES
                                        ---------------------------   ---------------------------   ---------------------------
                                            YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                            2003           2002           2003           2002           2003           2002
                                        ------------   ------------   ------------   ------------   ------------   ------------
ING EQUITY AND BOND
 (NUMBER OF SHARES)
Shares sold                                  151,062        262,677          5,355          9,956            666            325
Shares issued as reinvestment of
 dividends                                    16,285         38,349            404          1,271          5,021         14,320
Shares redeemed                             (453,636)      (518,494)        (2,579)       (23,460)       (96,290)      (204,914)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                (286,289)      (217,468)         3,180        (12,233)       (90,603)      (190,269)
                                        ============   ============   ============   ============   ============   ============
ING EQUITY AND BOND ($)
Shares sold                             $  1,566,442   $  3,148,057   $     56,544   $    123,222   $      7,881   $      4,282
Shares issued as reinvestment of
 dividends                                   168,388        452,175          4,292         15,488         58,222        189,047
Shares redeemed                           (4,682,884)    (6,149,939)       (27,501)      (288,266)    (1,124,406)    (2,740,344)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                 $ (2,948,054)  $ (2,549,707)  $     33,335   $   (149,556)  $ (1,058,303)  $ (2,547,015)
                                        ============   ============   ============   ============   ============   ============

                                          CLASS A        CLASS B        CLASS C                       CLASS I
                                        ------------   ------------   ------------   ------------------------------------------
                                           PERIOD         PERIOD         PERIOD         PERIOD          YEAR           YEAR
                                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           MAY 31,        MAY 31,        MAY 31,        MAY 31,       OCT. 31,       OCT. 31,
                                           2003(1)        2003(3)        2003(4)        2003(2)      2002(5)(6)     2001(5)(6)
                                        ------------   ------------   ------------   ------------   ------------   ------------
ING REAL ESTATE
 (NUMBER OF SHARES)
Shares sold                                   94,587         16,002         13,845      2,062,228          2,943          1,355
Shares issued as reinvestment of
 dividends                                       341             28              7        115,070            343            303
Shares redeemed                               (6,170)        (2,596)            --       (962,686)        (1,331)          (589)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares
 outstanding                                  88,758         13,434         13,852      1,214,612          1,955          1,069
                                        ============   ============   ============   ============   ============   ============
ING REAL ESTATE ($)
Shares sold                             $  1,008,855   $    165,222   $    156,401   $ 21,890,930   $     31,057   $     13,726
Shares issued as reinvestment of
 dividends                                     3,536            294             74      1,216,742          3,751          3,110
Shares redeemed                              (64,742)       (26,513)            --    (10,000,608)       (14,352)        (5,896)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase                            $    947,649   $    139,003   $    156,475   $ 13,107,064   $     20,456   $     10,940
                                        ============   ============   ============   ============   ============   ============

----------
(1)  Commenced offering of shares on December 20, 2002.
(2)  Changed its fiscal year to May 31.
(3)  Commenced offering of shares on November 20, 2002.
(4)  Commenced offering of shares on January 17, 2003.
(5)  Reflects history of a predecessor mutual fund (see Note 1)
(6)  Dollar amounts in thousands.

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES

The Equity and Income Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- REORGANIZATIONS

On May 17, 2002 certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization dates were as follows:

                                                                                         ACQUIRED FUND
    ACQUIRING           ACQUIRED         TOTAL NET ASSETS OF     TOTAL NET ASSETS OF      UNREALIZED
      FUND                FUND              ACQUIRED FUND           ACQUIRING FUND       APPRECIATION
      ----                ----              -------------           --------------       ------------
MidCap             Pilgrim MidCap            $217,968,703            $ 84,663,797        $20,262,576
 Opportunities     Growth Fund
 Fund
SmallCap           Pilgrim SmallCap           191,995,534             319,795,499         16,636,048
 Opportunities     Growth Fund
 Fund

The net assets of MidCap Opportunities Fund and SmallCap Opportunities after the acquisition were approximately $302,632,500 and $511,791,033 respectively.

NOTE 12 - FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year or period ended May 31, 2003 were as follows:

                             ORDINARY      TAX-EXEMPT       LONG-TERM         RETURN
                              INCOME         INCOME       CAPITAL GAINS     OF CAPITAL
                              ------         ------       -------------     ----------
Growth + Value              $       --        $ --            $ --            $ --
Growth Opportunities                --          --              --              --
LargeCap Growth                     --          --              --              --
MidCap Opportunities                --          --              --              --
SmallCap Opportunities              --          --              --              --
Disciplined LargeCap                --          --              --              --
Large Company Value            383,636          --              --              --
MagnaCap                       579,257          --              --              --
MidCap Value                   567,240          --              --              --
SmallCap Value                 354,275          --              --              --
Convertible                  3,214,824          --              --              --
Equity and Bond              1,786,851          --              --              --
Real Estate                  2,058,713          --              --              --

--------------------------------------------------------------------------------

The tax composition of dividends and distributions to shareholders for year ended May 31, 2002 were as follows:

                         ORDINARY      TAX-EXEMPT    LONG-TERM       RETURN
                          INCOME         INCOME    CAPITAL GAINS   OF CAPITAL
                          ------         ------    -------------   ----------
Growth + Value          $        --   $        --   $        --   $        --
Growth Opportunities             --            --            --            --
LargeCap Growth              39,544            --            --            --
MidCap Opportunities             --            --            --            --
SmallCap Opportunities           --            --    12,207,533            --
Disciplined LargeCap             --            --            --            --
Large Company Value         667,555            --     2,912,638       561,447
MagnaCap                  1,362,303            --    57,821,108            --
MidCap Value                     --            --            --            --
SmallCap Value                   --            --            --            --
Convertible               5,995,821            --     1,501,596            --
Equity and Bond           4,225,295            --       143,651            --
Real Estate(1)(2)         4,948,496            --            --       282,791

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of May 31, 2003:

                                                                         ACCUMULATED NET
                                PAID-IN        UNDISTRIBUTED NET     REALIZED GAINS (LOSSES)
                                CAPITAL        INVESTMENT INCOME         ON INVESTMENTS
                                -------        -----------------         --------------
Growth + Value               $ (4,743,710)         $4,743,710              $      --
Growth Opportunities           (3,315,110)          3,315,002                    108
LargeCap Growth                (2,412,261)          2,412,261                     --
MidCap Opportunities           (2,858,218)          2,858,315                    (97)
SmallCap Opportunities         (6,705,515)          6,705,515                     --
Disciplined LargeCap             (116,588)            113,825                  2,763
Large Company Value                (5,497)              5,497                     --
MagnaCap                          (13,552)             13,552                     --
MidCap Value                     (182,749)            180,371                  2,378
SmallCap Value                   (306,186)            303,592                  2,594
Convertible                            --              42,333                (42,333)
Equity and Bond                        --               1,427                 (1,427)
Real Estate(3)                 (1,663,184)          1,006,010                657,174

----------
(1)  For the year ended October 31, 2002.
(2) Composition of dividends and distributions presented herein and within the financial statements may differ from final amounts reported based on the Fund's tax year end of December 31, 2002.
(3)  For the tax year ended December 31, 2002.

--------------------------------------------------------------------------------

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                                AMOUNT        EXPIRATION DATES
                                ------        ----------------
Growth + Value              $521,848,512         2009-2011
Growth Opportunities         463,537,631         2009-2011
LargeCap Growth              418,624,352         2008-2011
MidCap Opportunities         183,253,255         2007-2011
SmallCap Opportunities       372,918,566         2008-2011
Disciplined LargeCap          43,471,296         2008-2011
Large Company Value           13,580,973              2011
MagnaCap                      10,576,002              2011
MidCap Value                   2,489,425              2011
SmallCap Value                   370,613              2011
Convertible                   99,314,637         2010-2011
Equity and Bond                6,627,917         2010-2011
Real Estate(4)                 4,405,808         2007-2008

A portion of the amount of these losses may be limited in the future for MidCap Opportunities and SmallCap Opportunities due to previous fund mergers.

The following represents the tax basis components of distributable earnings as of May 31, 2003:

                                                                                                             POST
                                                UNDISTRIBUTED                           CAPITAL             OCTOBER
                             UNDISTRIBUTED        LONG-TERM        UNREALIZED            LOSS               LOSSES
                            ORDINARY INCOME     CAPITAL GAINS     APPRECIATION       CARRYFORWARDS         DEFERRED
                            ---------------     -------------     ------------       -------------         --------
Growth + Value                 $       --           $ --          $ 26,132,944      $ (521,848,512)       (18,689,669)
Growth Opportunities                   --             --            23,075,483        (463,537,631)        (5,657,465)
LargeCap Growth                        --             --            29,896,904        (418,624,352)        (5,502,273)
MidCap Opportunities                   --             --            17,883,544        (183,253,255)          (361,941)
SmallCap Opportunities                 --             --            38,796,880        (372,918,566)       (17,805,896)
Disciplined LargeCap                   --             --            (3,543,180)        (43,471,296)       (10,950,458)
Large Company Value               772,491             --            (2,293,193)        (13,580,973)       (28,411,521)
MagnaCap                          695,252             --              (316,103)        (10,576,002)       (64,859,805)
MidCap Value                           --             --            (7,499,111)         (2,489,425)           (95,617)
SmallCap Value                         --             --            (3,759,526)           (370,613)           (77,331)
Convertible                     1,975,440             --             9,540,102         (99,314,637)                --
Equity and Bond                   490,450             --            (3,433,610)         (6,627,917)        (7,821,774)
Real Estate(4)                         --             --            18,414,124          (4,405,808)                --

----------
(4)  For the tax year ended December 31, 2002.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                  INITIAL                                  PERCENT
                                                                ACQUISITION                                OF NET
       FUND                    SECURITY               SHARES        DATE            COST        VALUE      ASSETS
       ----                    --------               ------        ----            ----        -----      ------
Convertible         Winstar Communications            51,932      11/06/98       $2,364,096       $ 0        0.00%

Equity and Bond     Dayton Superior                      400      08/31/01            7,446         4        0.00%
                    Iridium World Comm                   500      08/31/01           50,507         5        0.00%
                    North Atlantic Trading, Inc.         370      08/31/01                0         0        0.00%
                    SA Telecommunications                 --      08/06/96        2,000,000         0        0.00%
                                                                                 ----------       ---        ----
                                                                                  4,422,049         9        0.00%
                                                                                 ==========       ===        ====

--------------------------------------------------------------------------------

NOTE 14 -- SUBSEQUENT EVENTS

On December 10, 2002, ING Biotechnology Fund was liquidated pursuant to a Plan of Liquidation and Dissolution of Series adopted by the Board of Trustees of ING Equity Trust on November 6, 2002.

On January 7, 2003, the Board of Trustees of ING Funds approved a proposal to reorganize the ING Large Company Value Fund, "Disappearing Fund" into the ING MagnaCap Fund, "Surviving Fund" (the "2003 Reorganization"). The proposed reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the 2003 Reorganization would take place late in 2003.

Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Advisor for the LargeCap Growth Fund. Andrew J. Shilling, Vice President and Partner is the portfolio manager.

ING
Growth +
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.8%
                     AGRICULTURE: 2.1%
    188,600          Delta & Pine Land Co.                         $  4,422,670
                                                                   ------------
                                                                      4,422,670
                                                                   ------------
                     AIRLINES: 1.2%
    337,500    @     Airtran Holdings, Inc.                           2,504,250
                                                                   ------------
                                                                      2,504,250
                                                                   ------------
                     APPAREL: 6.6%
    100,500    @     Coach, Inc.                                      4,937,565
    244,200    @     Quiksilver, Inc.                                 4,134,306
     89,700    @     Timberland Co.                                   4,448,223
                                                                   ------------
                                                                     13,520,094
                                                                   ------------
                     BANKS: 3.5%
    281,200          UCBH Holdings, Inc.                              7,297,140
                                                                   ------------
                                                                      7,297,140
                                                                   ------------
                     BIOTECHNOLOGY: 3.6%
     85,800    @     Genzyme Corp.                                    4,074,642
    116,300    @     Integra LifeSciences Holdings Corp.              3,281,986
                                                                   ------------
                                                                      7,356,628
                                                                   ------------
                     COMMERCIAL SERVICES: 4.7%
     62,600    @     Apollo Group, Inc.                               3,657,092
    109,400    @     Iron Mountain, Inc.                              4,321,300
     86,100          Rollins, Inc.                                    1,774,521
                                                                   ------------
                                                                      9,752,913
                                                                   ------------
                     COMPUTERS: 5.9%
    123,600    @     NetScreen Technologies, Inc.                     2,767,404
    198,200    @     Storage Technology Corp.                         5,351,400
    323,600    @     Western Digital Corp.                            4,051,472
                                                                   ------------
                                                                     12,170,276
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.0%
     55,300          Countrywide Financial Corp.                      4,072,845
                                                                   ------------
                                                                      4,072,845
                                                                   ------------
                     ELECTRONICS: 4.2%
    141,800    @     Dionex Corp.                                     5,296,230
    127,600    @     Trimble Navigation Ltd.                          3,436,268
                                                                   ------------
                                                                      8,732,498
                                                                   ------------
                     ENTERTAINMENT: 3.3%
     76,400    @     International Game Technology                    6,726,256
                                                                   ------------
                                                                      6,726,256
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 2.0%
    247,600    @     Tetra Tech, Inc.                                 4,196,820
                                                                   ------------
                                                                      4,196,820
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.0%
    243,100    @     Visx, Inc.                                       4,217,785
                                                                   ------------
                                                                      4,217,785
                                                                   ------------
                     INSURANCE: 4.1%
    166,300          First American Corp.                             4,503,404
     80,200          WR Berkley Corp.                                 3,949,850
                                                                   ------------
                                                                      8,453,254
                                                                   ------------
                     INTERNET: 8.1%
    117,700    @     Amazon.Com, Inc.                                 4,230,138
    170,300    @     United Online, Inc.                              3,668,262
    222,400    @     Verity, Inc.                                     4,625,920
    419,000    @     WebMD Corp.                                      4,164,860
                                                                   ------------
                                                                     16,689,180
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 2.1%
    398,200    @     Xerox Corp.                                      4,352,326
                                                                   ------------
                                                                      4,352,326
                                                                   ------------
                     OIL & GAS: 3.7%
     45,600    @     Evergreen Resources, Inc.                        2,428,656
     69,600          Patina Oil & Gas Corp.                           2,755,464
     59,700          Pogo Producing Co.                               2,555,160
                                                                   ------------
                                                                      7,739,280
                                                                   ------------
                     OIL & GAS SERVICES: 2.5%
    214,500          Halliburton Co.                                  5,120,115
                                                                   ------------
                                                                      5,120,115
                                                                   ------------
                     PHARMACEUTICALS: 13.0%
    204,200    @     BioMarin Pharmaceuticals, Inc.                   2,334,006
     94,500    @     Hi-Tech Pharmacal Co., Inc.                      3,196,084
    186,400    @     Medicines Co.                                    4,361,760
    117,200    @     Pharmaceutical Resources, Inc.                   4,809,888
    213,600    @     Sepracor, Inc.                                   4,859,400
    144,300   @@     Teva Pharmaceutical Industries ADR               7,314,423
                                                                   ------------
                                                                     26,875,561
                                                                   ------------
                     PIPELINES: 1.5%
     92,800          Questar Corp.                                    2,995,584
                                                                   ------------
                                                                      2,995,584
                                                                   ------------
                     RETAIL: 4.5%
    201,700    @     Tractor Supply Co.                               9,137,010
                                                                   ------------
                                                                      9,137,010
                                                                   ------------
                     SEMICONDUCTORS: 1.5%
    135,000    @     DSP Group, Inc.                                  3,141,450
                                                                   ------------
                                                                      3,141,450
                                                                   ------------
                     SOFTWARE: 7.1%
    146,700    @     Avid Technology, Inc.                            4,949,658
    190,100    @     Citrix Systems, Inc.                             4,149,883
    269,800    @     Progress Software Corp.                          5,512,014
                                                                   ------------
                                                                     14,611,555
                                                                   ------------
                     TELECOMMUNICATIONS: 5.4%
    301,100    @     Interdigital Communications Corp.                7,738,270
     64,300   @@     Mobile Telesystems ADR                           3,459,340
                                                                   ------------
                                                                     11,197,610
                                                                   ------------
                     TRANSPORTATION: 2.2%
    141,500   @@     UTI Worldwide, Inc.                              4,533,660
                                                                   ------------
                                                                      4,533,660
                                                                   ------------
                     Total Common Stock
                       (Cost $173,683,816)                          199,816,760
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Growth +
Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%
               REPURCHASE AGREEMENT: 2.3%
$ 4,794,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,794,451 to be received
                 upon repurchase (Collateralized by $4,015,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $4,893,534, due 02/15/26)                         $  4,794,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,794,000)                                    4,794,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $178,477,816)*                     99.1%    $204,610,760
               OTHER ASSETS AND LIABILITIES-NET            0.9        1,773,833
                                                         -----     ------------
               NET ASSETS                                100.0%    $206,384,593
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 27,002,307
               Gross Unrealized Depreciation                           (869,363)
                                                                   ------------
               Net Unrealized Appreciation                         $ 26,132,944
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     APPAREL: 1.5%
     53,400    @     Coach, Inc.                                   $  2,623,542
                                                                   ------------
                                                                      2,623,542
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.0%
     21,900          Johnson Controls, Inc.                           1,823,175
                                                                   ------------
                                                                      1,823,175
                                                                   ------------
                     BANKS: 4.0%
     47,200          Bank of America Corp.                            3,502,240
     72,800          Wells Fargo & Co.                                3,516,240
                                                                   ------------
                                                                      7,018,480
                                                                   ------------
                     BIOTECHNOLOGY: 2.2%
     28,600    @     Amgen, Inc.                                      1,850,706
     78,100    @     Digene Corp.                                     2,022,790
                                                                   ------------
                                                                      3,873,496
                                                                   ------------
                     COMMERCIAL SERVICES: 2.9%
     43,700    @     FTI Consulting, Inc.                             1,604,227
     35,300    @     Kroll, Inc.                                        819,313
     97,700    @     Pharmaceutical Product Development, Inc.         2,740,485
                                                                   ------------
                                                                      5,164,025
                                                                   ------------
                     COMPUTERS: 11.1%
     62,300    @     CACI Intl., Inc.                                 2,059,015
     58,100    @     Dell Computer Corp.                              1,817,949
    345,400    @     EMC Corp.                                        3,737,228
    110,300          Hewlett-Packard Co.                              2,150,850
     33,300          International Business Machines Corp.            2,931,732
    215,700    @     Network Appliance, Inc.                          3,673,371
    131,014    @     Veritas Software Corp.                           3,635,639
                                                                   ------------
                                                                     20,005,784
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.8%
     88,900          Citigroup, Inc.                                  3,646,678
     62,100          JP Morgan Chase & Co.                            2,040,606
     23,800          SLM Corp.                                        2,856,000
                                                                   ------------
                                                                      8,543,284
                                                                   ------------
                     ELECTRONICS: 1.6%
     60,400    @     Gentex Corp.                                     1,880,856
     46,400    @     Jabil Circuit, Inc.                                973,936
                                                                   ------------
                                                                      2,854,792
                                                                   ------------
                     ENERGY-ALTERNATE SOURCES: 0.4%
     33,600    @     Headwaters, Inc.                                   638,064
                                                                   ------------
                                                                        638,064
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 2.1%
     50,000          Fluor Corp.                                      1,774,500
     47,500    @     Jacobs Engineering Group, Inc.                   1,854,400
                                                                   ------------
                                                                      3,628,900
                                                                   ------------
                     FOOD: 2.6%
     39,600    @     Dean Foods Co.                                   1,811,700
     25,800    @     Performance Food Group Co.                         933,960
     62,400          Sysco Corp.                                      1,930,656
                                                                   ------------
                                                                      4,676,316
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.2%
     18,800   @@     Alcon, Inc.                                        799,000
     20,600    @     Boston Scientific Corp.                          1,073,260
     31,100          Johnson & Johnson                                1,690,285
     36,600          Medtronic, Inc.                                  1,783,518
     51,515    @     St. Jude Medical, Inc.                           2,889,992
     16,400    @     Varian Medical Systems, Inc.                       914,300
     38,600    @     Zimmer Holdings, Inc.                            1,731,596
                                                                   ------------
                                                                     10,881,951
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.9%
     25,500    A     Aetna, Inc.                                      1,464,210
     19,000          UnitedHealth Group, Inc.                         1,822,860
                                                                   ------------
                                                                      3,287,070
                                                                   ------------
                     INSURANCE: 3.2%
     99,700          Aflac, Inc.                                      3,281,127
     18,200          American Intl. Group                             1,053,416
     27,000          WR Berkley Corp.                                 1,329,750
                                                                   ------------
                                                                      5,664,293
                                                                   ------------
                     INTERNET: 6.5%
     61,900    @     Amazon.Com, Inc.                                 2,224,686
     19,037    @     eBay, Inc.                                       1,936,253
     89,000    @     USA Interactive                                  3,422,050
    188,900    @     WebMD Corp.                                      1,877,666
     68,440    @     Yahoo!, Inc.                                     2,042,934
                                                                   ------------
                                                                     11,503,589
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.5%
     37,800    @     Cognex Corp.                                       864,108
                                                                   ------------
                                                                        864,108
                                                                   ------------
                     MEDIA: 3.7%
     98,400    @     Cablevision Systems Corp.                        1,905,024
     61,800    @     Comcast Corp.                                    1,781,076
     33,500    @     EchoStar Communications Corp.                    1,124,930
     37,800          New York Times Co.                               1,810,620
                                                                   ------------
                                                                      6,621,650
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.9%
     13,200          3M Co.                                           1,669,404
     24,900          Danaher Corp.                                    1,666,308
                                                                   ------------
                                                                      3,335,712
                                                                   ------------
                     OIL & GAS: 8.7%
     44,915          Apache Corp.                                     2,960,797
     98,600          Exxon Mobil Corp.                                3,589,040
     82,655  @,@@    Nabors Industries Ltd.                           3,726,087
     87,200    @     Patterson-UTI Energy, Inc.                       3,190,648
     85,400          XTO Energy, Inc.                                 1,832,684
                                                                   ------------
                                                                     15,299,256
                                                                   ------------
                     PHARMACEUTICALS: 7.4%
     54,600    @     AdvancePCS                                       1,813,266
     64,900  @,@@    Biovail Corp.                                    3,026,936
     30,700    @     Express Scripts, Inc.                            2,009,008
     49,500    @     Medimmune, Inc.                                  1,754,775
    101,088          Omnicare, Inc.                                   2,744,539
     55,300          Pfizer, Inc.                                     1,715,406
                                                                   ------------
                                                                     13,063,930
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Growth
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     RETAIL: 10.2%
     28,600    @     99 Cents Only Stores                          $    908,908
    106,700    @     Abercrombie & Fitch Co.                          3,046,285
     56,200          CBRL Group, Inc.                                 2,027,696
     78,400    @     Chico's FAS, Inc.                                1,677,760
    101,800          Gap, Inc.                                        1,730,600
     23,300    @     HOT Topic, Inc.                                    621,411
     39,250    @     Pacific Sunwear of California                      881,555
    118,500    @     Staples, Inc.                                    2,297,715
     94,900          Tiffany & Co.                                    3,108,924
     32,300          Wal-Mart Stores, Inc.                            1,699,303
                                                                   ------------
                                                                     18,000,157
                                                                   ------------
                     SEMICONDUCTORS: 5.5%
    203,900    @     Altera Corp.                                     3,931,192
     50,600          Linear Technology Corp.                          1,839,816
    130,000    @     Xilinx, Inc.                                     3,883,100
                                                                   ------------
                                                                      9,654,108
                                                                   ------------
                     SOFTWARE: 2.6%
     45,700          First Data Corp.                                 1,892,894
    106,600          Microsoft Corp.                                  2,623,426
                                                                   ------------
                                                                      4,516,320
                                                                   ------------
                     TELECOMMUNICATIONS: 4.5%
    123,300    @     Cisco Systems, Inc.                              2,007,324
    330,100    @     Corning, Inc.                                    2,413,031
     66,800    @     Nextel Communications, Inc.                      1,001,332
     86,400    @     Utstarcom, Inc.                                  2,561,760
                                                                   ------------
                                                                      7,983,447
                                                                   ------------
                     Total Common Stock
                       (Cost $148,823,817)                          171,525,449
                                                                   ------------
MUTUAL FUNDS: 3.1%
                     EQUITY FUND: 3.1%
    128,100    @     Nasdaq-100 Index Tracking Stock                  3,816,099
     18,300          SPDR Trust Series 1                              1,774,185
                                                                   ------------
                                                                      5,590,284
                                                                   ------------
                     Total Mutual Funds
                       (Cost $5,082,678)                              5,590,284
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $153,906,495)                          177,115,733
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.5%
               REPURCHASE AGREEMENT: 1.5%
$ 2,618,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $2,618,247 to be received
                 upon repurchase (Collateralized by $2,195,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $2,675,295, due 02/15/26)                         $  2,618,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $2,618,000)                                    2,618,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $156,524,495)*                    101.6%    $179,733,733
               OTHER ASSETS AND LIABILITIES-NET           (1.6)      (2,904,590)
                                                         -----     ------------
               NET ASSETS                                100.0%    $176,829,143
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is $156,658,250. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 24,150,195
               Gross Unrealized Depreciation                         (1,074,712)
                                                                   ------------
               Net Unrealized Appreciation                         $ 23,075,483
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.5%
                     APPAREL: 1.0%
     31,400          Nike, Inc.                                    $  1,758,086
                                                                   ------------
                                                                      1,758,086
                                                                   ------------
                     BIOTECHNOLOGY: 3.3%
     88,300    @     Amgen, Inc.                                      5,713,893
                                                                   ------------
                                                                      5,713,893
                                                                   ------------
                     COMPUTERS: 11.9%
    447,300    @     EMC Corp.                                        4,839,786
    255,500          Hewlett-Packard Co.                              4,982,250
     93,300          International Business Machines Corp.            8,214,132
     93,600    @     Veritas Software Corp.                           2,597,400
                                                                   ------------
                                                                     20,633,568
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 1.9%
     54,500          Avon Products, Inc.                              3,321,230
                                                                   ------------
                                                                      3,321,230
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 6.8%
     43,100          Goldman Sachs Group, Inc.                        3,512,650
    116,100          JP Morgan Chase & Co.                            3,815,046
     37,300          SLM Corp.                                        4,476,000
                                                                   ------------
                                                                     11,803,696
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 7.1%
     17,600   @@     Alcon, Inc.                                        748,000
     50,000    @     Boston Scientific Corp.                          2,605,000
     90,400    @     Guidant Corp.                                    3,822,112
     65,500    @     St. Jude Medical, Inc.                           3,674,550
     33,300    @     Zimmer Holdings, Inc.                            1,493,838
                                                                   ------------
                                                                     12,343,500
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.9%
     34,000          UnitedHealth Group, Inc.                         3,261,960
                                                                   ------------
                                                                      3,261,960
                                                                   ------------
                     INSURANCE: 2.2%
     64,500          American Intl. Group                             3,733,260
                                                                   ------------
                                                                      3,733,260
                                                                   ------------
                     INTERNET: 10.8%
    161,000    @     Amazon.Com, Inc.                                 5,786,340
     61,300    @     eBay, Inc.                                       6,234,823
    222,700    @     Yahoo!, Inc.                                     6,647,595
                                                                   ------------
                                                                     18,668,758
                                                                   ------------
                     LEISURE TIME: 0.4%
     18,000          Harley-Davidson, Inc.                              758,880
                                                                   ------------
                                                                        758,880
                                                                   ------------
                     MEDIA: 5.2%
    210,270    @     Comcast Corp.                                    6,144,567
     91,500    @     COX Communications, Inc.                         2,834,670
                                                                   ------------
                                                                      8,979,237
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 4.2%
     70,100          General Electric Co.                             2,011,870
    302,300   @@     Tyco Intl. Ltd.                                  5,350,710
                                                                   ------------
                                                                      7,362,580
                                                                   ------------
                     OIL & GAS: 2.5%
     65,030          Apache Corp.                                     4,286,777
                                                                   ------------
                                                                      4,286,777
                                                                   ------------
                     OIL & GAS SERVICES: 2.6%
    190,800          Halliburton Co.                                  4,554,396
                                                                   ------------
                                                                      4,554,396
                                                                   ------------
                     PHARMACEUTICALS: 7.7%
     34,700          Allergan, Inc.                                   2,502,217
     18,800    @     Gilead Sciences, Inc.                              991,888
     93,800    @     Medimmune, Inc.                                  3,325,210
     59,800          Merck & Co., Inc.                                3,323,684
    104,700          Pfizer, Inc.                                     3,247,794
                                                                   ------------
                                                                     13,390,793
                                                                   ------------
                     RETAIL: 6.7%
    294,500          Gap, Inc.                                        5,006,500
     34,300    @     Kohl's Corp.                                     1,795,605
    115,900    @     Staples, Inc.                                    2,247,301
     48,100          Wal-Mart Stores, Inc.                            2,530,541
                                                                   ------------
                                                                     11,579,947
                                                                   ------------
                     SEMICONDUCTORS: 11.8%
     81,100    @     Analog Devices, Inc.                             3,126,405
     94,600          Linear Technology Corp.                          3,439,656
     84,100          Maxim Integrated Products                        3,297,561
    133,000    @     Novellus Systems, Inc.                           4,608,450
     84,700          Texas Instruments, Inc.                          1,736,350
    139,700    @     Xilinx, Inc.                                     4,172,839
                                                                   ------------
                                                                     20,381,261
                                                                   ------------
                     SOFTWARE: 4.9%
    165,200    @     Microsoft Corp.                                  4,065,572
    337,000    @     Oracle Corp.                                     4,384,370
                                                                   ------------
                                                                      8,449,942
                                                                   ------------
                     TELECOMMUNICATIONS: 3.6%
    267,800    @     Cisco Systems, Inc.                              4,359,784
    120,800    @     Nextel Communications, Inc.                      1,810,792
                                                                   ------------
                                                                      6,170,576
                                                                   ------------
                     Total Common Stock
                       (Cost $135,576,856)                          167,152,340
                                                                   ------------
MUTUAL FUNDS: 3.3%
                     EQUITY FUND: 3.3%
     42,400    @     Internet HOLDRs Trust                            1,582,368
     87,400    @     Nasdaq-100 Index Tracking Stock                  2,603,646
     52,000          Semiconductor HOLDRs Trust                       1,557,400
                                                                   ------------
                                                                      5,743,414
                                                                   ------------
                     Total Mutual Funds
                       (Cost $4,655,687)                              5,743,414
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $140,232,543)                          172,895,754
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.7%
               REPURCHASE AGREEMENT: 0.7%
$ 1,282,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,282,121 to be received
                 upon repurchase (Collateralized by $1,075,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $1,310,224, due 02/15/26)                         $  1,282,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,282,000)                                    1,282,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $141,514,543)*                    100.5%    $174,177,754
               OTHER ASSETS AND LIABILITIES-NET           (0.5)        (813,224)
                                                         -----     ------------
               NET ASSETS                                100.0%    $173,364,530
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $144,280,850. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 32,871,935
               Gross Unrealized Depreciation                         (2,975,031)
                                                                   ------------
               Net Unrealized Appreciation                         $ 29,896,904
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     APPAREL: 1.2%
     41,800    @     Coach, Inc.                                   $  2,053,634
                                                                   ------------
                                                                      2,053,634
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.0%
     20,300          Johnson Controls, Inc.                           1,689,975
                                                                   ------------
                                                                      1,689,975
                                                                   ------------
                     BANKS: 0.5%
     24,700          Bank of Hawaii Corp.                               862,524
                                                                   ------------
                                                                        862,524
                                                                   ------------
                     BUILDING MATERIALS: 1.0%
     22,700    @     American Standard Cos., Inc.                     1,679,573
                                                                   ------------
                                                                      1,679,573
                                                                   ------------
                     COMMERCIAL SERVICES: 8.4%
     70,900    @     Aramark Corp.                                    1,488,191
     30,500    @     Career Education Corp.                           1,873,005
     21,800    @     Corporate Executive Board Co.                      919,960
     36,500    @     Education Management Corp.                       1,735,210
     46,400    @     FTI Consulting, Inc.                             1,703,344
     33,900    @     Kroll, Inc.                                        786,819
     25,800          Paychex, Inc.                                      787,416
    129,300    @     Pharmaceutical Product Development, Inc.         3,626,865
     33,800    @     Weight Watchers Intl., Inc.                      1,439,204
                                                                   ------------
                                                                     14,360,014
                                                                   ------------
                     COMPUTERS: 7.8%
     34,700    @     Affiliated Computer
                     Services, Inc.                                   1,607,998
     59,800    @     CACI Intl., Inc.                                 1,976,390
     23,100    @     Lexmark Intl., Inc.                              1,718,640
    225,800    @     Network Appliance, Inc.                          3,845,374
     28,900          Reynolds & Reynolds Co.                            855,440
    121,500    @     Veritas Software Corp.                           3,371,625
                                                                   ------------
                                                                     13,375,467
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.1%
     24,300          Bear Stearns Cos., Inc.                          1,877,661
                                                                   ------------
                                                                      1,877,661
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 1.0%
    104,900    @     American Power Conversion                        1,626,999
                                                                   ------------
                                                                      1,626,999
                                                                   ------------
                     ELECTRONICS: 2.9%
    112,700    @     Gentex Corp.                                     3,509,478
     66,700    @     Jabil Circuit, Inc.                              1,400,033
                                                                   ------------
                                                                      4,909,511
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 2.0%
     44,700          Fluor Corp.                                      1,586,403
     45,700    @     Jacobs Engineering Group, Inc.                   1,784,128
                                                                   ------------
                                                                      3,370,531
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 0.5%
     37,000    @     Republic Services, Inc.                            884,670
                                                                   ------------
                                                                        884,670
                                                                   ------------
                     FOOD: 2.6%
     58,000    @     Dean Foods Co.                                   2,653,500
     48,700    @     Performance Food Group Co.                       1,762,940
                                                                   ------------
                                                                      4,416,440
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.0%
     13,300          CR Bard, Inc.                                      932,995
     47,800    @     St. Jude Medical, Inc.                           2,681,580
     73,900    @     Steris Corp.                                     1,666,445
     60,200    @     Varian Medical Systems, Inc.                     3,356,150
     37,100    @     Zimmer Holdings, Inc.                            1,664,306
                                                                   ------------
                                                                     10,301,476
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.9%
     23,300    A     Aetna, Inc.                                      1,337,886
     91,700          Health Management Associates, Inc.               1,710,205
     21,600    @     WellPoint Health Networks                        1,843,344
                                                                   ------------
                                                                      4,891,435
                                                                   ------------
                     HOME FURNISHINGS: 0.5%
     12,100          Harman Intl. Industries, Inc.                      897,820
                                                                   ------------
                                                                        897,820
                                                                   ------------
                     INSURANCE: 1.0%
     35,900          WR Berkley Corp.                                 1,768,075
                                                                   ------------
                                                                      1,768,075
                                                                   ------------
                     INTERNET: 4.9%
    110,000    @     USA Interactive                                  4,229,500
    172,500    @     WebMD Corp.                                      1,714,650
     80,200    @     Yahoo!, Inc.                                     2,393,970
                                                                   ------------
                                                                      8,338,120
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 2.1%
     36,700    @     Cognex Corp.                                       838,962
     73,300          Rockwell Automation, Inc.                        1,733,545
     14,600    @     Zebra Technologies Corp.                         1,065,639
                                                                   ------------
                                                                      3,638,146
                                                                   ------------
                     MEDIA: 4.6%
     79,000    @     Cablevision Systems Corp.                        1,529,440
     83,200    @     EchoStar Communications Corp.                    2,793,856
     34,900          New York Times Co.                               1,671,710
     59,300    @     Univision Communications, Inc.                   1,770,105
                                                                   ------------
                                                                      7,765,111
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 0.9%
     23,000          Danaher Corp.                                    1,539,160
                                                                   ------------
                                                                      1,539,160
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     OIL & GAS: 7.1%
     26,100          Apache Corp.                                  $  1,720,512
     33,900          Devon Energy Corp.                               1,762,800
     76,700  @,@@    Nabors Industries Ltd.                           3,457,635
     94,100    @     Patterson-UTI Energy, Inc.                       3,443,119
     79,300          XTO Energy, Inc.                                 1,701,778
                                                                   ------------
                                                                     12,085,844
                                                                   ------------
                     OIL & GAS SERVICES: 1.3%
     52,400    @     BJ Services Co.                                  2,133,204
                                                                   ------------
                                                                      2,133,204
                                                                   ------------
                     PACKAGING & CONTAINERS: 0.9%
     81,100    @     Pactiv Corp.                                     1,585,505
                                                                   ------------
                                                                      1,585,505
                                                                   ------------
                     PHARMACEUTICALS: 9.7%
     49,900    @     Advance PCS                                      1,657,179
     23,500          Allergan, Inc.                                   1,694,585
     62,500  @,@@    Biovail Corp.                                    2,915,000
     62,610    @     Celgene Corp.                                    1,970,963
     28,800    @     Express Scripts, Inc.                            1,884,672
     86,500    @     Medimmune, Inc.                                  3,066,425
     29,700          Mylan Laboratories                                 857,736
     93,800          Omnicare, Inc.                                   2,546,670
                                                                   ------------
                                                                     16,593,230
                                                                   ------------
                     RETAIL: 10.4%
     53,200    @     99 Cents Only Stores                             1,690,696
     96,700    @     Abercrombie & Fitch Co.                          2,760,785
     10,100    @     Autozone, Inc.                                     845,168
     40,900    @     Bed Bath & Beyond, Inc.                          1,711,256
     51,000          CBRL Group, Inc.                                 1,840,080
     69,600    @     Chico's FAS, Inc.                                1,489,440
     22,500    @     HOT Topic, Inc.                                    600,075
     62,100    @     Sonic Corp.                                      1,607,769
    123,400    @     Staples, Inc.                                    2,392,726
     86,700          Tiffany & Co.                                    2,840,292
                                                                   ------------
                                                                     17,778,287
                                                                   ------------
                     SAVINGS & LOANS: 1.0%
     63,867          New York Community
                     Bancorp, Inc.                                    1,769,107
                                                                   ------------
                                                                      1,769,107
                                                                   ------------
                     SEMICONDUCTORS: 3.2%
    196,500    @     Altera Corp.                                     3,788,520
     47,800          Linear Technology Corp.                          1,738,008
                                                                   ------------
                                                                      5,526,528
                                                                   ------------
                     SOFTWARE: 2.9%
     43,300    @     D&B Corp.                                        1,682,205
     59,500          Fair Isaac Corp.                                 3,317,125
                                                                   ------------
                                                                      4,999,330
                                                                   ------------
                     TELECOMMUNICATIONS: 3.7%
    265,500    @     Corning, Inc.                                    1,940,805
     92,900    @     Juniper Networks, Inc.                           1,289,452
     61,000    @     Nextel Communications, Inc.                        914,390
     72,600    @     Utstarcom, Inc.                                  2,152,590
                                                                   ------------
                                                                      6,297,237
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.0%
     74,800          Mattel, Inc.                                     1,608,948
                                                                   ------------
                                                                      1,608,948
                                                                   ------------
                     TRANSPORTATION: 2.9%
     68,900          CH Robinson Worldwide, Inc.                      2,561,013
     67,200          Expeditors Intl. Washington, Inc.                2,347,968
                                                                   ------------
                                                                      4,908,981
                                                                   ------------
                     Total Common Stock
                       (Cost $147,626,148)                          165,532,543
                                                                   ------------
MUTUAL FUND: 1.0%
                     EQUITY FUND: 1.0%
     20,250          MidCap SPDR Trust Series 1                       1,764,383
                                                                   ------------
                     Total Mutual Fund
                       (Cost $1,618,959)                              1,764,383
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $149,245,107)                          167,296,926
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.5%
               REPURCHASE AGREEMENT: 3.5%
$ 5,959,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $5,959,561 to be received
                 upon repurchase (Collateralized by $4,990,000
                 U.S. Treasury Bond, 6.000%, Market Value
                 $6,081,877, due 02/15/26)                         $  5,959,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $5,959,000)                                    5,959,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $155,204,107)*                    101.5%    $173,255,926
               OTHER ASSETS AND LIABILITIES-NET           (1.5)      (2,603,483)
                                                         -----     ------------
               NET ASSETS                                100.0%    $170,652,443
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is $155,372,382. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 19,142,908
               Gross Unrealized Depreciation                         (1,259,364)
                                                                   ------------
               Net Unrealized Appreciation                         $ 17,883,544
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.8%
                     ADVERTISING: 0.6%
     42,600    @     Getty Images, Inc.                            $  1,721,040
                                                                   ------------
                                                                      1,721,040
                                                                   ------------
                     AEROSPACE/DEFENSE: 1.0%
     34,300          Engineered Support Systems, Inc.                 1,351,763
     57,000    @     Veridian Corp.                                   1,479,150
                                                                   ------------
                                                                      2,830,913
                                                                   ------------
                     APPAREL: 0.5%
     83,400    @     Quiksilver, Inc.                                 1,411,962
                                                                   ------------
                                                                      1,411,962
                                                                   ------------
                     BANKS: 4.5%
    160,200    @     Southwest Bancorp of Texas, Inc.                 5,276,988
     72,500          UCBH Holdings, Inc.                              1,881,375
    122,500          Westamerica Bancorporation                       5,442,675
                                                                   ------------
                                                                     12,601,038
                                                                   ------------
                     BIOTECHNOLOGY: 2.9%
    133,600    @     Digene Corp.                                     3,460,240
     56,300    @     Integra LifeSciences Holdings Corp.              1,588,786
     79,000    @     Martek Biosciences Corp.                         2,973,560
                                                                   ------------
                                                                      8,022,586
                                                                   ------------
                     COMMERCIAL SERVICES: 7.5%
     28,100    @     Corinthian Colleges, Inc.                        1,321,824
     72,000    @     Corporate Executive Board Co.                    3,038,400
     57,700    @     Education Management Corp.                       2,743,058
     65,700    @     FTI Consulting, Inc.                             2,411,847
    125,800    @     Kroll, Inc.                                      2,919,818
    205,000    @     Pharmaceutical Product Development, Inc.         5,750,250
     41,500          Strayer Education, Inc.                          2,769,295
                                                                   ------------
                                                                     20,954,492
                                                                   ------------
                     COMPUTERS: 7.7%
     95,800    @     CACI Intl., Inc.                                 3,166,190
    247,700    @     Cognizant Technology Solutions Corp.             5,139,775
    122,700    @     Hutchinson Technology, Inc.                      3,704,313
     88,600    @     Micros Systems, Inc.                             2,628,762
     47,700    @     NetScreen Technologies, Inc.                     1,068,003
     47,600          Reynolds & Reynolds Co.                          1,408,960
     71,800    @     Sandisk Corp.                                    2,608,494
    135,300    @     Western Digital Corp.                            1,693,956
                                                                   ------------
                                                                     21,418,453
                                                                   ------------
                     DISTRIBUTION/WHOLESALE; 1.0%
     82,200    @     SCP Pool Corp.                                   2,647,662
                                                                   ------------
                                                                      2,647,662
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.8%
     68,900   @@     Doral Financial Corp.                            2,913,092
     72,826    @     Portfolio Recovery Associates, Inc.              2,181,867
                                                                   ------------
                                                                      5,094,959
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.9%
     65,600    @     Wilson Greatbatch Technologies, Inc.             2,414,080
                                                                   ------------
                                                                      2,414,080
                                                                   ------------
                     ELECTRONICS: 1.7%
     57,300    @     Benchmark Electronics, Inc.                      1,629,612
    104,200    @     Flir Systems, Inc.                               2,971,784
                                                                   ------------
                                                                      4,601,396
                                                                   ------------
                     ENERGY-ALTERNATE SOURCES: 1.3%
    184,700    @     Headwaters, Inc.                                 3,507,453
                                                                   ------------
                                                                      3,507,453
                                                                   ------------
                     ENTERTAINMENT: 1.7%
    105,900    @     GTECH Holdings Corp.                             3,721,326
     66,200    @     Penn National Gaming, Inc.                       1,108,188
                                                                   ------------
                                                                      4,829,514
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 1.0%
     32,700    @     Stericycle, Inc.                                 1,293,612
     81,200    @     Tetra Tech, Inc.                                 1,376,340
                                                                   ------------
                                                                      2,669,952
                                                                   ------------
                     FOOD: 4.5%
     77,200    @     American Italian Pasta Co.                       3,382,904
     39,900          Flowers Foods, Inc.                              1,197,000
    158,600    @     Performance Food Group Co.                       5,741,320
     77,300    @     United Natural Foods, Inc.                       2,141,210
                                                                   ------------
                                                                     12,462,434
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 6.4%
     63,800    @     Advanced Neuromodulation Systems, Inc.           3,060,486
     56,200    @     Inamed Corp.                                     2,896,548
      5,800    @     Kensey Nash Corp.                                  123,830
    168,901    @     Kyphon, Inc.                                     2,170,378
    143,700    @     Steris Corp.                                     3,240,435
    211,200    @     Thoratec Corp.                                   2,899,776
     99,900    @     Zoll Medical Corp.                               3,312,684
                                                                   ------------
                                                                     17,704,137
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.4%
    150,400    @     Amsurg Corp.                                     4,236,768
     93,800    @     Coventry Health Care, Inc.                       4,095,308
     84,600    @     Curative Health Services, Inc.                   1,203,858
     65,400    @     Mid Atlantic Medical Services                    3,132,660
                                                                   ------------
                                                                     12,668,594
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.5%
     62,600    @     Yankee Candle Co., Inc.                          1,336,510
                                                                   ------------
                                                                      1,336,510
                                                                   ------------
                     INSURANCE: 2.8%
     95,245          HCC Insurance Holdings, Inc.                     2,728,769
     67,700    @     Philadelphia Consolidated Holding Co.            2,769,607
     81,400    @     ProAssurance Corp.                               2,279,200
                                                                   ------------
                                                                      7,777,576
                                                                   ------------
                     INTERNET: 2.9%
     86,900    @     Avocent Corp.                                    2,568,764
    130,343    @     Digital Insight Corp.                            2,215,831
    181,100    @     Digital River, Inc.                              3,560,426
                                                                   ------------
                                                                      8,345,021
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     LODGING: 1.0%
    117,900    @     Station Casinos, Inc.                         $  2,652,750
                                                                   ------------
                                                                      2,652,750
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 1.9%
    113,800    @     Cognex Corp.                                     2,601,468
     35,900    @     Zebra Technologies Corp.                         2,620,305
                                                                   ------------
                                                                      5,221,773
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.5%
     32,100          Donaldson Co., Inc.                              1,346,595
     68,400    @     ESCO Technologies, Inc.                          2,865,960
                                                                   ------------
                                                                      4,212,555
                                                                   ------------
                     OIL & GAS: 3.5%
     44,100    @     Evergreen Resources, Inc.                        2,348,766
     38,200          Patina Oil & Gas Corp.                           1,512,338
    195,400    @     Southwestern Energy Co.                          2,934,908
    128,800    @     Unit Corp.                                       2,833,600
                                                                   ------------
                                                                      9,629,612
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
    244,700    @     Key Energy Services, Inc.                        2,907,036
                                                                   ------------
                                                                      2,907,036
                                                                   ------------
                     PHARMACEUTICALS: 3.7%
    101,300          Alpharma, Inc.                                   2,129,326
     48,600    @     Celgene Corp.                                    1,529,928
    101,500    @     Endo Pharmaceuticals Holdings, Inc.              1,600,654
    141,100    @     Medicines Co.                                    3,301,740
     39,800    @     Pharmaceutical Resources, Inc.                   1,633,392
                                                                   ------------
                                                                     10,195,040
                                                                   ------------
                     RETAIL: 9.3%
     62,600          Applebees Intl., Inc.                            1,921,194
    162,000          CBRL Group, Inc.                                 5,844,960
     51,000    @     Cheesecake Factory                               1,730,430
    153,400    @     Chico's FAS, Inc.                                3,282,760
     59,900    @     Dick's Sporting Goods, Inc.                      1,736,501
     87,600    @     HOT Topic, Inc.                                  2,336,292
    115,700    @     MSC Industrial Direct Co.                        2,197,143
    112,675    @     Pacific Sunwear of California                    2,530,681
     36,200    @     PF Chang's China Bistro, Inc.                    1,593,524
    110,300    @     Sonic Corp.                                      2,855,667
                                                                   ------------
                                                                     26,029,152
                                                                   ------------
                     SAVINGS & LOANS: 0.5%
     54,100          Dime Community Bancshares                        1,373,599
                                                                   ------------
                                                                      1,373,599
                                                                   ------------
                     SEMICONDUCTORS: 5.1%
    168,400    @     Artisan Components, Inc.                         3,709,852
    148,100    @     Integrated Circuit Systems, Inc.                 3,863,929
    102,300    @     Omnivision Technologies, Inc.                    3,671,547
    106,500    @     Power Integrations, Inc.                         2,839,184
                                                                   ------------
                                                                     14,084,512
                                                                   ------------
                     SOFTWARE: 6.6%
    145,400    @     Avid Technology, Inc.                            4,905,796
    184,000    @     EPIQ Systems, Inc.                               3,245,760
     74,800          Global Payments, Inc.                            2,543,200
     34,900    @     IMPAC Medical Systems, Inc.                        812,821
     39,000    @     National Instruments Corp.                       1,417,650
    349,400    @     Packeteer, Inc.                                  5,408,712
                                                                   ------------
                                                                     18,333,939
                                                                   ------------
                     TELECOMMUNICATIONS: 4.1%
     67,400    @     Adtran, Inc.                                     3,256,094
    132,350    @     Boston Communications Group                      2,153,335
    384,500    @     Foundry Networks, Inc.                           5,917,455
                                                                   ------------
                                                                     11,326,884
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.2%
    117,100    @     Leapfrog Enterprises, Inc.                       3,387,703
                                                                   ------------
                                                                      3,387,703
                                                                   ------------
                     TRANSPORTATION: 1.9%
    111,500    @     Knight Transportation, Inc.                      2,827,640
     16,000          Roadway Corp.                                      592,000
     71,400    @     Yellow Corp.                                     1,876,392
                                                                   ------------
                                                                      5,296,032
                                                                   ------------
                     Total Common Stock
                       (Cost $229,293,463)                          269,670,359
                                                                   ------------
MUTUAL FUNDS: 2.8%
                     EQUITY FUND: 2.8%
     62,600          iShares Russell 2000 Growth Index Fund           2,954,094
     56,300          iShares Russell 2000 Index Fund                  4,956,089
                                                                   ------------
                                                                      7,910,183
                                                                   ------------
                     Total Mutual Funds
                       (Cost $7,129,273)                              7,910,183
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $236,422,736)                          277,580,542
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.0%
               REPURCHASE AGREEMENT: 1.0%
$ 2,911,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $2,911,274 to be received
                 upon repurchase (Collateralized by $2,380,000
                 U.S. Treasury Bonds, 6.125%, Market Value
                 $2,972,908, due 08/15/29)                         $  2,911,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $2,911,000)                                    2,911,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $239,333,736)*                    100.7%    $280,491,542
               OTHER ASSETS AND LIABILITIES-NET           (0.7)      (1,857,045)
                                                         -----     ------------
               NET ASSETS                                100.0%    $278,634,497
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $241,694,662. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 42,292,130
               Gross Unrealized Depreciation                         (3,495,250)
                                                                   ------------
               Net Unrealized Appreciation                         $ 38,796,880
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.6%
                     ADVERTISING: 0.2%
      3,400          Interpublic Group of Cos., Inc.               $     46,750
      1,600          Omnicom Group                                      111,696
                                                                   ------------
                                                                        158,446
                                                                   ------------
                     AEROSPACE/DEFENSE: 1.6%
      7,500          Boeing Co.                                         230,025
      1,700          General Dynamics Corp.                             113,594
        500          Goodrich Corp.                                       9,135
      9,550          Lockheed Martin Corp.                              443,311
      1,546          Northrop Grumman Corp.                             135,970
      3,450          Raytheon Co.                                       110,538
      1,650          Rockwell Collins, Inc.                              37,917
      3,950          United Technologies Corp.                          269,588
                                                                   ------------
                                                                      1,350,078
                                                                   ------------
                     AGRICULTURE: 1.0%
     17,700          Altria Group, Inc.                                 731,010
      2,350          Monsanto Co.                                        47,118
      1,500          UST, Inc.                                           52,965
                                                                   ------------
                                                                        831,093
                                                                   ------------
                     AIRLINES: 0.1%
      6,600          Southwest Airlines Co.                             106,062
                                                                   ------------
                                                                        106,062
                                                                   ------------
                     APPAREL: 0.4%
      1,800    @     Jones Apparel Group, Inc.                           52,848
      1,600          Liz Claiborne, Inc.                                 54,224
      2,250          Nike, Inc.                                         125,978
      1,200    @     Reebok Intl. Ltd.                                   38,040
        950          VF Corp.                                            36,167
                                                                   ------------
                                                                        307,257
                                                                   ------------
                     AUTO MANUFACTURERS: 0.6%
     38,000          Ford Motor Co.                                     399,000
      1,600          Paccar, Inc.                                       106,032
                                                                   ------------
                                                                        505,032
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 0.2%
      1,000          Cooper Tire & Rubber Co.                            15,890
      1,850          Dana Corp.                                          16,483
      4,500          Delphi Corp.                                        39,690
        700          Johnson Controls, Inc.                              58,275
                                                                   ------------
                                                                        130,338
                                                                   ------------
                     BANKS: 6.9%
      3,100          AmSouth Bancorp                                     69,192
     16,300          Bank of America Corp.                            1,209,460
      2,700          Bank of New York Co., Inc.                          78,165
     10,050          Bank One Corp.                                     375,468
      4,100          BB&T Corp.                                         140,179
      1,977          Charter One Financial, Inc.                         60,219
      1,500          Comerica, Inc.                                      69,405
      1,000          First Tennessee National Corp.                      46,760
      8,850          FleetBoston Financial Corp.                        261,694
      1,900          Huntington Bancshares, Inc.                         38,969
      3,650          Keycorp                                             96,360
      2,150          Marshall & Ilsley Corp.                             64,500
      3,700          Mellon Financial Corp.                             100,529
     13,100          National City Corp.                                443,042
        500          North Fork Bancorporation, Inc.                     16,535
      2,500          PNC Financial Services Group, Inc.                 123,125
      1,950          Regions Financial Corp.                             68,328
      3,000          SouthTrust Corp.                                    86,190
      2,750          State Street Corp.                                 105,353
      2,400          SunTrust Banks, Inc.                               142,320
      1,675          Union Planters Corp.                                53,901
     24,700          US Bancorp                                         585,390
     17,100          Wachovia Corp.                                     687,078
     14,450          Wells Fargo & Co.                                  697,935
        750          Zions Bancorporation                                38,265
                                                                   ------------
                                                                      5,658,362
                                                                   ------------
                     BEVERAGES: 2.7%
      7,600          Anheuser-Busch Cos., Inc.                          399,988
        650          Brown-Forman Corp.                                  51,259
     21,000          Coca-Cola Co.                                      956,970
      6,300          Coca-Cola Enterprises, Inc.                        118,125
        100          Coors (Adolph)                                       5,508
      3,400          Pepsi Bottling Group, Inc.                          69,326
     14,850          PepsiCo, Inc.                                      656,370
                                                                   ------------
                                                                      2,257,546
                                                                   ------------
                     BIOTECHNOLOGY: 1.0%
     10,764    @     Amgen, Inc.                                        696,538
        600    @     Biogen, Inc.                                        25,464
      1,650    @     Chiron Corp.                                        72,748
      1,100    @     Genzyme Corp.                                       52,239
                                                                   ------------
                                                                        846,989
                                                                   ------------
                     BUILDING MATERIALS: 0.2%
        750    @     American Standard Cos., Inc.                        55,492
      1,700          Masco Corp.                                         41,820
        900          Vulcan Materials Co.                                32,976
                                                                   ------------
                                                                        130,288
                                                                   ------------
                     CHEMICALS: 1.5%
      1,900          Air Products & Chemicals, Inc.                      82,821
      8,000          Dow Chemical Co.                                   254,400
      8,750          Du Pont EI de Nemours & Co.                        368,725
        900          Eastman Chemical Co.                                29,421
      1,450          Ecolab, Inc.                                        77,938
        600          Engelhard Corp.                                     15,090
        350          Great Lakes Chemical Corp.                           8,061
      1,100          International Flavors & Fragrances, Inc.            34,529
      1,500          PPG Industries, Inc.                                72,945
      1,500          Praxair, Inc.                                       89,985
      3,500          Rohm & Haas Co.                                    113,505
      1,700          Sherwin-Williams Co.                                46,546
        900          Sigma-Aldrich Corp.                                 47,079
                                                                   ------------
                                                                      1,241,045
                                                                   ------------
                     COMMERCIAL SERVICES: 0.6%
      1,600    @     Apollo Group, Inc.                                  93,472
      4,400    @     Concord EFS, Inc.                                   66,528
      2,100    @     Convergys Corp.                                     37,548
        250          Deluxe Corp.                                        11,743
      1,700          Equifax, Inc.                                       43,044
      1,450          H&R Block, Inc.                                     59,363
      2,500          McKesson Corp.                                      75,800

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     COMMERCIAL SERVICES (CONTINUED):
      3,200          Paychex, Inc.                                 $     97,664
      1,450    @     Quintiles Transnational Corp.                       20,518
        500    @     Robert Half Intl., Inc.                              8,475
        400          RR Donnelley & Sons Co.                              9,980
                                                                   ------------
                                                                        524,135
                                                                   ------------
                     COMPUTERS: 5.1%
      3,750    @     Apple Computer, Inc.                                67,387
      1,550    @     Computer Sciences Corp.                             61,535
     38,250    @     Dell Computer Corp.                              1,196,842
     18,650    @     EMC Corp.                                          201,793
     25,637          Hewlett-Packard Co.                                499,921
     17,900          International Business Machines Corp.            1,575,916
      2,800    @     Lexmark Intl., Inc.                                208,320
     18,700          Seagate Technology, Inc.                             1,496
     38,800    @     Sun Microsystems, Inc.                             168,004
      2,700    @     Sungard Data Systems, Inc.                          62,100
      3,800    @     Unisys Corp.                                        42,902
      5,900    @     Veritas Software Corp.                             163,725
                                                                   ------------
                                                                      4,249,941
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 3.2%
        400          Alberto-Culver Co.                                  20,440
        800          Avon Products, Inc.                                 48,752
      4,700          Colgate-Palmolive Co.                              280,214
     14,550          Gillette Co.                                       489,026
      4,400          Kimberly-Clark Corp.                               228,492
     17,450          Procter & Gamble Co.                             1,602,259
                                                                   ------------
                                                                      2,669,183
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 8.9%
     11,400          American Express Co.                               474,924
      1,700          Bear Stearns Cos., Inc.                            131,359
      3,100          Capital One Financial Corp.                        149,327
      4,700          Charles Schwab Corp.                                45,590
     44,000          Citigroup, Inc.                                  1,804,880
      2,750          Countrywide Financial Corp.                        202,537
     11,750          Fannie Mae                                         869,500
        900          Franklin Resources, Inc.                            33,633
     12,650          Freddie Mac                                        756,597
      4,050          Goldman Sachs Group, Inc.                          330,075
     17,050          JP Morgan Chase & Co.                              560,263
      5,050          Lehman Brothers Holdings, Inc.                     361,731
     10,775          MBNA Corp.                                         216,039
     17,050          Merrill Lynch & Co., Inc.                          738,265
      9,150          Morgan Stanley                                     418,613
      3,650    @     Providian Financial Corp.                           32,996
      1,300          SLM Corp.                                          156,000
      1,350          T Rowe Price Group, Inc.                            49,572
                                                                   ------------
                                                                      7,331,901
                                                                   ------------
                     ELECTRIC: 2.6%
      1,350          Ameren Corp.                                        61,425
      3,300          American Electric Power Co., Inc.                   95,832
      3,500          Centerpoint Energy, Inc.                            33,425
      3,600          Cinergy Corp.                                      136,584
      3,800          CMS Energy Corp.                                    30,096
      1,750          Consolidated Edison, Inc.                           75,232
      1,400          Constellation Energy Group, Inc.                    46,410
      2,750          Dominion Resources, Inc.                           173,250
      1,450          DTE Energy Co.                                      62,828
      7,750          Duke Energy Corp.                                  150,195
      2,700    @     Edison Intl.                                        43,956
      1,850          Entergy Corp.                                       95,626
      4,650          Exelon Corp.                                       266,445
      2,500          FirstEnergy Corp.                                   92,025
      1,550          FPL Group, Inc.                                    103,028
      2,000          NiSource, Inc.                                      39,220
      3,500    @     PG&E Corp.                                          59,500
      2,450          PPL Corp.                                           99,078
      2,000          Progress Energy, Inc.                               94,100
      1,850          Public Service Enterprise Group, Inc.               79,050
      6,100          Southern Co.                                       192,028
      2,800          TXU Corp.                                           56,672
      3,500          Xcel Energy, Inc.                                   53,865
                                                                   ------------
                                                                      2,139,870
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
      3,450    @     American Power Conversion                           53,510
      3,650          Emerson Electric Co.                               190,895
      1,550          Molex, Inc.                                         42,408
                                                                   ------------
                                                                        286,813
                                                                   ------------
                     ELECTRONICS: 0.2%
      1,650          Applera Corp. - Applied Biosystems Group            32,126
      1,650    @     Jabil Circuit, Inc.                                 34,634
        450          Parker Hannifin Corp.                               18,194
      3,850    @     Sanmina-SCI Corp.                                   22,022
      2,300          Symbol Technologies, Inc.                           30,820
        800    @     Thermo Electron Corp.                               16,880
      1,400    @     Waters Corp.                                        39,704
                                                                   ------------
                                                                        194,380
                                                                   ------------
                     ENGINEERING & CONSTRUCTION: 0.0%
      1,000          Fluor Corp.                                         35,490
                                                                   ------------
                                                                         35,490
                                                                   ------------
                     ENTERTAINMENT: 0.1%
        750    @     International Game Technology                       66,030
                                                                   ------------
                                                                         66,030
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 0.2%
      3,200    @     Allied Waste Industries, Inc.                       31,616
      5,050          Waste Management, Inc.                             128,624
                                                                   ------------
                                                                        160,240
                                                                   ------------
                     FOOD: 2.0%
      3,100          Albertson's, Inc.                                   64,697
      5,710          Archer-Daniels-Midland Co.                          68,348
      4,050          Campbell Soup Co.                                  101,048
      4,450          ConAgra Foods, Inc.                                108,001
      3,100          General Mills, Inc.                                145,018
      1,350          Hershey Foods Corp.                                 95,985
      7,300          HJ Heinz Co.                                       241,411
      6,100          Kellogg Co.                                        214,720
      6,350    @     Kroger Co.                                         101,918
      1,300          McCormick & Co., Inc.                               34,970
      6,600          Sara Lee Corp.                                     120,252
      1,100          Supervalu, Inc.                                     21,835
      5,650          Sysco Corp.                                        174,811
      1,950          Winn-Dixie Stores, Inc.                             27,573
      2,000          WM Wrigley Jr Co.                                  113,000
                                                                   ------------
                                                                      1,633,587
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     FOREST PRODUCTS & PAPER: 0.2%
        500          Boise Cascade Corp.                           $     12,285
      4,150          International Paper Co.                            152,180
        750          Weyerhaeuser Co.                                    37,785
                                                                   ------------
                                                                        202,250
                                                                   ------------
                     GAS: 0.2%
      1,250          KeySpan Corp.                                       44,025
        550          Nicor, Inc.                                         19,585
        550          Peoples Energy Corp.                                23,452
      1,800          Sempra Energy                                       49,086
                                                                   ------------
                                                                        136,148
                                                                   ------------
                     HAND/MACHINE TOOLS: 0.1%
      1,750          Black & Decker Corp.                                75,793
        500          Snap-On, Inc.                                       15,205
      1,150          Stanley Works                                       32,154
                                                                   ------------
                                                                        123,152
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 3.4%
        600          Bausch & Lomb, Inc.                                 22,764
      2,100          Becton Dickinson & Co.                              84,000
      2,800          Biomet, Inc.                                        77,000
      3,550    @     Boston Scientific Corp.                            184,955
        900          CR Bard, Inc.                                       63,135
      6,300    @     Guidant Corp.                                      266,364
     25,200          Johnson & Johnson                                1,369,620
     10,400          Medtronic, Inc.                                    506,792
      1,550    @     St. Jude Medical, Inc.                              86,955
      1,650          Stryker Corp.                                      111,111
      1,650    @     Zimmer Holdings, Inc.                               74,019
                                                                   ------------
                                                                      2,846,715
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.2%
      2,200    A     Aetna, Inc.                                        126,324
      2,650    @     Anthem, Inc.                                       194,378
        750    @     Humana, Inc.                                         9,742
        250    @     Manor Care, Inc.                                     5,922
      4,450          UnitedHealth Group, Inc.                           426,933
      3,150    @     WellPoint Health Networks                          268,821
                                                                   ------------
                                                                      1,032,120
                                                                   ------------
                     HOME BUILDERS: 0.2%
      1,100          Centex Corp.                                        85,393
        500          KB Home                                             31,250
        200          Pulte Homes, Inc.                                   13,118
                                                                   ------------
                                                                        129,761
                                                                   ------------
                     HOME FURNISHINGS: 0.1%
      2,050          Leggett & Platt, Inc.                               45,244
        550          Whirlpool Corp.                                     31,295
                                                                   ------------
                                                                         76,539
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.2%
        400          Avery Dennison Corp.                                22,192
      1,950          Clorox Co.                                          87,087
      1,350          Fortune Brands, Inc.                                70,740
                                                                   ------------
                                                                        180,019
                                                                   ------------
                     HOUSEWARES: 0.1%
      2,200          Newell Rubbermaid, Inc.                             62,700
                                                                   ------------
                                                                         62,700
                                                                   ------------
                     INSURANCE: 5.5%
      3,600   @@     ACE Ltd.                                           131,400
     10,600          Aflac, Inc.                                        348,846
     15,350          Allstate Corp.                                     552,446
        950          AMBAC Financial Group, Inc.                         63,374
     22,050          American Intl. Group                             1,276,254
      2,650          AON Corp.                                           67,999
      1,500          Chubb Corp.                                         96,045
      1,450          Cigna Corp.                                         81,345
        600          Cincinnati Financial Corp.                          22,272
      2,150          Hartford Financial Services Group, Inc.            100,276
      1,450          Jefferson-Pilot Corp.                               61,176
      2,350          John Hancock Financial Services, Inc.               71,088
      1,600          Loews Corp.                                         76,960
      4,600          Marsh & McLennan Cos., Inc.                        230,598
      1,250          MBIA, Inc.                                          62,562
      6,200          Metlife, Inc.                                      173,414
      1,000          MGIC Investment Corp.                               54,020
      6,750          Principal Financial Group                          214,380
      3,250          Progressive Corp.                                  234,000
      4,650          Prudential Financial, Inc.                         155,868
      3,000          Safeco Corp.                                       108,420
      1,250          Torchmark Corp.                                     48,275
      8,605          Travelers Property Casualty Corp.                  139,143
      3,300          UnumProvident Corp.                                 42,570
      1,100   @@     XL Capital Ltd.                                     95,755
                                                                   ------------
                                                                      4,508,486
                                                                   ------------
                     INTERNET: 0.7%
      2,700    @     eBay, Inc.                                         274,617
      3,200    @     Symantec Corp.                                     144,704
      4,950    @     Yahoo!, Inc.                                       147,758
                                                                   ------------
                                                                        567,079
                                                                   ------------
                     IRON/STEEL: 0.0%
        300          Nucor Corp.                                         14,292
        400          United States Steel Corp.                            6,300
                                                                   ------------
                                                                         20,592
                                                                   ------------
                     LEISURE TIME: 0.2%
        700          Brunswick Corp.                                     15,365
      2,850          Harley-Davidson, Inc.                              120,156
                                                                   ------------
                                                                        135,521
                                                                   ------------
                     LODGING: 0.1%
        950    @     Harrah's Entertainment, Inc.                        38,085
      1,650          Hilton Hotels Corp.                                 22,869
        800          Marriott Intl., Inc.                                31,280
                                                                   ------------
                                                                         92,234
                                                                   ------------
                     MACHINERY-CONSTRUCTION & MINING: 0.2%
      3,000          Caterpillar, Inc.                                  156,450
                                                                   ------------
                                                                        156,450
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.4%
      5,050          Deere & Co.                                        220,534
      1,800          Dover Corp.                                         54,558
      2,800          Rockwell Automation, Inc.                           66,220
                                                                   ------------
                                                                        341,312
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     MEDIA: 3.5%
     37,750    @     AOL Time Warner, Inc.                         $    574,555
      5,250    @     Clear Channel Communications, Inc.                 213,675
     19,650    @     Comcast Corp.                                      591,662
      2,300          Gannett Co., Inc.                                  181,700
        650          Knight-Ridder, Inc.                                 45,786
      1,800          McGraw-Hill Cos., Inc.                             113,778
        600          Meredith Corp.                                      26,382
      2,650          Tribune Co.                                        132,182
     14,950    @     Viacom, Inc.                                       680,524
     17,800          Walt Disney Co.                                    349,770
                                                                   ------------
                                                                      2,910,014
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 0.0%
      1,200          Worthington Industries                              17,916
                                                                   ------------
                                                                         17,916
                                                                   ------------
                     MINING: 0.3%
      3,100          Alcoa, Inc.                                         76,291
      1,650          Freeport-McMoRan Copper & Gold, Inc.                36,217
      3,350          Newmont Mining Corp.                                99,361
        950    @     Phelps Dodge Corp.                                  34,627
                                                                   ------------
                                                                        246,496
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 5.8%
      3,400          3M Co.                                             429,998
        750          Cooper Industries Ltd.                              29,918
        150          Crane Co.                                            3,132
      1,300          Danaher Corp.                                       86,996
      6,350          Eastman Kodak Co.                                  194,564
        700          Eaton Corp.                                         58,751
    110,450          General Electric Co.                             3,169,915
      7,450          Honeywell Intl., Inc.                              195,190
      2,650          Illinois Tool Works, Inc.                          164,432
      1,400   @@     Ingersoll-Rand Co.                                  61,320
        800          ITT Industries, Inc.                                50,128
      1,050          Textron, Inc.                                       36,592
     17,000   @@     Tyco Intl., Ltd.                                   300,900
                                                                   ------------
                                                                      4,781,836
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.2%
      2,100          Pitney Bowes, Inc.                                  80,661
      8,250    @     Xerox Corp.                                         90,171
                                                                   ------------
                                                                        170,832
                                                                   ------------
                     OIL & GAS: 5.0%
        750          Amerada Hess Corp.                                  36,750
      3,550          Anadarko Petroleum Corp.                           174,944
      1,395          Apache Corp.                                        91,958
      1,700          Burlington Resources, Inc.                          90,593
      9,100          ChevronTexaco Corp.                                645,554
      5,978          ConocoPhillips                                     322,633
      1,950          Devon Energy Corp.                                 101,400
        900          EOG Resources, Inc.                                 38,790
     56,550          Exxon Mobil Corp.                                2,058,420
      6,300          Marathon Oil Corp.                                 162,099
      1,200  @,@@    Nabors Industries Ltd.                              54,096
        600    @     Noble Corp.                                         21,396
      4,800          Occidental Petroleum Corp.                         161,952
        400    @     Rowan Cos., Inc.                                     9,576
        700          Sunoco, Inc.                                        25,788
      1,100    @     Transocean, Inc.                                    25,707
      4,000          Unocal Corp.                                       120,360
                                                                   ------------
                                                                      4,142,016
                                                                   ------------
                     OIL & GAS SERVICES: 0.2%
      3,750          Halliburton Co.                                     89,513
      2,000          Schlumberger Ltd.                                   97,240
                                                                   ------------
                                                                        186,753
                                                                   ------------
                     PACKAGING & CONTAINERS: 0.2%
        800          Ball Corp.                                          39,616
        500          Bemis Co.                                           22,890
      2,300    @     Pactiv Corp.                                        44,965
        750    @     Sealed Air Corp.                                    32,918
                                                                   ------------
                                                                        140,389
                                                                   ------------
                     PHARMACEUTICALS: 7.5%
     13,250          Abbott Laboratories                                590,287
        400          AmerisourceBergen Corp.                             25,076
      6,700          Bristol-Myers Squibb Co.                           171,520
      3,950          Cardinal Health, Inc.                              227,955
      9,700          Eli Lilly & Co.                                    579,769
      5,300    @     Forest Laboratories, Inc.                          267,650
      2,600    @     King Pharmaceuticals, Inc.                          37,206
      2,350    @     Medimmune, Inc.                                     83,308
     24,350          Merck & Co., Inc.                                1,353,373
     67,640          Pfizer, Inc.                                     2,098,193
     12,150          Schering-Plough Corp.                              224,167
      1,500    @     Watson Pharmaceuticals, Inc.                        55,530
     11,650          Wyeth                                              510,853
                                                                   ------------
                                                                      6,224,887
                                                                   ------------
                     PIPELINES: 0.1%
      1,250          Kinder Morgan, Inc.                                 63,812
      3,100          Williams Cos., Inc.                                 24,521
                                                                   ------------
                                                                         88,333
                                                                   ------------
                     REITS: 0.2%
      1,400          Equity Office Properties Trust                      37,674
      2,500          Equity Residential                                  66,200
      1,600          Simon Property Group, Inc.                          60,192
                                                                   ------------
                                                                        164,066
                                                                   ------------
                     RETAIL: 6.3%
      3,400    @     Autonation, Inc.                                    47,328
        350    @     Autozone, Inc.                                      29,288
      2,750    @     Bed Bath & Beyond, Inc.                            115,060
      1,200    @     Big Lots, Inc.                                      16,332
      4,000    @     Costco Wholesale Corp.                             148,200
      3,900          CVS Corp.                                          101,790
      2,050          Darden Restaurants, Inc.                            40,610
      1,500          Dillard's, Inc.                                     20,040
      6,900          Dollar General Corp.                               129,030
      1,550          Family Dollar Stores                                56,498
      4,150    @     Federated Department Stores                        134,875
     13,350          Gap, Inc.                                          226,950
     19,700          Home Depot, Inc.                                   640,053
      2,150          JC Penney Co., Inc.                                 37,238
      1,150    @     Kohl's Corp.                                        60,203
      4,550          Limited Brands                                      69,433
      6,750          Lowe's Cos., Inc.                                  285,255
      1,300          May Department Stores Co.                           28,197
     10,850          McDonald's Corp.                                   203,220

                 See Accompanying Notes to Financial Statements

ING Disciplined
LargeCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     RETAIL (CONTINUED):
      5,300    @     Office Depot, Inc.                            $     71,020
      1,300          RadioShack Corp.                                    31,330
     10,250    @     Staples, Inc.                                      198,748
      3,200    @     Starbucks Corp.                                     78,851
      4,600          TJX Cos., Inc.                                      83,720
      8,950          Walgreen Co.                                       275,571
     37,500          Wal-Mart Stores, Inc.                            1,972,875
      1,000          Wendy's Intl., Inc.                                 30,110
      2,700    @     Yum! Brands, Inc.                                   75,492
                                                                   ------------
                                                                      5,207,317
                                                                   ------------
                     SAVINGS & LOANS: 0.8%
      1,350          Golden West Financial Corp.                        105,016
     13,100          Washington Mutual, Inc.                            534,218
                                                                   ------------
                                                                        639,234
                                                                   ------------
                     SEMICONDUCTORS: 2.3%
      3,100    @     Altera Corp.                                        59,768
      3,100    @     Analog Devices, Inc.                               119,505
      5,650    @     Applied Materials, Inc.                             87,914
      1,000    @     Broadcom Corp.                                      24,480
     56,150          Intel Corp.                                      1,170,166
      2,600          Linear Technology Corp.                             94,536
      3,350    @     LSI Logic Corp.                                     21,440
      2,800          Maxim Integrated Products                          109,788
      1,250    @     Novellus Systems, Inc.                              43,313
      1,900    @     Nvidia Corp.                                        49,723
        850    @     QLogic Corp.                                        42,576
      2,750    @     Xilinx, Inc.                                        82,143
                                                                   ------------
                                                                      1,905,352
                                                                   ------------
                     SOFTWARE: 5.9%
      2,300          Adobe Systems, Inc.                                 81,167
        550          Autodesk, Inc.                                       8,201
      5,300          Automatic Data Processing                          184,970
      2,000    @     BMC Software, Inc.                                  33,920
      2,600    @     Citrix Systems, Inc.                                56,758
      4,800          Computer Associates Intl., Inc.                    104,016
      7,150    @     Compuware Corp.                                     43,400
      1,250    @     Electronic Arts, Inc.                               85,700
      6,400          First Data Corp.                                   265,088
      1,650    @     Fiserv, Inc.                                        54,599
      2,250          IMS Health, Inc.                                    40,140
      1,700    @     Intuit, Inc.                                        78,353
      1,000    @     Mercury Interactive Corp.                           39,310
    106,350          Microsoft Corp.                                  2,617,273
     82,500    @     Oracle Corp.                                     1,073,325
      1,150    @     Peoplesoft, Inc.                                    18,814
      7,500    @     Siebel Systems, Inc.                                70,425
                                                                   ------------
                                                                      4,855,459
                                                                   ------------
                     TELECOMMUNICATIONS: 6.3%
      2,600          Alltel Corp.                                       124,488
      1,350    @     Andrew Corp.                                        13,419
     14,860          AT&T Corp.                                         289,621
     20,650    @     AT&T Wireless Services, Inc.                       160,451
     21,100          BellSouth Corp.                                    559,361
      1,500          CenturyTel, Inc.                                    50,505
      4,250    @     CIENA Corp.                                         24,437
     79,200    @     Cisco Systems, Inc.                              1,289,376
      2,200    @     Citizens Communications Co.                         27,104
      2,850    @     Comverse Technology, Inc.                           43,349
     19,400    @     JDS Uniphase Corp.                                  75,078
     14,900    @     Lucent Technologies, Inc.                           32,929
      7,800          Motorola, Inc.                                      66,456
     19,850    @     Nextel Communications, Inc.                        297,552
      7,000          Qualcomm, Inc.                                     235,060
     24,950          SBC Communications, Inc.                           635,227
      1,950          Scientific-Atlanta, Inc.                            38,396
      7,450          Sprint Corp.-FON Group                             101,022
      3,100    @     Tellabs, Inc.                                       24,614
     29,150          Verizon Communications, Inc.                     1,103,328
                                                                   ------------
                                                                      5,191,773
                                                                   ------------
                     TEXTILES: 0.1%
      1,450          Cintas Corp.                                        53,679
                                                                   ------------
                                                                         53,679
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 0.3%
      2,000          Hasbro, Inc.                                        32,020
      9,150          Mattel, Inc.                                       196,816
                                                                   ------------
                                                                        228,836
                                                                   ------------
                     TRANSPORTATION: 2.0%
      3,100          Burlington Northern Santa Fe Corp.                  91,481
      4,350          FedEx Corp.                                        278,313
      3,400          Norfolk Southern Corp.                              74,528
      2,100          Union Pacific Corp.                                128,079
     17,200          United Parcel Service, Inc.                      1,073,796
                                                                   ------------
                                                                      1,646,197
                                                                   ------------
                     TRUCKING & LEASING: 0.0%
        600          Ryder System, Inc.                                  15,936
                                                                   ------------
                                                                         15,936
                                                                   ------------
                     Total Common Stock
                       (Cost $80,736,922)                            82,242,505
                                                                   ------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $80,736,922)*                99.6%    $ 82,242,505
                     OTHER ASSETS AND LIABILITIES-NET      0.4          347,915
                                                         -----     ------------
                     NET ASSETS                          100.0%    $ 82,590,420
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
A    Related Party
* Cost for federal income tax purposes is $85,785,685. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $  5,249,435
                     Gross Unrealized Depreciation                   (8,792,615)
                                                                   ------------
                     Net Unrealized Appreciation                   $ (3,543,180)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Large Company
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
                     AEROSPACE/DEFENSE: 2.0%
     41,000          General Dynamics Corp.                        $  2,739,620
                                                                   ------------
                                                                      2,739,620
                                                                   ------------
                     AGRICULTURE: 3.8%
    125,715          Altria Group, Inc.                               5,192,030
                                                                   ------------
                                                                      5,192,030
                                                                   ------------
                     APPAREL: 1.4%
     35,000          Nike, Inc.                                       1,959,650
                                                                   ------------
                                                                      1,959,650
                                                                   ------------
                     AUTO MANUFACTURERS: 2.0%
    259,400          Ford Motor Co.                                   2,723,700
                                                                   ------------
                                                                      2,723,700
                                                                   ------------
                     BANKS: 5.6%
     50,200          Bank of America Corp.                            3,724,840
     82,500          Wells Fargo & Co.                                3,984,750
                                                                   ------------
                                                                      7,709,590
                                                                   ------------
                     BUILDING MATERIALS: 1.6%
     90,100          Masco Corp.                                      2,216,460
                                                                   ------------
                                                                      2,216,460
                                                                   ------------
                     CHEMICALS: 3.7%
    100,700          Dow Chemical Co.                                 3,202,260
     32,900          Praxair, Inc.                                    1,973,671
                                                                   ------------
                                                                      5,175,931
                                                                   ------------
                     COMPUTERS: 2.1%
    146,074          Hewlett-Packard Co.                              2,848,443
                                                                   ------------
                                                                      2,848,443
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 15.1%
     67,200          Fannie Mae                                       4,972,800
     84,900          Freddie Mac                                      5,077,869
    114,800          JP Morgan Chase & Co.                            3,772,328
     82,500          Merrill Lynch & Co., Inc.                        3,572,250
     75,500          Morgan Stanley                                   3,454,125
                                                                   ------------
                                                                     20,849,372
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 1.9%
     49,300          Emerson Electric Co.                             2,578,390
                                                                   ------------
                                                                      2,578,390
                                                                   ------------
                     ELECTRONICS: 3.3%
    229,000   @@     Koninklijke Philips Electronics NV               4,502,140
                                                                   ------------
                                                                      4,502,140
                                                                   ------------
                     FOOD: 5.3%
     73,700   @@     Nestle SA ADR                                    3,876,620
     57,700   @@     Unilever NV                                      3,375,450
                                                                   ------------
                                                                      7,252,070
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 1.9%
     72,100          International Paper Co.                          2,643,907
                                                                   ------------
                                                                      2,643,907
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.1%
     72,000          Beckman Coulter, Inc.                            2,926,800
                                                                   ------------
                                                                      2,926,800
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.5%
    204,600    @     Tenet Healthcare Corp.                           3,414,774
                                                                   ------------
                                                                      3,414,774
                                                                   ------------
                     INSURANCE: 6.9%
     69,800          American Intl. Group                             4,040,024
     83,000          John Hancock Financial Services, Inc.            2,510,750
    107,700          Metlife, Inc.                                    3,012,369
                                                                   ------------
                                                                      9,563,143
                                                                   ------------
                     MEDIA: 1.4%
     24,600          Gannett Co., Inc.                                1,943,400
                                                                   ------------
                                                                      1,943,400
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 3.4%
    178,500          Honeywell Intl., Inc.                            4,676,700
                                                                   ------------
                                                                      4,676,700
                                                                   ------------
                     OIL & GAS: 13.7%
     72,900          Anadarko Petroleum Corp.                         3,592,512
    109,900   @@     BP PLC ADR                                       4,603,711
     61,500          ChevronTexaco Corp.                              4,362,810
    104,500          Exxon Mobil Corp.                                3,803,800
     56,300   @@     Royal Dutch Petroleum Co.                        2,564,465
                                                                   ------------
                                                                     18,927,298
                                                                   ------------
                     PHARMACEUTICALS: 4.0%
    122,700          Bristol-Myers Squibb Co.                         3,141,120
     43,700          Merck & Co., Inc.                                2,428,846
                                                                   ------------
                                                                      5,569,966
                                                                   ------------
                     RETAIL: 3.2%
     82,300          May Department Stores Co.                        1,785,087
    136,900          McDonald's Corp.                                 2,564,137
                                                                   ------------
                                                                      4,349,224
                                                                   ------------
                     SAVINGS & LOANS: 2.9%
     98,200          Washington Mutual, Inc.                          4,004,596
                                                                   ------------
                                                                      4,004,596
                                                                   ------------
                     TELECOMMUNICATIONS: 4.7%
    118,400          SBC Communications, Inc.                         3,014,464
     91,600          Verizon Communications, Inc.                     3,467,060
                                                                   ------------
                                                                      6,481,524
                                                                   ------------
                     TRANSPORTATION: 2.5%
     53,100          FedEx Corp.                                      3,397,338
                                                                   ------------
                                                                      3,397,338
                                                                   ------------
                     Total Common Stock
                       (Cost $135,939,259)                          133,646,066
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Large Company
Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.0%
               REPURCHASE AGREEMENT: 3.0%
$ 4,169,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,169,393 to be received
                 upon repurchase (Collateralized by $3,405,000
                 U.S. Treasury Bonds, 6.125%, Market Value
                 $4,253,257, due 08/15/29)                         $  4,169,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,169,000)                                    4,169,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $140,108,259)*                    100.0%    $137,815,066
               OTHER ASSETS AND LIABILITIES-NET            0.0           16,586
                                                         -----     ------------
               NET ASSETS                                100.0%    $137,831,652
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  6,106,187
               Gross Unrealized Depreciation                         (8,399,380)
                                                                   ------------
               Net Unrealized Depreciation                         $ (2,293,193)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.9%
                     AEROSPACE/DEFENSE: 2.6%
     89,900          General Dynamics Corp.                        $  6,007,118
                                                                   ------------
                                                                      6,007,118
                                                                   ------------
                     AGRICULTURE: 3.8%
    211,100          Altria Group, Inc.                               8,718,430
                                                                   ------------
                                                                      8,718,430
                                                                   ------------
                     APPAREL: 1.4%
     58,800          Nike, Inc.                                       3,292,212
                                                                   ------------
                                                                      3,292,212
                                                                   ------------
                     AUTO MANUFACTURERS: 2.0%
    435,700          Ford Motor Co.                                   4,574,850
                                                                   ------------
                                                                      4,574,850
                                                                   ------------
                     BANKS: 5.6%
     84,400          Bank of America Corp.                            6,262,480
    138,700          Wells Fargo & Co.                                6,699,210
                                                                   ------------
                                                                     12,961,690
                                                                   ------------
                     BUILDING MATERIALS: 1.6%
    151,500          Masco Corp.                                      3,726,900
                                                                   ------------
                                                                      3,726,900
                                                                   ------------
                     CHEMICALS: 3.9%
    169,100          Dow Chemical Co.                                 5,377,380
     61,100          Praxair, Inc.                                    3,665,389
                                                                   ------------
                                                                      9,042,769
                                                                   ------------
                     COMPUTERS: 3.1%
    370,282          Hewlett-Packard Co.                              7,220,499
                                                                   ------------
                                                                      7,220,499
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 15.0%
    112,800          Fannie Mae                                       8,347,200
    142,700          Freddie Mac                                      8,534,887
    187,700          JP Morgan Chase & Co.                            6,167,822
    127,900          Merrill Lynch & Co., Inc.                        5,538,070
    132,700          Morgan Stanley                                   6,071,025
                                                                   ------------
                                                                     34,659,004
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 2.5%
    110,000          Emerson Electric Co.                             5,753,000
                                                                   ------------
                                                                      5,753,000
                                                                   ------------
                     FOOD: 4.7%
    119,600   @@     Nestle SA ADR                                    6,290,960
     79,600   @@     Unilever NV                                      4,656,600
                                                                   ------------
                                                                     10,947,560
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 1.9%
    121,200    @     International Paper Co.                          4,444,404
                                                                   ------------
                                                                      4,444,404
                                                                   ------------
                     HEALTHCARE-PRODUCTS: 2.3%
    211,700          Baxter Intl., Inc.                               5,364,478
                                                                   ------------
                                                                      5,364,478
                                                                   ------------
                     HEALTHCARE-SERVICES: 2.2%
    298,700          Tenet Healthcare Corp.                           4,985,303
                                                                   ------------
                                                                      4,985,303
                                                                   ------------
                     INSURANCE: 7.2%
    121,300          American Intl. Group                             7,020,844
    181,000          Metlife, Inc.                                    5,062,570
    132,300          Prudential Financial, Inc.                       4,434,696
                                                                   ------------
                                                                     16,518,110
                                                                   ------------
                     MEDIA: 1.6%
     45,400          Gannett Co., Inc.                                3,586,600
                                                                   ------------
                                                                      3,586,600
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 3.9%
    339,400          Honeywell Intl., Inc.                            8,892,280
                                                                   ------------
                                                                      8,892,280
                                                                   ------------
                     OIL & GAS: 13.0%
    129,000          Anadarko Petroleum Corp.                         6,357,120
     89,600          ChevronTexaco Corp.                              6,356,224
    108,000          ConocoPhillips                                   5,828,760
    219,600          Exxon Mobil Corp.                                7,993,440
     90,000    @     Valero Energy Corp.                              3,375,000
                                                                   ------------
                                                                     29,910,544
                                                                   ------------
                     PHARMACEUTICALS: 4.2%
    219,900          Bristol-Myers Squibb Co.                         5,629,440
     73,400          Merck & Co., Inc.                                4,079,572
                                                                   ------------
                                                                      9,709,012
                                                                   ------------
                     RETAIL: 3.4%
    142,400          May Department Stores Co.                        3,088,656
    259,400          McDonald's Corp.                                 4,858,562
                                                                   ------------
                                                                      7,947,218
                                                                   ------------
                     SAVINGS & LOANS: 3.0%
    168,500          Washington Mutual, Inc.                          6,871,430
                                                                   ------------
                                                                      6,871,430
                                                                   ------------
                     SEMICONDUCTORS: 2.7%
    300,000          Intel Corp.                                      6,252,000
                                                                   ------------
                                                                      6,252,000
                                                                   ------------
                     TELECOMMUNICATIONS: 4.9%
    199,000          SBC Communications, Inc.                         5,066,540
    163,000          Verizon Communications, Inc.                     6,169,550
                                                                   ------------
                                                                     11,236,090
                                                                   ------------
                     TRANSPORTATION: 2.4%
     87,000          FedEx Corp.                                      5,566,260
                                                                   ------------
                                                                      5,566,260
                                                                   ------------
                     Total Common Stock
                       (Cost $228,197,344)                          228,187,761
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.9%
               REPURCHASE AGREEMENT: 1.9%
$ 4,312,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $4,312,406 to be received
                 upon repurchase (Collateralized by $2,960,000
                 U.S. Treasury Bond, 8.125%, Market Value
                 $4,402,926, due 08/15/21)                         $  4,312,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $4,312,000)                                    4,312,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $232,509,344)*                    100.8%    $232,499,761
               OTHER ASSETS AND LIABILITIES-NET           (0.8)      (1,745,973)
                                                         -----     ------------
               NET ASSETS                                100.0%    $230,753,788
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $232,815,864. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $ 13,158,509
               Gross Unrealized Depreciation                        (13,474,612)
                                                                   ------------
               Net Unrealized Depreciation                         $   (316,103)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
MidCap Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.3%
                     AGRICULTURE: 8.0%
     51,140          Loews Corp. - Carolina Group                  $  1,286,682
     25,550          R.J. Reynolds Tobacco Holdings, Inc.               871,000
     28,340          UST, Inc.                                        1,000,685
                                                                   ------------
                                                                      3,158,367
                                                                   ------------
                     AIRLINES: 3.3%
     97,780    @     AMR Corp.                                          619,925
     47,300          Delta Air Lines, Inc.                              631,928
                                                                   ------------
                                                                      1,251,853
                                                                   ------------
                     APPAREL: 1.3%
     58,380  @,@@    Tommy Hilfiger Corp.                               496,230
                                                                   ------------
                                                                        496,230
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 5.3%
     72,600          Delphi Corp.                                       640,332
    126,240          Goodyear Tire & Rubber Co.                         823,085
    105,000          Visteon Corp.                                      645,750
                                                                   ------------
                                                                      2,109,167
                                                                   ------------
                     BUILDING MATERIALS: 0.8%
     12,690          York Intl. Corp.                                   328,544
                                                                   ------------
                                                                        328,544
                                                                   ------------
                     CHEMICALS: 4.1%
     33,030          Great Lakes Chemical Corp.                         760,681
     30,970          Sherwin-Williams Co.                               847,959
                                                                   ------------
                                                                      1,608,640
                                                                   ------------
                     COMMERCIAL SERVICES: 1.9%
    185,000    @     Service Corp. Intl.                                769,600
                                                                   ------------
                                                                        769,600
                                                                   ------------
                     COMPUTERS: 7.7%
    252,000    @     Gateway, Inc.                                      841,680
     39,850    @     NCR Corp.                                          999,040
    106,490    @     Unisys Corp.                                     1,202,272
                                                                   ------------
                                                                      3,042,992
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.7%
     61,500          CIT Group, Inc.                                  1,475,385
                                                                   ------------
                                                                      1,475,385
                                                                   ------------
                     ELECTRIC: 8.4%
     43,680          Alliant Energy Corp.                               872,726
     46,550    @     Edison Intl.                                       757,834
    162,000    @     Mirant Corp.                                       560,520
     42,770    @     PG&E Corp.                                         727,090
     70,740    @     Sierra Pacific Resources                           381,996
                                                                   ------------
                                                                      3,300,166
                                                                   ------------
                     ELECTRONICS: 2.5%
    249,000    @     Solectron Corp.                                    996,000
                                                                   ------------
                                                                        996,000
                                                                   ------------
                     FOOD: 8.2%
    113,100    @     Del Monte Foods Co.                              1,031,472
     61,500    @     Smithfield Foods, Inc.                           1,290,885
     97,400          Tyson Foods, Inc.                                  925,300
                                                                   ------------
                                                                      3,247,657
                                                                   ------------
                     HEALTHCARE-SERVICES: 0.1%
    105,000    @     Healthsouth Corp.                                   31,500
                                                                   ------------
                                                                         31,500
                                                                   ------------
                     HOME FURNISHINGS: 2.0%
     32,820          Maytag Corp.                                       802,777
                                                                   ------------
                                                                        802,777
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 2.6%
     37,180    @     American Greetings                                 659,201
     24,110          Tupperware Corp.                                   382,867
                                                                   ------------
                                                                      1,042,068
                                                                   ------------
                     INSURANCE: 10.6%
     20,050    @     Allmerica Financial Corp.                          351,076
      6,060          American National Insurance                        518,978
     32,380    @     CNA Financial Corp.                                786,186
     35,030          Mony Group, Inc.                                   932,148
     32,100          Nationwide Financial Services                    1,035,546
     64,770          Phoenix Cos., Inc.                                 544,716
                                                                   ------------
                                                                      4,168,650
                                                                   ------------
                     IRON/STEEL: 2.2%
     54,450          United States Steel Corp.                          857,588
                                                                   ------------
                                                                        857,588
                                                                   ------------
                     OFFICE/BUSINESS EQUIPMENT: 2.4%
     84,960    @     Xerox Corp.                                        928,613
                                                                   ------------
                                                                        928,613
                                                                   ------------
                     PIPELINES: 2.9%
     66,700          Aquila, Inc.                                       184,759
    112,400          EL Paso Corp.                                      977,880
                                                                   ------------
                                                                      1,162,639
                                                                   ------------
                     RETAIL: 5.7%
     57,000          Dillard's, Inc.                                    761,520
     15,000          May Department Stores Co.                          325,350
    101,190    @     Toys R US, Inc.                                  1,177,852
                                                                   ------------
                                                                      2,264,722
                                                                   ------------
                     SEMICONDUCTORS: 1.9%
     67,400    @     Micron Technology, Inc.                            762,968
                                                                   ------------
                                                                        762,968
                                                                   ------------
                     TELECOMMUNICATIONS: 8.4%
    211,460    @     Avaya, Inc.                                      1,399,865
    360,110    @     Lucent Technologies, Inc.                          795,843
    143,430    @     Tellabs, Inc.                                    1,138,834
                                                                   ------------
                                                                      3,334,542
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 1.3%
     31,180          Hasbro, Inc.                                       499,192
                                                                   ------------
                                                                        499,192
                                                                   ------------
                     Total Common Stock
                       (Cost $45,138,971)                            37,639,860
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
MidCap Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.5%
               REPURCHASE AGREEMENT: 4.5%
$ 1,767,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,767,166 to be received
                 upon repurchase (Collateralized by $1,480,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $1,803,843, due 02/15/26)                         $  1,767,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,767,000)                                    1,767,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $46,905,971)*                      99.8%    $ 39,406,860
               OTHER ASSETS AND LIABILITIES-NET            0.2           70,011
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 39,476,871
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for fi- nancial statement purposes. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  3,053,847
               Gross Unrealized Depreciation                        (10,552,958)
                                                                   ------------
               Net Unrealized Depreciation                         $ (7,499,111)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.0%
                     APPAREL: 7.1%
     40,000    @     Nautica Enterprises, Inc.                     $    422,000
     60,000          Stride Rite Corp.                                  540,000
     81,830  @,@@    Tommy Hilfiger Corp.                               695,555
     89,300    @     Vans, Inc.                                         623,314
                                                                   ------------
                                                                      2,280,869
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 6.6%
     27,600          Cooper Tire & Rubber Co.                           438,564
    176,399          Goodyear Tire & Rubber Co.                       1,150,121
     83,800          Visteon Corp.                                      515,370
                                                                   ------------
                                                                      2,104,055
                                                                   ------------
                     BUILDING MATERIALS: 1.5%
     18,650          York Intl. Corp.                                   482,848
                                                                   ------------
                                                                        482,848
                                                                   ------------
                     CHEMICALS: 8.9%
     22,570    @     Cytec Industries, Inc.                             747,067
     25,600          Great Lakes Chemical Corp.                         589,568
      9,490          Lubrizol Corp.                                     302,731
    118,390          PolyOne Corp.                                      589,582
     56,240          Wellman, Inc.                                      632,700
                                                                   ------------
                                                                      2,861,648
                                                                   ------------
                     COMMERCIAL SERVICES: 5.7%
     34,630          Kelly Services, Inc.                               858,477
    233,510    @     Service Corp. Intl.                                971,402
                                                                   ------------
                                                                      1,829,879
                                                                   ------------
                     COMPUTERS: 2.5%
    234,700    @     Gateway, Inc.                                      783,898
                                                                   ------------
                                                                        783,898
                                                                   ------------
                     ELECTRIC: 1.1%
     66,940    @     Sierra Pacific Resources                           361,476
                                                                   ------------
                                                                        361,476
                                                                   ------------
                     ELECTRICAL EQUIPMENT: 3.8%
     59,850          Belden, Inc.                                       813,960
     32,700    @     Rayovac Corp.                                      411,693
                                                                   ------------
                                                                      1,225,653
                                                                   ------------
                     ELECTRONICS: 4.9%
    104,560    @     Kemet Corp.                                      1,056,056
     87,400    @     Sanmina-SCI Corp.                                  499,928
                                                                   ------------
                                                                      1,555,984
                                                                   ------------
                     FOOD: 4.2%
     56,830    @     Del Monte Foods Co.                                518,290
     18,120          Sensient Technologies Corp.                        410,237
     19,800    @     Smithfield Foods, Inc.                             415,602
                                                                   ------------
                                                                      1,344,129
                                                                   ------------
                     HAND/MACHINE TOOLS: 1.5%
     38,420          Starrett (L.S.) Co.                                491,008
                                                                   ------------
                                                                        491,008
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.1%
     28,400    @     Orthodontic Centers of America                     225,780
     27,940    @     Pacificare Health Systems                        1,080,132
                                                                   ------------
                                                                      1,305,912
                                                                   ------------
                     HOME BUILDERS: 4.0%
    119,190    @     Fleetwood Enterprises, Inc.                        908,228
     81,300    @     National RV Holdings, Inc.                         386,175
                                                                   ------------
                                                                      1,294,403
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 4.2%
     48,320    @     American Greetings                                 856,714
     31,460          Tupperware Corp.                                   499,585
                                                                   ------------
                                                                      1,356,299
                                                                   ------------
                     HOUSEWARES: 1.1%
     10,450          National Presto Industries, Inc.                   337,849
                                                                   ------------
                                                                        337,849
                                                                   ------------
                     INSURANCE: 5.6%
     15,000    @     Allmerica Financial Corp.                          262,650
      3,560          American National Insurance                        304,878
      8,420          Landamerica Financial Group, Inc.                  397,003
     13,500          Mony Group, Inc.                                   359,235
     54,010          Phoenix Cos., Inc.                                 454,224
                                                                   ------------
                                                                      1,777,990
                                                                   ------------
                     IRON/STEEL: 6.0%
    117,480          Ryerson Tull, Inc.                               1,039,698
     56,540          United States Steel Corp.                          890,505
                                                                   ------------
                                                                      1,930,203
                                                                   ------------
                     LEISURE TIME: 2.4%
     78,250    @     K2, Inc.                                           753,548
                                                                   ------------
                                                                        753,548
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 2.1%
     18,060          Tecumseh Products Co.                              666,595
                                                                   ------------
                                                                        666,595
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 4.4%
     23,100          Precision Castparts Corp.                          675,675
    124,620    @     Wolverine Tube, Inc.                               735,258
                                                                   ------------
                                                                      1,410,933
                                                                   ------------
                     MINING: 1.4%
    102,500    @     Stillwater Mining Co.                              438,700
                                                                   ------------
                                                                        438,700
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 2.5%
     45,730          Trinity Industries, Inc.                           791,129
                                                                   ------------
                                                                        791,129
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
    708,470    @     Seitel, Inc.                                       311,727
                                                                   ------------
                                                                        311,727
                                                                   ------------
                     RETAIL: 1.7%
     10,110          Blair Corp.                                        214,332
     24,400          Dillard's, Inc.                                    325,984
                                                                   ------------
                                                                        540,316
                                                                   ------------
                     SOFTWARE: 0.8%
     68,000    @     Midway Games, Inc.                                 240,040
                                                                   ------------
                                                                        240,040
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 6.9%
    190,980    @     Avaya, Inc.                                   $  1,264,287
     62,770    @     Comverse Technology, Inc.                          954,731
                                                                   ------------
                                                                      2,219,018
                                                                   ------------
                     TOYS/GAMES/HOBBIES: 3.0%
     59,290          Hasbro, Inc.                                       949,233
                                                                   ------------
                                                                        949,233
                                                                   ------------
                     Total Common Stock
                       (Cost $35,044,019)                            31,645,342
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.1%
               REPURCHASE AGREEMENT: 1.1%
$   349,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $349,033 to be received
                 upon repurchase (Collateralized by $295,000
                 U.S. Treasury Bonds, 6.000%, Market Value
                 $359,550, due 02/15/26)                           $    349,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $349,000)                                        349,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $35,393,019)*                     100.1%    $ 31,994,342
               OTHER ASSETS AND LIABILITIES-NET           (0.1)         (17,352)
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 31,976,990
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $35,753,868. Net un- realized depreciation consists of:

               Gross Unrealized Appreciation                       $  3,759,747
               Gross Unrealized Depreciation                         (7,519,271)
                                                                   ------------
               Net Unrealized Depreciation                         $ (3,759,526)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 5.6%
                     AEROSPACE/DEFENSE: 0.4%
     85,000    @     Titan Corp.                                   $    738,650
                                                                   ------------
                                                                        738,650
                                                                   ------------
                     FOOD: 0.7%
     27,905    @     Dean Foods Co.                                   1,276,653
                                                                   ------------
                                                                      1,276,653
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.0%
     90,000    @     Community Health Systems, Inc.                   1,874,700
                                                                   ------------
                                                                      1,874,700
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 0.5%
     36,000          General Electric Co.                             1,033,200
                                                                   ------------
                                                                      1,033,200
                                                                   ------------
                     PHARMACEUTICALS: 0.4%
     15,000          Cardinal Health, Inc.                              865,650
                                                                   ------------
                                                                        865,650
                                                                   ------------
                     RETAIL: 0.9%
     60,000          Wendy's International, Inc.                      1,806,600
                                                                   ------------
                                                                      1,806,600
                                                                   ------------
                     SOFTWARE: 0.8%
     10,000    @     Electronic Arts, Inc.                              685,600
    138,600    @     MSC.Software Corp.                                 941,094
                                                                   ------------
                                                                      1,626,694
                                                                   ------------
                     TELECOMMUNICATIONS: 0.9%
     53,000          Qualcomm, Inc.                                   1,779,740
                                                                   ------------
                                                                      1,779,740
                                                                   ------------
                     Total Common Stock
                       (Cost $10,913,959)                            11,001,887
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: 70.1%
                     ADVERTISING: 1.8%
$   992,000    #     Interpublic Group of Cos., Inc., 4.500%,
                       due 03/15/23                                $  1,442,120
  2,000,000          Young & Rubicam, Inc., 3.000%, due 01/15/05      1,987,500
                                                                   ------------
                                                                      3,429,620
                                                                   ------------
                     AGRICULTURE: 0.9%
  1,490,000    #     Bunge Ltd. Finance Corp., 3.750%,
                       due 11/15/22                                   1,709,775
                                                                   ------------
                                                                      1,709,775
                                                                   ------------
                     AIRLINES: 0.5%
    992,000    #     Alaska Air Group, Inc., 3.786%, due 03/21/23     1,046,560
                                                                   ------------
                                                                      1,046,560
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 1.4%
  6,000,000          Lear Corp., 4.890%, due 02/20/22                 2,790,000
                                                                   ------------
                                                                      2,790,000
                                                                   ------------
                     BIOTECHNOLOGY: 4.1%
  3,300,000          Amgen, Inc., 1.250%, due 03/01/32                2,615,250
  5,511,000          Millennium Pharmaceuticals, Inc., 5.500%,
                       due 01/15/07                                   5,283,671
                                                                   ------------
                                                                      7,898,921
                                                                   ------------
                     COMPUTERS: 2.1%
  2,004,000  #,@@    ASML Holding NV, 4.250%, due 11/30/04            2,006,605
  1,000,000   @@     ASML Holding NV, 4.250%, due 11/30/04            1,001,300
    990,000    #     Electronics for Imaging, 1.500%, due 06/01/23      990,000
                                                                   ------------
                                                                      3,997,905
                                                                   ------------
                     DISTRIBUTION/WHOLESALE: 1.8%
  4,000,000          Costco Wholesale Corp., 1.180%, due 08/19/17     3,420,000
                                                                   ------------
                                                                      3,420,000
                                                                   ------------
                     ELECTRIC: 5.8%
  2,000,000          Calpine Corp., 4.000%, due 12/26/06              1,622,500
    495,000    #     Centerpoint Energy, Inc., 3.750%,
                       due 05/15/23                                     561,825
  1,980,000          Duke Energy Corp., 1.750%, due 05/15/23          2,069,100
  4,000,000          Mirant Corp., 2.500%, due 06/15/21               2,900,000
  3,960,000    #     PPL Energy Supply LLC, 2.625%, due 05/15/23      4,123,350
                                                                   ------------
                                                                     11,276,775
                                                                   ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.6%
    990,000    #     Wilson Greatbatch Technologies, Inc., 2.250%,
                       due 06/15/13                                   1,154,588
                                                                   ------------
                                                                      1,154,588
                                                                   ------------
                     FOOD: 3.9%
  4,470,000    #     General Mills, Inc., 2.000%, due 10/28/22        3,263,100
  4,000,000  S,@@    Koninklijke Ahold NV, 3.000%, due 09/30/03       2,054,098
  1,000,000   @@     Koninklijke Numico BV, 4.250%, due 06/26/05      1,040,539
  1,000,000   @@     Numico NV, 1.500%, due 09/22/04                  1,189,271
                                                                   ------------
                                                                      7,547,008
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.2%
  3,000,000          Laboratory Corp. of America Holdings, 2.000%,
                       due 09/11/21                                   2,156,250
  2,000,000          Quest Diagnostics, 1.750%, due 11/30/21          2,115,000
  6,000,000          Universal Health Services, Inc., 0.426%,
                       due 06/23/20                                   3,832,500
                                                                   ------------
                                                                      8,103,750
                                                                   ------------
                     INSURANCE: 0.9%
  1,970,000    #     AmerUs Group Co., 2.000%, due 03/06/32           1,738,525
                                                                   ------------
                                                                      1,738,525
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     LODGING: 2.5%
$15,000,000   @@     Four Seasons Hotels, Inc., 4.500%,
                       due 09/23/29                                $  4,875,000
                                                                   ------------
                                                                      4,875,000
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 0.6%
  1,000,000          Briggs & Stratton, 5.000%, due 05/15/06          1,136,250
                                                                   ------------
                                                                      1,136,250
                                                                   ------------
                     MEDIA: 3.1%
  2,000,000          America Online, Inc., 3.000%, due 12/06/19       1,215,000
  3,500,000          EchoStar Communications Corp., 4.875%,
                       due 01/01/07                                   3,574,375
    495,000    #     Sinclair Broadcast Group, Inc., 4.875%,
                       due 07/15/18                                     517,894
    495,000          Sirius Satellite Radio, Inc., 3.500%,
                       due 06/01/08                                     650,925
                                                                   ------------
                                                                      5,958,194
                                                                   ------------
                     METAL FABRICATE/HARDWARE: 0.3%
    919,000          Shaw Group, Inc., 2.270%, due 05/01/21             590,458
                                                                   ------------
                                                                       590,458
                                                                   ------------
                     MINING: 1.5%
  1,500,000   @@     Inco Ltd., 3.250%, due 03/29/21                  1,021,875
  1,985,000  #,@@    Inco Ltd., 1.000%, due 03/14/23                  1,826,200
                                                                   ------------
                                                                      2,848,075
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.1%
  1,985,000  #,@@    Tyco International Group SA, 2.750%,
                       due 01/15/18                                   2,131,394
                                                                   ------------
                                                                      2,131,394
                                                                   ------------
                     OIL & GAS: 7.6%
  3,498,000          Devon Energy Corp., 4.900%, due 08/15/08         3,576,705
  2,500,000          Kerr-McGee Corp., 5.250%, due 02/15/10           2,750,000
  2,165,000          Nabors Industries, Inc., 2.530%, due 02/05/21    1,434,313
  2,100,000          Parker Drilling Co., 5.500%, due 08/01/04        2,047,500
  1,985,000    #     Pride Intl., Inc., 3.250%, due 05/01/33          2,257,938
  3,000,000   @@     Transocean, Inc., 1.500%, due 05/15/21           2,932,500
                                                                   ------------
                                                                     14,998,956
                                                                   ------------
                     OIL & GAS SERVICES: 1.0%
  1,975,000          Cooper Cameron Corp., 1.750%, due 05/17/21       2,014,500
                                                                   ------------
                                                                      2,014,500
                                                                   ------------
                     PHARMACEUTICALS: 5.0%
  3,000,000          Alza Corp., 3.000%, due 07/28/20                 2,287,500
  2,000,000    #     Celgene Corp., 1.750%, due 06/01/08              2,060,000
  2,000,000          Cephalon, Inc., 2.500%, due 12/15/06             1,922,500
  1,000,000          Cephalon, Inc., 5.250%, due 05/01/06             1,041,250
  1,985,000    #     Watson Pharmaceuticals, Inc., 1.750%,
                       due 03/15/23                                   2,317,488
                                                                   ------------
                                                                      9,628,738
                                                                   ------------
                     RETAIL: 2.1%
  6,000,000          Duane Reade, Inc., 2.148%, due 04/16/22          3,075,000
    990,000    #     Triarc Cos., 5.000%, due 05/15/23                1,054,350
                                                                   ------------
                                                                      4,129,350
                                                                   ------------
                     SEMICONDUCTORS: 7.0%
  3,000,000          Advanced Micro Devices, Inc., 4.750%,
                       due 02/01/22                                   2,313,750
  2,000,000          Analog Devices, Inc., 4.750%, due 10/01/05       2,045,000
  2,475,000  #,@@    ASM International NV, 5.250%, due 05/15/10       2,666,812
  3,000,000   @@     Chartered Semiconductor Manufacturing Ltd.,
                       2.500%, due 04/02/06                           3,078,750
  1,000,000    #     Cypress Semiconductor Corp., 1.250%,
                       due 06/15/08                                   1,016,250
  1,985,000    #     Micron Technology, Inc., 2.500%, due 02/01/10    2,391,925
                                                                   ------------
                                                                     13,512,487
                                                                   ------------
                     SOFTWARE: 3.2%
  3,500,000          BEA Systems, Inc., 4.000%, due 12/15/06          3,355,625
  2,500,000          First Data Corp., 2.000%, due 03/01/08           2,856,250
                                                                   ------------
                                                                      6,211,875
                                                                   ------------
                     TELECOMMUNICATIONS: 7.1%
  1,980,000          Lucent Technologies, Inc., 2.750%,
                       due 06/15/23                                   1,980,000
  2,000,000          Nextel Communications, Inc., 6.000%,
                       due 06/01/11                                   2,100,000
  3,000,000    #     Nextel Partners, Inc., 1.500%, due 11/15/08      3,052,500
  2,000,000          Tekelec, 3.250%, due 11/02/04                    1,925,000
  3,980,000          US Cellular Corp., 6.000%, due 06/15/15          1,805,925
  1,985,000    #     Utstarcom, Inc., 0.875%, due 03/01/08            2,863,363
                                                                   ------------
                                                                     13,726,788
                                                                   ------------
                     Total Convertible Bonds
                       (Cost $127,437,480)                          135,875,492
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 1.6%
                     ENGINEERING & CONSTRUCTION: 1.1%
  1,980,000    #     Massey Energy Co., 4.750%, due 05/15/23       $  2,093,850
                                                                   ------------
                                                                      2,093,850
                                                                   ------------
                     INSURANCE: 0.5%
  1,000,000          American Intl. Group, 0.500%, due 05/15/07         957,500
                                                                   ------------
                                                                        957,500
                                                                   ------------
                     Total Corporate Bonds
                       (Cost $2,913,033)                              3,051,350
                                                                   ------------
MUTUAL FUNDS: 3.0%
                     EQUITY FUND: 3.0%
     60,000          SPDR Trust Series 1                              5,817,000
                                                                   ------------
                                                                      5,817,000
                                                                   ------------
                     Total Mutual Funds
                       (Cost $5,309,940)                              5,817,000
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 17.5%
                     AUTO MANUFACTURERS: 2.4%
     55,000    @     Ford Motor Co Capital Trust II                $  2,462,350
     85,000          General Motors Corp.                             2,113,950
                                                                   ------------
                                                                      4,576,300
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.0%
     88,300    @     Gabelli Asset Management, Inc.                   1,951,430
                                                                   ------------
                                                                      1,951,430
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 1.1%
     34,700    @     Allied Waste Industries, Inc.                    2,047,300
                                                                   ------------
                                                                      2,047,300
                                                                   ------------
                     FOOD: 0.7%
     23,164    @     Suiza Capital Trust II                           1,331,930
                                                                   ------------
                                                                      1,331,930
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 0.6%
     25,000          International Paper Capital                      1,237,500
                                                                   ------------
                                                                      1,237,500
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.2%
     25,000    @     Anthem, Inc.                                     2,232,500
                                                                   ------------
                                                                      2,232,500
                                                                   ------------
                     INSURANCE: 5.9%
     79,000          Hartford Financial Services Group, Inc.          4,105,584
     20,000          Prudential Financial, Inc.                       1,118,000
     62,000          Reinsurance Group of America                     3,357,300
    118,000          Travelers Property Casualty Corp.                2,944,100
                                                                   ------------
                                                                     11,524,984
                                                                   ------------
                     MEDIA: 1.1%
     19,850    #     News Corp. Finance Trust II                      2,123,950
                                                                   ------------
                                                                      2,123,950
                                                                   ------------
                     OIL & GAS: 0.2%
      4,960    #     Chesapeake Energy Corp.                            323,640
                                                                   ------------
                                                                        323,640
                                                                   ------------
                     OIL & GAS SERVICES: 1.5%
     57,005    @@    Weatherford Intl. Ltd.                           2,992,762
                                                                   ------------
                                                                      2,992,762
                                                                   ------------
                     SAVINGS & LOANS: 1.0%
     33,000          Washington Mutual, Inc.                          1,930,500
                                                                   ------------
                                                                      1,930,500
                                                                   ------------
                     TELECOMMUNICATIONS: 0.5%
     10,000    @     Lucent Technologies, Inc.                        1,038,800
          1   @,X    WinStar Communications, Inc., Series A                  --
     51,931   @,X    WinStar Communications, Inc., Series D                  --
                                                                   ------------
                                                                      1,038,800
                                                                   ------------
                     TRANSPORTATION: 0.3%
        990    #     Kansas City Southern                               523,586
                                                                   ------------
                                                                        523,586
                                                                   ------------
                     Total Preferred Stock
                       (Cost $33,346,008)                            33,835,182
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $179,920,420)                          189,580,911
                                                                   ------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.9%
               REPURCHASE AGREEMENT: 0.9%
$ 1,761,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $1,761,166 to be received
                 upon repurchase (Collateralized by $1,605,000
                 U.S. Treasury Bond, 5.250%, Market Value
                 $1,799,606, due 02/15/26)                         $  1,761,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $1,761,000)                                    1,761,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $181,681,420)*                     98.7%    $191,341,911
               OTHER ASSETS AND LIABILITIES-NET            1.3%       2,472,134
                                                         -----     ------------
               NET ASSETS                                100.0%    $193,814,045
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
* Cost for federal income tax purposes is $181,801,809. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 16,580,703
               Gross Unrealized Depreciation                         (7,040,601)
                                                                   ------------
               Net Unrealized Appreciation                         $  9,540,102
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 53.8%
                     AEROSPACE/DEFENSE: 0.6%
      6,500          General Dynamics Corp.                        $    434,330
                                                                   ------------
                                                                        434,330
                                                                   ------------
                     BANKS: 2.2%
     10,700          Bank of America Corp.                              793,940
     16,700          Wells Fargo & Co.                                  806,610
                                                                   ------------
                                                                      1,600,550
                                                                   ------------
                     COMMERCIAL SERVICES: 0.6%
     26,700    @     Cendant Corp.                                      448,560
                                                                   ------------
                                                                        448,560
                                                                   ------------
                     COMPUTERS: 1.8%
     41,800    @     EMC Corp.                                          452,276
     43,984          Hewlett-Packard Co.                                857,688
                                                                   ------------
                                                                      1,309,964
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 0.9%
     12,700          Kimberly-Clark Corp.                               659,511
                                                                   ------------
                                                                        659,511
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.3%
     35,100          Citigroup, Inc.                                  1,439,802
      5,300          Goldman Sachs Group, Inc.                          431,950
     13,200          JP Morgan Chase & Co.                              433,752
     16,800          Morgan Stanley                                     768,600
                                                                   ------------
                                                                      3,074,104
                                                                   ------------
                     ELECTRIC: 0.9%
     96,500    @     Reliant Resources, Inc.                            646,550
                                                                   ------------
                                                                        646,550
                                                                   ------------
                     ELECTRICAL COMPONENT & EQUIPMENT: 0.9%
     12,700          Emerson Electric Co.                               664,210
                                                                   ------------
                                                                        664,210
                                                                   ------------
                     FOOD: 0.5%
     19,000          Sara Lee Corp.                                     346,180
                                                                   ------------
                                                                        346,180
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 0.7%
     12,600          Bowater, Inc.                                      493,794
                                                                   ------------
                                                                        493,794
                                                                   ------------
                     HEALTHCARE-SERVICES: 1.3%
     11,000    @     WellPoint Health Networks                          938,740
                                                                   ------------
                                                                        938,740
                                                                   ------------
                     INSURANCE: 7.7%
      8,000          American Intl. Group                               463,040
     10,100          Chubb Corp.                                        646,703
     16,900          Cigna Corp.                                        948,090
     20,800          Hartford Financial Services Group, Inc.            970,112
     19,500          Loews Corp.                                        937,950
     16,000          St. Paul Cos.                                      585,280
     60,450          Travelers Property Casualty Corp.                  987,149
                                                                   ------------
                                                                      5,538,324
                                                                   ------------
                     MEDIA: 3.2%
     38,400    @     AOL Time Warner, Inc.                              584,448
     22,300    @     Comcast Corp.                                      671,453
     13,300    @     Viacom, Inc.                                       605,416
     21,200          Walt Disney Co.                                    416,580
                                                                   ------------
                                                                      2,277,897
                                                                   ------------
                     MINING: 2.3%
     47,900          Alcoa, Inc.                                      1,178,819
     23,600          Freeport-McMoRan Copper & Gold, Inc.               518,020
                                                                   ------------
                                                                      1,696,839
                                                                   ------------
                     MISCELLANEOUS MANUFACTURING: 1.7%
     29,500          Honeywell Intl., Inc.                              772,900
     24,100   @@     Tyco International Ltd.                            426,570
                                                                   ------------
                                                                      1,199,470
                                                                   ------------
                     OIL & GAS: 6.9%
      8,400          Amerada Hess Corp.                                 411,600
     16,700          Anadarko Petroleum Corp.                           822,976
     12,668          Apache Corp.                                       835,075
      7,900          ChevronTexaco Corp.                                560,426
     12,800          ConocoPhillips                                     690,816
     11,300          Kerr-McGee Corp.                                   537,654
     14,700   @@     Royal Dutch Petroleum Co.                          669,585
     20,400    @     Transocean, Inc.                                   476,748
                                                                   ------------
                                                                      5,004,880
                                                                   ------------
                     OIL & GAS SERVICES: 0.7%
     22,600          Halliburton Co.                                    539,462
                                                                   ------------
                                                                        539,462
                                                                   ------------
                     PHARMACEUTICALS: 3.8%
      7,500    @     Barr Laboratories, Inc.                            395,625
     24,600    @     King Pharmaceuticals, Inc.                         352,026
     37,275          Pfizer, Inc.                                     1,156,271
     18,400          Wyeth                                              806,840
                                                                   ------------
                                                                      2,710,762
                                                                   ------------
                     PIPELINES: 0.6%
     52,700          EL Paso Corp.                                      458,490
                                                                   ------------
                                                                        458,490
                                                                   ------------
                     RETAIL: 4.5%
     24,200          CVS Corp.                                          631,620
     20,100    @     Federated Department Stores                        653,250
     19,000          Home Depot, Inc.                                   617,310
     48,000          McDonald's Corp.                                   899,040
     14,600          Sears Roebuck and Co.                              437,708
                                                                   ------------
                                                                      3,238,928
                                                                   ------------
                     SAVINGS & LOANS: 1.1%
     20,000          Washington Mutual, Inc.                            815,600
                                                                   ------------
                                                                        815,600
                                                                   ------------
                     SEMICONDUCTORS: 0.7%
     69,300    @     Advanced Micro Devices, Inc.                       504,504
                                                                   ------------
                                                                        504,504
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 5.9%
     56,900    @     3Com Corp.                                    $    278,810
     65,000    @     AT&T Wireless Services, Inc.                       505,050
    175,200    @     Lucent Technologies, Inc.                          387,192
     25,100          SBC Communications, Inc.                           639,046
    170,000    @     Tellabs, Inc.                                    1,349,800
     29,848          Verizon Communications, Inc.                     1,129,747
                                                                   ------------
                                                                      4,289,645
                                                                   ------------
                     Total Common Stock
                       (Cost $42,184,668)                            38,891,294
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.0%
                     TELECOMMUNICATIONS: 0.0%
$ 2,000,000  #,X,@   SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                $         --
                                                                   ------------
                                                                             --
                                                                   ------------
                     Total Convertible Bonds
                       (Cost $2,000,000)                                     --
                                                                   ------------
CORPORATE BONDS: 20.9%
                     AGRICULTURE: 0.1%
     40,000    #     Bunge Ltd. Finance Corp., 5.875%,
                       due 05/15/13                                      41,219
                                                                   ------------
                                                                         41,219
                                                                   ------------
                     CHEMICALS: 0.8%
    500,000          Dow Chemical Co., 5.750%, due 12/15/08             551,146
                                                                   ------------
                                                                        551,146
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.1%
    500,000          Boeing Capital Corp., 7.100%, due 09/27/05         552,290
    550,000          General Motors Acceptance Corp., 6.125%,
                       due 09/15/06                                     577,143
    900,000    #     Goldman Sachs Group LP, 6.625%, due 12/01/04       968,760
    120,000  #,@@    PF Export Receivables Master Trust, 3.748%,
                       due 06/01/13                                     122,315
                                                                   ------------
                                                                      2,220,508
                                                                   ------------
                     ELECTRIC: 3.1%
    450,000    @@    Empresa Nacional de Electricidad SA/Chile,
                       8.500%, due 04/01/09                             473,439
    450,000          Exelon Corp., 6.750%, due 05/01/11                 528,105
     90,000          Nisource Finance Corp., 6.150%, due 03/01/13        96,653
    500,000          Progress Energy, Inc., 6.750%, due 03/01/06        556,030
    500,000    @@    Tenaga Nasional BHD, 7.625%, due 04/01/11          590,479
                                                                   ------------
                                                                      2,244,706
                                                                   ------------
                     FOOD: 0.9%
    450,000          ConAgra Foods, Inc., 9.750%, due 03/01/21          648,143
                                                                   ------------
                                                                        648,143
                                                                   ------------
                     INSURANCE: 0.1%
     90,000    #     Zurich Capital Trust I, 8.376%, due 06/01/37        98,672
                                                                   ------------
                                                                         98,672
                                                                   ------------
                     IRON/STEEL: 0.1%
     50,000          Armco, Inc., 9.000%, due 09/15/07                   45,250
                                                                   ------------
                                                                         45,250
                                                                   ------------
                     MEDIA: 1.8%
     40,000          AMFM, Inc., 8.000%, due 11/01/08                    47,307
    500,000          AOL Time Warner, Inc., 5.625%, due 05/01/05        529,746
    400,000          Comcast Corp., 10.625%, due 07/15/12               523,400
    100,000          Mediacom Broadband LLC, 11.000%, due 07/15/13      110,500
     70,000          Time Warner, Inc., 6.950%, due 01/15/28             75,628
                                                                   ------------
                                                                      1,286,581
                                                                   ------------
                     MULTI-NATIONAL: 0.1%
    100,000    @@    Corp. Andina de Fomento CAF, 5.200%,
                       due 05/21/13                                     101,867
                                                                   ------------
                                                                        101,867
                                                                   ------------
                     OIL & GAS: 1.7%
    400,000          Conoco, Inc., 5.900%, due 04/15/04                 415,094
     90,000    #     Enterprise Products Partners LP, 6.875%,
                       due 03/01/33                                     102,986
    120,000    @@    Husky Oil Co., 8.900%, due 08/15/28                135,300
    500,000          Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     553,750
                                                                   ------------
                                                                      1,207,130
                                                                   ------------
                     PIPELINES: 0.8%
    130,000          CenterPoint Energy Resources Corp., 8.125%,
                       due 07/15/05                                     140,852
    400,000          Kinder Morgan, Inc., 6.500%, due 09/01/12          461,053
                                                                   ------------
                                                                        601,905
                                                                   ------------
                     SOVEREIGN: 5.0%
  1,000,000    @@    Canadian Government Bond, 4.500%,
                       due 09/01/07                                     754,170
    615,705    @@    Federal Republic of Brazil, 8.000%,
                       due 04/15/14                                     548,047
  1,000,000    @@    German Government Bond, 4.500%,
                       due 08/17/07                                   1,255,706
    500,000    @@    Mexican Government Bond, 6.375%, due 01/16/13      539,250
    500,000    @@    Turkish Government Bond 11.000%, due 01/14/13      513,750
                                                                   ------------
                                                                      3,610,923
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 3.3%
$   500,000          AT&T Wireless Services, Inc., 8.125%,
                       due 05/01/12                                $    608,293
    500,000          Citizens Communications Co., 7.450%,
                       due 01/15/04                                     516,561
    500,000    @@    France Telecom, 10.000%, due 03/01/31              689,305
    500,000          Sprint Capital Corp., 8.375%, due 03/15/12         584,838
    500,000   @ X    WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                         100
                                                                   ------------
                                                                      2,399,097
                                                                   ------------
                     Total Corporate Bonds
                       (Cost $13,886,081)                            15,057,147
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 3.5%
                     U.S. TREASURY BOND: 1.9%
  1,225,000    S     5.375%, due 02/15/31                             1,423,680
                                                                   ------------
                                                                      1,423,680
                                                                   ------------
                     U.S. TREASURY NOTES: 1.6%
    505,000    S     1.625%, due 04/30/05                               508,294
    150,000          2.625%, due 05/15/08                               152,496
    500,000    S     3.625%, due 05/15/13                               511,602
                                                                   ------------
                                                                      1,172,392
                                                                   ------------
                     Total U.S. Treasury Obligations
                       (Cost $2,532,735)                              2,596,072
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.1%
                     FEDERAL HOME LOAN BANK: 0.7%
    500,000          4.500%, due 11/15/12                               535,419
                                                                   ------------
                                                                        535,419
                                                                   ------------
                     FEDERAL HOME LOAN MORTGAGE ASSOCIATION: 2.7%
    459,925          5.500%, due 01/01/14                               478,810
    225,091          6.000%, due 04/01/14                               234,212
    635,558          6.500%, due 12/01/31                               661,377
    531,920          7.000%, due 06/01/29                               558,417
                                                                   ------------
                                                                      1,932,816
                                                                   ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.9%
    500,000          5.000%, due 12/31/99                               511,094
  1,162,998          6.000%, due 01/01/32                             1,208,907
    584,088          6.000%, due 02/01/32                               607,167
  1,700,000          6.000%, due 12/31/99                             1,761,095
    682,775          6.500%, due 06/01/14                               717,870
    103,257          6.500%, due 08/01/15                               108,502
    373,661          6.500%, due 12/01/31                               389,549
    830,789          7.000%, due 03/01/15                               885,339
    131,488          7.500%, due 09/01/30                               139,827
     79,227          8.000%, due 08/01/30                                85,726
                                                                   ------------
                                                                      6,415,076
                                                                   ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.8%
  1,498,412          6.500%, due 06/15/29                             1,573,324
    229,147          7.500%, due 11/15/29                               243,852
    177,250          8.000%, due 07/15/30                               191,671
                                                                   ------------
                                                                      2,008,847
                                                                   ------------
                     Total U.S. Government Agency Obligations
                       (Cost $10,330,789)                            10,892,158
                                                                   ------------
OTHER ASSET-BACKED SECURITIES: 0.9%
                     DIVERSIFIED FINANCIAL SERVICES: 0.1%
     60,000  #, @@   PF Export Receivables Master Trust                  60,600
                                                                   ------------
                                                                         60,600
                                                                   ------------
                     HOME EQUITY ABS: 0.8%
    534,951          Emergent Home Equity Loan Trust                    577,068
                                                                   ------------
                                                                        577,068
                                                                   ------------
                     Total Other Asset Backed Securities
                       (Cost $576,043)                                  637,668
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
MUTUAL FUNDS: 1.5%
                     MUTUAL FUND: 1.5%
    128,416    B     ING High Yield Bond Fund                         1,087,687
                                                                   ------------
                     Total Mutual Funds
                       (Cost $1,080,920)                              1,087,687
                                                                   ------------
PREFERRED STOCK: 1.6%
                     DIVERSIFIED FINANCIAL SERVICES: 1.6%
     33,800          Alliance Capital
                     Management Holding LP                            1,183,000
                                                                   ------------
                                                                      1,183,000
                                                                   ------------
                     TELECOMMUNICATIONS: 0.0%
         10    @     XO Communications, Inc.                                 --
                                                                   ------------
                                                                             --
                                                                   ------------
                     Total Preferred Stock
                       (Cost $1,115,320)                              1,183,000
                                                                   ------------
Number of
Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                     BUILDING MATERIALS: 0.0%
        400  # @ X   Dayton Superior Corp.                                    4
                     Food/Beverage: 0.0%
        370   @ X    North Atlantic Trading Co.                              --
                     Telecommunications: 0.0%
        500   @ X    Iridium World Communications, Inc.                       5
                                                                   ------------
                     Total Warrants
                       (Cost $57,953)                                         9
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $73,764,509)                          $ 70,345,035
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Equity and Bond
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Pricipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.3%
               Repurchase Agreements: 5.3%
$ 3,847,000    State Street Repurchase Agreement dated 05/30/03,
                 1.130%, due 06/02/03, $3,847,362 to be received
                 upon repurchase (Collateralized by $ 3,225,000
                 U.S. Treasury Bond, 6.000%, Market Value
                 $3,930,672, due 02/15/26)                         $  3,847,000
                                                                   ------------
               Total Short-Term Investments
                 (Cost $3,847,000)                                    3,847,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $77,611,509)*                     102.6%    $ 74,192,035
               OTHER ASSETS AND LIABILITIES-NET           (2.6)%     (1,909,679)
                                                         -----     ------------
               NET ASSETS                                100.0%    $ 72,282,356
                                                         =====     ============

@    Non-income producing security
@@   Foreign Issuer
B    Represents investments in an affiliated fund.
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
* Cost for federal income tax purposes is $77,635,027. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                       $  4,818,824
               Gross Unrealized Depreciation                         (8,261,817)
                                                                   ------------
               Net Unrealized Depreciation                         $ (3,442,993)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Real Estate
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 5.1%
                     HOME BUILDERS: 1.0%
      9,600          Lennar Corp.                                   $   643,680
     22,000   @      Toll Brothers, Inc.                                638,660
                                                                   ------------
                                                                      1,282,340
                                                                   ------------
                     LODGING: 4.1%
    232,800          Hilton Hotels Corp.                              3,226,608
     66,100          Starwood Hotels & Resorts Worldwide, Inc.        1,915,578
                                                                   ------------
                                                                      5,142,186
                                                                   ------------
                     Total Common Stock
                       (Cost $5,962,013)                              6,424,526
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS: 91.7%
                     APARTMENTS: 16.7%
     23,500          Archstone-Smith Trust                              558,360
    168,300          Camden Property Trust                            5,846,742
    162,700          Equity Residential                               4,308,296
    107,500          Gables Residential Trust                         3,170,175
    104,300          Home Properties of NY, Inc.                      3,744,370
    210,100          United Dominion Realty Trust, Inc.               3,592,710
                                                                   ------------
                                                                     21,220,653
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 13.7%
     76,200          Colonial Properties Trust                        2,667,000
    155,100          iStar Financial, Inc.                            5,118,300
    151,161          Keystone Property Trust                          3,204,072
    193,900          Liberty Property Trust                           6,451,053
                                                                   ------------
                                                                     17,440,425
                                                                   ------------
                     HEALTH CARE: 4.5%
     88,500          Health Care REIT, Inc.                           2,633,760
    213,600          Ventas, Inc.                                     3,022,440
                                                                   ------------
                                                                      5,656,200
                                                                   ------------
                     HOTELS: 0.8%
    107,400    @     Host Marriott Corp.                                966,600
                                                                   ------------
                                                                        966,600
                                                                   ------------
                     OFFICE PROPERTY: 27.4%
    221,500          Arden Realty, Inc.                               5,725,775
     78,500          Boston Properties, Inc.                          3,290,720
    108,100          Brandywine Realty Trust                          2,564,132
    135,700          CarrAmerica Realty Corp.                         3,769,746
    119,700          Corporate Office Properties Trust                1,900,836
    174,679          Equity Office Properties Trust                   4,700,612
    169,900          Mack-Cali Realty Corp.                           5,839,463
    174,200          Prentiss Properties Trust                        5,027,412
    182,200          Trizec Properties, Inc.                          1,991,446
                                                                   ------------
                                                                     34,810,142
                                                                   ------------
                     REGIONAL MALLS: 13.4%
     83,700          CBL & Associates Properties, Inc.                3,629,232
     43,000          General Growth Properties, Inc.                  2,521,950
    168,500          Macerich Co.                                     5,813,250
    133,828          Simon Property Group, Inc.                       5,034,609
                                                                   ------------
                                                                     16,999,041
                                                                   ------------
                     SHOPPING CENTERS: 8.5%
    159,000          Developers Diversified Realty Corp.              4,488,570
    160,500          Heritage Property Investment Trust               4,429,800
     55,500          Regency Centers Corp.                            1,885,890
                                                                   ------------
                                                                     10,804,260
                                                                   ------------
                     WAREHOUSE: 6.7%
    150,400          Duke Realty Corp.                                4,268,352
    159,600          Prologis                                         4,291,644
                                                                   ------------
                                                                      8,559,996
                                                                   ------------
                     Total Real Estate Investment Trusts
                       (Cost $98,600,164)                           116,457,317
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $104,562,177)                          122,881,843
                                                                   ------------
rincipal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.9%
               REPURCHASE AGREEMENT: 2.9%
$ 3,723,531    State Street Repurchase Agreement, 1.250%, due
                 06/02/03, $3,723,919 to be received upon
                 repurchase (Collateralized by $3,610,000 FNMA,
                 4.625%, Market Value $3,801,214, due 08/13/04)    $  3,723,531
                                                                   ------------
               Total Short-Term Investments
                 (Cost $3,723,531)                                    3,723,531
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $108,285,708)*                     99.7%    $126,605,374
               OTHER ASSETS AND LIABILITIES-NET            0.3          327,762
                                                         -----     ------------
               NET ASSETS                                100.0%    $126,933,136
                                                         =====     ============

@    Non-income producing security
* Approximate cost for federal income tax purposes is $108,191,252. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 18,782,423
               Gross Unrealized Depreciation                           (368,299)
                                                                   ------------
               Net Unrealized Appreciation                         $ 18,414,124
                                                                   ============


                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail Funds) and Variable Products held May 29, 2003, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1. To approve a Sub-Advisory Agreement for each of the ING LargeCap Growth Fund and ING VP LargeCap Growth Portfolio, between ING Investments, LLC and Wellington Management Company, LLP with no change in the Adviser or the overall management fee paid by each Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                       SHARES VOTED
                                           SHARES       AGAINST OR       SHARES       BROKER         TOTAL
                            PROPOSAL     VOTED FOR       WITHHELD      ABSTAINED     NON-VOTE     SHARES VOTED
                            --------     ---------       --------      ---------     --------     ------------
ING LargeCap Growth Fund        1        7,092,546         90,270         98,647        --          7,281,463
ING LargeCap Growth Fund        2        6,494,145        644,779        142,539        --          7,281,463

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2003 were as follows:

FUND NAME               TYPE     PER SHARE AMOUNT
---------               ----     ----------------
Large Company Value
  Class A               NII         $  0.0333
  Class Q               NII         $  0.0418
MagnaCap
  Class A               NII         $  0.0279
  Class Q               NII         $  0.0450
MidCap Value
  Class A               NII         $  0.0362
  Class B               NII         $  0.0081
  Class C               NII         $  0.0074
  Class I               NII         $  0.0742
  Class Q               NII         $  0.0629
  All Classes          STCG         $  0.1081
SmallCap Value
  Class A               NII         $  0.0386
  Class B               NII         $  0.0003
  Class C               NII         $  0.0082
  Class I               NII         $  0.0794
  All Classes          STCG         $  0.0853
Convertible
  Class A               NII         $  0.3123
  Class B               NII         $  0.2222
  Class C               NII         $  0.2327
  Class Q               NII         $  0.3412
Equity and Bond
  Class A               NII         $  0.2460
  Class B               NII         $  0.1767
  Class C               NII         $  0.1948
  Class Q               NII         $  0.2515
  Class T               NII         $  0.2078
Real Estate
  Class A               NII         $  0.1992
  Class B               NII         $  0.1650
  Class C               NII         $  0.0814
  Class I               NII         $  0.2028

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal periods ended May 31, 2003, the following percentages qualify for the dividends received deductions available to corporate shareholders; 100.00%, 100.00%, 100.00%, 18.27%, 14.04%,
58.48% and 57.24% for the ING Large Company Value Fund, ING MagnaCap Value Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund, and ING Equity and Bond Fund, respectively.

For the fiscal periods ended May 31, 2003, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals; 13.30%, and 12.75% for the ING Convertible Fund, and ING Equity and Bond Fund, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under Generally Accepted Accounting Principles (book purposes) and Internal Revenue Service (tax purposes).

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN            OTHER
                                POSITION(S)  LENGTH OF       OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE               OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS           BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------           ----------            -------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                Trustee    October      Mr. Doherty is                    106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       President and Partner,                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Doherty, Wallace,                            Present).
Born: 1934                                                Pillsbury and Murphy,
                                                          P.C., Attorneys (1996 -
                                                          Present); Director,
                                                          Tambrands, Inc. (1993 -
                                                          1998); and Trustee of
                                                          each of the funds
                                                          managed by Northstar
                                                          Investment
                                                          Management
                                                          Corporation (1993 -
                                                          1999).

J. Michael Earley(3)              Trustee    February     President and Chief               106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Executive Officer,                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Bankers Trust Company,
Born: 1945                                                N.A. (1992 - Present).

R. Barbara Gitenstein(2)          Trustee    February     President, College of             106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       New Jersey (1999 -                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Present). Formerly,
Born: 1948                                                Executive Vice
                                                          President and Provost,
                                                          Drake University (1992
                                                          - 1998).

Walter H. May(2)                  Trustee    October      Retired. Formerly,                106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Managing Director and                        (February 2002 -
Scottsdale, Arizona 85258                    Present      Director of Marketing,                       Present) and Best Prep
Born: 1936                                                Piper Jaffray, Inc.;                         Charity (1991 -
                                                          Trustee of each of the                       Present).
                                                          funds managed by
                                                          Northstar Investment
                                                          Management
                                                          Corporation (1996 -
                                                          1999).

Jock Patton(2)                    Trustee    August       Private Investor (June            106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1995 -       1997 - Present).                             (February 2002 -
Scottsdale, Arizona 85258                    Present      Formerly, Director and                       Present); Director,
Born: 1945                                                Chief Executive Officer,                     Hypercom, Inc. (January
                                                          Rainbow Multimedia                           1999 - Present); JDA
                                                          Group, Inc. (January                         Software Group, Inc.
                                                          1999 - December 2001);                       (January 1999 -
                                                          Director of Stuart                           Present); Buick of
                                                          Entertainment, Inc.;                         Scottsdale, Inc.;
                                                          Director of Artisoft, Inc.                   National Airlines, Inc.;
                                                          (1994 - 1998).                               BG Associates, Inc.; BK
                                                                                                       Entertainment, Inc.;
                                                                                                       and Arizona Rotorcraft,
                                                                                                       Inc.

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN            OTHER
                                POSITION(S)  LENGTH OF       OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE               OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS           BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------           ----------            -------
David W.C. Putnam(3)              Trustee    October      President and Director,           106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       F.L. Putnam Securities                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Company, Inc. and its                        Present), Anchor
Born: 1939                                                affiliates; President,                       International Bond
                                                          Secretary and Trustee,                       (December 2000 -
                                                          The Principled Equity                        Present); Progressive
                                                          Marke Fund. Formerly,                        Capital Accumulation
                                                          Trustee, Trust Realty                        Trust (August 1998 -
                                                          Trust (December Corp.;                       Present); Principled
                                                          Anchor Investment                            Equity Market Fund
                                                          Trust; Bow 2000 -                            (November 1996 -
                                                          Present); Ridge Mining                       Present), Mercy
                                                          Company and each of                          Endowment
                                                          the F.L. Putnam funds                        Foundation (1995 -
                                                          managed by Northstar                         Present); Director, F.L.
                                                          Investment Foundation                        Putnam Investment
                                                          Management                                   Management Company
                                                          Corporation (1994 -                          (December 2001 -
                                                          1999).                                       Present); Asian
                                                                                                       American Bank and
                                                                                                       Trust Company (June
                                                                                                       1992 - Present); and
                                                                                                       Notre Dame Health
                                                                                                       Care Center (1991 -
                                                                                                       Present) F.L. Putnam
                                                                                                       Securities Company,
                                                                                                       Inc. (June 1978 -
                                                                                                       Present); and an
                                                                                                       Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

Blaine E. Rieke(3)                Trustee    February     General Partner,                  106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Huntington Partners                          (February 2002 -
Scottsdale, Arizona 85258                    Present      (January 1997 -                              Present) and Morgan
Born: 1933                                                Present). Chairman of                        Chase Trust Co.
                                                          the Board and Trustee                        (January 1998 -
                                                          of each of the funds                         Present).
                                                          managed by ING
                                                          Investment
                                                          Management Co. LLC
                                                          (November 1998 -
                                                          February 2001).

Roger B. Vincent(3)               Trustee    February     President, Springwell             106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Corporation (1989 -                          (1994 - Present); and
Scottsdale, Arizona 85258                    Present      Present). Formerly,                          Director, AmeriGas
Born: 1945                                                Director, Tatham                             Propane, Inc. (1998 -
                                                          Offshore, Inc. (1996 -                       Present).
                                                          2000).

Richard A. Wedemeyer(2)           Trustee    February     Retired. Mr.                      106        Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Wedemeyer was                                (February 2002 -
Scottsdale, Arizona 85258                    Present      formerly Vice President                      Present) and
Born: 1936                                                - Finance and                                Touchstone Consulting
                                                          Administration,                              Group (1997 - Present).
                                                          Channel Corporation
                                                          (June 1996 - April
                                                          2002). Formerly, Vice
                                                          President, Operations
                                                          and Administration,
                                                          Jim Henson
                                                          Productions. (1979 -
                                                          1997); Trustee, First
                                                          Choice Funds (1997 -
                                                          2001); and of each of
                                                          the funds managed by
                                                          ING Investment
                                                          Management Co. LLC
                                                          (1998 - 2001).

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN            OTHER
                                POSITION(S)  LENGTH OF       OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE               OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS           BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------           ----------            -------
TRUSTEES WHO ARE "INTERESTED PERSONS"
Thomas J. McInerney(4)            Trustee    February     Chief Executive Officer,          160        Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                 2001 -       ING U.S. Financial                           Inc. (May 2003 -
Scottsdale, Arizona 85258                    Present      Services (September                          Present); Trustee, GCG
Born: 1956                                                2001 - Present);                             Trust (February 2002 -
                                                          General Manager and                          Present); Equitable Life
                                                          Chief Executive Officer,                     Insurance Co., Golden
                                                          ING U.S. Worksite                            American Life
                                                          Financial Services                           Insurance Co., Life
                                                          (December 2000 -                             Insurance Company of
                                                          Present); Member, ING                        Georgia, Midwestern
                                                          Americas Executive                           United Life Insurance
                                                          Committee (2001 -                            Co., ReliaStar Life
                                                          Present); President,                         Insurance Co., Security
                                                          Chief Executive Officer                      Life of Denver, Security
                                                          and Director of                              Connecticut Life
                                                          Northern Life Insurance                      Insurance Co.,
                                                          Company (March 2001 -                        Southland Life
                                                          October 2002), ING                           Insurance Co., USG
                                                          Aeltus Holding                               Annuity and Life
                                                          Company, Inc. (2000 -                        Company, and United
                                                          Present), ING Retail                         Life and Annuity
                                                          Holding Company                              Insurance Co. Inc
                                                          (1998 - Present), ING                        (March 2001 - Present);
                                                          Life Insurance and                           Director, Ameribest Life
                                                          Annuity Company                              Insurance Co., (March
                                                          (September 1997 -                            2001 to January 2003);
                                                          November 2002) and                           Director, First
                                                          ING Retirement                               Columbine Life
                                                          Holdings, Inc. (1997 -                       Insurance Co. (March
                                                          Present). Formerly,                          2001 to December
                                                          General Manager and                          2002); Member of the
                                                          Chief Executive Officer,                     Board, National
                                                          ING Worksite Division                        Commission on
                                                          (December 2000 -                             Retirement Policy,
                                                          October 2001),                               Governor's Council on
                                                          President, ING-SCI, Inc.                     Economic
                                                          (August 1997 -                               Competitiveness and
                                                          December 2000);                              Technology of
                                                          President, Aetna                             Connecticut,
                                                          Financial Services                           Connecticut Business
                                                          (August 1997 -                               and Industry
                                                          December 2000).                              Association, Bushnell;
                                                                                                       Connecticut Forum;
                                                                                                       Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

--------------------------------------------------------------------------------

                                               TERM OF                                 NUMBER OF
                                             OFFICE AND         PRINCIPAL            PORTFOLIOS IN            OTHER
                                POSITION(S)  LENGTH OF       OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS           HELD WITH      TIME           DURING THE               OVERSEEN             HELD BY
            AND AGE                 FUND      SERVED(1)      PAST FIVE YEARS           BY TRUSTEE            TRUSTEE
            -------                 ----      ---------      ---------------           ----------            -------
John G. Turner(5)                 Trustee    October      Chairman, Hillcrest               106        Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                 1999 -       Capital Partners (May                        Hormel Foods
Scottsdale, Arizona 85258                    Present      2002-Present);                               Corporation (March
Born: 1939                                                President, Turner                            2000 - Present); Shopko
                                                          Investment Company                           Stores, Inc. (August
                                                          (January 2002 -                              1999 - Present); and
                                                          Present). Mr. Turner                         M.A. Mortenson
                                                          was formerly Vice                            Company (March 2002 -
                                                          Chairman of ING                              Present).
                                                          Americas (2000 - 2002);
                                                          Chairman and Chief
                                                          Executive Officer of
                                                          ReliaStar Financial
                                                          Corp. and ReliaStar Life
                                                          Insurance Company (1993
                                                          - 2000); Chairman of
                                                          ReliaStar United
                                                          Services Life Insurance
                                                          Company (1995 - 1998);
                                                          Chairman of ReliaStar
                                                          Life Insurance Company
                                                          of New York (1995 -
                                                          2001); Chairman of
                                                          Northern Life Insurance
                                                          Company (1992 - 2001);
                                                          Chairman and Trustee of
                                                          the Northstar affiliated
                                                          investment companies
                                                          (1993 - 2001) and
                                                          Director, Northstar
                                                          Investment Management
                                                          Corporation and its
                                                          affiliates (1993 -
                                                          1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
         NAME, ADDRESS                   POSITION(S)              AND LENGTH OF                 DURING THE
            AND AGE                  HELD WITH THE TRUST         TIME SERVED(1)               PAST FIVE YEARS
            -------                  -------------------         --------------               ---------------
OFFICERS:
James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                        Chief Operating            June 2000 - Present      Advisors, Inc., ING Investments,
                                  Officer                                             LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                                  Senior Executive           June 2000 - February     EAMC Liquidation Corp. (since
                                  Vice President             2001                     December 2001); Executive Vice
                                                                                      President and Chief Operating
                                  Secretary                  April 1995 - February    Officer of ING Funds Distributor,
                                                             2001                     LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September 2002);
                                                                                      Senior Executive Vice President
                                                                                      (June 2000 to December 2000) and
                                                                                      Secretary (April 1995 to December
                                                                                      2000) of ING Capital Corporation,
                                                                                      LLC, ING Funds Services, LLC, ING
                                                                                      Investments, LLC, ING Advisors,
                                                                                      Inc., Express America T.C. Inc.,
                                                                                      and EAMC Liquidation Corp.; and
                                                                                      Executive Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (May 1998 to June 2000)
                                                                                      and Senior Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (April 1995 to April
                                                                                      1998).

Stanley D. Vyner                  Executive Vice             March 2003- Present      Executive Vice President, ING
7337 E. Doubletree Ranch Rd.,     President                  (For the ING Funds)      Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                             LLC (July 2000 - Present) and Chief
Born: 1950                                                   July 1996 - March        Investment Officer of the
                                                             2002 (For the            International Portfolios, ING
                                                             international            Investments, LLC (July 1996 -
                                                             portfolios of the        Present.) Formerly, President and
                                                             Pilgrim Funds)           Chief Executive Officer, ING
                                                                                      Investments, LLC (August 1996 -
                                                                                      August 2002).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001 to
                                                                                      October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING Funds
                                                                                      Distributor, LLC (June 1998 to
                                                                                      December 2001) and Chief Financial
                                                                                      Officer of Endeavor Group (April
                                                                                      1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
         NAME, ADDRESS                   POSITION(S)              AND LENGTH OF                 DURING THE
            AND AGE                  HELD WITH THE TRUST         TIME SERVED(1)               PAST FIVE YEARS
            -------                  -------------------         --------------               ---------------
OFFICERS:
Robert S. Naka                    Senior Vice President      November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                        Assistant Secretary        July 1996 - Present      ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Robyn L. Ichilov                  Vice President             November 1997 -          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                Present                  Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Kimberly A. Anderson              Vice President and         February 2001 -          Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                  Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                  November 1999 -          ING Advisors, Inc., ING
                                  Vice President and         February 2001            Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Lauren D. Bensinger               Vice President             February 2003 -          Vice President and Chief
7337 E. Doubletree Ranch Rd.,                                Present                  Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                             Distributor, LLC (July 1995 to
Born: 1954                                                                            Present); Vice President (February
                                                                                      1996 to Present) and Chief
                                                                                      Compliance Officer (October 2001 to
                                                                                      Present), ING Investments, LLC;
                                                                                      Vice President and Chief Compliance
                                                                                      Officer, ING Advisors, Inc. (July
                                                                                      2000 to Present); Formerly, Vice
                                                                                      President and Chief Compliance
                                                                                      Officer ING Quantitative
                                                                                      Management, Inc. (July 2000 to
                                                                                      September 2002) and Vice President
                                                                                      ING Fund Services, LLC (July 1995
                                                                                      to Present).

Todd Modic                        Assistant                  August 2001 - Present    Vice-President of Financial
7337 E. Doubletree Ranch Rd.,     Vice President                                      Reporting-Fund Accounting of ING
Scottsdale, Arizona 85258                                                             Funds Services, LLC (September
Born: 1967                                                                            2002 to present). Director of
                                                                                      Financial Reporting of ING
                                                                                      Investments, LLC (March 2001 to
                                                                                      September 2002). Formerly, Director
                                                                                      of Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000 to
                                                                                      January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
         NAME, ADDRESS                   POSITION(S)              AND LENGTH OF                 DURING THE
            AND AGE                  HELD WITH THE TRUST         TIME SERVED(1)               PAST FIVE YEARS
            -------                  -------------------         --------------               ---------------
OFFICERS:
Maria M. Anderson                 Assistant                  August 2001 - Present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting, Stein
                                                                                      Roe Mutual Funds (July 1998 to
                                                                                      August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe Mutual
                                                                                      Funds (August 1997 to July 1998).

Susan P. Kinens                   Assistant                  February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and         Present (For the ING     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary        Funds)                   Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five
                                                                                      years.

----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
   ING Emerging Countries Fund                       ING Financial Services Fund
   ING Foreign Fund                                  ING Large Company Value Fund
   ING International Fund                            ING MagnaCap Fund
   ING International Growth Fund                     ING Tax Efficient Equity Fund
   ING International SmallCap Growth Fund            ING Value Opportunity Fund
   ING International Value Fund                      ING SmallCap Value Fund
   ING Precious Metals Fund                          ING MidCap Value Fund
   ING Russia Fund
                                                  DOMESTIC EQUITY AND INCOME FUNDS
INTERNATIONAL GLOBAL EQUITY                          ING Equity and Bond Fund
   ING Global Technology Fund                        ING Convertible Fund
   ING Global Real Estate Fund                       ING Balanced Fund
   ING Worldwide Growth Fund                         ING Growth and Income Fund

DOMESTIC EQUITY FUNDS                             FIXED INCOME FUNDS
   ING Growth Fund                                   ING Bond Fund
   ING Growth + Value Fund                           ING Classic Money Market Fund*
   ING Growth Opportunities Fund                     ING Government Fund
   ING LargeCap Growth Fund                          ING GNMA Income Fund
   ING MidCap Opportunities Fund                     ING High Yield Opportunity Fund
   ING Small Company Fund                            ING High Yield Bond Fund
   ING SmallCap Opportunities Fund                   ING Intermediate Bond Fund
   ING Technology Fund                               ING Lexington Money Market Trust*
                                                     ING National Tax Exempt Bond Fund
DOMESTIC EQUITY INDEX FUNDS                          ING Money Market Fund*
   ING Index Plus LargeCap Fund                      ING Aeltus Money Market Fund*
   ING Index Plus MidCap Fund                        ING Strategic Bond Fund
   ING Index Plus SmallCap Fund
   ING Disciplined LargeCap                       STRATEGIC ALLOCATION FUNDS
                                                     ING Strategic Allocation Growth Fund
                                                     ING Strategic Allocation Balanced Fund
                                                     ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                     ING Prime Rate Trust
                                                     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]                                                     DEI&QAR0503-0729
 ING FUNDS

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)  Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust

By /s/ James M. Hennessy
   --------------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date August 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James M. Hennessy
   --------------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date August 4, 2003
    -------------------------------------------


By /s/ Michael J. Roland
   --------------------------------------------
   Michael J. Roland
   Executive Vice President and
   Chief Financial Officer

Date August 4, 2003
     ------------------------------------------